UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Frederick C. Castellani 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2006

Date of reporting period:	06/30/2006

Item 1. Reports to Stockholders.

RETIREMENT SERVICES

MassMutual
Select Funds

Semi-Annual Report, June 30, 2006

I N V E S T

I N S U R E

R E T I R E

You can’t predict. You can prepare.®

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MassMutual Select Strategic Bond Fund	81

MassMutual Select Strategic Balanced Fund	88

MassMutual Select Diversified Value Fund	95

MassMutual Select Fundamental Value Fund	98

MassMutual Select Value Equity Fund	100

MassMutual Select Large Cap Value Fund	104

MassMutual Select Indexed Equity Fund	106

MassMutual Select Core Opportunities Fund	112

MassMutual Select Blue Chip Growth Fund	113

MassMutual Select Large Cap Growth Fund	116

MassMutual Select Growth Equity Fund	118

MassMutual Select Aggressive Growth Fund	122

MassMutual Select OTC 100 Fund	123

MassMutual Select Focused Value Fund	126

MassMutual Select Small Cap Value Equity Fund	128

MassMutual Select Small Company Value Fund	133

MassMutual Select Small Cap Core Equity Fund	138

MassMutual Select Mid Cap Growth Equity Fund	142

MassMutual Select Mid Cap Growth Equity II Fund	144

MassMutual Select Small Cap Growth Equity Fund	149

MassMutual Select Small Company Growth Fund	153

MassMutual Select Emerging Growth Fund	156

MassMutual Select Overseas Fund	159

MassMutual Select Destination Retirement Income Fund	162

MassMutual Select Destination Retirement 2010 Fund	163

MassMutual Select Destination Retirement 2020 Fund	164

MassMutual Select Destination Retirement 2030 Fund	165

MassMutual Select Destination Retirement 2040 Fund	166

Statement of Assets and Liabilities	168

Statement of Operations	184

Statement of Changes in Net Assets	192

Financial Highlights	206

Notes to Financial Statements	284

Other Information (Unaudited)	327

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Funds. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MassMutual Select Funds – President's Letter to Shareholders

June 30, 2006

Frederick C. Castellani

"Although we expect occasional weakness in the financial markets, MassMutual believes that individuals who diversify their investments can help to reduce their investment losses and increase their total returns – potentially increasing the likelihood of reaching their financial goals."

Stocks outpace bonds for the year-to-date period

In an environment of rising inflation, a slowing economy and indications of a slowdown in the real estate market, equities outperformed bonds for the six months ended June 30, 2006. The Dow Jones Industrial AverageSM (The Dow), which measures blue-chip activity, returned 4.04% for the period. The technology-laden Nasdaq Composite® Index (Nasdaq) lost 1.51%, and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 2.70%. The clear outperformer, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that advanced 10.16% during this challenging period*.

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned –0.72% for the six-month period ended June 30, 2006*. Investors in this market segment continued to face the challenges posed by a Federal Reserve (Fed) that remained in a tightening mode – raising the federal funds target rate in 0.25% increments four times – from 4.25% at the start of the first quarter to 5.25% at the end of June.

Turning to the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. Against this backdrop, foreign stocks continued to outperform their U.S.-based counterparts.

As early estimates placed first quarter economic growth around the robust level of 5.0%, bond yields rose and prices fell. (The official Gross Domestic Product (GDP) for the first quarter came in at 4.8%.) Additionally, inflationary pressures at the wholesale level were somewhat stronger than expected, as the core Producer Price Index – excluding food and energy – ticked up by 0.4% in January and 0.3% in February. (Rising inflation tends to drive bond prices lower.) The period featured two hikes in short-term interest rates by the Fed, and longer-term rates also rose during the quarter. Consequently, the Lehman Brothers Aggregate Bond Index fell slightly.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, The Dow was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%. Even the first quarter's clear winner, foreign stocks, only produced a 0.70% gain, as measured by the MSCI EAFE Index – aided in part by a weaker U.S. dollar.

Meanwhile, with rising inflation and interest rates making headlines, bond prices remained on the defensive during the second quarter. Treasuries and higher-quality corporate bonds struggled against rising yields across all maturities. Bond prices in the longer maturities were particularly weak. As a result, the Lehman Brothers Aggregate Bond Index ended the quarter just below the break-even mark, returning –0.08%*.

A look at the recent market volatility

The stock market recovery of the past few years can be divided into two phases. First, there was a period of strongly advancing share prices for roughly a year following the March 2003 lows, as investors were cheered by early military success in Iraq and signs that the U.S. economy was finally on the mend after a prolonged three-year bear market in stocks. A key player in this recovery was former Fed chairman Alan Greenspan, who from early 2001 through November 2002, advocated the

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Select Funds – President's Letter to Shareholders (Continued)

Fed's strategy to progressively lower the target federal funds rate from 6.50% to 1.25% – a level unseen for decades. One final 0.25% cut would follow near the end of June 2003, while the economic rally was still in motion.

Naturally, short-term interest rates could not remain at 1.00% forever. In June 2004, Mr. Greenspan began raising rates again, employing a methodical, gradual approach to "removing policy accommodation," which appeared to calm investors' nerves. As a result, stock prices trended irregularly higher for almost the next two years. With the economy growing at a healthy, sustainable pace and short-term interest rates on track to return to merely a neutral level, there was a lot for investors to like about the financial environment. The stock market, of course, generally likes predictability and dislikes uncertainty.

Nevertheless, a few storm clouds dotted the horizon. Most notably, these included the rapid escalation of crude oil prices, which exceeded $70 at the end of June 2006 – and significant rallies in commodity prices, such as copper and gold, suggesting the possibility of worsening inflation on the horizon. For quite a while, though, it seemed as though the economy and the stock market were holding together nicely in the face of the twin threats of advancing commodity prices and rising interest rates.

So what happened to change things in the more recent environment? For one thing, inflation crept up to levels the Fed considers unacceptable. At the same time, near the end of May, there were signs that the Fed's credit-tightening moves were beginning to slow the economy. Central bank officials have stated numerous times that interest rate policy in the immediate future will be determined by economic data, rather than by the previous agenda of removing the stimulative monetary conditions that brought the economy out of recession. However, the conundrum facing the Fed under Ben Bernanke, Mr. Greenspan's successor, was – and is – what to do when the data give conflicting signals. All of this could add up to uncertainty – and, in all likelihood, increased volatility in the financial markets – at least, until additional information clarifies the situation.

Outlook

While the second quarter was disappointing, occasional weakness in the stock and bond markets is a normal occurrence. MassMutual believes investors would be wise to adhere to established investing principles, including taking a long-term perspective and employing a strategy of diversification among investment types. Although diversification cannot prevent losses, the long-term effect of proper diversification has tended to be a reduction in losses and an increase in total returns. By helping smooth out the peaks and valleys of investing, diversification can help investors to stay the course and may increase the likelihood of reaching their financial goals.

Frederick C. Castellani
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/1/06 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Bond Fund?  This Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned –1.40%, trailing the –0.72% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index.

What was the investment background during the period?  Interest rates rose across the yield curve in the first quarter. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Driven by the Federal Reserve's (Fed's) decision to raise its target funds rate from 4.25% to 4.75% and by news that suggested the economy was stronger than expected, short-term interest rates rose more than had been expected, and somewhat more than long-term rates, resulting in a flatter yield curve. The curve briefly inverted in February (i.e., short-term interest rates were higher than long-term rates), only to revert to a slight upward slope in March. Investment-grade credit spreads – or the differences in yields between comparable bonds – declined modestly, as the outlook for the economy improved. Tightening spreads often indicate decreasing yields and increasing prices for a specific group of bonds. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Mortgage-backed spreads were mixed. High-yield spreads tightened significantly, led by positive restructuring announcements that sparked strong gains in General Motors (GM) and Ford bonds. Emerging market spreads extended their long tightening process, leaving yields at record-low levels.

During the second quarter, interest rates moved broadly higher across the yield curve, driven by a more-active-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Fed raised its target federal funds rate by 0.25% at each of its two meetings, exceeding the market's expectation that only one more tightening was likely to occur. The economy proved resilient, despite rising energy prices and a softer housing market, while headline inflation registered 3%-4% and core inflation drifted slightly higher. Corporate profits exceeded expectations. The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle.

What factors contributed to the Fund's performance?  During the first quarter, our decision to extend duration moderately as rates rose suffered, since rates continued to drift higher. A modest exposure to the short end of the yield curve also hampered the Fund's performance, since short-term rates rose more than had been expected. A moderately overweight exposure to BBB-rated corporate bonds contributed to returns as spreads narrowed, and an emphasis on BB-rated bonds, particularly those of GM and Ford, benefited as spreads narrowed and their prices rose. An overweight exposure to the mortgage-backed sector added somewhat to performance. A modest exposure to emerging market debt had a positive impact on performance, as spreads were generally tighter. Moderate non-dollar bond exposure hampered the Fund's progress, as our choice of bonds underperformed their U.S. counterparts.

The Fund's strategies produced mixed results in the second quarter. Overweight duration detracted somewhat from performance, as interest rates rose, and modest yield curve exposure suffered as the

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

curve flattened. Underweight exposure to the corporate bond sector benefited from wider spreads, but an emphasis on lower-quality issues was penalized as those sectors underperformed. The Fund's overweight exposure to the mortgage-backed sector was a modest negative for performance, as spreads widened marginally and prices fell. Treasury Inflation-Protected Securities (TIPS) exposure contributed to the Fund's progress, thanks mainly to an outsized inflation adjustment for the period and a rise in breakeven spreads (the difference between TIPS' return and the rate of inflation that is needed for TIPS to break even to nominal Treasuries). Non-dollar bond exposure detracted modestly from returns, as foreign yields rose more than their U.S. counterparts, but our decision to leave some currency exposure unhedged benefited the Fund due to the weaker dollar. Emerging market and high-yield debt exposure detracted somewhat from returns, as spreads widened and prices fell, but our emphasis on the auto sector benefited from a significant tightening in GM spreads, thanks to positive restructuring news.

What is your outlook?  With economic growth moderating and monetary policy having achieved a degree of neutrality, we think that inflation pressures are likely to moderate and interest rates are likely to be relatively stable over the next several years. Thus, we will continue to follow a tactical duration strategy that calls for duration to rise as rates rise, and to fall as rates fall.

MassMutual Select Strategic Bond Fund

Quality Structure

(% of Net Assets) on 6/30/06

U.S. Governments, Aaa/AAA	72.7%
Aa/AA	2.5%
A/A	3.7%
Baa/BBB	7.5%
Ba/BB	5.2%
B/B	1.5%
Forward Currency Contracts	0.0%
Purchased Options	0.1%
Futures	(0.2%)
Written Options	0.1%
Short-Term Investments and Other Assets and Liabilities	6.9%
Total	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Select Strategic Bond Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/04 - 6/30/06
Class S	–1.40%	–1.93%	0.15%
Class A	–1.50%	–2.11%	–0.10%
Class A (sales load deducted)*	–6.18%	–6.76%	–3.30%
Class Y	–1.30%	–1.91%	0.16%
Class L	–1.30%	–1.91%	0.17%
Class N	–1.71%	–2.58%	–0.49%
Class N (CDSC fees deducted)*	–2.69%	–3.54%	–0.49%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	1.26%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Balanced Fund?  This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 1.98%, trailing the 2.25% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Conversely, the Fund's 1.98% advance outperformed the –0.72% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index, but underperformed the 3.23% of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

What was the investment background during the period?  During the first quarter, the overall market was buoyed by optimism regarding corporate profits and the possibility that the Federal Reserve (Fed) would stop raising interest rates sooner rather than later. Interest rates rose across the yield curve. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Driven by the Fed's decision to raise its target funds rate from 4.25% to 4.75% during the period and by news that suggested the economy was stronger than expected, short-term interest rates rose more than had been expected, and somewhat more than long-term rates, resulting in a flatter yield curve. The yield curve briefly inverted in February (i.e., short-term interest rates exceeded long-term rates), only to revert to a slight upward slope in March when long-term rates increased.

During the second quarter, stocks advanced through the first week of May and then corrected over much of the remainder of the period. Interest rates moved broadly higher across the yield curve, driven by a more-active-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term interest rates rose more than their long-term counterparts, leaving the yield curve substantially flat. The Fed raised its target funds rate by 0.25% at each of its two meetings, exceeding the market's expectation that only one more tightening was likely to occur during the period. The economy proved resilient, despite rising energy prices, a softer housing market and corporate profits that exceeded expectations.

What factors contributed to the Fund's performance with respect to its stock portfolio?  During the first quarter, the largest contributors to the Fund's performance came from its holdings in the industrials, information technology and financials sectors. Conversely, the Fund's investments in the telecommunications services sector were the only detractors from performance. During the second quarter, the largest contributors to the Fund's results were in the energy and consumer staples sectors. Our holdings in the information technology and financials sectors were the largest detractors from performance, however.

What factors contributed to the Fund's performance with respect to its bond portfolio?  During the first quarter, the Fund's modest exposure to the short end of the yield curve hampered results, since short-term rates rose more than had been expected. A moderately overweight exposure to BBB-rated corporate bonds contributed to returns, as spreads – or the differences in yields between comparable bonds – narrowed. Tightening spreads often indicate decreasing yields and increasing prices for a specific group of bonds. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. An emphasis on BB-rated bonds, particularly those of General Motors (GM) and Ford, benefited the Fund as spreads narrowed and their prices rose. Also having a positive impact on performance was our modest exposure to emerging market debt, as spreads were generally tighter in the first quarter. Turning to the second quarter, the Fund's underweight exposure to the corporate bond sector benefited from wider spreads, but our emphasis on lower-quality issues was penalized, as those sectors underperformed. Our

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

overweight exposure to the mortgage-backed sector was a modest negative for performance, as spreads widened marginally. Emerging market and high-yield debt exposure also detracted somewhat from second quarter returns, as spreads widened and prices fell. Conversely, our emphasis on the auto sector benefited from a significant tightening in GM spreads, thanks to positive restructuring news.

What is your outlook?  From the perspective of the Fund's equity portfolio, we believe that 2006 may witness a change in market leadership in the direction of larger companies. There have been only four six-year periods since 1925 during which the S&P 500® Index has shown a decline (including 2000-2005). Larger companies were significantly overpriced relative to smaller- and mid-cap stocks as the decade began, but now arguably are as cheap, in a relative sense, as they were 25 years ago. Historically speaking, leadership changes have usually occurred in correcting stock markets – and we suspect the transition to larger company leadership may become apparent within the next few months.

With respect to the fixed-income segment of the portfolio, we believe that with economic growth moderating and monetary policy having achieved a degree of neutrality, inflation pressures may moderate and interest rates may remain relatively stable over the next several years.

MassMutual Select Strategic

Balanced Fund

Asset Allocation

(% of Net Assets) on 06/30/06

Equities	58.8%
Bonds & Notes	35.3%
Purchased Options	0.0%
Forward Currency Contracts	(0.0%)
Futures	(0.1%)
Swaps	(0.1%)
Written Options	(0.0%)
Short-Term Investments and Other Assets and Liabilities	6.1%
100.0%

MassMutual Select Strategic

Balanced Fund

Largest Stock Holdings (6/30/06)

News Corp., Inc., Cl. B

JP Morgan Chase & Co.

The PMI Group, Inc.

Bank of America Corp.

Cisco Systems, Inc.

Honeywell International, Inc.

The Walt Disney Co.

Abbott Laboratories

Merrill Lynch & Co., Inc.

Pearson PLC

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

MassMutual Select Strategic Balanced Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class S	1.98%	6.11%	4.64%
Class A	1.80%	5.69%	4.19%
Class A (sales load deducted)*	–4.05%	–0.38%	1.75%
Class Y	1.89%	6.03%	4.56%
Lipper Balanced	2.25%	7.03%	6.57%
Lehman Aggregate	–0.72%	–0.81%	2.43%
Russell 3000	3.23%	9.56%	8.52%

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class L, Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

MassMutual Select Strategic Balanced Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class L	1.80%	5.89%	4.42%
Class N	1.61%	5.28%	3.86%
Class N (CDSC fees deducted)*	0.61%	4.28%	3.86%
Lipper Balanced	2.25%	7.03%	6.57%
Lehman Aggregate	–0.72%	–0.81%	2.43%
Russell 3000	3.23%	9.56%	8.52%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified Value Fund?  This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 5.94%, underperforming the 6.56% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?  During the first quarter, domestic equity markets rose, as the S&P 500® Index increased by 4.2% on investor confidence that U.S. companies could continue to provide earnings gains in 2006. Investor optimism prevailed despite high oil prices, the prospects for further interest rate increases and a slowdown in the housing market. In this environment, value stocks outperformed growth stocks. All sectors were in the positive column, although dispersion of returns was quite narrow. Even the energy sector, which outperformed all other sectors in 2005, was in line with other industries during the first quarter, albeit toward the high end of the range. Telecommunications stocks gained, as the proposed AT&T/BellSouth merger fueled speculation of further industry consolidation. However, consumer cyclicals lagged, as troubles in the U.S. auto industry grew.

After much turbulence, the S&P 500 Index ended the second quarter down 1.4%, reducing its gain for the first six months to 2.7%. While this was not a significant quarterly drop by historical standards, the mid-quarter rout came as a shock to investors after an extended period of strong markets and low volatility. In the decline, value stocks once again outperformed their growth counterparts. Sector performance was mixed, however, with no clear theme. Housing-related, technology and capital equipment stocks fell the most in the quarter. Conversely, energy and industrial resource stocks finished the quarter in positive territory, rebounding from their steep declines during the worst of the market downdraft in May and early June. Utilities and consumer staples issues also posted gains.

What factors contributed to the Fund's performance?  During the first quarter, the Fund's returns, relative to the Russell 1000 Value Index, were helped by our positioning within the energy and technology sectors. In energy, offshore drillers Diamond Offshore Drilling, GlobalSantaFe and Rowan gained, as major oil producers continued to spend heavily on exploration. In technology, Corning was a key contributor, as the company continued to benefit from robust demand for high-end LCD televisions. Telecommunications equipment manufacturers Tellabs and ADC Telecommunications rose on continued strong broadband infrastructure. Conversely, relative returns were hurt by our stock selection within the financials sector, as several of our insurance holdings declined on disappointing pricing. Another chief detractor was Intel, as shares of the company fell on investor concerns regarding a slowdown in PC sales. Stock selection in industrial resources and consumer staples also detracted from performance. Finally, many of our auto parts holdings hampered performance, as pressure in that industry continues.

Turning to the second quarter, the Fund's relative returns were hurt by our stock selection within the energy sector, especially first quarter winners Diamond Offshore Drilling, GlobalSantaFe and Rowan. These offshore drillers suffered as natural gas prices fell, reflecting above-normal natural gas inventories due to an unseasonably warm winter. Contributing to returns, on the other hand, was stock selection within the consumer growth sector, particularly our positions in Comcast and CBS. Comcast benefited from strength in its Internet-based phone service rollout and subscription growth for high-speed Internet. Meanwhile, shares of CBS rose after the company reported solid television viewership ratings. Additionally, CBS sold Paramount Parks for a higher-than-expected price and planned to devote the proceeds to share buybacks.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

What is your outlook?  It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Federal Reserve policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MassMutual Select Diversified Value Fund

Industry Table

(% of Net Assets) on 6/30/06

Banking, Savings & Loans	15.7%
Energy	12.1%
Insurance	9.3%
Financial Services	8.7%
Telephone Utilities	6.0%
Pharmaceuticals	5.3%
Broadcasting, Publishing & Printing	4.1%
Foods	3.7%
Electrical Equipment & Electronics	3.5%
Electric Utilities	3.1%
Automotive & Parts	2.5%
Cosmetics & Personal Care	2.5%
Tobacco	2.2%
Computers & Office Equipment	1.9%
Industrial – Diversified	1.9%
Communications	1.8%
Aerospace & Defense	1.7%
Chemicals	1.4%
Beverages	1.3%
Transportation	1.2%
Restaurants	1.1%
Computers & Information	1.1%
Metals & Mining	0.9%
Household Products	0.9%
Retail	0.8%
Containers	0.7%
Apparel, Textiles & Shoes	0.6%
Entertainment & Leisure	0.5%
Prepackaged Software	0.4%
Healthcare	0.4%
Advertising	0.3%
Computer Programming Services	0.3%
Forest Products & Paper	0.2%
Toys, Games	0.2%
Building Materials & Construction	0.2%
Home Construction, Furnishings & Appliances	0.1%
Short-Term Investments and Other Assets and Liabilities	1.4%
100.0%

MassMutual Select Diversified Value Fund

Largest Holdings

Largest Stock Holdings (6/30/06)

Exxon Mobil Corp.

Citigroup, Inc.

Bank of America Corp.

Pfizer, Inc.

JP Morgan Chase & Co.

AT&T, Inc.

American International Group, Inc.

General Electric Co.

Verizon Communications, Inc.

Altria Group, Inc.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Diversified Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 10/15/04 - 6/30/06
Class S	5.94%	11.79%	13.54%
Class A	5.60%	11.16%	12.98%
Class A (sales load deducted)*	–0.48%	4.77%	9.13%
Class Y	5.86%	11.63%	13.43%
Class L	5.76%	11.53%	13.30%
Class N	5.50%	10.87%	12.64%
Class N (CDSC fees deducted)*	4.50%	9.87%	12.64%
Russell 1000 Value Index	6.56%	12.10%	14.74%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Fundamental Value Fund?  The Fund seeks long-term total return by investing at least 80% of its net assets in equity securities, with a focus on companies with large capitalizations (generally having market capitalizations above $2 billion).

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 7.14%, outpacing the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?  During the first quarter, U.S. equity markets posted one of their strongest quarters in recent years in the face of rising long-term interest rates and noticeable cooling in the housing market. Value stocks outperformed the broader market, as the Russell 1000® Value Index return of 5.9% bested the S&P 500 Index return of 4.2%.

Turning to the second quarter, domestic stock markets were weak, as investors became increasingly nervous about inflation and continued Federal Reserve tightening. Evidence suggesting some cooling in the U.S. housing market became more apparent during this period. In this environment, value stocks outpaced the broader market, as the Russell 1000 Value Index return of 0.6% outperformed the S&P 500 Index return of –1.4%.

What factors contributed to the Fund's performance?  During the first quarter, stock selection in three of ten broad industry sectors added to the Fund's performance relative to its benchmark, the S&P 500 Index. Our holdings in the energy, industrials, and consumer staples sectors were the largest contributors. Conversely, the Fund's investments in the health care, utilities, and materials sectors detracted from relative results. From an industry weightings standpoint, the Fund's allocations to capital goods, transportation, and food/staples retailing contributed to the Fund's relative results. Our purchases during the first quarter reflected stock-specific fundamentals. For example, we purchased shares of aerospace and defense companies Lockheed Martin and Goodrich on the belief that aircraft orders should remain strong for the foreseeable future – and defense spending likely will remain robust as international tensions remain elevated. We purchased shares of Abbott Laboratories, which we expected would benefit from its strong pharmaceutical product pipeline, and Sun Microsystems, where we expected revenues and cost performance to positively surprise investors. Our purchases were funded by sales of stocks that had achieved our price objectives, including CSX, GlobalSantaFe, and Rockwell Automation. Our reduced earnings outlook for Dollar General caused us to eliminate the position.

Turning to the second quarter, stock selection in six of ten broad industry sectors fueled the portfolio's benchmark-relative performance. Investments in the financials, consumer staples, and utilities sectors were the largest contributors to the Fund's progress. Conversely, holdings in the information technology, energy, and health care sectors detracted the most from relative results. With respect to industry weightings, the portfolio's allocations to health care equipment/services, food/staples retailing, and capital goods hampered the Fund relative to its benchmark. During this period, we trimmed or eliminated some big winners in the capital goods area, including Caterpillar and Rockwell Automation. We also trimmed shares of companies whose earnings had not lived up to our expectations, such as AIG and Citigroup. We reduced energy holdings – specifically, ExxonMobil and Cameco – and eliminated electric utilities PPL and Consolidated Edison. Proceeds were used to build positions in several technology-related companies, including EMC, Hewlett Packard and Cisco. We also built a position in UPS, which had languished following its IPO at the beginning of the decade, despite very robust earnings growth, and we added to the Fund's AT&T position, as we continued to gain confidence in the earnings outlook for the company. Finally, we added Aetna on market confusion following their most recent earnings report, since we believe that Aetna's valuation does not reflect its strong fundamentals.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

What is your outlook?  Little has changed in the economic trend or in the strong corporate profit growth over the past few years, despite greater capital market volatility during the second quarter. Despite the ongoing trend in vigorous global growth, the economic and investment market cycles are quite advanced, and we believe there may be storm clouds on the horizon for the U.S. consumer. We think higher energy costs, increased real estate taxes, and lower mortgage equity withdrawals eventually could contribute to a consumer slowdown, while uncertainty remains with respect to the extent of that slowdown and its impact overseas.

MassMutual Select Fundamental Value Fund

Industry Table

(% of Net Assets) on 6/30/06

Banking, Savings & Loans	13.4%
Energy	11.0%
Insurance	8.4%
Financial Services	8.0%
Electric Utilities	5.4%
Telephone Utilities	5.2%
Retail	4.5%
Aerospace & Defense	4.5%
Pharmaceuticals	3.9%
Metals & Mining	3.4%
Broadcasting, Publishing & Printing	3.3%
Foods	3.2%
Medical Supplies	2.9%
Chemicals	2.3%
Air Transportation	2.3%
Machinery & Components	1.9%
Computers & Information	1.9%
Lodging	1.8%
Manufacturing	1.8%
Beverages	1.5%
Computers & Office Equipment	1.5%
Electrical Equipment & Electronics	1.5%
Communications Equipment	1.0%
Transportation	1.0%
Cosmetics & Personal Care	0.9%
Apparel, Textiles & Shoes	0.9%
Computer Integrated Systems Design	0.9%
Restaurants	0.9%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MassMutual Select Fundamental

Value Fund

Largest Stock Holdings (6/30/06)

Exxon Mobil Corp.

Citigroup, Inc.

CVS Corp.

Bank of America Corp.

Golden West Financial Corp.

Occidental Petroleum Corp.

AT&T, Inc.

JP Morgan Chase & Co.

WellPoint, Inc.

The Goldman Sachs Group, Inc.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Fundamental Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 12/31/01 - 6/30/06
Class S	7.14%	14.41%	N/A	5.89%
Class A	6.91%	13.95%	N/A	5.44%
Class A (sales load deducted)*	0.76%	7.40%	N/A	4.06%
Class Y	7.15%	14.39%	N/A	5.84%
Class L	7.16%	14.33%	N/A	5.71%
S&P 500 Index	2.70%	8.62%	2.49%	3.83%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Fundamental Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	6.68%	13.58%	14.45%
Class N (CDSC fees deducted)*	5.68%	12.58%	14.45%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Value Equity Fund?  The Fund seeks long-term growth of capital by investing in securities of companies that Fund management believes are undervalued in the marketplace relative to factors such as the company's assets, sales, earnings, growth potential, or cash flow – or relative to securities of other companies in the same industry.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 3.32%, trailing the 6.56% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?  The domestic equity market posted positive returns during the first quarter of 2006. Despite concerns about inflation, a slowdown in the housing market and higher short-term interest rates, strong corporate earnings and healthy economic growth fueled U.S. stocks. The impact from energy prices was mixed. The price for natural gas declined during the period, due to higher-than-normal temperatures and lower demand for home heating fuel in the U.S. Yet oil prices increased slightly and pushed gasoline prices higher. The Federal Reserve (Fed) raised its target short-term interest rate from 4.25% to 4.75% during the quarter. Long-term interest rates also increased, but the spread between long rates and short rates remained close to zero. With respect to market performance by capitalization, 2006 started off just like six of the previous seven years had finished, with small-cap stocks outperforming large caps (as measured by the Russell 2000® and Russell 1000® Indexes, respectively). In terms of style, the Russell 3000® Value Index topped the Russell 3000® Growth Index during the first three months of the year, just as it had in the previous six calendar years.

During the second quarter, U.S. equities pulled back amid investor concerns about monetary tightening and potential inflationary pressures. More-volatile information technology stocks fared the worst, while defensive market sectors, including utilities, held up relatively well. Less-liquid small- and mid-cap stocks – which had done well in 2006 through early May – underperformed large-cap stocks, while value stocks once again bested their growth counterparts. Investment-grade bond yields rose amid continued Fed interest rate hikes and an uptick in the core inflation rate. High-yield bond yield spreads – or the difference in yields relative to comparable bonds – remained narrow, but widened modestly versus comparable-duration Treasuries.

What factors contributed to the Fund's performance?  Hurting the Fund's performance during the first quarter was negative security selection within the materials and health care sectors. Within materials, the Fund held an overweight position in chemical stocks, which were hampered by concerns about the supply and demand fundamentals for ethylene. Within health care, the Fund's pharmaceutical holdings lagged, due in part to lower-than-expected earnings for the fourth quarter. Also hurting performance was an underweight position in the strong-performing telecommunications services stocks, which benefited from robust earnings and industry consolidation. Contributing to the Fund's performance, relative to the benchmark (the Russell 1000 Value Index) was strong security selection within the media industry, where the Fund held underweight positions in stocks with exposure to traditional media, such as radio and television, and was overweight in stocks with exposure to emerging markets and outdoor advertising. Also helping performance was an underweight position in the poor-performing commercial banks.

During the second quarter, from a sector perspective, financials held back the Fund's relative return the most. Specifically, the Fund's positions narrowly trailed their segment of the benchmark, as certain insurance and bank stocks were negatively impacted by downward earnings estimate revisions. Amid heightened economic concerns, an above-average weighting and lagging returns in industrials and an overweight position in weak-performing information technology stocks also worked against the Fund's relative return. Conversely, the Fund's overexposure to and good stock choices in telecommunication services stocks were a plus, as their underlying business fundamentals showed signs of stability and negative investor sentiment toward the sector continued to abate.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?  It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Fed policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MassMutual Select Value Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Energy	11.2%
Banking, Savings & Loans	9.7%
Insurance	8.2%
Pharmaceuticals	7.0%
Electrical Equipment & Electronics	6.5%
Aerospace & Defense	5.2%
Telephone Utilities	4.4%
Retail	4.0%
Financial Services	3.9%
Commercial Services	3.9%
Medical Supplies	3.9%
Metals & Mining	2.4%
Cosmetics & Personal Care	2.3%
Chemicals	2.0%
Foods	1.6%
Broadcasting, Publishing & Printing	1.6%
Entertainment & Leisure	1.6%
Electric Utilities	1.6%
Machinery & Components	1.5%
Computers & Office Equipment	1.5%
Communications	1.4%
Industrial – Diversified	1.1%
Tobacco	1.0%
Photography Equipment/ Supplies	1.0%
Real Estate	0.9%
Computers & Information	0.9%
Prepackaged Software	0.8%
Building Materials & Construction	0.8%
Air Transportation	0.8%
Information Retrieval Services	0.7%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.5%
Beverages	0.5%
Restaurants	0.5%
Oil & Gas	0.5%
Containers	0.5%
Data Processing & Preparation	0.4%
Transportation	0.3%
Diversified Financial	0.3%
Advertising	0.2%
Forest Products & Paper	0.2%
Internet Content	0.2%
Home Construction, Furnishings & Appliances	0.2%
Electronics	0.1%
Computer Integrated Systems Design	0.1%
Computer Programming Services	0.1%
Healthcare	0.1%
Manufacturing	0.1%
Communications Equipment	0.1%
Internet Software	0.1%
Heavy Machinery	0.1%
Travel	0.0%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MassMutual Select Value Equity Fund

Largest Stock Holdings (6/30/06)

Honeywell International, Inc.

General Electric Co.

American International Group, Inc.

AT&T, Inc.

Exxon Mobil Corp.

JP Morgan Chase & Co.

Bank of America Corp.

Citigroup, Inc.

Halliburton Co.

Pfizer, Inc.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/01 - 6/30/06
Class S	3.32%	13.26%	5.34%	4.91%
Class A	3.15%	12.77%	4.86%	4.46%
Class A (sales load deducted)*	–2.79%	6.28%	3.63%	3.27%
Class Y	3.41%	13.30%	5.30%	4.88%
Class L	3.24%	12.99%	5.13%	4.71%
Russell 1000 Value Index	6.56%	12.10%	6.90%	6.66%

Hypothetical Investments in MassMutual Select Value Equity Fund, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	3.04%	12.54%	14.44%
Class N (CDSC fees deducted)*	2.04%	11.54%	14.44%
Russell 1000 Value Index	6.56%	12.10%	16.99%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the Select Large Cap Value Fund?  This Fund seeks both capital growth and income by investing in large-capitalization companies that the Fund's sub-adviser believes foster the creation of long-term value – such as proven management, a durable franchise and business model, and sustainable competitive advantages.

How did the Fund perform during the six months ended June 30, 2006?   The Fund's Class S shares returned 3.08%, outpacing the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   For the six months ended June 30, 2006, equities outperformed bonds against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance?  During the first quarter, the Fund's holdings in financials, energy and materials were notable contributors to absolute performance. Top individual contributors included Costco Wholesale, Occidental Petroleum, Martin Marietta, ConocoPhillips and JPMorgan Chase. Detractors during the period were largely stock specific, and included Transatlantic Holdings, HCA Inc., Altria Group, Tyco International and Progressive Corp. Among the few changes we made in the first quarter, we added Sprint Nextel to the portfolio. Sprint Nextel offers consumers and businesses a wide range of telephone and data services delivered over wireless and wireline networks. While competition remains fierce in the telecommunications industry, we believe Sprint Nextel represents an attractive risk/reward trade-off, given its cash-generating assets, attractive competitive position and valuation.

During the second quarter, the Fund's investments in consumer staples, consumer discretionary and energy were notable contributors to performance. Top-performing positions included Comcast, Golden West Financial, Occidental Petroleum, Costco and News Corp. Detracting from performance, on the other hand, were individual issues within the information technology, materials, telecommunications and health care sectors. Less-than-favorable returns came from American International Group, Moody's, Microsoft, Sealed Air and Sprint Nextel.

What is your outlook?  Our belief is that the major averages are likely to advance in a range-bound fashion for the foreseeable future. Our view is that in such an environment, prudent stock selection may offer the potential to generate attractive returns.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Value Fund

Industry Table

(% of Net Assets) on 6/30/06

Banking, Savings & Loans	14.6%
Energy	12.1%
Financial Services	12.0%
Insurance	10.9%
Retail	6.7%
Commercial Services	5.0%
Broadcasting, Publishing & Printing	4.6%
Tobacco	4.4%
Industrial – Diversified	4.1%
Healthcare	2.8%
Beverages	2.0%
Containers	2.0%
Prepackaged Software	2.0%
Automotive & Parts	1.8%
Entertainment & Leisure	1.6%
Building Materials & Construction	1.5%
Cosmetics & Personal Care	1.5%
Transportation	1.4%
Telephone Utilities	1.3%
Communications	1.3%
Pharmaceuticals	0.9%
Foods	0.7%
Computers & Information	0.7%
Computers & Office Equipment	0.6%
Advertising	0.3%
Metals & Mining	0.3%
Household Products	0.2%
Computer Related Services	0.2%
Travel	0.1%
Short-Term Investments and Other Assets and Liabilities	2.4%
100.0%

MassMutual Select Large Cap

Value Fund

Largest Stock Holdings (6/30/06)

American Express Co.

Altria Group, Inc.

Costco Wholesale Corp.

ConocoPhillips

Tyco International Ltd.

JP Morgan Chase & Co.

American International Group, Inc.

Berkshire Hathaway, Inc. Cl. A

Golden West Financial Corp.

HSBC Holdings PLC

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Large Cap Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/00 - 6/30/06
Class S	3.08%	11.45%	5.65%	3.30%
Class A	2.84%	10.97%	5.13%	2.80%
Class A (sales load deducted)*	–3.08%	4.59%	3.89%	1.81%
Class Y	3.09%	11.46%	5.56%	3.21%
Class L	2.92%	11.27%	5.41%	3.03%
S&P 500 Index	2.70%	8.62%	2.49%	–0.54%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Large Cap Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	2.78%	10.70%	14.57%
Class N (CDSC fees deducted)*	1.78%	9.70%	14.57%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment objective of the Select Indexed Equity Fund?  The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500 Index.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 2.49%, moderately trailing the 2.70% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?  The Federal Reserve (Fed) raised interest rates twice during the first quarter of 2006, bringing the federal funds rate to 4.75% as of March 31. The new chairman of the Fed, Ben Bernanke, announced that additional hikes might be necessary due to "elevated prices of energy and other commodities." Oil prices remained a concern for investors and cast a shadow over future growth in both the U.S. and abroad. During the first quarter of 2006, crude oil prices ranged between $60 and $70 per barrel, within striking distance of the 2005 high of $71. On the positive side however, the U.S. Commerce Department announced that businesses saw their after-tax profits rise 13.8% during the fourth quarter of 2005, a dramatic improvement from the third quarter, when profits were down 4.3%.

The Fed maintained its tightening policy and increased interest rates by 0.25% at each Federal Open Market Committee (FOMC) meeting in May and June. This last increase was the 17th consecutive one since June 2004, and brought the federal funds rate to 5.25% as of June 29. Ahead of the June meeting, there had been some market speculation that the Fed might raise their key interest rate by 0.50%. The continued rise in energy and commodity prices had fueled concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices. Crude prices finished the quarter just above $70 per barrel, after reaching a new high of $75 in late April. In addition, the escalation of the conflict with North Korea that culminated with the actual testing of long-range missiles, added to the nervousness that pervaded financial markets.

What factors contributed to the Fund's performance?  During the quarter ended March 31, 2006, large-capitalization stocks underperformed both mid- and small-cap stocks. Value stocks outpaced growth issues during the period. Telecommunication services was the best-performing sector in the Index, returning 14.45%; utilities was the worst-performing sector, with its return of –1.16%.

Turning to the second quarter, large-cap stocks outperformed both mid- and small-cap issues. Value stocks once again outpaced their growth counterparts. During the quarter, utilities was the best-performing sector in the Index, while information technology was the worst-performing.

What is your outlook?  It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Fed policy. We expect these factors to have the greatest impact on market conditions as the remainder of 2006 unfolds.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Indexed Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Energy	9.9%
Banking, Savings & Loans	9.4%
Pharmaceuticals	8.1%
Financial Services	6.0%
Electrical Equipment & Electronics	6.0%
Insurance	5.3%
Retail	4.8%
Computers & Information	3.5%
Telephone Utilities	3.2%
Electric Utilities	3.0%
Prepackaged Software	2.9%
Aerospace & Defense	2.3%
Broadcasting, Publishing & Printing	2.3%
Cosmetics & Personal Care	2.3%
Beverages	2.1%
Transportation	2.0%
Medical Supplies	2.0%
Industrial – Diversified	1.6%
Foods	1.6%
Commercial Services	1.5%
Tobacco	1.5%
Chemicals	1.3%
Healthcare	1.3%
Machinery & Components	1.2%
Information Retrieval Services	1.2%
Entertainment & Leisure	1.1%
Computers & Office Equipment	1.0%
Communications	1.0%
Metals & Mining	1.0%
Data Processing & Preparation	0.7%
Real Estate	0.7%
Household Products	0.7%
Automotive & Parts	0.6%
Restaurants	0.6%
Apparel, Textiles & Shoes	0.6%
Communications Equipment	0.4%
Home Construction, Furnishings & Appliances	0.4%
Manufacturing	0.4%
Forest Products & Paper	0.4%
Computer Integrated Systems Design	0.3%
Lodging	0.3%
Food Retailers	0.3%
Advertising	0.2%
Building Materials & Construction	0.2%
Containers	0.2%
Air Transportation	0.1%
Toys, Games	0.1%
Retail – Grocery	0.1%
Photography Equipment/ Supplies	0.1%
Industrial – Distribution	0.1%
Computer Programming Services	0.0%
Travel	0.0%
Short-Term Investments and Other Assets and Liabilities	2.1%
100.0%

MassMutual Select Indexed

Equity Fund

Largest Stock Holdings (6/30/06)

Exxon Mobil Corp.

General Electric Co.

Citigroup, Inc.

Bank of America Corp.

Microsoft Corp.

The Procter & Gamble Co.

Johnson & Johnson

Pfizer, Inc.

American International Group, Inc.

Altria Group, Inc.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 3/1/98 - 6/30/06
Class S	2.49%	8.12%	2.05%	3.47%
Class A	2.35%	7.88%	1.67%	3.03%
Class A (sales load deducted)*	–3.53%	1.68%	0.48%	2.30%
Class Y	2.43%	8.09%	2.01%	3.41%
S&P 500 Index	2.70%	8.62%	2.49%	3.92%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class L and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 7/1/99 - 6/30/06
Class L	2.52%	8.11%	1.93%	–0.10%
S&P 500 Index	2.70%	8.62%	2.49%	0.47%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 5/1/01 - 6/30/06	Since Inception Average Annual 5/1/01 - 6/30/06
Class Z	2.66%	8.46%	2.31%	1.88%
S&P 500 Index	2.70%	8.62%	2.49%	2.06%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	2.20%	7.51%	11.88%
Class N (CDSC fees deducted)*	1.20%	6.51%	11.88%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Core Opportunities Fund?  This Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund's sub-adviser seeks to invest in both growth and value securities.

How did the Fund perform during the three months ended June 30, 2006?  Since the Fund's inception on March 31, 2006, its Class S shares returned –3.70%, trailing the –1.85% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Equities declined swiftly after the May 10 Federal Reserve (Fed) meeting, but a late June rally helped to mitigate some of the quarter's earlier losses. The Fed's seventeen interest rate increases appeared to be slowing economic growth, but higher inflation reports raised concerns that the Fed will need to continue its campaign of increases. Risk reduction was the overriding theme of the quarter, as higher-beta stocks lagged more defensive securities, value outperformed growth, and large capitalization stocks performed better than their small- and mid-cap counterparts.

What factors contributed to the Fund's performance during the period?  Energy/utilities was the best-performing sector during the second quarter, as oil prices climbed from the high $60's per barrel to the mid $70's, and the utility industry showed its defensiveness during a difficult equity market. Weatherford performed very well for the portfolio on the heels of a very good first quarter earnings report, with significant top-line growth and margin expansion. Pricing trends continued to favor the oil service companies, and Weatherford took advantage of that with recent contract signings. Hess Corporation also appreciated nicely, as the company reported a 14% increase in production and better cost controls. Hess also announced positive news associated with major exploration projects in the Gulf of Mexico.

Consumer staples was the worst-performing sector within the portfolio, relative to the benchmark, the S&P 500 Index, for the second quarter. Health care stocks fell on pricing concerns, options backdating in some securities, and further compression due to lowered growth expectations. Amgen declined as sales trends in key products were weaker than expected and a potential competitive threat to its important Epogen franchise progressed. After strong appreciation throughout the past 18 months, CIGNA's stock declined over higher medical loss trends in the industry and concerns regarding a more competitive, lower pricing environment.

Technology was the worst-performing sector on an absolute basis during the second quarter, primarily in the electronics and hardware/software industries. Inventory buildup has gone from being an Intel-specific issue to a problem throughout technology end markets. Within the hardware/software industry, Microsoft announced the delay of its new operating system and an additional $2.5 billion in capital spending plans – with little detail for the rationale. The portfolio's technology holdings declined less than the benchmark, primarily due to better stock selection in the electronics industry. Nokia performed better, as the handset industry has outpaced the PC market, and a new position in Intel worked well, as the Company appears to be at the threshold of a meaningful restructuring plan and a new product cycle. Lastly, Oracle posted a very good fiscal fourth quarter, with better-than-expected growth in both its database and applications businesses.

What is your outlook?  As of June 30, 2006, the S&P 500 Index was trading at 14 to 15 times 2006 estimates after five years of multiple contractions. At this level, we are not overly concerned with expectations of slowing earnings growth, which is still solid. We also expect higher-quality, large-cap stocks to assume leadership as the domestic economic and profit cycles reach maturity. Risks to this optimistic outlook have shifted to some degree, from an overheated economy creating inflationary pressures to one where economic growth is decelerating as oil approaches $80 per barrel and housing fundamentals deteriorate. Ironically, any hint of weakness could provide a better environment for equities, if it results in the end of the Fed's tightening stance.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Core Opportunities Fund

Industry Table

(% of Net Assets) on 6/30/06

Energy	10.2%
Pharmaceuticals	8.7%
Computers & Information	7.3%
Electrical Equipment & Electronics	7.3%
Prepackaged Software	7.0%
Insurance	6.0%
Banking, Savings & Loans	4.4%
Commercial Services	4.2%
Financial Services	4.0%
Machinery & Components	3.1%
Medical Supplies	2.8%
Cosmetics & Personal Care	2.7%
Metals & Mining	2.7%
Data Processing & Preparation	2.5%
Communications	2.3%
Retail	2.3%
Information Retrieval Services	2.3%
Broadcasting, Publishing & Printing	2.2%
Transportation	2.2%
Chemicals	1.9%
Foods	1.8%
Aerospace & Defense	1.6%
Tobacco	1.6%
Forest Products & Paper	1.4%
Telephone Utilities	1.3%
Real Estate	0.6%
Short-Term Investments and Other Assets and Liabilities	5.6%
100.0%

MassMutual Select Core

Opportunities Fund

Largest Stock Holdings (6/30/06)

General Electric Co.

Amgen, Inc.

Halliburton Co.

International Business Machines Corp.

Oracle Corp.

Intel Corp.

Bank of America Corp.

Medtronic, Inc.

The Procter & Gamble Co.

Pfizer, Inc.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Core Opportunities Fund
Total Return

Since Inception 3/31/06 - 6/30/06
Class S	–3.70%
Class A	–3.80%
Class A (sales load deducted)*	–9.33%
Class Y	–3.70%
Class L	–3.70%
Class N	–3.80%
Class N (CDSC fees deducted)*	–4.76%
S&P 500 Index	–1.85%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the Select Blue Chip Growth Fund?  The Fund seeks growth of capital over the long term by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned –1.86%, trailing the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?  For the six months ended June 30, 2006, equities outperformed bonds against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices.

  The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty, caused in part by global unrest and rising oil prices, led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance?  Energy stocks produced the best returns in the market during the year-to-date period, and the portfolio's overweight in the energy sector enhanced performance relative to the S&P 500 Index. Our emphasis on energy equipment and services stocks also proved favorable, as these companies continued to benefit from increased spending by energy producers on infrastructure, equipment and specialized services.

  Stock selection was most successful in the consumer discretionary sector. Portfolio holdings in the gaming industry also performed well during the period. Another sector that contributed positively to relative results was the materials sector, as a healthy economy and soaring commodity prices boosted returns within the sector. Metals and mining companies were the best performers.

  On the downside, disappointing stock selection in the health care sector, which posted poor returns during the period, detracted from the Fund's relative performance. The weakest performers were health care providers and services companies, which declined on concerns about slowing enrollment growth and cost pressures related to Medicare. The portfolio's industrial and business services holdings also hindered relative performance during the period. The key issue in this sector was what the portfolio did not own – the Fund held underweight positions in several areas that performed well, including aerospace and defense and air freight and logistics. The consumer staples sector was another area of relative weakness. We have remained underweight in this sector because of its below-average growth, but we have found selected opportunities with promising growth prospects. Examples include consumer products maker Procter & Gamble and beverage and snack company PepsiCo.

What is your outlook?  Despite the recent increases in inflation and interest rates, we continue to expect solid economic growth in 2006, with stable unemployment and consumer confidence. In addition, we anticipate continued growth in corporate earnings, leading to increased business spending. However, as profit growth moderates, diligent stock selection should become increasingly important. Valuations are reasonable, particularly for large-cap growth companies generating consistent earnings and cash flow growth. We remain vigilant in seeking companies with durable, long-term growth characteristics.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Blue Chip Growth Fund

Industry Table

(% of Net Assets) on 6/30/06

Financial Services	12.6%
Electrical Equipment & Electronics	10.0%
Pharmaceuticals	8.6%
Retail	6.9%
Banking, Savings & Loans	5.1%
Insurance	5.0%
Energy	4.6%
Healthcare	4.4%
Prepackaged Software	4.4%
Computers & Information	3.8%
Information Retrieval Services	3.5%
Machinery & Components	3.3%
Industrial – Diversified	3.3%
Communications	3.1%
Medical Supplies	2.7%
Data Processing & Preparation	2.0%
Aerospace & Defense	2.0%
Broadcasting, Publishing & Printing	1.7%
Lodging	1.5%
Cosmetics & Personal Care	1.4%
Commercial Services	1.4%
Beverages	1.2%
Household Products	0.9%
Chemicals	0.9%
Entertainment & Leisure	0.8%
Metals & Mining	0.8%
Transportation	0.7%
Home Construction, Furnishings & Appliances	0.6%
Telephone Utilities	0.6%
Manufacturing	0.5%
Foods	0.4%
Communications Equipment	0.3%
Advertising	0.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
100.0%

MassMutual Select Blue Chip Growth Fund

Largest Stock Holdings (6/30/06)

General Electric Co.

Danaher Corp.

Microsoft Corp.

UnitedHealth Group, Inc.

Schlumberger Ltd.

Citigroup, Inc.

State Street Corp.

Google, Inc. Cl. A

Wal-Mart Stores, Inc.

Kohl's Corp.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 6/1/01 - 6/30/06
Class S	–1.86%	3.99%	–1.55%	–1.84%
Class A	–2.11%	3.52%	–2.05%	–2.35%
Class A (sales load deducted)*	–7.74%	–2.43%	–3.20%	–3.48%
Class Y	–1.87%	3.88%	–1.67%	–1.96%
Class L	–1.98%	3.75%	–1.81%	–2.09%
S&P 500 Index	2.70%	8.62%	2.49%	1.96%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	–2.24%	3.20%	7.90%
Class N (CDSC fees deducted)*	–3.22%	2.20%	7.90%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the Select Large Cap Growth Fund?  The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned –7.17%, underperforming the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?  The U.S. stock market's first quarter returns varied greatly by month. January's performance was robust, with the S&P 500 Index making a 2.7% single-month gain. February marked a significant pullback, while in March, the market regained steam, albeit below January's pace to end 4.2% ahead for the quarter. During this period, investors began incorporating increased inflation into their analyses. Such a perception bodes poorly for longer-term assets, such as growth stocks. In this environment, the growth style lagged value, preventing three quarters of growth outperformance from gaining further traction.

  For the second quarter of 2006, U.S. equity markets were down nearly across the board, as fears of the Federal Reserve increasing interest rates to combat inflation drove the yield on the 10-year Treasury up 0.30% to 5.14%. The market uncertainty that emerged in the first quarter accelerated in the second, and investors who had gotten out of touch with volatility in recent years saw renewed gyrations in day-to-day returns. Growth stocks in particular suffered more than their share of this volatility.

What factors contributed to the Fund's performance?  In the first quarter, the Fund's underperformance was driven primarily by stock-specific issues related to several of our information technology and health care holdings. Ironically, the information technology sector was an overall contributor to relative performance. Although Yahoo! and Juniper were detractors, Broadcom, Corning and Qualcomm were the top three performing stocks for the first quarter.

  The health care sector was the largest detractor from performance in the first quarter. Our underperformance was due primarily to holding overweight positions in Alcon, Genentech and St. Jude. Sector allocation also detracted from our first quarter results. Another drag on the Fund's performance came from our underweight position in the top-performing industrials sector. A more positive result came from our overweight position in key performer Broadcom. In that same vein, the most significant contributions to the Fund's first quarter progress came from an underweight position in the consumer staples sector and our overweight position in the financial services sector.

  Turning to the second quarter, the Fund's underperformance was driven by stock-specific issues related to several of our information technology and health care holdings, compounded by overall market problems, including inflation worries. The information technology sector was the largest detractor from relative performance. However, our overweight position in Google and underweight position in Microsoft were primary contributors to the Fund's second quarter performance. Their contributions, however, could not offset the weaknesses of Broadcom, Advanced Micro Devices, eBay and Qualcomm.

  The health care sector was the second-largest detractor from performance in the second quarter. Our underperformance was due primarily to holding overweight positions in Teva Pharma, UnitedHealth Group and St. Jude. Sector allocation also detracted from returns. The most significant detractors included underweight positions in the industrials and consumer staples sectors. The largest contribution came from our overweight position in the energy sector, which was one of the top performers for the quarter.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?  We believe that the renewed outperformance of value stocks is only a temporary phenomenon. Economic indicators in the first quarter started showing surprising strength, and first quarter U.S. Gross Domestic Product (GDP) did come in far ahead of what was anticipated. But we see this surge as an offset to the fourth quarter of 2005, during which GDP was considerably lower than many recent quarters. When you average these two quarters together, you see the economic slowdown that we have been anticipating. Historically, growth stocks have generally outperformed value stocks during periods of decelerating economic growth.

MassMutual Select Large Cap Growth Fund

Industry Table

(% of Net Assets) on 6/30/06

Pharmaceuticals	13.2%
Financial Services	10.1%
Information Retrieval Services	9.2%
Energy	7.7%
Insurance	7.0%
Electrical Equipment & Electronics	6.0%
Communications	5.9%
Banking, Savings & Loans	5.1%
Healthcare	4.9%
Retail	4.3%
Computers & Information	4.2%
Aerospace & Defense	4.2%
Cosmetics & Personal Care	4.0%
Lodging	3.0%
Household Products	2.7%
Commercial Services	1.8%
Chemicals	1.6%
Restaurants	1.6%
Machinery & Components	0.6%
Prepackaged Software	0.6%
Industrial – Diversified	0.5%
Foods	0.5%
Short-Term Investments and Other Assets and Liabilities	1.3%
100.0%

MassMutual Select Large Cap

Growth Fund

Largest Stock Holdings (6/30/06)

WellPoint, Inc.

Google, Inc. Cl. A

Apple Computer, Inc.

The Procter & Gamble Co.

Halliburton Co.

Genentech, Inc.

Boeing Co.

Yahoo!, Inc.

Legg Mason, Inc.

Qualcomm, Inc.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/01 - 6/30/06
Class S	–7.17%	7.17%	–0.60%
Class A	–7.39%	6.72%	–1.06%
Class A (sales load deducted)*	–12.71%	0.58%	–2.36%
Class Y	–7.29%	7.10%	–0.69%
Class L	–7.31%	6.90%	–0.53%
S&P 500 Index	2.70%	8.62%	3.83%

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	–7.57%	6.36%	9.44%
Class N (CDSC fees deducted)*	–8.49%	5.36%	9.44%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the Select Growth Equity Fund?  This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies that the Fund's sub-adviser believes offer prospects for long-term growth.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned –5.14%, lagging the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Stocks picked up in the first quarter of 2006, exactly where they left off in late 2005, posting solid gains in the face of economic uncertainty and potentially setting the stage for a fourth consecutive year of equity gains since 2002. Solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices during the first three months of the year. High-quality U.S. stocks again underperformed their low-quality counterparts, although the spread appeared to taper during the period.

  In a dramatic turnaround, the majority of the U.S. equity market indexes posted negative returns in the second quarter, with the exception of the Dow Jones Industrial AverageSM, which advanced 0.37%. Leading the markets lower was investor uncertainty, caused in part by global unrest and rising oil prices. The spread between high- and low-quality stocks was considerable during the timeframe, although both ended the quarter in negative territory.

What factors contributed to the Fund's performance?  Portfolio performance in the first quarter was hindered by the Fund's overweight position (relative to its benchmark, the S&P 500 Index) in health care and its underweight position in the services sector. Lower-than-benchmark positions in the food & beverage, machinery and manufacturing sectors contributed to relative returns, but not enough to offset overall negative sector performance. Stock selection was negative for the quarter, due in large part to picks among technology issues. Specific contributors included the portfolio's overweight positions in Merck & Co., Caterpillar Inc., Nvidia Corp., Fannie Mae, and Schwab Corp., as well as underweight positions in Medtronic Inc., Johnson & Johnson and General Electric. Detractors included overweight positions in Intel Corp., UnitedHealth Group, Altria Group, Lowe's Companies and Dell Inc., as well as the portfolio's underweight position in Cisco Systems and QUALCOMM.

  Turning to the second quarter, the Fund's progress was hampered by underweight positions in manufacturing and consumer goods, and an overweight position in health care. The Fund's underweight position in technology and construction, and greater-than-benchmark allocations to the financial and oil & gas sectors contributed to relative returns. Stock selection was negative for the quarter, due in large part to picks among health care, financial, retail stores and technology issues. Specific stock contributors included the portfolio's overweight positions in Merck & Co., Caterpillar Inc., and Altria Group, as well as underweight positions in Microsoft, eBay, Cisco Systems, and Boston Scientific. Detractors included overweight positions in UnitedHealth Group, Home Depot, QUALCOMM, Dell Inc., Express Scripts, Broadcom Corp., Motorola and Aetna Inc., as well as the portfolio's underweight position in Comcast Corp.

What is your outlook?  Our market outlook for the remainder of 2006 is for a moderate, yet sustained bear market. Numerous forces will likely continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Fed policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MassMutual Select Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Growth Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Pharmaceuticals	14.4%
Retail	13.6%
Insurance	6.6%
Electrical Equipment & Electronics	5.6%
Healthcare	5.1%
Financial Services	5.1%
Transportation	4.4%
Energy	4.1%
Medical Supplies	3.3%
Commercial Services	3.2%
Machinery & Components	2.8%
Communications	2.5%
Computers & Information	2.0%
Computers & Office Equipment	1.9%
Banking, Savings & Loans	1.8%
Foods	1.7%
Food Retailers	1.6%
Beverages	1.5%
Communications Equipment	1.4%
Household Products	1.4%
Aerospace & Defense	1.3%
Information Retrieval Services	1.1%
Prepackaged Software	1.1%
Tobacco	1.0%
Industrial – Diversified	1.0%
Metals & Mining	1.0%
Apparel, Textiles & Shoes	1.0%
Home Construction, Furnishings & Appliances	0.9%
Manufacturing	0.8%
Data Processing & Preparation	0.8%
Telephone Utilities	0.7%
Automotive & Parts	0.7%
Restaurants	0.6%
Building Materials & Construction	0.4%
Internet Content	0.3%
Cosmetics & Personal Care	0.2%
Advertising	0.2%
Heavy Machinery	0.1%
Computer Programming Services	0.1%
Broadcasting, Publishing & Printing	0.1%
Computer Integrated Systems Design	0.0%
Short-Term Investments and Other Assets and Liabilities	2.6%
100.0%

MassMutual Select Growth Equity Fund

Largest Stock Holdings (6/30/06)

The Home Depot, Inc.

Merck & Co., Inc.

Pfizer, Inc.

Lowe's Companies, Inc.

Qualcomm, Inc.

American International Group, Inc.

UnitedHealth Group, Inc.

Genentech, Inc.

Wal-Mart Stores, Inc.

Hewlett-Packard Co.

MassMutual Select Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Growth Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/3/99 - 6/30/06
Class S	–5.14%	–1.44%	–3.63%	–2.33%
Class A	–5.38%	–1.79%	–4.07%	–2.76%
Class A (sales load deducted)*	–10.82%	–7.44%	–5.20%	–3.56%
Class Y	–5.16%	–1.51%	–3.69%	–2.39%
Class L	–5.19%	–1.65%	–3.82%	–2.51%
S&P 500 Index	2.70%	8.62%	2.49%	0.88%

Hypothetical Investments in MassMutual Select Growth Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Growth Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	–5.45%	–2.10%	6.37%
Class N (CDSC fees deducted)*	–6.40%	–3.08%	6.37%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Aggressive Growth Fund?  This Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned –9.32%, underperforming the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  For the six months ended June 30, 2006, equities outperformed bonds, against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices.

  The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty – caused in part by global unrest and rising oil prices – led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance during the period?  In the first quarter of 2006, from a sector perspective, several overweight positions in the consumer discretionary sector were the greatest detractors from the Fund's performance relative to its benchmark, the S&P 500 Index. True to our long-term fundamental approach to investing, however, we maintained our commitment to the sector, as we are optimistic about its prospects for the future.

  Turning to the second quarter of 2006, the Fund's overweight position in the health care and consumer discretionary sectors relative to its benchmark detracted from performance. Also hampering the Fund's progress were underweight positions in the transportation and energy sectors. Conversely, underweight stakes in the technology and basic industry sectors, and an overweight position in telecommunications contributed to the Fund's relative performance in the second quarter.

What is your outlook?  It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Federal Reserve policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Aggressive Growth Fund

Industry Table

(% of Net Assets) on 6/30/06

Pharmaceuticals	15.1%
Commercial Services	14.7%
Medical Supplies	14.0%
Information Retrieval Services	12.2%
Retail	9.9%
Food Retailers	7.9%
Communications	6.4%
Financial Services	6.3%
Computers & Information	3.4%
Prepackaged Software	2.9%
Energy	2.5%
Transportation	1.0%
Data Processing & Preparation	0.5%
Chemicals	0.5%
Healthcare	0.5%
Cosmetics & Personal Care	0.4%
Lodging	0.4%
Telephone Utilities	0.4%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MassMutual Select Aggressive

Growth Fund

Largest Stock Holdings (6/30/06)

Google, Inc. Cl. A

Starbucks Corp.

Genentech, Inc.

eBay, Inc.

Chicago Mercantile Exchange Holdings, Inc.

Allergan, Inc.

Apollo Group, Inc. Cl. A

Qualcomm, Inc.

Genzyme Corp.

Lowe's Companies, Inc.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/00 - 6/30/06
Class S	–9.32%	2.03%	0.27%	–7.83%
Class A	–9.58%	1.56%	–0.24%	–8.29%
Class A (sales load deducted)*	–14.78%	–4.28%	–1.41%	–9.17%
Class Y	–9.38%	1.87%	0.13%	–7.93%
Class L	–9.45%	1.71%	0.00%	–8.06%
S&P 500 Index	2.70%	8.62%	2.49%	–0.54%

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	–9.58%	1.23%	12.88%
Class N (CDSC fees deducted)*	–10.48%	0.23%	12.88%
S&P 500 Index	2.70%	8.62%	13.10%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the Select OTC 100 Fund?  This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned –4.27%, nearly in line with the –4.25% return of the NASDAQ 100 Index.

  The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

What was the investment backdrop during the period?  The Federal Reserve (Fed) raised interest rates twice during the first quarter of 2006, bringing the federal funds rate to 4.75% as of March 31. The new chairman of the Fed, Ben Bernanke, announced that additional hikes might be necessary due to "elevated prices of energy and other commodities." Oil prices remained a concern for investors and cast a shadow over future growth in both the U.S. and abroad. During the first quarter of 2006, crude oil prices ranged between $60 and $70 per barrel, within striking distance of the 2005 high of $71. On the positive side, however, the U.S. Commerce Department announced that businesses saw their after-tax profits rise 13.8% during the fourth quarter of 2005, a dramatic improvement from the third quarter, when profits were down 4.3%.

  The Fed maintained its tightening policy and increased interest rates by 0.25% at each Federal Open Market Committee (FOMC) meeting in May and June. This last increase was the 17th consecutive one since June 2004, and brought the federal funds rate to 5.25% as of June 29. Ahead of the June meeting, there had been some market speculation that the Fed might raise their key interest rate by 0.50%. The continued rise in energy and commodity prices had fueled concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices. Crude prices finished the quarter just above $70 per barrel, after reaching a new high of $75 in late April. In addition, the escalation of the conflict with North Korea that culminated with the actual testing of long-range missiles, added to the nervousness that pervaded financial markets.

What factors contributed to the Fund's performance?  The NASDAQ 100 Index finished the first quarter of 2006 up 3.69%. The industrial sector advanced 16.84% for the quarter. The information technology sector returned 2.67%. Consumer discretionary also advanced for the quarter, with a return of 5.35%.

  The second quarter produced very different results for the NASDAQ 100 Index. It finished the period with a loss of 7.47%, following poor performance from the information technology sector, which finished down 10.44%. The energy and health care sectors also contributed to the negative return of the index, with returns of –11.14% and –7.97%, respectively. On the upside, the materials sector showed strong returns, advancing 10.75% for the second quarter.

What is your outlook?  It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Fed policy. We expect these factors to have the greatest impact on market conditions as the remainder of 2006 unfolds.

MassMutual Select OTC 100 Fund – Portfolio Manager Report (Continued)

MassMutual Select OTC 100 Fund

Industry Table

(% of Net Assets) on 6/30/06

Prepackaged Software	14.8%
Electrical Equipment & Electronics	12.4%
Pharmaceuticals	12.1%
Computers & Information	11.2%
Communications	10.7%
Information Retrieval Services	6.3%
Retail	5.9%
Commercial Services	5.5%
Food Retailers	3.0%
Broadcasting, Publishing & Printing	2.7%
Transportation	1.8%
Medical Supplies	1.8%
Manufacturing	1.5%
Computer Integrated Systems Design	1.5%
Automotive & Parts	1.1%
Computer Programming Services	1.1%
Computer Related Services	1.0%
Healthcare	1.0%
Advertising	0.8%
Data Processing & Preparation	0.7%
Retail – Grocery	0.7%
Telephone Utilities	0.6%
Lodging	0.6%
Apparel, Textiles & Shoes	0.5%
Machinery & Components	0.5%
Travel	0.4%
Energy	0.4%
Internet Content	0.4%
Communications Equipment	0.3%
Short-Term Investments and Other Assets and Liabilities	(1.3)%
100.0%

MassMutual Select OTC 100 Fund

Largest Stock Holdings (6/30/06)

Microsoft Corp.

Qualcomm, Inc.

Apple Computer, Inc.

Google, Inc. Cl. A

Cisco Systems, Inc.

Starbucks Corp.

Intel Corp.

Amgen, Inc.

Oracle Corp.

Comcast Corp. Cl. A

MassMutual Select OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select OTC 100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/00 - 6/30/06
Class S	–4.27%	5.21%	–3.25%	–13.60%
Class A	–4.61%	4.80%	–3.74%	–14.04%
Class A (sales load deducted)*	–10.10%	–1.23%	–4.87%	–14.86%
Class Y	–4.30%	5.25%	–3.37%	–13.71%
Class L	–4.56%	5.01%	–3.51%	–13.84%
NASDAQ 100 Index	–4.25%	5.47%	–2.98%	–13.21%

Hypothetical Investments in MassMutual Select OTC 100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	–4.67%	4.58%	13.03%
Class N (CDSC fees deducted)*	–5.62%	3.58%	13.03%
NASDAQ 100 Index	–4.25%	5.47%	14.20%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Focused Value Fund?  This Fund seeks growth of capital over the long term by investing primarily in a non-diversified portfolio of U.S. equity securities. As a non-diversified fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. (This means that the Fund may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund's net asset value and its total return.)

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 2.39%, trailing the 6.32% return of the Russell 2500TM Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?  For the six months ended June 30, 2006, equities outperformed bonds, against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices.

  The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance?  During the first quarter of 2006, the portfolio benefited most by lack of exposure to both energy and utility stocks, which both experienced weaker performance during the period. Conversely, the Fund's performance was dampened by consumer discretionary and industrials holdings.

  Hewlett-Packard, Cablevision Systems and Morgan Stanley had the most significant positive impact on first quarter performance. Additionally, Pepsi Bottling Group and JPMorgan Chase were solid contributors – as were CBRL group (a restaurant company), Seagate Technology and Itron Corporation (a manufacturer of automatic meter reading equipment). Interestingly, stock selection strength did not come from the winners we chose, but the losers we avoided. Only six portfolio holdings posted negative results in the first quarter.

  Turning to the second quarter, overall, the portfolio benefited most by its financials, consumer discretionary, and health care stocks. Conversely, performance was diminished by lack of exposure to both utility and energy stocks, along with an overweight position in the technology sector. On a stock-specific basis, Cablevision Systems, Washington Mutual, and Pepsi Bottling Group made the greatest contributions to performance during the period. JPMorgan Chase and Yum! Brands also fueled the Fund's returns.

What is your outlook?  A lackluster equity market has generally been the friend of investors like us, as it has provided the Fund with a wonderful opportunity to own some very strong businesses – with below-average risk profiles – trading at large discounts to intrinsic values. Our level of conviction remains quite high, and we are confident in the portfolio's strong position.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Focused Value Fund

Industry Table

(% of Net Assets) on 6/30/06

Electrical Equipment & Electronics	10.4%
Restaurants	9.0%
Banking, Savings & Loans	8.7%
Broadcasting, Publishing & Printing	8.3%
Retail	6.2%
Transportation	5.4%
Medical Supplies	5.3%
Industrial – Diversified	4.5%
Financial Services	4.4%
Computers & Office Equipment	4.3%
Computers & Information	3.8%
Commercial Services	3.4%
Beverages	3.2%
Insurance	2.9%
Home Construction, Furnishings & Appliances	2.7%
Machinery & Components	2.3%
Chemicals	2.1%
Advertising	1.9%
Foods	1.8%
Automotive & Parts	1.0%
Apparel, Textiles & Shoes	0.8%
Computer Integrated Systems Design	0.8%
Data Processing & Preparation	0.7%
Healthcare	0.7%
Pharmaceuticals	0.4%
Toys, Games	0.4%
Entertainment & Leisure	0.3%
Short-Term Investments and Other Assets and Liabilities	4.3%
100.0%

MassMutual Select Focused Value Fund

Largest Stock Holdings (6/30/06)

JP Morgan Chase & Co.

McDonald's Corp.

Hewlett-Packard Co.

Yum! Brands, Inc.

Baxter International, Inc.

Tyco International Ltd.

Washington Mutual, Inc.

Morgan Stanley

Tiffany & Co.

Intel Corp.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MassMutual Select Focused Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/00 - 6/30/06
Class S	2.39%	4.43%	10.98%	13.43%
Class A	2.09%	3.86%	10.43%	12.85%
Class A (sales load deducted)*	–3.78%	–2.12%	9.13%	11.78%
Class Y	2.29%	4.30%	10.87%	13.30%
Class L	2.25%	4.19%	10.72%	13.14%
Russell 2500 Index	6.32%	13.53%	9.65%	8.43%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MassMutual Select Focused Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	2.00%	3.61%	16.39%
Class N (CDSC fees deducted)*	1.00%	2.66%	16.39%
Russell 2500 Index	6.32%	13.53%	21.70%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Value Equity Fund?  This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

How did the Fund perform during the three months ended June 30, 2006?  Since the Fund's inception on March 31, 2006, its Class S shares returned –2.10%, outpacing the –2.40% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index Companies with lower price-to-book ratios and lower forecasted growth rates.

What was the investment backdrop during the period?  The second quarter proved to be a challenging environment for investors. Increased volatility amid drastic return swings and concerns over the May meeting of the Federal Open Market Committee (FOMC) influenced the market, which seemed to lack any clear direction. Stocks continued trending upward in April before reversing sharply in May. June finished up the quarter slightly positive.

  After touching its lowest level since November 2005 on June 14, 2006, the S&P 500® Index bounced sharply to finish the month of June with a 0.1% return. Still, its May sell-off left the S&P 500 Index with a 1.4% loss for the second quarter and 2.7% gain since the start of the year. Smaller stocks were particularly punished when monetary policy uncertainty drove volatility higher in May and June. The Russell 2000 Index lost 5.0% for the three months ended June 30, 2006 though it retained an 8.2% gain year-to-date due to its strong run-up in the first quarter of the year.

  Growth stocks did not fare as well as value stocks during the second quarter. The Russell 1000® Growth Index slipped 3.9% for the quarter, and was down 0.9% for the year as of June 30, 2006. The Russell 1000® Value Index gained 0.6% for the quarter, and was ahead 6.6% year-to-date as of the end of the second quarter. Style sentiment was similar among small caps, as the Russell 2000® Growth Index dropped 7.3% for the quarter, while the Russell 2000® Value Index only declined 2.7% over the same period. As of June 30, 2006 for the year, the Russell 2000 Growth Index had gained 6.1%, while the Russell 2000 Value Index had advanced 10.4%.

What factors contributed to the Fund's performance?  Stock selection was positive in the second quarter and the main contributor to relative returns. The Fund's stock selection was most favorable in the electronic equipment and specialty retail industries. Conversely, our stock picks in the biotechnology and food & beverage industries hampered the Fund's progress in the second quarter.

What is your outlook?  While data dependency and policy uncertainty suggest little clarity regarding the evolution of short-term interest rates in the second half of 2006, the volatile equity markets in May and June may have already factored in the possibility of additional monetary tightening in the near term. Investors may therefore grow comfortable with a modest rebuilding of equity positions, especially if second quarter earnings reports can create fresh enthusiasm for newly lower share prices. The risks include higher inflation, which might exacerbate concerns that corporate profits growth will eventually fall victim to rising interest rates. In the meantime, reasonable valuations and resilient profits may help equities to repair much of their second-quarter damage.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Value Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Banking, Savings & Loans	15.6%
Financial Services	12.1%
Electrical Equipment & Electronics	6.4%
Commercial Services	5.8%
Insurance	5.7%
Energy	4.0%
Chemicals	3.3%
Apparel, Textiles & Shoes	2.7%
Automotive & Parts	2.6%
Broadcasting, Publishing & Printing	2.6%
Electric Utilities	2.5%
Prepackaged Software	2.5%
Pharmaceuticals	2.0%
Building Materials & Construction	1.8%
Retail	1.7%
Communications	1.7%
Metals & Mining	1.6%
Forest Products & Paper	1.6%
Foods	1.6%
Computers & Information	1.5%
Medical Supplies	1.4%
Telephone Utilities	1.3%
Transportation	1.3%
Entertainment & Leisure	1.3%
Machinery & Components	1.2%
Restaurants	1.1%
Computer Integrated Systems Design	1.1%
Lodging	0.8%
Aerospace & Defense	0.7%
Home Construction, Furnishings & Appliances	0.7%
Water Companies	0.7%
Data Processing & Preparation	0.6%
Information Retrieval Services	0.6%
Healthcare	0.5%
Real Estate	0.5%
Beverages	0.4%
Containers	0.4%
Heavy Machinery	0.4%
Industrial – Diversified	0.4%
Oil & Gas	0.3%
Computer Programming Services	0.2%
Computer Maintenance & Repair	0.2%
Computer Related Services	0.2%
Air Transportation	0.2%
Household Products	0.1%
Tobacco	0.1%
Advertising	0.1%
Electronics	0.0%
Environmental Controls	0.0%
Short-Term Investments and Other Assets and Liabilities	3.9%
100.0%

MassMutual Select

Small Cap Value Equity Fund

Largest Stock Holdings (6/30/06)

Universal Compression Holdings, Inc.

Westar Energy, Inc.

Group 1 Automotive, Inc.

Emcor Group, Inc.

Old National Bancorp

ArvinMeritor, Inc.

Big Lots, Inc.

FelCor Lodging Trust, Inc.

Texas Industries, Inc.

Senior Housing Properties Trust

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Value Index.

MassMutual Select Small Cap Value Equity Fund
Total Return

Since Inception 3/31/06 - 6/30/06
Class S	–2.10%
Class A	–2.20%
Class A (sales load deducted)*	–7.82%
Class Y	–2.10%
Class L	–2.20%
Class N	–2.30%
Class N (CDSC fees deducted)*	–3.28%
Russell 2000 Value Index	–2.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Value Fund?  The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 9.13%, outpacing the 8.21% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  The U.S. stock market produced solid gains in the first three months of 2006. Despite the specter of rising short-term interest rates, stocks drew support from healthy corporate profit growth (represented by the S&P 500® Index's 15th consecutive quarter of double-digit earnings growth), better-than-expected economic data, and lively merger activity. Small-cap stocks led the market's advance, with the small-cap Russell 2000 Index enjoying its best quarter in 15 years while mid-cap stocks outpaced large-cap names. Value and growth stocks were mixed during the quarter, but value shares outperformed in most segments of the market.

  In an about-face, U.S. stocks fell in the second quarter, erasing much of the market's gains from the first three months of the year. Inflation concerns surfaced as record-high commodity prices filtered through to the retail level, producing surprisingly strong increases in the Consumer Price Index. Consequently, the Federal Reserve indicated that further interest rate increases were likely. The combination of higher inflation and rising interest rates put downward pressure on stocks. Small-cap stocks suffered the largest declines, while larger-company stocks held up the best. Value shares comfortably outpaced growth issues across all market capitalizations.

What factors contributed to the Fund's performance?  During the first quarter, sector weightings drove much of the portfolio's outperformance, but stock selection – especially in the energy and health care sectors – also contributed to the Fund's bottom line. Performance was also fueled by stock selection in the financials and consumer discretionary sectors. In both of these sectors, we sold some of our more extended positions, and re-deployed the proceeds into inexpensive stocks with improving fundamentals. Conversely, the portfolio was beset by weakness from certain holdings in its health care and utilities sectors, where some of its investments were impacted by company-specific events.

  Turning to the second quarter, stock selection in the consumer staples and utilities sectors boosted performance. In addition, merger and acquisition activity helped to drive the Fund's results. Three companies, Alderwoods Group, Aviall Inc., and NRG Energy, were all bid for at significant premiums to their prior prices. Favorable stock selection in the information technology sector and an overweight in energy stocks also contributed positively to performance relative to the Russell 2000 Index, while poor stock picks among industrial and business services stocks detracted from relative results. Also hampering the Fund's progress were weaker stock picks in the materials and financials sectors. Within materials, speculative activity in the metals and mining industries made for a particularly challenging environment. Consequently, we made adjustments to both of these sectors during the final weeks of the quarter in an effort to address these issues. Finally, hampering the Fund's performance in the second quarter was the portfolio's relative overweight position in homebuilders, where our holdings have been negatively impacted by investor concerns over continued interest rate increases and real estate slowdowns in several geographic markets.

What is your outlook?  Despite a recent uptick in the inflation rate, the economy appears to remain on solid footing as we enter the second half of the year. Evidence suggests that the six-year market leadership of small-cap stocks may be coming to an end, and the economic recovery has reached a mature stage where growth-oriented stocks have historically outperformed. As a result, we are cautious about the small-cap value segment of the market going forward. To face these expected challenges, we have positioned the portfolio in a variety of attractively valued stocks with improving fundamentals.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Value Fund

Industry Table

(% of Net Assets) on 6/30/06

Financial Services	10.3%
Commercial Services	10.0%
Energy	9.8%
Banking, Savings & Loans	8.9%
Electrical Equipment & Electronics	6.6%
Insurance	5.0%
Transportation	4.4%
Chemicals	3.3%
Machinery & Components	3.3%
Metals & Mining	2.9%
Retail	2.7%
Electric Utilities	2.4%
Apparel, Textiles & Shoes	2.4%
Healthcare	2.2%
Prepackaged Software	1.6%
Restaurants	1.5%
Computer Related Services	1.4%
Pharmaceuticals	1.4%
Home Construction, Furnishings & Appliances	1.4%
Forest Products & Paper	1.4%
Building Materials & Construction	1.3%
Heavy Machinery	1.2%
Industrial – Diversified	1.2%
Medical Supplies	1.1%
Automotive & Parts	1.1%
Communications	0.8%
Lodging	0.6%
Consumer Products	0.6%
Manufacturing	0.6%
Foods	0.6%
Entertainment & Leisure	0.5%
Broadcasting, Publishing & Printing	0.5%
Household Products	0.5%
Aerospace & Defense	0.4%
Tobacco	0.4%
Air Transportation	0.4%
Computer Integrated Systems Design	0.3%
Heavy Construction	0.3%
Food Retailers	0.3%
Data Processing & Preparation	0.2%
Cosmetics & Personal Care	0.2%
Telephone Utilities	0.1%
Containers	0.1%
Short-Term Investments and Other Assets and Liabilities	3.8%
100.0%

MassMutual Select

Small Company Value Fund

Largest Stock Holdings (6/30/06)

Landstar System, Inc.

Cabot Oil & Gas Corp. Cl. A

Oceaneering International, Inc.

Phillips-Van Heusen Corp.

Dollar Thrifty Automotive Group, Inc.

East West Bancorp, Inc.

Texas Regional Bancshares, Inc.

TETRA Technologies, Inc.

FelCor Lodging Trust, Inc.

First Republic Bank

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Company Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/01 - 6/30/06
Class S	9.13%	15.81%	12.65%
Class A	8.96%	15.31%	12.16%
Class A (sales load deducted)*	2.70%	8.68%	10.69%
Class Y	9.16%	15.78%	12.59%
Class L	9.14%	15.62%	12.42%
Russell 2000 Index	8.21%	14.57%	10.25%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Company Value Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	8.79%	14.95%	20.49%
Class N (CDSC fees deducted)*	7.79%	13.95%	20.49%
Russell 2000 Index	8.21%	14.57%	21.49%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Core Equity Fund?  The Fund seeks long-term growth of capital by investing primarily in small capitalization equity securities.

How did the Fund perform during the three months ended June 30, 2006?  Since the Fund's inception on March 31, 2006, its Class S shares returned –4.90%, trailing the –4.71% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  The second quarter saw a turnaround in the fortunes of the equity markets (on the heels of a strong first quarter), as investor uncertainty, caused in part by global unrest and rising oil prices, led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, with its 0.37% advance.

What factors contributed to the Fund's performance?  Returns to our investment themes were positive overall. Valuation was the best-performing theme, as inexpensive companies outperformed their more richly valued industry counterparts. Other investment themes, including profitability, management impact, analyst sentiment and momentum also added value, albeit less significantly. Meanwhile, earnings quality was relatively flat for the quarter.

Among sectors, stock selection was positive overall for the period. The Fund's holdings in the consumer discretionary and information technology sectors helped performance. Conversely, holdings in the energy and materials sectors detracted the most from excess returns.

In individual stocks, overweights in Group 1 Automotive, Inc.; Swift Transportation; Applera Corp-Applied Biosystems Group; American Home Mortgage Investment Corp. and Volt Information Sciences, Inc. were among the biggest positive contributors to relative performance. On the downside, overweights in United Industrial; Sunrise Assisted Living, Inc.; Neurocrine Biosciences; Six Flags, Inc. and Bon-Ton Stores, Inc. were among the least successful selections for the period.

What is your outlook?  Looking ahead, we believe that less-expensive stocks could outpace more-expensive ones and good momentum could do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive. In addition, we are optimistic about firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due primarily to stock selection as opposed to sector or size allocations.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Core Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Financial Services	9.5%
Commercial Services	8.6%
Banking, Savings & Loans	7.9%
Pharmaceuticals	6.0%
Electrical Equipment & Electronics	5.8%
Medical Supplies	4.1%
Insurance	3.7%
Prepackaged Software	3.4%
Computer Integrated Systems Design	3.1%
Apparel, Textiles & Shoes	3.0%
Chemicals	2.8%
Foods	2.7%
Energy	2.6%
Transportation	2.6%
Automotive & Parts	2.6%
Retail	2.3%
Restaurants	2.2%
Electric Utilities	2.0%
Communications	1.9%
Entertainment & Leisure	1.8%
Building Materials & Construction	1.8%
Real Estate	1.7%
Broadcasting, Publishing & Printing	1.7%
Metals & Mining	1.6%
Healthcare	1.6%
Forest Products & Paper	1.5%
Telephone Utilities	1.2%
Data Processing & Preparation	1.2%
Home Construction, Furnishings & Appliances	1.1%
Computers & Information	1.1%
Heavy Machinery	1.0%
Aerospace & Defense	0.9%
Lodging	0.7%
Machinery & Components	0.7%
Beverages	0.6%
Computer Related Services	0.6%
Information Retrieval Services	0.5%
Computer Programming Services	0.5%
Internet Software	0.4%
Manufacturing	0.2%
Advertising	0.1%
Industrial – Diversified	0.1%
Short-Term Investments and Other Assets and Liabilities	0.6%
100.0%

MassMutual Select Small Cap Core

Equity Fund

Largest Stock Holdings (6/30/06)

American Home Mortgage Investment
  Corp. REIT

Ikon Office Solutions, Inc.

NACCO Industries, Inc. Cl. A

Fremont General Corp.

Group 1 Automotive, Inc.

Applera Corp. – Applied Biosystems Group

Swift Energy Co.

Alkermes, Inc.

Senior Housing Properties Trust

Scholastic Corp.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Core Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Cap Core Equity Fund
Total Return

Since Inception 3/31/06 - 6/30/06
Class S	–4.90%
Class A	–5.00%
Class A (sales load deducted)*	–10.46%
Class Y	–4.80%
Class L	–4.90%
Class N	–5.10%
Class N (CDSC fees deducted)*	–6.05%
Russell 2000 Index	–4.71%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity Fund?  This Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400® Index or the Russell MidCap® Growth Index (as of January 31, 2006, between $468 million and $23.8 billion).

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 6.42%, moderately outperforming the 6.32% return of the
Russell 2500TM Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?  For the six months ended June 30, 2006, equities outperformed bonds, against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance?  During the first quarter, the three sectors that contributed the most to portfolio performance were materials, energy and technology. Only two sectors detracted from the Fund's performance relative to the Fund's benchmark, the Russell 2500 Index – consumer discretionary and health care. In terms of how the portfolio was structured at the end of the first quarter, the three sectors where the portfolio held the greatest overweight positions relative to the benchmark were technology, health care, and materials. Conversely, the three sectors where the portfolio was most underweight relative to the benchmark included consumer discretionary, finance, and consumer durables.

During the second quarter, the three sectors that aided the Fund's overall performance the most were the materials, consumer discretionary and durables sectors. Conversely, the transportation, health care and finance sectors hampered relative portfolio performance. Stock selection accounted for nearly 93% of the Fund's relative performance experienced during the quarter. Some of the best-performing stocks included Choice Hotels International and Tenaris S.A. – while stocks such as Broadcom Corp. and Oshkosh Truck Corp. did not perform as expected. As of June 30, 2006, the portfolio was composed, once again, to have the greatest overweight positions in the materials, technology, and health care sectors. Conversely, the Fund's three largest underweight positions were in the consumer discretionary, transportation, and consumer staples sectors.

What is your outlook?  In the third quarter, we expect investors to increasingly return to the market as earnings pre-announcement season approaches. While it is widely anticipated that U.S. economic growth peaked in the first quarter, we expect the average stock in the S&P 500® Index has potential to advance substantially. In addition, forward earnings estimates are still climbing, presenting some exciting opportunities for the portfolio.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Metals & Mining	13.5%
Electrical Equipment & Electronics	9.1%
Commercial Services	7.9%
Healthcare	7.3%
Energy	6.3%
Computers & Information	5.3%
Financial Services	4.5%
Medical Supplies	4.2%
Telephone Utilities	3.8%
Prepackaged Software	3.5%
Computer Programming Services	2.5%
Machinery & Components	2.3%
Lodging	2.3%
Banking, Savings & Loans	2.3%
Heavy Machinery	2.2%
Foods	2.2%
Pharmaceuticals	2.2%
Restaurants	2.1%
Aerospace & Defense	1.8%
Communications	1.7%
Automotive & Parts	1.7%
Real Estate	1.5%
Building Materials & Construction	1.3%
Industrial – Diversified	1.3%
Beverages	1.3%
Manufacturing	1.2%
Containers	1.1%
Retail	1.1%
Insurance	1.0%
Advertising	0.9%
Short-Term Investments and Other Assets and Liabilities	0.6%
100.0%

MassMutual Select Mid Cap

Growth Equity Fund

Largest Stock Holdings (6/30/06)

Tenaris SA ADR (Argentina)

Intuitive Surgical, Inc.

Allegheny Technologies, Inc.

Chicago Mercantile Exchange Holdings, Inc.

NII Holdings, Inc. Cl. B

MEMC Electronic Materials, Inc.

Joy Global, Inc.

Choice Hotels International, Inc.

Celgene Corp.

Darden Restaurants, Inc.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/00 - 6/30/06	Since Inception Average Annual 5/3/99 - 6/30/06
Class S	6.42%	16.81%	2.19%	2.44%
Class A	6.10%	16.28%	1.69%	1.97%
Class A (sales load deducted)*	0.00%	9.59%	0.50%	1.13%
Class Y	6.34%	16.76%	2.11%	2.38%
Class L	6.20%	16.45%	1.96%	2.23%
Russell 2500 Index	6.32%	13.53%	9.65%	10.56%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	5.97%	15.88%	17.46%
Class N (CDSC fees deducted)*	4.97%	14.88%	17.46%
Russell 2500 Index	6.32%	13.53%	21.70%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity II Fund?  This Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser expects to grow at a faster rate than the average company. Mid-cap companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400® Index or the Russell MidCap® Growth Index (as of January 31, 2006, between $468 million and $23.8 billion).

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 1.38%, lagging the 4.24% return of the S&P MidCap 400 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?  During the first six months of 2006, investors seemed to be taking notice of the risks to the market – moderation in economic growth, continued high commodity prices and global interest rate increases – all with a dramatic decline in risk premiums in recent years. As a result, the second quarter witnessed a change in investor psychology from risk-seeking to risk-averse. Traditional growth sectors like consumer discretionary, health care and information technology fared poorly in the second quarter and in the first half of the year.

Cyclical and commodity-oriented stocks led the market in the first quarter and the early part of the second quarter. The continuation of Federal Reserve (Fed) rate increases and the kindling of inflation fears then sent the U.S. equity market tumbling following the Federal Open Market Committee's May 10 meeting. However, the Fed's language from its June 29 meeting – suggesting a near end to its recent tightening campaign – led to a rally at the end of the quarter, with growth stocks participating.

What factors contributed to the Fund's performance?  Stock selection in the information technology (IT) sector and in industrials and business services companies detracted the most from the Fund's performance relative to the S&P MidCap 400 Index for the six months ended June 30, 2006. Conversely, our stock choices in the consumer discretionary and energy sectors contributed positively to relative returns during the same period.

In the IT sector, weak stock selection in the electronic equipment and instruments industry, among computers and peripherals companies and in the Internet software and services industry, all weighed on relative performance. Further dampening the sector were investigations by the Securities and Exchange Commission (SEC) and the Department of Justice into the practices of technology companies in granting stock options to executives. The portfolio maintains an overweight position in the sector, driven by a heavier emphasis on IT services, as they have steadier business models than other industries in the sector.

Within the industrials and business services sectors, weak stock selection in the air freight industry and among machinery companies detracted from relative performance. The portfolio maintains a larger exposure to defense stocks, expecting a long-term upward trend in defense spending and a cyclical tilt toward companies with business models leveraged to an improving economy.

The consumer discretionary sector produced the largest boost to relative performance in the period on the strength of stock selection in household durables and media. We are maintaining an underweight position in the consumer discretionary sector, as the portfolio is tilted away from the consumer and toward business. Capital spending has been suppressed since the technology bubble burst, and companies have healthy balance sheets with the need to replace aging technology. Finally, the energy sector added to the Fund's relative performance and was home to one of the portfolio's largest first-half contributors, FMC Technologies, which provides mission-critical technology solutions for the energy, food processing and airline industries. We remain positive on energy, believing long-term demand far outweighs supply. Our sector weighting in the sector is similar to that of the benchmark.

What is your outlook?  While the economy may moderate from its rapid pace in recent years, we expect growth to remain solid. Valuations are reasonable and the market's recent weakness provided us with opportunities to upgrade the portfolio. We will continue to make adjustments to the Fund to position the portfolio appropriately for opportunities that arise.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity II Fund

Industry Table

(% of Net Assets) on 6/30/06

Electrical Equipment & Electronics	10.4%
Commercial Services	7.3%
Pharmaceuticals	6.5%
Energy	5.6%
Financial Services	5.2%
Retail	5.1%
Healthcare	4.9%
Prepackaged Software	4.5%
Medical Supplies	4.3%
Advertising	3.8%
Communications	3.8%
Machinery & Components	3.6%
Computers & Information	2.5%
Metals & Mining	2.2%
Aerospace & Defense	2.2%
Computer Integrated Systems Design	1.9%
Lodging	1.9%
Insurance	1.7%
Transportation	1.7%
Banking, Savings & Loans	1.7%
Telephone Utilities	1.5%
Computer Related Services	1.3%
Home Construction, Furnishings & Appliances	1.2%
Air Transportation	1.2%
Information Retrieval Services	1.2%
Computer Programming Services	1.1%
Broadcasting, Publishing & Printing	1.0%
Industrial – Diversified	0.9%
Entertainment & Leisure	0.9%
Restaurants	0.9%
Manufacturing	0.9%
Chemicals	0.8%
Automotive & Parts	0.8%
Heavy Machinery	0.7%
Apparel, Textiles & Shoes	0.7%
Foods	0.4%
Electric Utilities	0.3%
Data Processing & Preparation	0.3%
Industrial – Distribution	0.2%
Beverages	0.2%
Retail – Grocery	0.2%
Building Materials & Construction	0.2%
Cosmetics & Personal Care	0.1%
Agribusiness	0.1%
Containers	0.1%
Education	0.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
100.0%

MassMutual Select Mid Cap

Growth Equity II Fund

Largest Stock Holdings (6/30/06)

BJ Services Co.

Crown Castle International Corp.

Smith International, Inc.

Rockwell Collins, Inc.

Roper Industries, Inc.

XTO Energy, Inc.

Lamar Advertising Co.

Murphy Oil Corp.

American Tower Corp. Cl. A

Ametek, Inc.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P MidCap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 6/1/00 - 6/30/06
Class S	1.38%	13.62%	8.01%	7.35%
Class A	1.13%	13.13%	7.49%	6.82%
Class A (sales load deducted)*	–4.68%	6.62%	6.22%	5.79%
Class Y	1.31%	13.52%	7.93%	7.26%
Class L	1.26%	13.41%	7.76%	7.09%
S&P MidCap 400 Index	4.24%	12.97%	9.29%	9.35%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted) and the S&P MidCap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	1.00%	12.80%	18.87%
Class N (CDSC fees deducted)*	0.00%	11.80%	18.87%
S&P MidCap 400 Index	4.24%	12.97%	19.45%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the Select Small Cap Growth Equity Fund?  This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's managers believe offer potential for long-term growth.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 4.31%, trailing the 8.21% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets generally moved higher in the first quarter, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. Small-caps outperformed their larger-cap peers for the quarter – and all sectors within the Russell 2000 Index had positive returns. Materials and telecommunication services were the largest gaining sectors, while utilities, consumer discretionary, and financials stocks trailed the index return.

Turning to the second quarter, domestic equity markets moved lower, driven by inflationary fears, higher interest rates, and concerns about a slowing economy. Small-cap stocks underperformed both mid- and large-caps. From a sector perspective, performance within the Russell 2000 Index was tilted in favor of defensively oriented sectors. The energy, utilities, and consumer staples sectors performed best, whereas the information technology, health care, and consumer discretionary sectors lagged the index.

What factors contributed to the Fund's performance?  The vast majority of the Fund's underperformance in the first quarter was driven by poor stock selection in the industrials sector. While heavy machinery and general industrial stocks in the index were reaching new highs, our portfolio suffered from across-the-board underperformance in transportation-related stocks. The portfolio's progress was also hampered by unfavorable stock selection in the information technology, telecommunication services, and utilities sectors.

On the upside, although it is normally a minor contributor to our performance, the financials sector excelled in the first quarter, due to our underexposure (relative to the benchmark Russell 2000 Index) to banks and thrifts and our overexposure to investment managers and stock exchanges. Additionally, the portfolio was helped by strong stock selection in the health care and consumer discretionary sectors.

Turning to the second quarter, stock selection in the information technology sector hurt relative performance during the period. On a stock-specific basis, Foundry Networks, Goodman Global, and Cognos all detracted from relative returns.

Conversely, strong stock selection in the consumer discretionary sector contributed to the Fund's second quarter performance, led by specialty retailers DSW, Citi Trends, and Too, fashion brand management company Iconix, and gaming company Pinnacle Entertainment. Favorable stock selection in both industrials and health care also contributed to performance for the period. Additionally, our investment picks in the health care sector fueled the Fund's progress, as health care service providers Genesis Healthcare, Manor Care, and Magellan Health all performed well. Within the energy sector, service provider Tetra Technologies and exploration and production stock OPTI Canada outperformed.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?  The annual rebalance of the Russell 2000 Index resulted in a 50% contraction in the market capitalization range. While focused first and foremost on investment merit and philosophy, we are working to adjust the portfolio's market capitalization to within historical ranges relative to the index. It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Federal Reserve policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MassMutual Select Small Cap Growth Equity Fund

Industry Table

(% of Net Assets) on 6/30/06

Commercial Services	10.1%
Prepackaged Software	8.8%
Healthcare	6.3%
Energy	6.0%
Electrical Equipment & Electronics	5.1%
Financial Services	4.2%
Transportation	3.8%
Medical Supplies	3.7%
Automotive & Parts	3.1%
Pharmaceuticals	2.9%
Computer Related Services	2.8%
Entertainment & Leisure	2.7%
Retail	2.4%
Computers & Information	2.3%
Banking, Savings & Loans	2.2%
Data Processing & Preparation	2.0%
Insurance	2.0%
Foods	1.8%
Advertising	1.7%
Chemicals	1.3%
Apparel, Textiles & Shoes	1.2%
Communications	1.2%
Telephone Utilities	1.2%
Information Retrieval Services	1.1%
Machinery & Components	1.1%
Lodging	1.0%
Computer Integrated Systems Design	1.0%
Air Transportation	0.9%
Broadcasting, Publishing & Printing	0.9%
Heavy Machinery	0.9%
Building Materials & Construction	0.6%
Industrial – Diversified	0.5%
Metals & Mining	0.5%
Internet Software	0.5%
Restaurants	0.5%
Electric Utilities	0.5%
Computer & Other Data Processing Service	0.4%
Aerospace & Defense	0.4%
Home Construction, Furnishings & Appliances	0.3%
Computer Maintenance & Repair	0.3%
Cosmetics & Personal Care	0.3%
Oil & Gas	0.3%
Household Products	0.2%
Short-Term Investments and Other Assets and Liabilities	9.0%
100.0%

MassMutual Select Small Cap Growth

Equity Fund

Largest Stock Holdings (6/30/06)

ITT Educational Services, Inc.

Checkfree Corp.

iShares Russell 2000 Growth Index Fund

FactSet Research Systems, Inc.

Blackbaud, Inc.

Kansas City Southern

Healthways, Inc.

The Corporate Executive Board Co.

Scientific Games Corp. Cl. A

J.B. Hunt Transport Services, Inc.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/3/99 - 6/30/06
Class S	4.31%	15.07%	5.61%	8.19%
Class A	4.13%	14.48%	5.04%	7.63%
Class A (sales load deducted)*	–1.85%	7.89%	3.81%	6.74%
Class Y	4.28%	14.98%	5.47%	8.05%
Class L	4.20%	14.76%	5.31%	7.89%
Russell 2000 Index	8.21%	14.57%	8.50%	8.83%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	3.87%	14.08%	19.36%
Class N (CDSC fees deducted)*	2.87%	13.08%	19.36%
Russell 2000 Index	8.21%	14.57%	21.49%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Growth Fund?   The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the Fund's sub-advisers believe offer potential for long-term growth.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 4.14%, trailing the 8.21% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  In the first quarter and for the fourth quarter in a row, the U.S. stock market posted positive investment results across all major market capitalization and style segments. Large-cap stocks lagged as they have since 2001, but finally managed to recover to the levels last seen over five years ago. While mid-cap growth and value stocks performed in line with each other, small-cap growth stocks outperformed their value counterparts during the quarter. Meanwhile, the U.S. economy began its fifth year of expansion, as corporate profits proved more than adequate to shoulder the burden of higher oil prices following last year's devastating hurricane season. The Federal Reserve continued its fight against the threat of inflation by twice raising the federal funds target rate by 0.25%, bringing the total to 15 increases since June 2004 at the end of the first quarter.

Following four straight quarters of positive returns, domestic equities corrected in the second quarter, with small-cap and growth stocks declining most. Concerns about energy and commodity prices, questions about the widespread practice of options backdating, and the 16th and 17th consecutive increases in the federal funds rate won out over strong fundamental performance and a strong economy. The persistent value bias in the stock market re-emerged in the second quarter after three quarters of outperformance by growth stocks, which remained at historically attractive valuations relative to their value counterparts. Value stocks outperformed their growth counterparts across all market capitalization segments in the second quarter, as commodity prices reached new highs and triggered a growth stock sell-off. The U.S. economy, meanwhile, continued to show strength after posting stronger-than-expected Gross Domestic Product (GDP) growth of 5.6% for the first quarter and low unemployment, which was at a level of 4.6% at quarter-end.

What factors contributed to the Fund's performance?  During the first quarter, every major sector finished with positive returns in both the portfolio and the Russell 2000 Index (the Fund's benchmark). Our top-performing sectors were producer durables and materials/processing. Our best picks in producer durables were OYO Geospace, a seismic acquisition company, and wire and cable provider, General Cable. The Fund's strength in the materials/processing sector was driven by aluminum recycler Aleris International and cotton-seed producer Delta & Pine Land. The portfolio also benefited from takeovers of Datastream and Duratek. Conversely, our worst-performing sectors relative to the benchmark were technology and energy, though we had solid absolute returns in both. In technology, we held an underweight position in semiconductors, and our holdings there didn't keep pace with the performance of the sector. We decreased our exposure to the health care sector during the quarter, and held a slightly overweight position in producer durables and technology. We ended the quarter with a slight underweight position in the autos/transportation and financial services sectors.

During the second quarter, our top-performing sectors were industrials and energy. We also had strong relative returns in information technology. The Fund benefited from strong stock selection in the industrials sector, including electrical equipment manufacturer stock General Cable and commercial services stock Corrections Corp. of America. The Fund found strength in the energy sector, driven by energy equipment/services stocks Tetra Technologies and Core Laboratories. In the technology sector, our software and Internet services picks were flat for the period. Our worst-performing sector in the second quarter was health care, where we trailed in health care equipment and biotechnology. We decreased our exposure to the health care sector slightly and held a nearly below-market weight in the

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

sector relative to the benchmark. We ended the quarter with slightly overweight stakes in energy and technology – and moderately underweight positions in the industrials and financials sectors.

What is your outlook?  Moderate economic growth is expected for the remainder of the year and throughout 2007, and we believe growth in business spending will continue to drive U.S. GDP growth over the next six to eight quarters.

MassMutual Select Small Company Growth Fund

Industry Table

(% of Net Assets) on 6/30/06

Electrical Equipment & Electronics	16.1%
Pharmaceuticals	8.8%
Medical Supplies	6.8%
Commercial Services	6.8%
Retail	5.9%
Energy	5.5%
Communications	4.4%
Computer Integrated Systems Design	4.3%
Metals & Mining	3.6%
Prepackaged Software	3.3%
Apparel, Textiles & Shoes	3.0%
Insurance	2.7%
Financial Services	2.6%
Healthcare	2.6%
Banking, Savings & Loans	2.2%
Advertising	2.0%
Computers & Information	2.0%
Heavy Machinery	1.8%
Restaurants	1.6%
Machinery & Components	1.6%
Data Processing & Preparation	1.5%
Agribusiness	1.2%
Entertainment & Leisure	1.1%
Computer Related Services	1.1%
Home Construction, Furnishings & Appliances	0.9%
Information Retrieval Services	0.8%
Broadcasting, Publishing & Printing	0.8%
Consumer Products	0.7%
Lodging	0.6%
Chemicals	0.6%
Computer & Data Processing Services	0.5%
Telephone Utilities	0.4%
Internet Software	0.2%
Building Materials & Construction	0.1%
Computer Programming Services	0.0%
Short-Term Investments and Other Assets and Liabilities	1.9%
100.0%

MassMutual Select Small Company

Growth Fund

Largest Stock Holdings (6/30/06)

Polycom, Inc.

Aleris International, Inc.

Altera Corp.

Cephalon, Inc.

Centene Corp.

Unit Corp.

Lattice Semiconductor Corp.

Cash America International, Inc.

Ansys, Inc.

Delta & Pine Land Co.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/01 - 6/30/06
Class S	4.14%	11.41%	4.03%
Class A	3.92%	10.85%	3.54%
Class A (sales load deducted)*	–2.05%	4.48%	2.18%
Class Y	4.15%	11.32%	3.97%
Class L	4.08%	11.17%	3.83%
Russell 2000 Index	8.21%	14.57%	10.25%

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	3.77%	10.44%	15.76%
Class N (CDSC fees deducted)*	2.77%	9.44%	15.76%
Russell 2000 Index	8.21%	14.57%	21.49%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the Select Emerging Growth Fund?  This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related stocks. The Fund will normally invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies in both the U.S. and abroad.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 3.45%, trailing the 8.21% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment backdrop during the period?  For the six months ended June 30, 2006, equities outperformed bonds, against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance?  During the first quarter, the Fund benefited from favorable stock selection in the energy sector, with Dril-Quip (which provides offshore drilling and production equipment to the oil and gas industry) bringing in strong returns. Hydril and TETRA Technologies, two other energy companies, also provided solid results. We remained nearly market weighted in energy on our belief that elevated commodity prices would continue. Our focus has been on the drilling equipment and services industries.

Our underweight position in metals and mining firms hampered the Fund in the first quarter. These cyclical businesses, which enjoyed superior performance throughout 2005, were selling at very high valuation levels relative to long-term averages. Despite their recent strong performance, we remained underweighted in these cyclical stocks, many of which reside in the materials and processing and producer durables sectors, due to our view that construction slowdowns would ultimately result in declining sales. We have avoided cyclical groups related to real estate for similar reasons.

The portfolio held an overweight position in the technology sector during the first quarter. One of our largest technology contributors during this period was NetLogic Microsystems, which makes processors to control networking speeds.

Turning to the second quarter, our best-performing stocks included Lifecell, which manufactures artificial skin for complex hernia repair and breast reconstruction, and J2 Global, which provides Internet fax services to individuals and small offices. In financial services, one of our better performers was optionsXpress, which provides a discount brokerage business for the market niche of options trading.

Conversely, a number of our worst performers in the second quarter were in the technology sector. For example, Atheros, which makes the semiconductors that enable "wi-fi" networks, performed poorly, though it has a technology lead over its two competitors, Marvel and Broadcom, in what we believe will be a huge market.

As of June 30, we remained significantly underweight in transportation, materials, and producer durables, believing that these areas of the market are vulnerable to increasingly difficult growth

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

hurdles. We held overweight positions in technology and health care, due to our belief that these sectors offer more long-term emerging growth opportunities.

What is your outlook?  We believe that as the world economy cools due to high energy prices, foreign low-cost competition and higher interest rates, our holdings – which are skewed toward traditional growth industries such as networking, semiconductors, Internet services, low-cost health care services, and medical devices – may provide solid earnings growth.

MassMutual Select Emerging Growth Fund

Industry Table

(% of Net Assets) on 6/30/06

Commercial Services	15.5%
Electrical Equipment & Electronics	10.6%
Medical Supplies	10.2%
Financial Services	6.3%
Healthcare	4.4%
Prepackaged Software	4.3%
Apparel, Textiles & Shoes	3.6%
Computers & Information	3.6%
Energy	3.5%
Telephone Utilities	3.1%
Retail	2.8%
Heavy Machinery	2.8%
Transportation	2.3%
Advertising	2.1%
Data Processing & Preparation	1.5%
Pharmaceuticals	1.5%
Insurance	1.5%
Home Construction, Furnishings & Appliances	1.4%
Banking, Savings & Loans	1.3%
Communications	1.2%
Information Retrieval Services	1.2%
Restaurants	1.0%
Internet Software	0.9%
Machinery & Components	0.8%
Computer Related Services	0.8%
Computer Integrated Systems Design	0.7%
Metals & Mining	0.7%
Foods	0.7%
Entertainment & Leisure	0.6%
Telecommunications	0.6%
Aerospace & Defense	0.6%
Lodging	0.5%
Beverages	0.5%
Consumer Services	0.4%
Industrial – Distribution	0.3%
Computer & Other Data Processing Service	0.2%
Chemicals	0.0%
Short-Term Investments and Other Assets and Liabilities	6.0%
100.0%

MassMutual Select Emerging Growth Fund

Largest Stock Holdings (6/30/06)

Lifecell Corp.

j2 Global Communications, Inc.

Portfolio Recovery Associates, Inc.

Dril-Quip, Inc.

Hornbeck Offshore Services, Inc.

M-Systems Flash Disk Pioneers Ltd.

Huron Consulting Group, Inc.

Kyphon, Inc.

FTI Consulting, Inc.

Atheros Communications, Inc.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/00 - 6/30/06
Class S	3.45%	10.14%	–1.49%	–7.22%
Class A	3.22%	9.53%	–2.07%	–7.73%
Class A (sales load deducted)*	–2.71%	3.23%	–3.22%	–8.61%
Class Y	3.48%	10.04%	–1.64%	–7.34%
Class L	3.34%	9.95%	–1.78%	–7.48%
Russell 2000 Index	8.21%	14.57%	8.50%	7.34%

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	2.92%	9.29%	16.66%
Class N (CDSC fees deducted)*	1.92%	8.29%	16.66%
Russell 2000 Index	8.21%	14.57%	21.49%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Overseas Fund?  The Fund seeks growth of capital over the long term by investing in both foreign and domestic equity securities. The Fund invests at least 80% of its net assets in stocks of foreign companies – including those in Europe, Latin America and Asia.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's Class S shares returned 11.03%, ahead of the 10.16% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?  For the six months ended June 30, 2006, equities outperformed bonds, against a backdrop of rising inflation, a slowing economy and indications of a slowdown in the real estate market. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. Against this backdrop, foreign stocks continued to outperform their U.S.-based counterparts.

  The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%. Even the first quarter's clear winner, foreign stocks, only managed to eke out a 0.70% gain, as measured by the MSCI EAFE Index – aided in part by a weaker U.S. dollar.

What factors contributed to the Fund's performance?  The Fund's stock selection was once again strong in the first quarter of 2006. From a regional perspective, the greatest contributors to relative performance were the Fund's positions in Germany and the Netherlands, coupled with an overweight allocation in South Korea. The greatest detractor from performance was the Fund's overweight allocation in Taiwan, relative to the Fund's benchmark, the MSCI EAFE Index. From a sector standpoint, stock selection in the utilities, communications, industrial goods and services, energy, and transportation sectors all fueled the Fund's first quarter progress. Conversely, hampering the Fund's performance were stock choices in the autos, housing, technology, and consumer staples sectors. The Fund's modest cash position also detracted, due to the strong appreciation of the MSCI EAFE Index during the period.

  Turning to the second quarter, regionally speaking, the portfolio's underweight position in Japan was the largest contributor to performance. Other contributions came from positions in the UK and the relative overweight allocations in Taiwan and South Korea. The greatest detractors from relative performance were the portfolio's positions in Germany. On a sector basis, stock selection in the health care, technology, consumer staples, and leisure sectors all fueled the Fund's returns – as did overweight positions in the health care and consumer staples sectors. Conversely, stock selection in the basic materials, utilities and communications sectors hampered the Fund during the second quarter. Underweight positions in the utilities and communications sectors also dragged down the Fund somewhat, as did its modest cash position.

What is your outlook?  We remain stock pickers, despite the focus of many investors and commentators on short-term moves in currencies, commodity prices and economic data. We seek to add value through long-term, fundamental research into individual companies, rather than attempting to make broad sector or regional calls. We continue to see a pick-up in corporate activity, including mergers and acquisitions, higher capital spending and share buybacks, which should offer compelling opportunities for investors focused on cash flows. Overall, despite weakened share prices, foreign companies continue to generate profit and cash flow growth, and we believe investment opportunities for long-term value investors have improved. We welcome market instability and weakness because those factors make quality companies selling at low prices more identifiable.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

MassMutual Select Overseas Fund

Country Weightings

(% of Net Assets) on 6/30/06

Banking, Savings & Loans	13.0%
Pharmaceuticals	9.0%
Automotive & Parts	6.6%
Foods	6.5%
Broadcasting, Publishing & Printing	6.3%
Electrical Equipment & Electronics	5.6%
Chemicals	5.2%
Beverages	4.5%
Insurance	4.4%
Communications	3.9%
Retail	3.7%
Cosmetics & Personal Care	2.8%
Financial Services	2.8%
Energy	2.7%
Commercial Services	1.9%
Telecommunications	1.8%
Advertising	1.6%
Entertainment & Leisure	1.6%
Electric Utilities	1.4%
Household Products	1.4%
Telephone Utilities	1.1%
Miscellaneous	1.0%
Industrial Services	0.9%
Computers & Information	0.9%
Electronics	0.8%
Apparel, Textiles & Shoes	0.8%
Medical Supplies	0.7%
Toys, Games	0.7%
Tobacco	0.5%
Computer Related Services	0.5%
Transportation	0.4%
Building Materials & Construction	0.4%
Oil & Gas	0.3%
Industrial – Diversified	0.3%
Metals & Mining	0.2%
Real Estate	0.0%
Short-Term Investments and Other Assets and Liabilities	3.8%
100.0%

MassMutual Select Overseas Fund

Largest Stock Holdings (6/30/06)

Nestle SA

GlaxoSmithKline PLC

Diageo PLC

British Sky Broadcasting Group PLC

NTT DoCoMo, Inc.

DaimlerChrysler AG Registered

Reckitt Benckiser PLC

Bayerische Motoren Werke AG

Schneider Electric SA

Vodafone Group PLC

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

MassMutual Select Overseas Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 5/1/01 - 6/30/06
Class S	11.03%	24.51%	8.63%	6.98%
Class A	10.78%	23.94%	8.15%	6.51%
Class A (sales load deducted)*	4.41%	16.81%	6.88%	5.29%
Class Y	10.96%	24.39%	8.56%	6.91%
Class L	10.90%	24.16%	8.40%	6.76%
MSCI EAFE Index	10.16%	26.55%	10.02%	8.04%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Select Overseas Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 12/31/02 - 6/30/06
Class N	10.59%	23.51%	19.85%
Class N (CDSC fees deducted)*	9.59%	22.51%	19.85%
MSCI EAFE Index	10.16%	26.55%	23.62%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MassMutual Select Destination Retirement Series?  •  Destination Retirement Income Fund: This Fund seeks to achieve high current income and, as a secondary objective, capital appreciation, by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors already in retirement.

  •  Destination Retirement 2010 / 2020 / 2030 / 2040 Funds: Each of these Funds seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in a combination of MassMutual equity, fixed-income and money market funds. Each Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2010, 2020, 2030, or 2040, respectively.

How did the Fund perform during the six months ended June 30, 2006?  For the six months ended June 30, 2006, each Fund's return is shown below. Also shown are the returns of each Fund's custom benchmark; the Lipper Balanced Fund Index, an unmanaged equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

Destination Retirement Income Fund	Custom Benchmark	Lipper Balanced Fund Index	Lehman Brothers Aggregate Bond Index	S&P 500 Index
0.20%	1.03%	2.25%	–0.72%	2.70%
Destination Retirement 2010 Fund
0.75%	1.37%	2.25%	–0.72%	2.70%
Destination Retirement 2020 Fund
0.64%	0.91%	2.25%	–0.72%	2.70%
Destination Retirement 2030 Fund
1.39%	0.24%	2.25%	–0.72%	2.70%
Destination Retirement 2040 Fund
1.95%	–0.16%	2.25%	–0.72%	2.70%

  The Destination Retirement Income, 2010 and 2020 Funds underperformed their respective custom benchmarks, the Lipper Balanced Fund Index and the S&P 500 Index for the six-month period. The Destination Retirement 2030 and 2040 Funds both outperformed their respective custom benchmarks for the six months ended June 30, 2006 – though they trailed the Lipper Balanced Fund Index and the S&P 500 Index for the period. All of the Destination Retirement Funds outperformed the Lehman Brothers Aggregate Bond Index for the year-to-date timeframe.

  Destination Retirement Custom Benchmarks

  •  The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement Income Fund.

  •  The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2010 Fund.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

  •  The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2020 Fund.

  •  The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2030 Fund.

  •  The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2040 Fund.

What was the investment backdrop during the period?  The first quarter saw strong market gains. Smaller-capitalization stocks jumped sharply and beat their large-cap competitors once again, real estate investment trusts (REITs) posted more strong gains, and the telecommunications sector surged on the AT&T/BellSouth merger news. During the period, the Lehman Brothers Aggregate Bond Index lost 0.64%, while the Lehman Brothers High Yield Index gained 2.89% and the Lehman Brothers U.S. Treasury Inflation Notes Index returned –2.24%. On the equity side, the S&P 500 Index gained 4.20% and the MSCI EAFE Index, a proxy for foreign stocks, advanced 9.40%. The Russell 2000® Index, a proxy for small-cap stocks, returned 13.94%, and the Wilshire REIT Index gained 15.79%.

  The second quarter saw a reversal of much of the strong market gains of the first quarter, due in large part to investor concerns over rising short-term interest rates and economic growth. Smaller-capitalization stocks fell sharply, while large-cap stocks generally had more muted losses. The Russell 2000 Index had a –5.03% return, while the S&P 500 Index, which is more heavily weighted towards large-cap stocks, posted a –1.44% return. Following over five years of strong returns, REITs posted only modest losses, as the Wilshire REIT Index returned –1.20%. The Lehman Brothers Aggregate Bond Index was slightly negative, with its –0.08% return, while the Lehman Brothers High Yield Index held up well, with a gain of 0.26%. The Lehman Brothers U.S. Treasury Inflation Notes Index returned 0.50%. The MSCI EAFE Index gained 0.70%, due to foreign currency strength.

What factors contributed to the Funds' performance?  The performance of each Select Destination Retirement Fund is affected by the results of its underlying funds. In the first quarter, although Premier Inflation-Protected Bond Fund posted returns ahead of its benchmark, our allocation to this area was a drag on performance. Select Aggressive Growth Fund gave back some of last year's gains, posting a –1.65% return. On the plus side, Select Small Company Value and Select Overseas Funds posted gains of 13.00% and 9.58%, respectively.

  Turning to the second quarter, key contributors to performance included Select Overseas Fund, which advanced 1.32%, and Premier Inflation-Protected Bond Fund, which gained 0.40%. Select Fundamental Value Fund also added strength, with its 1.10% advance. Hampering Select Destination Retirement Funds' performance in the second quarter were its small-cap and more aggressive options, such as Select Aggressive Growth and Premier Small Company Opportunities Funds, with their respective returns of –7.80% and –6.55%.

What is your outlook?  We will continue to manage the Destination Retirement Fund Series with the goal of providing a vehicle for investors to confidently navigate the markets through any weather.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

MassMutual Select Destination

Retirement Income Fund

Asset Allocation

(% of Net Assets) on 6/30/06

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2010 Fund

Asset Allocation

(% of Net Assets) on 6/30/06

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2020 Fund

Asset Allocation

(% of Net Assets) on 6/30/06

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2030 Fund

Asset Allocation

(% of Net Assets) on 6/30/06

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2040 Fund

Asset Allocation

(% of Net Assets) on 6/30/06

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement Income Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class S	0.20%	2.01%	4.05%
Class A	0.10%	1.67%	3.69%
Class A (sales load deducted)**	–5.66%	–4.17%	1.27%
Class Y	0.29%	2.08%	4.07%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination Income Index	1.03%	3.51%	4.91%

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement Income Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class L	0.20%	1.97%	3.96%
Class N	0.00%	1.42%	3.38%
Class N (CDSC fees deducted)**	–1.00%	0.44%	3.38%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination Income Index	1.03%	3.51%	4.91%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2010 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class S	0.75%	3.76%	5.05%
Class A	0.47%	3.33%	4.63%
Class A (sales load deducted)**	–5.30%	–2.61%	2.18%
Class Y	0.66%	3.73%	5.00%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2010 Index	1.37%	7.94%	5.73%

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2010 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class L	0.66%	3.63%	4.92%
Class N	0.38%	3.03%	4.32%
Class N (CDSC fees deducted)**	–0.62%	2.03%	4.32%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2010 Index	1.37%	7.94%	5.73%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2020 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class S	0.64%	5.54%	6.54%
Class A	0.46%	5.12%	6.12%
Class A (sales load deducted)**	–5.32%	–0.92%	3.64%
Class Y	0.64%	5.52%	6.48%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2020 Index	0.91%	8.80%	7.20%

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2020 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class L	0.55%	5.39%	6.39%
Class N	0.27%	4.79%	5.81%
Class N (CDSC fees deducted)**	–0.73%	3.79%	5.81%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2020 Index	0.91%	8.80%	7.20%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2030 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class S	1.39%	8.37%	8.36%
Class A	1.22%	7.96%	7.94%
Class A (sales load deducted)**	–4.60%	1.75%	5.42%
Class Y	1.39%	8.35%	8.31%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2030 Index	0.24%	9.64%	9.17%

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2030 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class L	1.30%	8.21%	8.22%
Class N	1.13%	7.68%	7.62%
Class N (CDSC fees deducted)**	0.13%	6.68%	7.62%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2030 Index	0.24%	9.64%	9.17%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2040 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class S	1.95%	10.39%	9.41%
Class A	1.78%	9.97%	8.99%
Class A (sales load deducted)**	–4.07%	3.65%	6.44%
Class Y	1.95%	10.28%	9.36%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2040 Index	–0.16%	10.13%	10.30%

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2040 Fund
Total Return

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception 12/31/03 - 6/30/06
Class L	1.95%	10.24%	9.27%
Class N	1.61%	9.52%	8.64%
Class N (CDSC fees deducted)**	0.61%	8.52%	8.64%
S&P 500 Index	2.70%	8.62%	7.46%
Lipper Balanced Fund Index	2.25%	7.03%	6.57%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	2.43%
Custom Destination 2040 Index	–0.16%	10.13%	10.30%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 0.1%
PREFERRED STOCK — 0.1%
Automotive & Parts
General Motors Corp.	5,000	$87,150
General Motors Corp., Series B	6,100	112,850
TOTAL PREFERRED STOCK (Cost $179,580)		200,000
TOTAL EQUITIES (Cost $179,580)		200,000
	Principal Amount
BONDS & NOTES — 93.1%
CORPORATE DEBT — 19.7%
Aerospace & Defense — 0.0%
DRS Technologies, Inc. 6.625% 02/01/2016	$55,000	53,212
Apparel, Textiles & Shoes — 0.0%
Oxford Industries, Inc. 8.875% 06/01/2011	25,000	25,000
Automotive & Parts — 0.6%
DaimlerChrysler NA Holding 5.875% 03/15/2011	290,000	285,259
DaimlerChrysler NA Holding 7.200% 09/01/2009	65,000	67,046
DaimlerChrysler NA Holding MTN 5.750% 05/18/2009	250,000	247,602
Ford Motor Co. 6.625% 10/01/2028	40,000	27,600
Ford Motor Co.(a) 7.450% 07/16/2031	190,000	137,275
General Motors Corp.(a) 8.250% 07/15/2023	80,000	63,000
General Motors Corp.(a) 8.375% 07/15/2033	280,000	225,400
General Motors Corp. EUR(b) 8.375% 07/05/2033	40,000	39,539
Visteon Corp. 8.250% 08/01/2010	90,000	84,150
		1,176,871

	Principal Amount	Market Value
Banking, Savings & Loans — 3.7%
Bank of America Corp. 3.875% 01/15/2008	$645,000	$628,970
Bank of America Corp. 4.500% 08/01/2010	130,000	124,660
Bank One Corp. 2.625% 06/30/2008	205,000	193,517
Credit Suisse First Boston USA, Inc. 4.875% 08/15/2010	50,000	48,462
Glitnir Banki HF(c) 6.693% 06/15/2016	420,000	417,596
International Finance Corp. 5.125% 05/02/2011	2,000,000	1,976,066
JP Morgan Chase & Co. 5.125% 09/15/2014	1,070,000	1,010,668
KeyBank NA 4.950% 09/15/2015	180,000	166,035
Rabobank Capital Fund II(c) 5.260% 12/31/2049	10,000	9,383
Rabobank Capital Funding Trust(c) 5.254% 12/31/2049	95,000	87,028
Resona Preferred Global Securities(c) 7.191% 12/31/2049	230,000	230,711
Shinsei Finance Cayman Ltd.(c) 6.418% 07/20/2049	300,000	281,755
Wachovia Capital Trust III 5.800% 03/15/2042	230,000	223,192
Wachovia Corp. 5.250% 08/01/2014	990,000	944,221
Wells Fargo & Co. 4.200% 01/15/2010	765,000	731,049
		7,073,313
Broadcasting, Publishing & Printing — 1.0%
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	47,414
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,793
Clear Channel Communications, Inc. 5.500% 09/15/2014	345,000	312,330
Comcast Corp. 6.500% 01/15/2015	835,000	841,545

	Principal Amount	Market Value
Cox Communications, Inc. 3.875% 10/01/2008	$75,000	$71,744
CSC Holdings, Inc. 7.625% 07/15/2018	55,000	54,450
Kabel Deutschland GMBH(c) 10.625% 07/01/2014	50,000	52,750
News America, Inc. 6.200% 12/15/2034	170,000	154,273
Rogers Cable, Inc. 6.750% 03/15/2015	40,000	38,100
Shaw Communications, Inc. 7.250% 04/06/2011	20,000	19,950
Time Warner Entertainment Co., LP 8.375% 07/15/2033	210,000	237,578
		1,839,927
Chemicals — 0.0%
Graham Packaging Co.(a) 9.875% 10/15/2014	40,000	39,600
Westlake Chemicals 6.625% 01/15/2016	20,000	18,475
		58,075
Commercial Services — 0.2%
Service Corp. International(c) 8.000% 06/15/2017	30,000	28,050
Waste Management, Inc. 6.375% 11/15/2012	200,000	204,029
Waste Management, Inc. 6.500% 11/15/2008	90,000	91,407
		323,486
Communications — 0.2%
Intelsat Bermuda Ltd.(c) 9.250% 06/15/2016	40,000	41,300
Intelsat Ltd. 7.625% 04/15/2012	45,000	37,125
SBC Communications, Inc. 5.100% 09/15/2014	230,000	213,374
		291,799
Computer Software/Services — 0.0%
UGS Corp. 10.000% 06/01/2012	35,000	37,625
Computers & Office Equipment — 0.2%
Electronic Data Systems Corp. 7.125% 10/15/2009	380,000	392,445

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Electric Utilities — 1.6%
AES Corp. 7.750% 03/01/2014	$340,000	$341,700
AES Corp. 8.875% 02/15/2011	10,000	10,499
Dominion Resources, Inc. 4.750% 12/15/2010	30,000	28,634
Dominion Resources, Inc. 5.700% 09/17/2012	370,000	362,065
Duke Energy Corp. 5.625% 11/30/2012	425,000	419,951
Duke Energy Corp. 6.250% 01/15/2012	50,000	50,861
Exelon Corp. 5.625% 06/15/2035	430,000	377,204
FirstEnergy Corp., Series B 6.450% 11/15/2011	230,000	234,030
FirstEnergy Corp., Series C 7.375% 11/15/2031	735,000	788,545
Oncor Electric Delivery Co. 6.375% 01/15/2015	25,000	25,058
Pacific Gas & Electric Co. 6.050% 03/01/2034	260,000	245,392
TXU Corp., Series P 5.550% 11/15/2014	20,000	18,140
TXU Corp., Series R 6.550% 11/15/2034	215,000	188,874
		3,090,953
Energy — 2.3%
Amerada Hess Corp. 7.300% 08/15/2031	745,000	789,481
Chesapeake Energy Corp. 6.500% 08/15/2017	40,000	36,500
Chesapeake Energy Corp. 7.625% 07/15/2013	20,000	20,125
Conoco, Inc. 6.950% 04/15/2029	560,000	609,362
Devon Energy Corp. 7.950% 04/15/2032	435,000	501,240
Dynegy Holdings, Inc. 8.750% 02/15/2012	5,000	5,075
El Paso Corp. MTN(a) 7.750% 01/15/2032	380,000	370,025
El Paso Corp. MTN 7.800% 08/01/2031	52,000	50,505
Kerr - McGee Corp. 7.875% 09/15/2031	680,000	767,539
Kinder Morgan Energy Partners LP 5.000% 12/15/2013	40,000	36,659
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	60,000	60,268

	Principal Amount	Market Value
Kinder Morgan Energy Partners LP 6.750% 03/15/2011	$60,000	$61,294
Pemex Project Funding Master Trust(c) 6.625% 06/15/2035	190,000	171,950
Suburban Propane Partners 6.875% 12/15/2013	80,000	74,800
Williams Cos., Inc. 7.750% 06/15/2031	210,000	206,850
Williams Cos., Inc. Series A 7.500% 01/15/2031	315,000	303,975
XTO Energy, Inc. 6.250% 04/15/2013	245,000	245,160
XTO Energy, Inc. 7.500% 04/15/2012	40,000	42,522
		4,353,330
Entertainment & Leisure — 0.4%
AMC Entertainment, Inc. 11.000% 02/01/2016	30,000	32,100
Liberty Media Corp. 7.875% 07/15/2009	750,000	776,458
		808,558
Financial Services — 6.3%
Anadarko Finance Co. 6.750% 05/01/2011	165,000	169,540
Anadarko Finance Co., Series B 7.500% 05/01/2031	180,000	193,393
Apache Finance Canada Corp. 4.375% 05/15/2015	385,000	345,163
Banque Paribas - New York 6.875% 03/01/2009	110,000	113,102
ChevronTexaco Capital Co. 3.500% 09/17/2007	150,000	146,336
Citigroup, Inc. 4.125% 02/22/2010	5,000	4,754
Citigroup, Inc. 5.125% 02/14/2011	860,000	839,808
Deutsche Telekom International Finance BV 5.750% 03/23/2016	200,000	188,762
Ford Motor Credit Co. 4.950% 01/15/2008	110,000	103,549
Ford Motor Credit Co. 7.250% 10/25/2011	80,000	70,966
Ford Motor Credit Co. 7.375% 10/28/2009	1,705,000	1,576,337

	Principal Amount	Market Value
Ford Motor Credit Co. 7.375% 02/01/2011	$130,000	$116,404
Ford Motor Credit Co.(c) 10.486% 06/15/2011	298,000	299,022
General Electric Capital Corp. 4.125% 09/01/2009	340,000	325,668
General Electric Capital Corp. 4.250% 01/15/2008	230,000	225,578
General Motors Acceptance Corp. 5.125% 05/09/2008	90,000	86,220
General Motors Acceptance Corp.(a) 5.625% 05/15/2009	780,000	741,905
General Motors Acceptance Corp. 5.850% 01/14/2009	240,000	230,065
General Motors Acceptance Corp. 6.125% 08/28/2007	1,320,000	1,306,195
General Motors Acceptance Corp. 7.750% 01/19/2010	110,000	109,433
General Motors Acceptance Corp. MTN 4.375% 12/10/2007	140,000	134,289
General Motors Acceptance Corp. MTN 6.311% 11/30/2007	50,000	48,176
Goldman Sachs Group, Inc. 4.500% 06/15/2010	150,000	143,410
Goldman Sachs Group, Inc. 5.000% 01/15/2011	100,000	96,707
Household Finance Corp. 4.625% 01/15/2008	560,000	552,000
Household Finance Corp. Series MTN 4.125% 11/16/2009	300,000	285,530
ILFC E-Capital Trust I(c) 5.900% 12/21/2065	100,000	97,480
Kaupthing Bank(c) 0.000% 04/11/2011	690,000	690,240
Kaupthing Bank (Iceland)(c) 7.125% 05/19/2016	150,000	150,045
Lehman Brothers Holdings, Inc. 4.000% 01/22/2008	415,000	404,159
Morgan Stanley 3.625% 04/01/2008	690,000	667,765

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
MUFG Capital Finance 1 Ltd. 6.346% 07/29/2049	$180,000	$173,626
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	20,000	20,200
Sprint Capital Corp. 6.000% 01/15/2007	755,000	756,012
Sprint Capital Corp. 8.375% 03/15/2012	30,000	33,147
Telecom Italia Capital SA 4.950% 09/30/2014	100,000	89,526
Telecom Italia Capital SA 5.250% 10/01/2015	150,000	135,769
Ventas Realty Corp. REIT 6.500% 06/01/2016	35,000	33,556
Ventas Realty Corp. REIT 7.125% 06/01/2015	20,000	20,000
Verizon Global Funding Corp. 7.375% 09/01/2012	220,000	233,850
		11,957,687
Forest Products & Paper — 0.4%
Weyerhaeuser Co. 6.750% 03/15/2012	670,000	684,513
Healthcare — 0.5%
DaVita, Inc. 7.250% 03/15/2015	110,000	105,600
HCA, Inc. 5.750% 03/15/2014	140,000	125,187
HCA, Inc. 6.250% 02/15/2013	155,000	144,734
HCA, Inc. 6.375% 01/15/2015	170,000	157,513
Tenet Healthcare Corp.(c) 9.500% 02/01/2015	274,000	269,205
Tenet Healthcare Corp. 9.875% 07/01/2014	30,000	30,000
		832,239
Industrial – Diversified — 0.4%
Jacuzzi Brands, Inc. 9.625% 07/01/2010	35,000	36,969
Tyco International Group SA 6.000% 11/15/2013	310,000	307,116
Tyco International Group SA 6.375% 10/15/2011	115,000	117,343
Tyco International Group SA 6.875% 01/15/2029	330,000	340,163

	Principal Amount	Market Value
Tyco International Group SA 7.000% 06/15/2028	$10,000	$10,436
		812,027
Insurance — 0.0%
ASIF Global Financing(c) 4.900% 01/17/2013	30,000	28,430
Lodging — 0.1%
Boyd Gaming Corp. 7.125% 02/01/2016	30,000	28,987
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/2010	50,000	53,125
Station Casinos, Inc. 6.625% 03/15/2018	10,000	9,050
		91,162
Media – Broadcasting & Publishing — 0.5%
AOL Time Warner, Inc. 6.875% 05/01/2012	375,000	387,552
AOL Time Warner, Inc. 7.700% 05/01/2032	400,000	434,741
		822,293
Oil & Gas — 0.2%
El Paso Natural Gas Co. 8.375% 06/15/2032	349,000	371,205
Pride International, Inc. 7.375% 07/15/2014	20,000	20,100
Western Oil Sands, Inc. 8.375% 05/01/2012	30,000	31,875
		423,180
Photography Equipment/Supplies — 0.2%
Eastman Kodak Co. 7.250% 11/15/2013	290,000	279,294
Eastman Kodak Co. MTN 3.625% 05/15/2008	120,000	113,483
		392,777
Prepackaged Software — 0.0%
Sungard Data Systems, Inc.(c) 10.250% 08/15/2015	35,000	36,181
Real Estate — 0.0%
Forest City Enterprises, Inc. 7.625% 06/01/2015	35,000	35,263
Retail — 0.1%
Wal-Mart Stores, Inc. 3.375% 10/01/2008	255,000	243,395

	Principal Amount	Market Value
Telephone Utilities — 0.4%
BellSouth Corp. 4.750% 11/15/2012	$10,000	$9,272
British Telecom PLC 8.375% 12/15/2010	130,000	142,723
Cincinnati Bell, Inc. 7.000% 02/15/2015	60,000	56,550
Koninklijke KPN NV 8.000% 10/01/2010	270,000	286,383
Koninklijke KPN NV 8.375% 10/01/2030	200,000	214,707
Qwest Communications International, Inc. 8.670% 02/15/2009	15,000	15,281
Windstream Corp.(c) 8.625% 08/01/2016	20,000	20,450
		745,366
Tobacco — 0.3%
Altria Group, Inc. 7.000% 11/04/2013	580,000	611,900
Transportation — 0.1%
OMI Corp. 7.625% 12/01/2013	105,000	104,738
TOTAL CORPORATE DEBT (Cost $38,693,175)		37,345,745
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.2%
Collateralized Mortgage Obligations
Financial Services — 21.2%
AAA Trust, Series 2005-2, Class A1(c) 5.423% 11/26/2035	32,976	32,976
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1 5.613% 11/25/2045	723,917	725,298
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4 5.115% 09/10/2015	280,000	264,142
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.182% 09/10/2047	840,000	799,327

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A1 5.483% 09/25/2035	$615,659	$616,140
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2 4.470% 09/25/2035	900,000	902,672
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3 4.560% 09/25/2035	900,000	904,219
Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1 5.723% 12/25/2042	701,932	705,881
Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1 5.497% 07/20/2035	372,740	373,187
Countrywide Alternative Loan Trust, Series 2005-38, Class A3 5.309% 09/25/2035	241,209	242,006
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 5.653% 10/25/2035	686,491	688,088
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 5.597% 11/20/2035	867,626	868,061
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1 5.593% 08/25/2035	739,527	740,585
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF1 4.580% 12/27/2035	1,070,224	1,070,951
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A 5.429% 12/15/2035	546,772	547,883

	Principal Amount	Market Value
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF(c) 5.723% 09/25/2035	$1,007,348	$1,011,236
Credit-Based Asset Servicing and Securitization, Series 2004-CB8, Class AV1 3.901% 12/25/2035	520,280	521,580
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/2028	90,890	90,763
Equifirst Mortgage Loan Trust, Series 2005-1, Class A1 3.150% 04/25/2035	45,903	45,903
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2 5.723% 12/25/2032	530,703	533,025
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF1, Class A2B 4.411% 12/25/2034	1,200,000	1,201,126
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4 5.330% 11/10/2045	350,000	337,352
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	200,000	188,072
GSAA Trust, Series 2005-7, Class AV1 3.436% 07/25/2035	250,042	250,120
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF 5.673% 09/25/2035	678,319	680,189
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 5.195% 10/25/2035	798,849	783,630
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A 5.450% 04/25/2036	566,369	562,540

	Principal Amount	Market Value
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 5.713% 11/25/2035	$1,400,000	$1,402,740
Impac Secured Assets Corp., Series 2005-2, Class A1 5.643% 03/25/2036	1,288,964	1,291,707
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Cl. A1 5.713% 12/25/2034	224,309	224,309
Irwin Home Equity, Series 2006-1, Class 2A1(c) 5.473% 09/25/2035	1,275,321	1,279,491
IXIS Real Estate Capital Trust, Series 2006-HE1, Class A1 5.413% 03/25/2036	1,391,742	1,391,959
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	500,000	464,496
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4 5.290% 01/12/2043	100,000	95,840
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 5.490% 12/27/2019	91,489	91,418
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	140,000	128,877
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	100,000	93,890
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2040	100,000	93,460
Lehman XS Trust, Series 2005-5N, Class 1A1 5.623% 11/25/2035	641,611	643,569

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lehman XS Trust, Series 2006-2N, Class 1A1 5.583% 02/25/2046	$1,505,759	$1,508,603
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 4.852% 01/25/2036	887,581	865,974
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F(c) 5.673% 05/25/2035	663,160	664,956
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.660% 05/12/2039	610,000	601,075
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989% 08/13/2042	240,000	224,673
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 5.910% 03/25/2036	571,175	569,394
MSDWCC Heloc Trust, Series 2005-1, Class A 5.513% 07/25/2017	39,752	39,814
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 05/15/2022	3,000,000	2,909,481
Residential Asset Securities Corp., Series 2004-KS5, Class A2B3 4.829% 06/25/2034	1,600,000	1,602,501
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class AI1 4.499% 12/25/2035	1,094,336	1,094,507
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 02/25/2032	239,138	218,058
Wachovia Mortgage Loan Trust LLC, Series 2005-WMC1, Class A1 5.433% 10/25/2035	326,934	326,977

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2005-AR11, Class A1A 5.643% 08/25/2045	$1,201,075	$1,201,360
Washington Mutual, Inc., Series 2005-AR13, Class A1A1 5.613% 10/25/2045	678,556	678,901
Washington Mutual, Inc., Series 2005-AR15, Class A1A1 5.341% 11/25/2045	845,005	844,903
Washington Mutual, Inc., Series 2005-AR15, Class A1A2 5.603% 11/25/2045	845,005	843,688
Washington Mutual, Inc., Series 2005-AR19, Class A1A1 4.640% 12/25/2045	1,086,733	1,089,448
Washington Mutual, Inc., Series 2005-AR19, Class A1A2 5.613% 12/25/2045	1,358,416	1,359,353
Washington Mutual, Inc., Series 2005-AR8, Class 1A1A 5.593% 07/25/2045	240,932	241,320
Washington Mutual, Inc., Series 2005-AR9, Class A1A 5.643% 07/25/2045	420,427	421,037
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $40,435,024)		40,194,731
SOVEREIGN DEBT OBLIGATIONS — 3.5%
Canada Government CAD(b) 4.000% 12/01/2031	274,905	352,912
Queensland Treasury Corp. AUD(b) 6.000% 06/14/2011	750,000	559,720
Republic of Brazil 8.000% 01/15/2018	700,000	739,900
Republic of Brazil 8.875% 04/15/2024	53,000	58,811
Republic of Brazil 10.125% 05/15/2027	95,000	118,038
Republic of Brazil 11.000% 08/17/2040	452,000	560,480
Republic of Brazil 12.250% 03/06/2030	36,000	52,830

	Principal Amount	Market Value
Republic of Colombia 8.125% 05/21/2024	$13,000	$13,163
Republic of Colombia 11.750% 02/25/2020	176,000	231,440
Republic of Panama 7.125% 01/29/2026	223,000	215,195
Republic of Panama 8.875% 09/30/2027	30,000	33,975
Russian Federation 5.000% 03/31/2030	1,645,000	1,750,774
United Mexican States 5.625% 01/15/2017	28,000	26,040
United Mexican States 7.500% 04/08/2033	1,692,000	1,797,750
United Mexican States 8.300% 08/15/2031	100,000	115,500
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,801,312)		6,626,528
U.S. GOVERNMENT AGENCY OBLIGATIONS — 42.9%
Federal Home Loan Bank — 0.1%
Federal Home Loan Bank 4.625% 02/18/2011	60,000	58,128
Federal Home Loan Bank 5.125% 06/18/2008	50,000	49,617
		107,745
Federal Home Loan Mortgage Corporation (FHLMC) — 2.7%
Pass-Through Securities
FHLMC 4.125% 10/18/2010	50,000	47,441
FHLMC 4.375% 11/16/2007	220,000	216,803
FHLMC 4.650% 10/10/2013	700,000	656,595
FHLMC 4.750% 01/18/2011	230,000	223,323
FHLMC 5.000% 01/01/2021- 01/01/2036	2,064,422	1,938,936
FHLMC 5.250% 02/24/2011	1,060,000	1,043,938
FHLMC 5.300% 05/12/2020	570,000	529,801
FHLMC 5.625% 11/23/2035	170,000	156,924
FHLMC 6.750% 09/15/2029	50,000	57,173
FHLMC MTN 5.125% 04/18/2011	340,000	334,813
Total Pass-Through Securities		5,205,747

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal National Mortgage Association (FNMA) — 34.7%
Pass-Through Securities
FNMA 3.310% 01/26/2007	$110,000	$108,597
FNMA 4.492% 03/01/2036	1,553,289	1,576,820
FNMA 4.500% 10/15/2008	120,000	117,663
FNMA 4.610% 10/10/2013	510,000	477,391
FNMA 5.000% 11/01/2020- 03/01/2036	47,811,212	44,736,082
FNMA 5.200% 11/08/2010	440,000	432,320
FNMA 5.500% 06/01/2020- 06/01/2036	11,431,792	11,033,772
FNMA 5.625% 05/19/2011	770,000	766,620
FNMA 6.000% 10/01/2035- 03/01/2036	6,081,859	5,985,879
FNMA 6.500% 12/01/2034	123,338	124,398
FNMA 6.625% 09/15/2009	410,000	423,863
Total Pass-Through Securities		65,783,405
Government National Mortgage Association (GNMA) — 5.4%
Pass-Through Securities
GNMA 4.500% 09/15/2035	185,421	170,167
GNMA 5.000% 08/15/2033- 05/15/2035	5,139,094	4,873,709
GNMA 5.500% 02/15/2035- 02/15/2036	3,012,723	2,920,554
GNMA 6.000% 04/15/2029- 02/15/2036	2,266,346	2,249,320
Total Pass-Through Securities		10,213,750
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $83,925,844)		81,310,647
U.S. TREASURY OBLIGATIONS — 5.8%
U.S. Treasury Bonds — 3.9%
U.S. Treasury Bond(a) 6.250% 08/15/2023	460,000	507,438

	Principal Amount	Market Value
U.S. Treasury Inflation Index 2.000% 01/15/2026	$1,400,617	$1,281,565
U.S. Treasury Inflation Index 2.375% 01/15/2025	3,515,957	3,421,466
U.S. Treasury Inflation Index 3.875% 04/15/2029	1,838,055	2,274,593
		7,485,062
U.S. Treasury Notes — 1.8%
U.S. Treasury Inflation Index 2.000% 01/15/2014	1,090,210	1,052,223
U.S. Treasury Inflation Index 2.000% 01/15/2016	1,593,456	1,522,248
U.S. Treasury Note(a) 3.000% 02/15/2008	10,000	9,662
U.S. Treasury Note 3.625% 04/30/2007	110,000	108,505
U.S. Treasury Note 3.750% 05/15/2008	70,000	68,228
U.S. Treasury Note 4.250% 01/15/2011	40,000	38,625
U.S. Treasury Note 4.500% 02/15/2009	140,000	137,791
U.S. Treasury Note(a) 4.500% 02/15/2016	430,000	409,172
		3,346,454
U.S. Treasury Strips — 0.1%
U.S. Treasury Strips 0.000% 11/15/2021	560,000	247,683
TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,590,410)		11,079,199
TOTAL BONDS & NOTES (Cost $181,445,765)		176,556,850
OPTIONS — 0.1%
90 Day Eurodollar Futures, December 2006 Call, Expires 12/18/2006, Strike 94.5	65,000	6,987
90 Day Eurodollar Futures, September 2006 Call, Expires 9/18/2006, Strike 94.5	122,500	7,350

	Principal Amount	Market Value
Eurodollar Future Options, September 2006 Call, Expires 9/18/2006, Strike 96	$297,500	$124,950
U.S. Bond Future Options, September 2006 Call, Expires 8/25/2006, Strike 108	5,000	2,969
TOTAL OPTIONS (Cost $345,045)		142,256
TOTAL LONG TERM INVESTMENTS (Cost $181,970,390)		176,899,106
SHORT-TERM INVESTMENTS — 7.3%
Cash Equivalents — 1.3%(e)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	27,299	27,299
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	27,296	27,296
American Beacon Money Market Fund(d)	27,843	27,843
Bank of America 5.270% 07/14/2006	54,598	54,598
Bank of America 5.310% 03/08/2007	54,598	54,598
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	54,598	54,598
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	54,598	54,598
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	81,897	81,897
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	98,276	98,276
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	54,598	54,598
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	54,598	54,598
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	136,495	136,495
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	70,977	70,977

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	$43,459	$43,459
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	65,517	65,517
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	54,598	54,598
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	54,598	54,598
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	54,598	54,598
Freddie Mac Discount Note 5.191% 07/25/2006	32,583	32,583
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	38,218	38,218
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	54,598	54,598
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	191,092	191,092
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	64,819	64,819
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	54,598	54,598
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	54,598	54,598
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	70,977	70,977
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	81,897	81,897
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	183,040	183,040
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	92,816	92,816
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	152,874	152,874

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	$81,897	$81,897
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	81,897	81,897
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	54,598	54,598
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	54,598	54,598
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	27,299	27,299
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	54,598	54,598
		2,497,438
Discount Notes — 0.4%
FNMA 4.960% 09/25/2006	185,000	182,783
FNMA 4.960% 09/25/2006	535,000	528,587
		711,370
Repurchase Agreement — 5.5%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(f)	10,497,362	10,497,362
Sovereign Debt Obligations — 0.1%
Canada T-Bill 4.860% 09/20/2006	230,000	227,454
TOTAL SHORT-TERM INVESTMENTS (Cost $13,933,624)		13,933,624
TOTAL INVESTMENTS — 100.6% (Cost $195,904,014)(g)		190,832,730
Other Assets/ (Liabilities) — (0.6%)		(1,163,174)
NET ASSETS — 100.0%		$189,669,556

Notes to Portfolio of Investments

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

MTN - Medium Term Note

REIT - Real Estate Investment Trust

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $5,900,235 or 3.1% of net assets.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value $10,500,643. Collateralized by a U.S. Government Agency obligation with a rate of 4.281%, maturity date of 03/01/2034, and an aggregate market value, including accrued interest, of $11,022,230.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 58.8%
COMMON STOCK — 58.7%
Advertising — 0.8%
Interpublic Group of Companies, Inc.(a) (b)	200,900	$1,677,515
Aerospace & Defense — 3.5%
Boeing Co.	23,800	1,949,458
Honeywell International, Inc.	73,300	2,953,990
Raytheon Co.	62,700	2,794,539
		7,697,987
Air Transportation — 1.0%
Southwest Airlines Co.	133,100	2,178,847
US Airways Group, Inc. Aircraft Statutory Trust Certificates of Beneficial Interest 1989	30,000	342
US Airways Group, Inc. Aircraft Statutory Trust Certificates of Beneficial Interest 1993	100,000	43,000
		2,222,189
Automotive & Parts — 0.4%
Lear Corp.(b)	44,600	990,566
Banking, Savings & Loans — 5.2%
Bank of America Corp.	63,520	3,055,312
JP Morgan Chase & Co.	83,240	3,496,080
Mitsubishi Tokyo Financial Group, Inc. JPY	194	2,703,908
State Street Corp.	22,400	1,301,216
Unilever PLC	44,055	981,034
		11,537,550
Beverages — 0.4%
Molson Coors Brewing Co. Cl. B	12,300	834,924
Broadcasting, Publishing & Printing — 2.4%
Pearson PLC	213,600	2,879,889
Time Warner, Inc.	141,000	2,439,300
		5,319,189
Chemicals — 1.5%
Dow Chemical Co.	36,000	1,405,080
Du Pont (E.I.) de Nemours & Co.	47,700	1,984,320
WGI Heavy Minerals, Inc.(a)	41,300	33,453
		3,422,853

	Number of Shares	Market Value
Commercial Services — 0.4%
eBay, Inc.(a)	30,600	$896,274
Communications — 0.6%
Nokia Oyj Sponsored ADR (Finland)	71,100	1,440,486
Communications Equipment — 0.7%
Motorola, Inc.	76,400	1,539,460
Computer Programming Services — 0.2%
VeriSign, Inc.(a)	15,600	361,452
Computers & Information — 2.1%
Cisco Systems, Inc.(a)	153,600	2,999,808
International Business Machines Corp.	22,100	1,697,722
Wave Systems Corp. Cl. A(a)	28,100	18,827
		4,716,357
Cosmetics & Personal Care — 0.2%
Kimberly-Clark Corp.	9,000	555,300
Electrical Equipment & Electronics — 2.8%
Intel Corp.	19,000	360,050
International DisplayWorks, Inc.(a) (b)	9,200	47,840
Novellus Systems, Inc.(a)	42,500	1,049,750
Samsung Electronics Co. Ltd. GDR (Korea)(c)	5,000	1,589,017
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	196,471	1,803,601
Texas Instruments, Inc.	43,300	1,311,557
		6,161,815
Energy — 5.2%
Anadarko Petroleum Corp.	26,000	1,239,940
BP PLC, Sponsored ADR (United Kingdom)	3,700	257,557
Chevron Corp.	22,400	1,390,144
ConocoPhillips	10,900	714,277
Exxon Mobil Corp.	17,700	1,085,895
GlobalSantaFe Corp.	31,100	1,796,025
Halliburton Co.	22,000	1,632,620
Murphy Oil Corp.(b)	37,400	2,089,164
The Williams Cos., Inc.	53,000	1,238,080
		11,443,702
Entertainment & Leisure — 3.0%
News Corp., Inc., Cl. B(b)	186,800	3,769,624
The Walt Disney Co.	98,000	2,940,000
		6,709,624

	Number of Shares	Market Value
Financial Services — 2.7%
American Express Co.	43,100	$2,293,782
Franklin Resources, Inc.	4,700	408,007
The Goldman Sachs Group, Inc.	2,900	436,247
Merrill Lynch & Co., Inc.	41,900	2,914,564
		6,052,600
Foods — 2.2%
Kraft Foods, Inc. Cl. A(b)	45,500	1,405,950
Safeway, Inc.	80,000	2,080,000
Unilever PLC, Sponsored ADR (United Kingdom)(b)	66,780	1,505,221
		4,991,171
Forest Products & Paper — 0.7%
Weyerhaeuser Co.	23,400	1,456,650
Healthcare — 1.4%
Enzo Biochem, Inc.(a) (b)	55,980	844,178
GlaxoSmithKline PLC ADR (United Kingdom)	39,500	2,204,100
		3,048,278
Information Retrieval Services — 0.1%
Yahoo!, Inc.(a)	4,300	141,900
Insurance — 5.0%
American International Group, Inc.	26,600	1,570,730
Chubb Corp.	56,400	2,814,360
The Hartford Financial Services Group, Inc.	24,300	2,055,780
MGIC Investment Corp.	25,300	1,644,500
The PMI Group, Inc.	69,100	3,080,478
		11,165,848
Machinery & Components — 1.8%
Baker Hughes, Inc.	15,700	1,285,045
Caterpillar, Inc.	35,300	2,629,144
		3,914,189
Manufacturing — 0.7%
Applied Materials, Inc.	89,700	1,460,316
Medical Supplies — 0.8%
Agilent Technologies, Inc.(a)	52,600	1,660,056
Medtronic, Inc.	1,400	65,688
		1,725,744

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Metals & Mining — 1.5%
Alcoa, Inc.	67,100	$2,171,356
RTI International Metals, Inc.(a) (b)	19,310	1,078,270
		3,249,626
Pharmaceuticals — 6.6%
Abbott Laboratories	67,400	2,939,314
Amgen, Inc.(a)	11,600	756,668
Bentley Pharmaceuticals, Inc.(a) (b)	23,800	260,848
Eli Lilly & Co.	25,700	1,420,439
Johnson & Johnson	40,400	2,420,768
Novartis AG ADR (Switzerland)	27,800	1,498,976
Pfizer, Inc.	112,900	2,649,763
Wyeth	63,200	2,806,712
		14,753,488
Prepackaged Software — 1.1%
Microsoft Corp.	103,500	2,411,550
Retail — 2.2%
The Home Depot, Inc.	73,100	2,616,249
Wal-Mart Stores, Inc.	47,300	2,278,441
		4,894,690
Telephone Utilities — 1.2%
Sprint Nextel Corp.	6,400	127,936
Vodafone Group PLC, Sponsored ADR (United Kingdom)	120,700	2,570,910
		2,698,846
Toys, Games — 0.3%
Hasbro, Inc.	43,400	785,974
TOTAL COMMON STOCK (Cost $116,154,296)		130,278,113
PREFERRED STOCK — 0.1%
Automotive & Parts
General Motors Corp., Series B	5,200	96,200
TOTAL PREFERRED STOCK (Cost $94,676)		96,200
TOTAL EQUITIES (Cost $116,248,972)		130,374,313

	Principal Amount	Market Value
BONDS & NOTES — 35.3%
ASSET BACKED SECURITIES — 0.1%
Financial Services
Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A 5.693% 09/27/2032	$265,744	$266,325
TOTAL ASSET BACKED SECURITIES (Cost $267,239)		266,325
CORPORATE DEBT — 8.8%
Aerospace & Defense — 0.0%
DRS Technologies, Inc. 6.625% 02/01/2016	20,000	19,350
Automotive & Parts — 0.4%
DaimlerChrysler NA Holding 4.050% 06/04/2008	55,000	53,177
DaimlerChrysler NA Holding 5.875% 03/15/2011	100,000	98,365
DaimlerChrysler NA Holding 7.200% 09/01/2009	80,000	82,518
DaimlerChrysler NA Holding MTN 5.750% 05/18/2009	110,000	108,945
Ford Motor Co. 6.625% 10/01/2028	50,000	34,500
Ford Motor Co.(b) 7.450% 07/16/2031	150,000	108,375
General Motors Corp.(b) 8.375% 07/15/2033	470,000	378,350
General Motors Corp. EUR(d) 8.375% 07/05/2033	90,000	88,962
Visteon Corp. 8.250% 08/01/2010	40,000	37,400
		990,592
Banking, Savings & Loans — 1.3%
Aiful Corp.(c) 5.000% 08/10/2010	100,000	95,089
Bank of America Corp. 3.875% 01/15/2008	145,000	141,396
Bank of America Corp. 4.500% 08/01/2010	210,000	201,374
Bank One Corp. 2.625% 06/30/2008	545,000	514,472
CIT Group, Inc. 5.400% 03/07/2013	110,000	106,411

	Principal Amount	Market Value
Export-Import Bank of Korea(c) 5.250% 02/10/2014	$5,000	$4,756
Glitnir Banki HF(c) 6.693% 06/15/2016	140,000	139,199
International Finance Corp. 5.125% 05/02/2011	1,000,000	988,033
KeyBank NA 4.950% 09/15/2015	90,000	83,018
KeyBank NA 5.450% 03/03/2016	40,000	38,241
Rabobank Capital Fund II(c) 5.260% 12/31/2049	10,000	9,383
Rabobank Capital Funding Trust(c) 5.254% 12/31/2049	120,000	109,931
Resona Preferred Global Securities(c) 7.191% 12/31/2049	155,000	155,479
Shinsei Finance Cayman Ltd.(c) 6.418% 07/20/2049	100,000	93,918
SLM Corp. 4.490% 04/01/2009	20,000	19,208
Wachovia Capital Trust III 5.800% 03/15/2042	120,000	116,448
Wells Fargo & Co. 4.200% 01/15/2010	180,000	172,012
		2,988,368
Beverages — 0.1%
Anheuser-Busch Cos., Inc. 4.950% 01/15/2014	195,000	184,994
Broadcasting, Publishing & Printing — 0.4%
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	47,414
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,793
Clear Channel Communications, Inc. 5.500% 09/15/2014	150,000	135,796
Comcast Corp. 6.500% 01/15/2015	395,000	398,096
Cox Communications, Inc. 3.875% 10/01/2008	120,000	114,790
CSC Holdings, Inc. 7.625% 07/15/2018	25,000	24,750
Kabel Deutschland GMBH(c) 10.625% 07/01/2014	25,000	26,375

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Rogers Cable, Inc. 6.750% 03/15/2015	$20,000	$19,050
		776,064
Chemicals — 0.0%
Graham Packaging Co.(b) 9.875% 10/15/2014	15,000	14,850
Westlake Chemicals 6.625% 01/15/2016	10,000	9,237
		24,087
Commercial Services — 0.1%
Service Corp. International(c) 8.000% 06/15/2017	15,000	14,025
Waste Management, Inc. 6.375% 11/15/2012	175,000	178,525
Waste Management, Inc. 6.500% 11/15/2008	110,000	111,719
		304,269
Communications — 0.1%
Intelsat Bermuda Ltd.(c) 9.250% 06/15/2016	15,000	15,487
Intelsat Ltd. 6.500% 11/01/2013	30,000	22,800
SBC Communications, Inc.(b) 5.100% 09/15/2014	120,000	111,326
		149,613
Computer Software/Services — 0.0%
UGS Corp. 10.000% 06/01/2012	15,000	16,125
Computers & Office Equipment — 0.0%
Electronic Data Systems Corp. 7.125% 10/15/2009	10,000	10,327
Electric Utilities — 0.9%
AES Corp. 7.750% 03/01/2014	560,000	562,800
AES Corp. 8.875% 02/15/2011	10,000	10,500
The Cleveland Electric Illuminating Co. 5.650% 12/15/2013	40,000	38,774
Dominion Resources, Inc. 4.750% 12/15/2010	40,000	38,179
Dominion Resources, Inc. 5.700% 09/17/2012	165,000	161,461
Duke Energy Corp. 5.625% 11/30/2012	145,000	143,277
Duke Energy Corp. 6.250% 01/15/2012	80,000	81,378

	Principal Amount	Market Value
Exelon Corp. 5.625% 06/15/2035	$30,000	$26,317
FirstEnergy Corp., Series B 6.450% 11/15/2011	60,000	61,051
FirstEnergy Corp., Series C 7.375% 11/15/2031	315,000	337,948
Oncor Electric Delivery Co. 6.375% 01/15/2015	30,000	30,070
Pacific Gas & Electric Co. 6.050% 03/01/2034	210,000	198,201
TXU Corp., Series P(b) 5.550% 11/15/2014	40,000	36,281
TXU Corp., Series R 6.550% 11/15/2034	270,000	237,191
		1,963,428
Energy — 0.9%
Amerada Hess Corp. 7.300% 08/15/2031	330,000	349,703
Chesapeake Energy Corp. 6.500% 08/15/2017	20,000	18,250
Chesapeake Energy Corp. 7.625% 07/15/2013	5,000	5,031
Conoco Funding Co. 6.350% 10/15/2011	40,000	41,153
Conoco, Inc.(b) 6.950% 04/15/2029	185,000	201,307
ConocoPhillips Co. 4.750% 10/15/2012	150,000	142,665
Devon Energy Corp. 7.950% 04/15/2032	190,000	218,932
Dynegy Holdings, Inc. 8.750% 02/15/2012	20,000	20,300
El Paso Corp. MTN(b) 7.750% 01/15/2032	60,000	58,425
El Paso Corp. MTN 7.800% 08/01/2031	136,000	132,090
Kerr - McGee Corp. 7.875% 09/15/2031	280,000	316,046
Kinder Morgan Energy Partners LP 5.000% 12/15/2013	20,000	18,329
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	30,000	30,134
Kinder Morgan Energy Partners LP 6.750% 03/15/2011	40,000	40,863
Pemex Project Funding Master Trust(c) 6.625% 06/15/2035	70,000	63,350
Suburban Propane Partners 6.875% 12/15/2013	35,000	32,725

	Principal Amount	Market Value
Williams Cos., Inc. Series A 7.500% 01/15/2031	$290,000	$279,850
XTO Energy, Inc. 6.250% 04/15/2013	30,000	30,020
XTO Energy, Inc. 7.500% 04/15/2012	50,000	53,153
		2,052,326
Entertainment & Leisure — 0.0%
AMC Entertainment, Inc. 11.000% 02/01/2016	15,000	16,050
Financial Services — 2.4%
Anadarko Finance Co. 6.750% 05/01/2011	205,000	210,640
Banque Paribas - New York 6.875% 03/01/2009	170,000	174,795
Citigroup, Inc. 5.125% 02/14/2011	370,000	361,313
Deutsche Telekom International Finance BV 5.750% 03/23/2016	75,000	70,786
Devon Financing Corp. ULC 6.875% 09/30/2011	70,000	72,779
E*TRADE Financial Corp. 7.375% 09/15/2013	20,000	20,000
Ford Motor Credit Co. 7.375% 10/28/2009	610,000	563,968
Ford Motor Credit Co. 7.375% 02/01/2011	120,000	107,450
Ford Motor Credit Co.(c) 10.486% 06/15/2011	551,000	552,890
General Electric Capital Corp. 4.125% 09/01/2009	150,000	143,677
General Electric Capital Corp. 4.250% 01/15/2008	110,000	107,885
General Electric Capital Corp., Series A 5.589% 09/15/2014	380,000	381,785
General Motors Acceptance Corp. 5.125% 05/09/2008	40,000	38,320
General Motors Acceptance Corp.(b) 5.625% 05/15/2009	120,000	114,139
General Motors Acceptance Corp. 5.850% 01/14/2009	130,000	124,619
General Motors Acceptance Corp. 6.125% 08/28/2007	240,000	237,490

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
General Motors Acceptance Corp. 7.750% 01/19/2010	$140,000	$139,278
General Motors Acceptance Corp. MTN 4.375% 12/10/2007	90,000	86,329
General Motors Acceptance Corp. MTN 6.311% 11/30/2007	80,000	77,082
Goldman Sachs Group, Inc. 4.500% 06/15/2010	110,000	105,168
Goldman Sachs Group, Inc. 5.000% 01/15/2011	80,000	77,366
Household Finance Corp. Series MTN 4.125% 11/16/2009	375,000	356,912
Kaupthing Bank 0.000% 04/11/2011	320,000	320,111
Kaupthing Bank (Iceland)(c) 7.125% 05/19/2016	100,000	100,030
Lehman Brothers Holdings, Inc. 4.000% 01/22/2008	190,000	185,036
Morgan Stanley 3.625% 04/01/2008	310,000	300,011
MUFG Capital Finance 1 Ltd. 6.346% 07/29/2049	100,000	96,459
Sprint Capital Corp. 8.375% 03/15/2012	50,000	55,245
Telecom Italia Capital SA 4.950% 09/30/2014	120,000	107,431
Ventas Realty Corp. REIT 6.500% 06/01/2016	15,000	14,381
Ventas Realty Corp. REIT 7.125% 06/01/2015	10,000	10,000
Verizon Global Funding Corp. 7.375% 09/01/2012	60,000	63,777
		5,377,152
Forest Products & Paper — 0.2%
Weyerhaeuser Co. 6.750% 03/15/2012	385,000	393,339
Healthcare — 0.5%
DaVita, Inc. 7.250% 03/15/2015	50,000	48,000
HCA, Inc. 6.250% 02/15/2013	190,000	177,416

	Principal Amount	Market Value
HCA, Inc. 6.375% 01/15/2015	$320,000	$296,496
HCA, Inc. 7.500% 11/06/2033	20,000	18,280
HCA, Inc. 7.690% 06/15/2025	10,000	9,450
Tenet Healthcare Corp.(c) 9.500% 02/01/2015	526,000	516,795
Tenet Healthcare Corp. 9.875% 07/01/2014	30,000	30,000
		1,096,437
Industrial – Diversified — 0.4%
Jacuzzi Brands, Inc. 9.625% 07/01/2010	15,000	15,844
Tyco International Group SA 6.375% 10/15/2011	180,000	183,668
Tyco International Group SA 6.875% 01/15/2029	550,000	566,939
Tyco International Group SA 7.000% 06/15/2028	10,000	10,436
		776,887
Insurance — 0.0%
ASIF Global Financing(c) 4.900% 01/17/2013	50,000	47,383
Lodging — 0.0%
Boyd Gaming Corp. 7.125% 02/01/2016	15,000	14,494
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/2010	20,000	21,250
Station Casinos, Inc. 6.625% 03/15/2018	10,000	9,050
		44,794
Media – Broadcasting & Publishing — 0.3%
AOL Time Warner, Inc. 6.875% 05/01/2012	355,000	366,882
AOL Time Warner, Inc. 7.700% 05/01/2032	235,000	255,410
		622,292
Metals & Mining — 0.0%
Corporacion Nacional del Cobre(c) 4.750% 10/15/2014	100,000	91,387
Oil & Gas — 0.1%
El Paso Natural Gas Co. 8.375% 06/15/2032	168,000	178,689

	Principal Amount	Market Value
Pride International, Inc. 7.375% 07/15/2014	$10,000	$10,050
Western Oil Sands, Inc. 8.375% 05/01/2012	15,000	15,937
		204,676
Photography Equipment/Supplies — 0.2%
Eastman Kodak Co. 7.250% 11/15/2013	240,000	231,140
Eastman Kodak Co. MTN 3.625% 05/15/2008	140,000	132,397
		363,537
Prepackaged Software — 0.0%
Sungard Data Systems, Inc.(c) 10.250% 08/15/2015	15,000	15,506
Real Estate — 0.0%
Forest City Enterprises, Inc. 7.625% 06/01/2015	15,000	15,112
Telephone Utilities — 0.3%
BellSouth Corp. 4.750% 11/15/2012	10,000	9,272
British Telecom PLC 8.375% 12/15/2010	160,000	175,659
Cincinnati Bell, Inc. 7.000% 02/15/2015	25,000	23,562
Koninklijke KPN NV 8.000% 10/01/2010	180,000	190,922
Koninklijke KPN NV 8.375% 10/01/2030	125,000	134,192
Qwest Communications International, Inc. 7.500% 02/15/2014	20,000	19,500
U.S. West Communications, Inc. 5.625% 11/15/2008	30,000	29,250
Windstream Corp.(c) 8.625% 08/01/2016	10,000	10,225
		592,582
Tobacco — 0.2%
Altria Group, Inc. 7.000% 11/04/2013	325,000	342,875
Philip Morris Cos., Inc. 7.750% 01/15/2027	10,000	11,221
		354,096
Transportation — 0.0%
OMI Corp. 7.625% 12/01/2013	50,000	49,875
TOTAL CORPORATE DEBT (Cost $20,002,651)		19,540,648

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Collateralized Mortgage Obligations
Financial Services — 4.0%
Amresco Residential Securities Mortgage Loan Trust, Series 1997-3, Class M1A 5.878% 09/25/2027	$64,181	$64,187
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6 3.513% 06/25/2034	400,000	379,007
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A 5.429% 12/15/2035	615,119	616,368
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF(c) 5.723% 09/25/2035	755,511	758,427
CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1, Class A2(c) 7.000% 06/02/2033	127,400	128,023
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2 5.723% 12/25/2032	597,041	599,653
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A 5.543% 07/25/2030	340,045	340,735
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	300,000	282,108
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A 5.450% 04/25/2036	188,790	187,513
Impac Secured Assets Corp., Series 2005-2, Class A1 5.643% 03/25/2036	736,551	738,118

	Principal Amount	Market Value
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2 5.099% 09/25/2035	$166,251	$154,850
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	600,000	557,396
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 5.490% 12/27/2019	605,236	604,764
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	210,000	193,316
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	200,000	187,779
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2040	200,000	186,921
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X, IO(c) 1.637% 05/28/2040	2,574,927	113,400
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 1A3(c) 7.000% 08/25/2034	348,149	352,935
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 6.475% 05/25/2029	292,992	296,407
MSDWCC Heloc Trust, Series 2005-1, Class A 5.513% 07/25/2017	658,744	659,773
Mutual Fund Fee Trust, Series 2000-3 9.070% 07/01/2008	663,388	93,597
Option One Mortgage Loan Trust, Series 2003-3, Class A1 5.613% 06/25/2033	377,989	380,115

	Principal Amount	Market Value
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Cl. A11 5.642% 08/25/2032	$23,908	$23,919
Residential Asset Mortgage Products, Inc., Series 2004-RP1, Cl. A2A(c) 5.623% 11/25/2042	143,639	143,664
UCFC Home Equity Loan, Series 1998-D, Cl. MF1 6.905% 04/15/2030	118,943	118,600
Wachovia Mortgage Loan Trust LLC, Series 2005-WMC1, Class A1 5.433% 10/25/2035	367,801	367,849
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	236,349	237,438
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,118,219)		8,766,862
SOVEREIGN DEBT OBLIGATIONS — 1.7%
Canada Government CAD(d) 4.000% 12/01/2031	239,006	306,826
Queensland Treasury Corp. AUD(d) 6.000% 06/14/2011	620,000	462,702
Republic of Brazil 8.000% 01/15/2018	310,000	327,670
Republic of Brazil 8.875% 04/15/2024	14,000	15,519
Republic of Brazil 10.125% 05/15/2027	75,000	93,187
Republic of Brazil 11.000% 08/17/2040	217,000	269,080
Republic of Brazil 12.250% 03/06/2030	29,000	42,557
Republic of Colombia 8.125% 05/21/2024	32,000	32,400
Republic of Colombia 11.750% 02/25/2020	64,000	84,160
Republic of Panama 7.125% 01/29/2026	105,000	101,325
Russian Federation 5.000% 03/31/2030	905,000	963,192
United Mexican States 7.500% 04/08/2033	337,000	358,063

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
United Mexican States 8.300% 08/15/2031	$120,000	$138,600
United Mexican States 11.500% 05/15/2026	340,000	501,500
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,524,844)		3,696,781
U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.9%
Federal Home Loan Bank — 0.1%
Federal Home Loan Bank 4.625% 02/18/2011	120,000	116,256
Federal Home Loan Bank 5.125% 06/18/2008	110,000	109,158
		225,414
Federal Home Loan Mortgage Corporation (FHLMC) — 1.5%
Pass-Through Securities
FHLMC 4.125% 10/18/2010	50,000	47,441
FHLMC 4.650% 10/10/2013	760,000	712,874
FHLMC 4.750% 01/18/2011	130,000	126,226
FHLMC 5.000% 08/01/2020- 10/01/2035	1,953,702	1,865,821
FHLMC 5.250% 02/24/2011	500,000	492,423
FHLMC 5.625% 11/23/2035	140,000	129,232
FHLMC 6.750% 09/15/2029	100,000	114,346
Total Pass-Through Securities		3,488,363
Federal National Mortgage Association (FNMA) — 13.4%
Pass-Through Securities
FNMA 4.500% 09/01/2035	294,748	267,024
FNMA 4.610% 10/10/2013	760,000	711,407
FNMA 5.000% 11/01/2020- 02/01/2036	21,148,650	19,824,837
FNMA 5.200% 11/08/2010	210,000	206,334
FNMA 5.500% 02/01/2021- 09/01/2035	3,587,763	3,507,447
FNMA 5.625% 05/19/2011	340,000	338,507

	Principal Amount	Market Value
FNMA 6.000% 08/01/2031- 01/01/2036	$3,542,319	$3,489,997
FNMA 6.162% 11/01/2035	287,772	294,951
FNMA 6.166% 11/01/2035	388,345	398,039
FNMA 6.167% 11/01/2035	192,480	197,289
FNMA 6.500% 12/01/2034	246,676	248,796
FNMA 6.625% 09/15/2009	190,000	196,424
Total Pass-Through Securities		29,681,052
Government National Mortgage Association (GNMA) — 2.9%
Pass-Through Securities
GNMA 5.000% 05/15/2034- 09/15/2035	4,358,348	4,132,196
GNMA 6.000% 01/15/2032- 01/15/2036	2,181,535	2,166,765
GNMA 6.500% 10/15/2032	84,727	86,024
Total Pass-Through Securities		6,384,985
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $41,133,912)		39,779,814
U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds — 2.0%
U.S. Treasury Bond(b) 6.250% 08/15/2023	190,000	209,594
U.S. Treasury Inflation Index 2.000% 01/15/2026	690,159	631,496
U.S. Treasury Inflation Index 2.375% 01/15/2025	1,581,646	1,539,140
U.S. Treasury Inflation Index 3.875% 04/15/2029	1,691,011	2,092,626
		4,472,856
U.S. Treasury Notes — 0.8%
U.S. Treasury Inflation Index 2.000% 01/15/2014	719,539	694,467
U.S. Treasury Inflation Index 2.000% 01/15/2016	60,896	58,175
U.S. Treasury Note 3.125% 05/15/2007	10,000	9,816
U.S. Treasury Note(b) 4.375% 11/15/2008	60,000	58,973

	Principal Amount	Market Value
U.S. Treasury Note 4.500% 02/15/2009	$70,000	$68,895
U.S. Treasury Note(b) 4.500% 02/15/2016	180,000	171,281
U.S. Treasury Note(b) 5.125% 05/15/2016	720,000	719,212
		1,780,819
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,481,983)		6,253,675
TOTAL BONDS & NOTES (Cost $80,528,848)		78,304,105
OPTIONS — 0.0%
90 Day Eurodollar Futures, December 2006 Call, Expires 12/18/2006, Strike 94.5	70,000	7,525
90 Day Eurodollar Futures, September 2006 Call, Expires 9/18/2006, Strike 94.5	57,500	3,450
Eurodollar Future Options, September 2006 Call, Expires 9/18/2006, Strike 96	130,000	54,600
U.S. Bond Future Options, September 2006 Call, Expires 8/25/2006, Strike 108	2,000	1,188
TOTAL OPTIONS (Cost $187,650)		66,763
TOTAL LONG TERM INVESTMENTS (Cost $196,965,470)		208,745,181
SHORT-TERM INVESTMENTS — 12.2%
Cash Equivalents — 6.4%(f)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	155,295	155,295
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	155,295	155,295
American Beacon Money Market Fund(e)	158,388	158,388
Bank of America 5.270% 07/14/2006	310,593	310,593
Bank of America 5.310% 03/08/2007	310,593	310,593

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	$310,593	$310,593
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	310,593	310,593
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	465,889	465,889
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	559,067	559,067
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	310,593	310,593
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	310,593	310,593
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	776,482	776,482
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	403,771	403,771
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	247,228	247,228
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	372,711	372,711
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	310,593	310,593
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	310,593	310,593
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	310,593	310,593
Freddie Mac Discount Note 5.191% 07/25/2006	185,357	185,357
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	217,415	217,415
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	310,593	310,593
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	1,087,075	1,087,075

	Principal Amount	Market Value
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	$368,739	$368,739
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	310,593	310,593
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	310,593	310,593
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	403,771	403,771
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	465,889	465,889
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	1,041,264	1,041,264
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	528,008	528,008
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	869,660	869,660
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	465,889	465,889
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	465,889	465,889
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	310,593	310,593
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	310,593	310,593
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	155,296	155,296
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	310,593	310,593
		14,207,273
Commercial Paper — 0.4%
Toyota Motor Credit Co 5.020% 07/06/2006	900,000	899,246
Discount Notes — 0.1%
FNMA 4.960% 09/25/2006	190,000	187,723

	Principal Amount	Market Value
Repurchase Agreement — 5.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(g)	$11,400,997	$11,400,996
Time Deposit — 0.1%
Deutshe Bank AG CD 5.37% 07/03/2006	300,000	300,000
Sovereign Debt Obligations — 0.0%
Canada T-Bill 4.860% 09/20/2006	100,000	98,893
TOTAL SHORT-TERM INVESTMENTS (Cost $27,094,131)		27,094,131
TOTAL INVESTMENTS — 106.3% (Cost $224,059,601)(h)		235,839,312
Other Assets/ (Liabilities) — (6.3%)		(14,048,177)
NET ASSETS — 100.0%		$221,791,135

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GDR - Global Depository Receipt

JPY - Japanese Yen

MTN - Medium Term Note

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $5,146,674 or 2.3% of net assets.

(d)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)  Amount represents shares owned of the fund.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $11,404,559. Collaterized by a U.S. Government Agency obligation with a rate of 4.289%, maturity date of 07/01/2018, and an aggregate market value, including accrued interest, of $11,971,046.

(h)  See Note 6 for aggregrate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.6%
COMMON STOCK
Advertising — 0.3%
Interpublic Group of Companies, Inc.(a) (b)	117,700	$982,795
Aerospace & Defense — 1.7%
Boeing Co.	25,000	2,047,750
Goodrich Corp.	33,900	1,365,831
Northrop Grumman Corp.	50,200	3,215,812
		6,629,393
Apparel, Textiles & Shoes — 0.6%
Jones Apparel Group, Inc.	21,300	677,127
Limited Brands	61,800	1,581,462
		2,258,589
Automotive & Parts — 2.5%
American Axle & Manufacturing Holdings, Inc.(b)	14,591	249,652
Autoliv, Inc.	39,400	2,228,858
BorgWarner, Inc.	27,100	1,764,210
DaimlerChrysler AG(b)	37,600	1,855,936
Lear Corp.(b)	10,650	236,536
Magna International, Inc. Cl. A(b)	25,000	1,799,250
Toyota Motor Corp., Sponsored ADR (Japan)	16,500	1,725,735
		9,860,177
Banking, Savings & Loans — 15.7%
Bank of America Corp.	288,000	13,852,800
Bank of New York Co., Inc. (The)	107,100	3,448,620
Comerica, Inc.	45,000	2,339,550
Fannie Mae	97,000	4,665,700
Freddie Mac	71,100	4,053,411
JP Morgan Chase & Co.	263,488	11,066,496
KeyCorp(b)	43,000	1,534,240
Mellon Financial Corp.	24,500	843,535
National City Corp.	88,800	3,213,672
Regions Financial Corp.	74,100	2,454,192
SunTrust Banks, Inc.	24,500	1,868,370
U.S. Bancorp	74,300	2,294,384
Wachovia Corp.	71,900	3,888,352
Washington Mutual, Inc.	54,500	2,484,110
Wells Fargo & Co.	44,600	2,991,768
		60,999,200

	Number of Shares	Market Value
Beverages — 1.3%
The Coca-Cola Co.	80,600	$3,467,412
PepsiCo, Inc.	27,200	1,633,088
		5,100,500
Broadcasting, Publishing & Printing — 4.1%
CBS Corp. Cl. B	100,850	2,727,992
Comcast Corp. Cl. A(a) (b)	125,500	4,108,870
Gannett Co., Inc.	9,800	548,114
Liberty Media Holding Corp. Capital Cl. A(a)	2,400	201,048
Liberty Media Holding Corp. Interactive Cl. A(a)	12,000	207,120
Time Warner, Inc.	307,125	5,313,263
Viacom, Inc. Cl. B(a)	81,850	2,933,504
		16,039,911
Building Materials & Construction — 0.2%
Masco Corp.(b)	23,100	684,684
Chemicals — 1.4%
Arkema, Sponsored ADR (France)(a)	445	17,360
Du Pont (E.I.) de Nemours & Co.	29,900	1,243,840
Hercules, Inc.(a)	32,500	495,950
The Lubrizol Corp.	33,400	1,330,990
PPG Industries, Inc.	35,000	2,310,000
		5,398,140
Communications — 1.8%
ADC Telecommunications, Inc.(a)	35,200	593,472
American Tower Corp. Cl. A(a)	31,000	964,720
Crown Castle International Corp.(a)	67,000	2,314,180
Nokia Oyj Sponsored ADR (Finland)	72,600	1,470,876
Tellabs, Inc.(a)	111,800	1,488,058
		6,831,306
Computer Programming Services — 0.3%
Ceridian Corp.(a)	39,500	965,380
Computers & Information — 1.1%
Cisco Systems, Inc.(a)	41,400	808,542
International Business Machines Corp.	22,400	1,720,768
Solectron Corp.(a)	287,375	982,823
Tech Data Corp.(a)	17,200	658,932
		4,171,065

	Number of Shares	Market Value
Computers & Office Equipment — 1.9%
Electronic Data Systems Corp.	90,300	$2,172,618
Hewlett-Packard Co.	167,152	5,295,375
		7,467,993
Containers — 0.7%
Crown Holdings, Inc.(a)	50,400	784,728
Owens-Illinois, Inc.(a)	64,000	1,072,640
Smurfit-Stone Container Corp.(a)	90,800	993,352
		2,850,720
Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	37,600	2,252,240
Kimberly-Clark Corp.	37,300	2,301,410
The Procter & Gamble Co.	94,900	5,276,440
		9,830,090
Electric Utilities — 3.1%
Alliant Energy Corp.	9,700	332,710
American Electric Power Co., Inc.	81,000	2,774,250
Constellation Energy Group, Inc.	32,300	1,760,996
Dominion Resources, Inc.	42,600	3,186,054
Entergy Corp.	30,700	2,172,025
Northeast Utilities(b)	40,600	839,202
Pinnacle West Capital Corp.	20,700	826,137
		11,891,374
Electrical Equipment & Electronics — 3.5%
Agere Systems, Inc.(a)	71,100	1,045,170
Arrow Electronics, Inc.(a)	34,100	1,098,020
Celestica, Inc.(a)	72,500	691,650
Celestica, Inc.(a)	13,200	125,928
Flextronics International Ltd.(a)	92,200	979,164
General Electric Co.	248,300	8,183,968
Hubbell, Inc. Cl. B	16,300	776,695
Sanmina-SCI Corp.(a)	154,500	710,700
		13,611,295
Energy — 12.1%
BP PLC, Sponsored ADR (United Kingdom)	21,100	1,468,771
Chevron Corp.	86,200	5,349,572
ConocoPhillips	75,300	4,934,409
Diamond Offshore Drilling, Inc.(b)	18,000	1,510,740
ENSCO International, Inc.	26,800	1,233,336

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Exxon Mobil Corp.	352,100	$21,601,335
GlobalSantaFe Corp.	28,400	1,640,100
Marathon Oil Corp.	42,700	3,556,910
Noble Corp.	19,600	1,458,632
Occidental Petroleum Corp.	7,200	738,360
Rowan Companies, Inc.	33,500	1,192,265
Total SA Sponsored ADR (France)	31,400	2,057,328
Xcel Energy, Inc.	19,900	381,682
		47,123,440
Entertainment & Leisure — 0.5%
The Walt Disney Co.	63,700	1,911,000
Financial Services — 8.7%
Ameriprise Financial, Inc.	25,900	1,156,953
Citigroup, Inc.(b)	353,100	17,033,544
Countrywide Financial Corp.	47,600	1,812,608
The Goldman Sachs Group, Inc.	9,100	1,368,913
Huntington Bancshares, Inc.(b)	89,100	2,100,978
Lehman Brothers Holdings, Inc.	24,000	1,563,600
Merrill Lynch & Co., Inc.	83,800	5,829,128
Morgan Stanley	23,900	1,510,719
PNC Financial Services Group, Inc.	10,000	701,700
Waddell & Reed Financial, Inc. Cl. A	40,600	834,736
		33,912,879
Foods — 3.7%
Archer-Daniels-Midland Co.	72,700	3,001,056
Bunge Ltd.(b)	10,500	527,625
ConAgra Foods, Inc.	78,000	1,724,580
Del Monte Foods Co.	47,600	534,548
General Mills, Inc.	47,700	2,464,182
Kellogg Co.	45,500	2,203,565
The Kroger Co.	101,200	2,212,232
Safeway, Inc.(b)	64,800	1,684,800
		14,352,588
Forest Products & Paper — 0.2%
Sonoco Products Co.	27,400	867,210
Healthcare — 0.4%
GlaxoSmithKline PLC ADR (United Kingdom)	18,700	1,043,460
Tenet Healthcare Corp.(a) (b)	76,700	535,366
		1,578,826
Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	17,600	439,648

	Number of Shares	Market Value
Household Products — 0.9%
The Clorox Co.	31,400	$1,914,458
Newell Rubbermaid, Inc.	56,700	1,464,561
		3,379,019
Industrial – Diversified — 1.9%
Cooper Industries Ltd. Cl. A	17,200	1,598,224
Eaton Corp.	23,600	1,779,440
SPX Corp.	29,400	1,644,930
Textron, Inc.	21,000	1,935,780
Tyco International Ltd.	17,200	473,000
		7,431,374
Insurance — 9.3%
ACE Ltd.	18,000	910,620
Allstate Corp.	29,400	1,609,062
American International Group, Inc.	144,100	8,509,105
Chubb Corp.	32,400	1,616,760
Genworth Financial, Inc. Cl. A	72,400	2,522,416
The Hartford Financial Services Group, Inc.	36,600	3,096,360
MBIA, Inc.(b)	20,000	1,171,000
Metlife, Inc.(b)	62,975	3,224,950
MGIC Investment Corp.	13,700	890,500
Old Republic International Corp.	53,400	1,141,158
PartnerRe Ltd.(b)	18,100	1,159,305
Prudential Financial, Inc.	18,100	1,406,370
RenaissanceRe Holdings Ltd.	21,000	1,017,660
St. Paul Travelers Cos.	79,424	3,540,722
Torchmark Corp.	17,500	1,062,600
UnumProvident Corp.	78,600	1,425,018
XL Capital Ltd. Cl. A	29,700	1,820,610
		36,124,216
Metals & Mining — 0.9%
Alcoa, Inc.	10,300	333,308
Crane Co.	16,500	686,400
United States Steel Corp.	33,900	2,377,068
		3,396,776
Pharmaceuticals — 5.3%
Abbott Laboratories	4,800	209,328
AmerisourceBergen Corp.	34,700	1,454,624
Eli Lilly & Co.	35,200	1,945,504
Merck & Co., Inc.	139,100	5,067,413
Pfizer, Inc.	472,200	11,082,534
Wyeth	19,300	857,113
		20,616,516
Prepackaged Software — 0.4%
Microsoft Corp.	70,100	1,633,330

	Number of Shares	Market Value
Restaurants — 1.1%
McDonald's Corp.	128,200	$4,307,520
Retail — 0.8%
Office Depot, Inc.(a)	60,700	2,306,600
Target Corp.	19,700	962,739
		3,269,339
Telephone Utilities — 6.0%
AT&T, Inc.	313,000	8,729,570
BellSouth Corp.	100,310	3,631,222
Embarq Corp.(a)	7,012	287,422
Sprint Nextel Corp.	140,250	2,803,598
Verizon Communications, Inc.	238,900	8,000,761
		23,452,573
Tobacco — 2.2%
Altria Group, Inc.	98,200	7,210,826
UST, Inc.(b)	27,900	1,260,801
		8,471,627
Toys, Games — 0.2%
Mattel, Inc.	47,100	777,621
Transportation — 1.2%
CSX Corp.	30,400	2,141,376
Norfolk Southern Corp.	45,500	2,421,510
		4,562,886
TOTAL EQUITIES (Cost $336,804,117)		383,181,000
	Principal Amount
SHORT-TERM INVESTMENTS — 5.7%
Cash Equivalents — 4.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$189,359	189,358
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	189,359	189,359
American Beacon Money Market Fund(c)	193,130	193,130
Bank of America 5.270% 07/14/2006	378,718	378,718
Bank of America 5.310% 03/08/2007	378,718	378,718
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	378,718	378,718
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	378,718	378,718

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	$568,077	$568,077
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	681,692	681,692
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	378,718	378,718
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	378,718	378,718
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	946,795	946,795
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	492,333	492,333
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	301,454	301,454
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	454,461	454,461
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	378,718	378,718
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	378,718	378,718
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	378,718	378,718
Freddie Mac Discount Note 5.191% 07/25/2006	226,012	226,012
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	265,102	265,102
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	378,718	378,718
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	1,325,513	1,325,513
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	449,618	449,618
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	378,718	378,718

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	$378,718	$378,718
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	492,333	492,333
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	568,077	568,077
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	1,269,654	1,269,654
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	643,820	643,820
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	1,060,410	1,060,410
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	568,077	568,077
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	568,077	568,077
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	378,718	378,718
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	378,718	378,718
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	189,359	189,359
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	378,718	378,718
		17,323,481
Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	4,933,773	4,933,773
TOTAL SHORT-TERM INVESTMENTS (Cost $22,257,254)		22,257,254
TOTAL INVESTMENTS — 104.3% (Cost $359,061,371)(f)		405,438,254
Other Assets/ (Liabilities) — (4.3%)		(16,623,545)
NET ASSETS — 100.0%		$388,814,709

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $4,935,315. Collateralized by a U.S. Government Agency obligation with a rate of 4.318%, maturity date of 07/01/2033, and aggregate market value, including accrued interest, of $5,180,461.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK
Aerospace & Defense — 4.5%
General Dynamics Corp.	400,800	$26,236,368
Goodrich Corp.	261,100	10,519,719
Lockheed Martin Corp.	186,700	13,393,858
		50,149,945
Air Transportation — 2.3%
AMR Corp.(a)	221,900	5,640,698
Southwest Airlines Co.	1,198,900	19,625,993
		25,266,691
Apparel, Textiles & Shoes — 0.9%
Nike, Inc. Cl. B	129,800	10,513,800
Banking, Savings & Loans — 13.4%
Bank of America Corp.	773,100	37,186,110
Golden West Financial Corp.	440,200	32,662,840
JP Morgan Chase & Co.	713,236	29,955,912
National City Corp.	296,300	10,723,097
SunTrust Banks, Inc.	131,300	10,012,938
U.S. Bancorp	323,400	9,986,592
Washington Mutual, Inc.(b)	110,400	5,032,032
Wells Fargo & Co.	228,900	15,354,612
		150,914,133
Beverages — 1.5%
PepsiCo, Inc.	281,500	16,901,260
Broadcasting, Publishing & Printing — 3.3%
Comcast Corp. Cl. A(a) (b)	466,200	15,263,388
Gannett Co., Inc.	103,400	5,783,162
Time Warner, Inc.	893,800	15,462,740
		36,509,290
Chemicals — 2.3%
Dow Chemical Co.	316,300	12,345,189
Du Pont (E.I.) de Nemours & Co.	324,100	13,482,560
		25,827,749
Communications Equipment — 1.0%
Motorola, Inc.	583,200	11,751,480
Computer Integrated Systems Design — 0.9%
Sun Microsystems, Inc.(a)	2,433,700	10,099,855

	Number of Shares	Market Value
Computers & Information — 1.9%
Cisco Systems, Inc.(a)	544,700	$10,637,991
EMC Corp.(a)	921,500	10,108,855
		20,746,846
Computers & Office Equipment — 1.5%
Hewlett-Packard Co.	211,900	6,712,992
Pitney Bowes, Inc.	245,500	10,139,150
		16,852,142
Cosmetics & Personal Care — 0.9%
Kimberly-Clark Corp.	171,400	10,575,380
Electric Utilities — 5.4%
Dominion Resources, Inc.	167,850	12,553,502
Entergy Corp.	64,600	4,570,450
Exelon Corp.(b)	270,900	15,395,247
FPL Group, Inc.(b)	210,800	8,722,904
SCANA Corp.	235,900	9,101,022
TXU Corp.	171,300	10,242,027
		60,585,152
Electrical Equipment & Electronics — 1.5%
General Electric Co.(b)	506,100	16,681,056
Energy — 11.0%
ConocoPhillips	378,400	24,796,552
Exxon Mobil Corp.	794,500	48,742,575
GlobalSantaFe Corp.	262,500	15,159,375
Occidental Petroleum Corp.	308,900	31,677,695
XTO Energy, Inc.	67,500	2,988,225
		123,364,422
Financial Services — 8.0%
Citigroup, Inc.	849,400	40,975,056
The Goldman Sachs Group, Inc.	183,700	27,633,991
Merrill Lynch & Co., Inc.	141,400	9,835,784
PNC Financial Services Group, Inc.	162,900	11,430,693
		89,875,524
Foods — 3.2%
Campbell Soup Co.	271,400	10,071,654
Kellogg Co.	245,600	11,894,408
Safeway, Inc.(b)	517,900	13,465,400
		35,431,462
Insurance — 8.4%
ACE Ltd.	179,800	9,096,082
Aetna, Inc.	294,600	11,763,378
Allstate Corp.	201,300	11,017,149

	Number of Shares	Market Value
American International Group, Inc.	280,800	$16,581,240
Chubb Corp.	349,700	17,450,030
WellPoint, Inc.(a)	396,900	28,882,413
		94,790,292
Lodging — 1.8%
Host Hotels & Resorts, Inc.(b)	948,443	20,742,448
Machinery & Components — 1.9%
Caterpillar, Inc.	293,500	21,859,880
Manufacturing — 1.8%
American Standard Cos., Inc.	254,000	10,990,580
Applied Materials, Inc.	575,100	9,362,628
		20,353,208
Medical Supplies — 2.9%
Baxter International, Inc.	358,500	13,178,460
Beckman Coulter, Inc.	144,900	8,049,195
Boston Scientific Corp.(a)	653,000	10,996,520
		32,224,175
Metals & Mining — 3.4%
Alcoa, Inc.	616,800	19,959,648
Cameco Corp.(b)	276,400	11,047,708
Precision Castparts Corp.	129,100	7,715,016
		38,722,372
Pharmaceuticals — 3.9%
Abbott Laboratories(a)	252,100	10,994,081
Pfizer, Inc.	513,620	12,054,661
Wyeth	472,000	20,961,520
		44,010,262
Restaurants — 0.9%
McDonald's Corp.	294,000	9,878,400
Retail — 4.5%
CVS Corp.	1,259,300	38,660,510
Federated Department Stores, Inc.	315,000	11,529,000
		50,189,510
Telephone Utilities — 5.2%
AT&T, Inc.	1,094,128	30,515,230
BellSouth Corp.	377,900	13,679,980
Embarq Corp.(a)	31,500	1,291,185
Sprint Nextel Corp.	647,100	12,935,529
		58,421,924

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 1.0%
United Parcel Service, Inc. Cl. B	138,400	$11,394,472
TOTAL EQUITIES (Cost $954,205,225)		1,114,633,130
	Principal Amount
SHORT-TERM INVESTMENTS — 5.4%
Cash Equivalents — 4.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$508,037	508,037
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	508,038	508,038
American Beacon Money Market Fund(c)	518,156	518,156
Bank of America 5.270% 07/14/2006	1,016,077	1,016,077
Bank of America 5.310% 03/08/2007	1,016,077	1,016,077
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	1,016,077	1,016,077
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	1,016,077	1,016,077
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	1,524,115	1,524,115
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	1,828,938	1,828,938
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	1,016,077	1,016,077
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	1,016,077	1,016,077
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	2,540,192	2,540,192
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	1,320,900	1,320,900
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	808,784	808,784

	Principal Amount	Market Value
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	$1,219,292	$1,219,292
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	1,016,077	1,016,077
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	1,016,077	1,016,077
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	1,016,077	1,016,077
Freddie Mac Discount Note 5.191% 07/25/2006	606,378	606,378
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	711,254	711,254
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	1,016,077	1,016,077
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	3,556,269	3,556,269
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	1,206,298	1,206,298
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	1,016,077	1,016,077
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	1,016,077	1,016,077
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	1,320,900	1,320,900
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	1,524,115	1,524,115
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	3,406,404	3,406,404
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	1,727,331	1,727,331
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	2,845,015	2,845,015
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	1,524,115	1,524,115

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	$1,524,115	$1,524,115
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	1,016,077	1,016,077
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	1,016,077	1,016,077
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	508,038	508,038
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	1,016,077	1,016,077
		46,477,839
Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	14,022,791	14,022,791
TOTAL SHORT-TERM INVESTMENTS (Cost $60,500,630)		60,500,630
TOTAL INVESTMENTS — 104.6% (Cost $1,014,705,855)(f)		1,175,133,760
Other Assets/ (Liabilities) — (4.6%)		(51,326,324)
NET ASSETS — 100.0%		$1,123,807,436

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $14,027,173. Collateralized by U.S. Government Agency obligations with a rate of 4.42%, and aggregate market value, including accrued interest, of $14,723,930.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.1%
COMMON STOCK
Advertising — 0.2%
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	5,000	$104,800
Lamar Advertising Co.(a)	2,450	131,957
		236,757
Aerospace & Defense — 5.2%
European Aeronautic Defense and Space Co.(b)	4,100	116,739
General Dynamics Corp.	4,800	314,208
Goodrich Corp.	5,600	225,624
Honeywell International, Inc.	97,100	3,913,130
Raytheon Co.	5,100	227,307
Rockwell Collins, Inc.	3,000	167,610
United Technologies Corp.	3,150	199,773
		5,164,391
Air Transportation — 0.8%
ACE Aviation Holdings, Inc. Cl. A(a)	3,200	89,737
Airtran Holdings, Inc.(a) (b)	11,800	175,348
Grupo Aeroportuario del Pacifico SA de CV ADR (Mexico)	2,600	82,810
JetBlue Airways Corp.(a) (b)	9,050	109,867
Southwest Airlines Co.	11,700	191,529
UAL Corp.(a) (b)	3,700	114,774
		764,065
Apparel, Textiles & Shoes — 0.6%
Casual Male Retail Group, Inc.(a)	5,400	54,270
Deckers Outdoor Corp.(a) (b)	5,150	198,584
Eddie Bauer Holdings, Inc.(a)	3,300	37,950
The Gymboree Corp.(a)	4,200	145,992
Too, Inc.	2,700	103,653
VF Corp.	800	54,336
		594,785
Automotive & Parts — 0.5%
General Motors Corp.(b)	10,800	321,732
Hyundai Motor Co.	1,150	98,084
Renault SA	300	31,941
Tenneco, Inc.(a)	3,000	78,000
		529,757
Banking, Savings & Loans — 9.7%
Bank of America Corp.	42,458	2,042,230
Bank of China Ltd.-H(a)	76,000	34,491

	Number of Shares	Market Value
Capital One Financial Corp.	4,500	$384,525
Fannie Mae	19,850	954,785
Freddie Mac	5,500	313,555
Golden West Financial Corp.	2,000	148,400
Hudson City Bancorp, Inc.	17,500	233,275
Investors Financial Services Corp.	4,200	188,580
JP Morgan Chase & Co.	56,656	2,379,552
Kookmin Bank Sponsored ADR (Korea)	3,000	249,180
Mizuho Financial Group, Inc.	23	195,379
Standard Chartered PLC	4,100	99,082
State Street Corp.	8,050	467,624
UBS AG	2,600	285,220
UCBH Holdings, Inc.	12,948	214,160
W Holding Co., Inc.(b)	2,385	15,860
Wachovia Corp.	16,357	884,587
Wells Fargo & Co.	6,600	442,728
		9,533,213
Beverages — 0.5%
The Coca-Cola Co.	8,500	365,670
Diageo PLC Sponsored ADR (United Kingdom)	1,650	111,457
		477,127
Broadcasting, Publishing & Printing — 1.6%
CBS Corp. Cl. B	4,239	114,665
Clear Channel Communications, Inc.	7,850	242,957
Comcast Corp. Cl. A(a)	15,200	497,648
Time Warner, Inc.	17,650	305,345
Univision Communications, Inc. Cl. A(a)	9,800	328,300
Viacom, Inc. Cl. B(a)	3,339	119,670
		1,608,585
Building Materials & Construction — 0.8%
Chemed Corp.	2,300	125,419
Interline Brands, Inc.(a)	6,000	140,280
Masco Corp.	18,400	545,376
		811,075
Chemicals — 2.0%
Chemtura Corp.	15,200	141,968
Cytec Industries, Inc.(b)	4,100	220,006
Du Pont (E.I.) de Nemours & Co.	19,000	790,400
Georgia Gulf Corp.	3,750	93,825
Lyondell Chemical Co.	7,805	176,861
Nova Chemicals Corp.	1,700	48,943

	Number of Shares	Market Value
Nova Chemicals Corp. (CAD)(c)	4,050	$116,891
Praxair, Inc.	7,800	421,200
		2,010,094
Commercial Services — 3.9%
ABB Ltd. Sponsored ADR (Switzerland)	13,800	178,848
Allied Waste Industries, Inc.(a) (b)	9,400	106,784
Apollo Group, Inc. Cl. A(a) (b)	4,400	227,348
The Brink's Co.	5,750	324,357
Cendant Corp.	17,700	288,333
Cintas Corp.	3,600	143,136
Dycom Industries, Inc.(a)	9,900	210,771
eBay, Inc.(a)	3,800	111,302
Ecolab, Inc.(b)	9,100	369,278
Fluor Corp.	5,900	548,287
Jacobs Engineering Group, Inc.(a)	3,050	242,902
MasterCard, Inc. Cl. A(a)	2,100	100,800
Paychex, Inc.	3,200	124,736
PerkinElmer, Inc.	5,400	112,860
Robert Half International, Inc.(b)	9,470	397,740
Service Corp. International	19,900	161,986
Smiths Group PLC	11,600	189,304
		3,838,772
Communications — 1.4%
Alcatel SA Sponsored ADR (France)(a)	14,300	180,323
American Tower Corp. Cl. A(a) (b)	12,750	396,780
L-3 Communications Holdings, Inc.	1,400	105,588
Lucent Technologies, Inc.(a)	51,100	123,662
Nokia Oyj Sponsored ADR (Finland)	17,600	356,576
Nortel Networks Corp.(a)	60,200	134,848
Nortel Networks Corp. CAD(a) (c)	18,200	40,634
		1,338,411
Communications Equipment — 0.1%
Motorola, Inc.	4,200	84,630
Computer Integrated Systems Design — 0.1%
Teradyne, Inc.(a) (b)	8,800	122,584

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Programming Services — 0.1%
Infosys Technologies Ltd. Sponsored ADR (India)(b)	1,400	$106,974
Computers & Information — 0.9%
Comverse Technology, Inc.(a) (b)	2,950	58,321
Jabil Circuit, Inc.	2,700	69,120
Satyam Computer Services Ltd. ADR	1,100	36,454
Seagate Technology(a)	11,650	263,756
Symbol Technologies, Inc.	29,300	316,147
Zebra Technologies Corp. Cl. A(a)	4,050	138,348
		882,146
Computers & Office Equipment — 1.5%
Hewlett-Packard Co.	43,900	1,390,752
Xerox Corp.(a) (b)	7,300	101,543
		1,492,295
Containers — 0.5%
Ball Corp.	2,150	79,636
Owens-Illinois, Inc.(a)	7,400	124,024
Smurfit-Stone Container Corp.(a)	22,725	248,611
		452,271
Cosmetics & Personal Care — 2.3%
Alberto-Culver Co.	2,100	102,312
Avon Products, Inc.	27,750	860,250
Colgate-Palmolive Co.	21,400	1,281,860
		2,244,422
Data Processing & Preparation — 0.4%
First Data Corp.	6,450	290,508
IMS Health, Inc.	3,000	80,550
		371,058
Diversified Financial — 0.3%
Nomura Holdings, Inc.	15,800	296,864
Electric Utilities — 1.6%
AES Corp.(a)	6,250	115,312
CMS Energy Corp.(a)	22,800	295,032
Exelon Corp.	8,500	483,055
Mirant Corp.(a) (b)	11,500	308,200
PPL Corp.	10,800	348,840
		1,550,439
Electrical Equipment & Electronics — 6.5%
Freescale Semiconductor, Inc. Cl. A(a)	7,700	223,300
General Electric Co.(b)	112,600	3,711,296
Hexcel Corp.(a)	23,450	368,399
Intel Corp.	8,300	157,285

	Number of Shares	Market Value
Marvell Technology Group Ltd.(a)	3,447	$152,806
Micron Technology, Inc.(a)	30,200	454,812
Molex, Inc.	5,400	181,278
Rockwell Automation, Inc.	3,200	230,432
Samsung Electronics Co. Ltd.	185	118,069
Sony Corp. Sponsored ADR (Japan)	12,250	539,490
Spansion LLC Cl. A(a) (b)	1,900	30,286
Vishay Intertechnology, Inc.(a) (b)	12,150	191,119
Xilinx, Inc.	3,000	67,950
		6,426,522
Electronics — 0.1%
Imation Corp.	3,500	143,675
Energy — 11.2%
Anadarko Petroleum Corp.	7,600	362,444
Ashland, Inc.	1,800	120,060
BJ Services Co.	4,228	157,535
Chevron Corp.(b)	14,116	876,039
ConocoPhillips	3,840	251,635
El Paso Corp.(b)	22,650	339,750
EOG Resources, Inc.(b)	3,500	242,690
Exxon Mobil Corp.	40,200	2,466,270
GlobalSantaFe Corp.	7,250	418,687
Halliburton Co.	22,250	1,651,173
Hess Corp.	6,200	327,670
Hugoton Royalty Trust(b)	381	11,316
National Oilwell Varco, Inc.(a)	18,102	1,146,219
Noble Corp.	2,800	208,376
Occidental Petroleum Corp.	3,450	353,798
Quicksilver Resources, Inc.(a) (b)	14,850	546,629
Schlumberger Ltd.(b)	9,900	644,589
Ultra Petroleum Corp.(a)	2,400	142,248
Valero Energy Corp.	8,200	545,464
XTO Energy, Inc.	4,900	216,923
		11,029,515
Entertainment & Leisure — 1.6%
Gaylord Entertainment(a) (b)	4,100	178,924
Leapfrog Enterprises, Inc.(a) (b)	2,400	24,240
Live Nation, Inc.(a)	2,300	46,828
Macrovision Corp.(a)	5,100	109,752
News Corp., Inc. Cl. A	17,982	344,895
The Walt Disney Co.	28,500	855,000
		1,559,639
Financial Services — 3.9%
Annaly Mortgage Management, Inc. REIT(b)	6,200	79,422

	Number of Shares	Market Value
The Bear Stearns Cos., Inc.	800	$112,064
Citigroup, Inc.	35,700	1,722,168
Doral Financial Corp.(b)	17,800	114,098
Equity Lifestyle Properties, Inc. REIT	2,300	100,809
IntercontinentalExchange, Inc.(a)	100	5,794
Lehman Brothers Holdings, Inc.	5,500	358,325
Merrill Lynch & Co., Inc.	2,500	173,900
Morgan Stanley	16,300	1,030,323
The Charles Schwab Corp.	11,900	190,162
		3,887,065
Foods — 1.6%
Carrefour SA	1,400	81,476
The Kroger Co.	36,750	803,355
McCormick & Co., Inc.	6,700	224,785
Nestle SA	529	164,578
Safeway, Inc.	9,200	239,200
Tyson Foods, Inc. Cl. A	6,500	96,590
		1,609,984
Forest Products & Paper — 0.2%
Packaging Corp. of America	9,300	204,786
Healthcare — 0.1%
HCA, Inc.	800	34,520
UnitedHealth Group, Inc.	1,550	69,409
		103,929
Heavy Machinery — 0.1%
Atlas Copco AB Cl. A	1,800	49,541
Home Construction, Furnishings & Appliances — 0.2%
Whirlpool Corp.	2,100	173,565
Industrial – Diversified — 1.1%
Cooper Industries Ltd. Cl. A	1,700	157,964
Textron, Inc.	2,700	248,886
Tyco International Ltd.	26,150	719,125
		1,125,975
Information Retrieval Services — 0.7%
Google, Inc. Cl. A(a)	1,375	576,579
WebMD Health Corp. Cl. A(a) (b)	2,200	104,060
		680,639
Insurance — 8.2%
ACE Ltd.	20,800	1,052,272
American International Group, Inc.	58,000	3,424,900
Aspen Insurance Holdings Ltd.	7,700	179,333
W.R. Berkley Corp.	17,425	594,715

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Endurance Specialty Holdings Ltd.	2,900	$92,800
The Hartford Financial Services Group, Inc.	12,950	1,095,570
Hilb, Rogal & Hobbs Co.	4,200	156,534
Muenchener Rueckversicherungs AG	1,000	135,556
Navigators Group, Inc.(a)	1,200	52,584
PartnerRe Ltd.(b)	10,000	640,500
Platinum Underwriters Holdings Ltd.	7,500	209,850
Scottish Re Group Ltd.	5,500	91,740
Swiss Reinsurance	1,593	110,245
XL Capital Ltd. Cl. A(b)	4,500	275,850
		8,112,449
Internet Content — 0.2%
BEA Systems, Inc.(a)	14,100	184,569
Internet Software — 0.1%
Covad Communications Group, Inc.(a)	40,000	80,400
Machinery & Components — 1.5%
Chicago Bridge & Iron Co. NV(b)	3,000	72,450
Deere & Co.	4,850	404,927
Flowserve Corp.(a)	2,500	142,250
FMC Technologies, Inc.(a)	4,500	303,570
Smith International, Inc.(b)	10,900	484,723
Watsco, Inc.	1,500	89,730
		1,497,650
Manufacturing — 0.1%
Applied Materials, Inc.	6,200	100,936
Medical Supplies — 3.9%
Agilent Technologies, Inc.(a)	9,250	291,930
Allergan, Inc.	1,050	112,623
Bard (C.R.), Inc.	2,753	201,685
Baxter International, Inc.	33,400	1,227,784
Cooper Cos., Inc.	1,500	66,435
Dionex Corp.(a)	2,450	133,917
Hologic, Inc.(a)	1,100	54,296
Illumina, Inc.(a)	2,600	77,116
Medtronic, Inc.	2,050	96,186
Thermo Electron Corp.(a) (b)	16,650	603,396
Varian Medical Systems, Inc.(a)	2,100	99,435
Varian, Inc.(a)	5,000	207,550
Waters Corp.(a)	15,000	666,000
		3,838,353
Metals & Mining — 2.4%
Alcoa, Inc.	15,600	504,816
Allegheny Technologies, Inc.	700	48,468

	Number of Shares	Market Value
CONSOL Energy, Inc.	5,300	$247,616
Freeport-McMoRan Copper & Gold, Inc. Cl. B	2,200	121,902
Massey Energy Co.(b)	5,500	198,000
Mittal Steel Co. NV Cl. A ADR (Netherlands)(b)	8,700	265,437
Newmont Mining Corp.	13,350	706,616
Oregon Steel Mills, Inc.(a)	5,800	293,828
		2,386,683
Oil & Gas — 0.5%
Pride International, Inc.(a)	14,900	465,327
Pharmaceuticals — 7.0%
Alkermes, Inc.(a)	1,700	32,164
Alnylam Pharmaceuticals, Inc.(a) (b)	16,000	241,280
Amgen, Inc.(a)	700	45,661
Biogen Idec, Inc.(a)	5,550	257,132
Bristol-Myers Squibb Co.	23,600	610,296
Cephalon, Inc.(a) (b)	14,900	895,490
Inverness Medical Innovations, Inc.(a)	5,300	149,619
Johnson & Johnson	6,650	398,468
Merck & Co., Inc.	41,450	1,510,024
Neurocrine Biosciences, Inc.(a) (b)	4,400	46,640
Pfizer, Inc.	67,400	1,581,878
Schering-Plough Corp.	30,500	580,415
Teva Pharmaceutical Sponsored ADR (Israel)	1,800	56,862
Wyeth	11,000	488,510
		6,894,439
Photography Equipment/Supplies — 1.0%
Eastman Kodak Co.(b)	39,300	934,554
Prepackaged Software — 0.8%
Electronic Arts, Inc.(a)	1,950	83,928
Emdeon Corp.(a)	8,400	104,244
NAVTEQ Corp.(a)	2,450	109,466
Symantec Corp.(a)	26,900	418,026
TradeStation Group, Inc.(a) (b)	7,700	97,559
		813,223
Real Estate — 0.9%
Equity Office Properties Trust	5,600	204,456
Equity Residential REIT	9,950	445,064
General Growth Properties, Inc. REIT	5,330	240,170
		889,690

	Number of Shares	Market Value
Restaurants — 0.5%
McDonald's Corp.	14,200	$477,120
Retail — 4.0%
99 Cents Only Stores(a)	9,300	97,278
Best Buy Co., Inc.	10,700	586,788
Circuit City Stores, Inc.	5,000	136,100
Coldwater Creek, Inc.(a)	7,800	208,728
CVS Corp.	8,600	264,020
Family Dollar Stores, Inc.	8,100	197,883
Federated Department Stores, Inc.	16,100	589,260
The Home Depot, Inc.	15,550	556,535
Kohl's Corp.(a)	6,600	390,192
Lotte Shopping Co. Ltd. GDR (Korea)(a) (b) (d)	6,800	132,244
OfficeMax, Inc.	1,300	52,975
Saks, Inc.	7,500	121,275
Staples, Inc.	8,500	206,720
The TJX Cos., Inc.	3,800	86,868
Wal-Mart Stores, Inc.	7,700	370,909
		3,997,775
Telephone Utilities — 4.4%
AT&T, Inc.	88,550	2,469,660
Mastec, Inc.(a)	8,500	112,285
Sprint Nextel Corp.	29,566	591,024
TELUS Corp. CAD(c)	4,300	178,186
Verizon Communications, Inc.	30,400	1,018,096
		4,369,251
Tobacco — 1.0%
Altria Group, Inc.	13,500	991,305
Transportation — 0.3%
EGL, Inc.(a)	2,200	110,440
OMI Corp.(b)	8,900	192,685
		303,125
Travel — 0.0%
Expedia, Inc.(a)	2,550	38,174
TOTAL EQUITIES (Cost $90,747,216)		97,880,573
	Principal Amount
SHORT-TERM INVESTMENTS — 15.5%
Cash Equivalents — 13.4%(f)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$144,895	144,895

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	$144,902	$144,902
American Beacon Money Market Fund(e)	147,788	147,788
Bank of America 5.270% 07/14/2006	289,805	289,805
Bank of America 5.310% 03/08/2007	289,805	289,805
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	289,805	289,805
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	289,805	289,805
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	434,707	434,707
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	521,648	521,648
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	289,805	289,805
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	289,805	289,805
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	724,511	724,511
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	376,746	376,746
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	230,681	230,681
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	347,765	347,765
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	289,805	289,805
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	289,805	289,805
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	289,805	289,805
Freddie Mac Discount Note 5.191% 07/25/2006	172,950	172,950

	Principal Amount	Market Value
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	$202,863	$202,863
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	289,805	289,805
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	1,014,316	1,014,316
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	344,059	344,059
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	289,805	289,805
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	289,805	289,805
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	376,746	376,746
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	434,707	434,707
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	971,571	971,571
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	492,668	492,668
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	811,453	811,453
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	434,707	434,707
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	434,707	434,707
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	289,805	289,805
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	289,805	289,805
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	144,902	144,902
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	289,805	289,805
		13,256,367

	Principal Amount	Market Value
Repurchase Agreement — 2.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(g)	$2,098,948	$2,098,948
TOTAL SHORT-TERM INVESTMENTS (Cost $15,355,315)		15,355,315
TOTAL INVESTMENTS — 114.6% (Cost $106,102,531)(h)		113,235,888
Other Assets/ (Liabilities) — (14.6%)		(14,414,080)
NET ASSETS — 100.0%		$98,821,808

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $132,244 or 0.1% of net assets.

(e)  Amount represents shares owned of the fund.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $2,099,604. Collateralized by U.S. Government Agency obligation with a rate of 8.125%, maturity date of 08/25/2026, and an aggregate market value, including accrued interest, of $2,203,896.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.6%
COMMON STOCK
Advertising — 0.3%
WPP Group PLC Sponsored ADR (United Kingdom)	64,900	$3,912,821
Automotive & Parts — 1.8%
Harley-Davidson, Inc.	474,800	26,061,772
Banking, Savings & Loans — 14.6%
Commerce Bancorp, Inc.(a)	234,100	8,350,347
Golden West Financial Corp.	692,900	51,413,180
HSBC Holdings PLC	2,596,283	45,448,796
JP Morgan Chase & Co.	1,428,988	60,017,496
Lloyds TSB Group PLC Sponsored ADR (United Kingdom)(a)	260,800	10,293,776
State Street Corp.	47,500	2,759,275
Wells Fargo & Co.	587,700	39,422,916
		217,705,786
Beverages — 2.0%
Diageo PLC Sponsored ADR (United Kingdom)	269,200	18,184,460
Heineken Holding NV Cl. A(a)	327,550	12,000,177
		30,184,637
Broadcasting, Publishing & Printing — 4.6%
Comcast Corp. Special, Cl. A(b)	1,348,500	44,203,830
Gannett Co., Inc.	71,600	4,004,588
Lagardere S.C.A. SA(a)	170,000	12,453,777
Liberty Media Holding Corp. Capital Cl. A(b)	50,320	4,215,306
Liberty Media Holding Corp. Interactive Cl. A(b)	251,600	4,342,616
		69,220,117
Building Materials & Construction — 1.5%
Martin Marietta Materials, Inc.	134,300	12,241,445
Vulcan Materials Co.	133,800	10,436,400
		22,677,845
Commercial Services — 5.0%
Apollo Group, Inc. Cl. A(b)	111,000	5,735,370

	Number of Shares	Market Value
Block (H&R), Inc.(a)	750,000	$17,895,000
Cosco Pacific Ltd.	2,169,300	4,811,980
Dun & Bradstreet Corp.(b)	143,050	9,967,724
Iron Mountain, Inc.(b)	514,500	19,232,010
Moody's Corp.	323,900	17,639,594
		75,281,678
Communications — 1.3%
Nokia Oyj Sponsored ADR (Finland)	198,000	4,011,480
NTL, Inc.(a)	302,138	7,523,236
SK Telecom Co. Ltd. ADR (South Korea)(a)	350,300	8,204,026
		19,738,742
Computer Related Services — 0.2%
IAC/InterActiveCorp(a) (b)	104,948	2,780,073
Computers & Information — 0.7%
Dell, Inc.(b)	424,400	10,359,604
Computers & Office Equipment — 0.6%
Hewlett-Packard Co.	267,800	8,483,904
Containers — 2.0%
Sealed Air Corp.(a)	570,000	29,685,600
Cosmetics & Personal Care — 1.5%
Avon Products, Inc.	200,300	6,209,300
The Procter & Gamble Co.	285,200	15,857,120
		22,066,420
Energy — 12.1%
BHP Billiton PLC	199,200	3,865,995
ConocoPhillips	944,092	61,866,349
Devon Energy Corp.	535,600	32,355,596
EOG Resources, Inc.	457,100	31,695,314
Occidental Petroleum Corp.	363,200	37,246,160
Transocean, Inc.(b)	169,500	13,614,240
		180,643,654
Entertainment & Leisure — 1.6%
News Corp., Inc. Cl. A	1,263,000	24,224,340
Financial Services — 12.0%
American Express Co.	1,257,500	66,924,150
Ameriprise Financial, Inc.	344,360	15,382,561
Berkshire Hathaway, Inc. Cl. A(b)	594	54,445,446

	Number of Shares	Market Value
Citigroup, Inc.(a)	671,400	$32,388,336
Morgan Stanley	150,900	9,538,389
		178,678,882
Foods — 0.7%
The Hershey Co.(a)	190,000	10,463,300
Healthcare — 2.8%
Caremark Rx, Inc.	375,700	18,736,159
HCA, Inc.	538,600	23,240,590
		41,976,749
Household Products — 0.2%
Hunter Douglas NV	45,362	3,036,800
Industrial – Diversified — 4.1%
Tyco International Ltd.	2,229,024	61,298,160
Insurance — 10.9%
American International Group, Inc.	989,300	58,418,165
Aon Corp.	301,500	10,498,230
Chubb Corp.	83,400	4,161,660
Loews Corp.	839,700	29,767,365
Markel Corp.(a) (b)	3,000	1,041,000
Principal Financial Group, Inc.	94,100	5,236,665
Progressive Corp.	1,458,800	37,505,748
Sun Life Financial, Inc.	59,800	2,387,814
Transatlantic Holdings, Inc.	255,462	14,280,326
		163,296,973
Metals & Mining — 0.3%
Rio Tinto PLC	70,700	3,677,300
Pharmaceuticals — 0.9%
Cardinal Health, Inc.	218,000	14,023,940
Prepackaged Software — 2.0%
Microsoft Corp.	1,271,400	29,623,620
Retail — 6.7%
Bed Bath & Beyond, Inc.(b)	118,400	3,927,328
Costco Wholesale Corp.	1,157,200	66,110,836
Wal-Mart Stores, Inc.	626,600	30,183,322
		100,221,486
Telephone Utilities — 1.3%
Sprint Nextel Corp.	992,800	19,846,072
Tobacco — 4.4%
Altria Group, Inc.	901,600	66,204,488

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 1.4%
China Merchants Holdings International Co. Ltd.	2,466,000	$7,515,619
Kuehne & Nagel International AG	70,750	5,106,943
United Parcel Service, Inc. Cl. B	106,800	8,792,844
		21,415,406
Travel — 0.1%
Expedia, Inc.(b)	108,948	1,630,952
TOTAL EQUITIES (Cost $1,121,817,379)		1,458,421,121
	Principal Amount
SHORT-TERM INVESTMENTS — 5.5%
Cash Equivalents — 4.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$670,514	670,514
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	670,514	670,514
American Beacon Money Market Fund(c)	683,868	683,868
Bank of America 5.270% 07/14/2006	1,341,029	1,341,029
Bank of America 5.310% 03/08/2007	1,341,029	1,341,029
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	1,341,029	1,341,029
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	1,341,029	1,341,029
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	2,011,543	2,011,543
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	2,413,851	2,413,851
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	1,341,029	1,341,029
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	1,341,029	1,341,029
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	3,352,571	3,352,571

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	$1,743,337	$1,743,337
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	1,067,441	1,067,441
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	1,609,234	1,609,234
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	1,341,029	1,341,029
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	1,341,029	1,341,029
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	1,341,029	1,341,029
Freddie Mac Discount Note 5.191% 07/25/2006	800,303	800,303
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	938,720	938,720
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	1,341,029	1,341,029
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	4,693,600	4,693,600
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	1,592,085	1,592,085
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	1,341,029	1,341,029
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	1,341,029	1,341,029
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	1,743,337	1,743,337
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	2,011,543	2,011,543
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	4,495,807	4,495,807
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	2,279,748	2,279,748

	Principal Amount	Market Value
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	$3,754,880	$3,754,880
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	2,011,543	2,011,543
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	2,011,543	2,011,543
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	1,341,022	1,341,022
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	1,341,029	1,341,029
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	670,514	670,514
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	1,341,029	1,341,029
		61,341,924
Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	20,455,756	20,455,756
TOTAL SHORT-TERM INVESTMENTS (Cost $81,797,680)		81,797,680
TOTAL INVESTMENTS — 103.1% (Cost $1,203,615,059)(f)		1,540,218,801
Other Assets/ (Liabilities) — (3.1%)		(46,519,890)
NET ASSETS — 100.0%		$1,493,698,911

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $20,462,149. Collateralized by a U.S. Government Agency obligation with a rate of 5.599%, maturity date of 06/15/2034, and an aggregate market value, including accrued interest, of $21,478,544.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.9%
COMMON STOCK
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	69,243	$578,179
Monster Worldwide, Inc.(a)	21,818	930,756
Omnicom Group, Inc.	30,014	2,673,947
		4,182,882
Aerospace & Defense — 2.3%
Boeing Co.	134,840	11,044,744
General Dynamics Corp.	67,708	4,432,166
Goodrich Corp.	21,290	857,774
Honeywell International, Inc.(b)	140,010	5,642,403
Lockheed Martin Corp.	60,407	4,333,598
Northrop Grumman Corp.	59,078	3,784,537
Raytheon Co.	74,600	3,324,922
Rockwell Collins, Inc.	28,832	1,610,844
United Technologies Corp.	171,162	10,855,094
		45,886,082
Air Transportation — 0.1%
Southwest Airlines Co.	122,465	2,004,752
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	63,800	1,907,620
The Gap, Inc.	96,703	1,682,632
Jones Apparel Group, Inc.	18,189	578,228
Limited Brands	58,259	1,490,848
Liz Claiborne, Inc.	17,292	640,842
Nike, Inc. Cl. B	31,883	2,582,523
Nordstrom, Inc.	37,376	1,364,224
VF Corp.	16,202	1,100,440
		11,347,357
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	28,468	610,354
Cooper Tire & Rubber Co.(b)	12,730	141,812
Ford Motor Co.(b)	314,114	2,176,810
General Motors Corp.(b)	95,245	2,837,349
Genuine Parts Co.	28,112	1,171,146
The Goodyear Tire & Rubber Co.(a) (b)	28,776	319,414
Harley-Davidson, Inc.	45,936	2,521,427
Navistar International Corp.(a)	10,309	253,704

	Number of Shares	Market Value
Paccar, Inc.(b)	28,804	$2,372,874
		12,404,890
Banking, Savings & Loans — 9.4%
AmSouth Bancorporation	56,694	1,499,556
Bank of America Corp.	769,376	37,006,986
Bank of New York Co., Inc. (The)	130,003	4,186,097
BB&T Corp.(b)	93,216	3,876,853
Capital One Financial Corp.	50,446	4,310,611
Comerica, Inc.	29,576	1,537,656
Commerce Bancorp, Inc.(b)	31,000	1,105,770
Compass Bancshares, Inc.	23,000	1,278,800
Fannie Mae	163,079	7,844,100
Fifth Third Bancorp(b)	97,188	3,591,097
First Horizon National Corp.(b)	23,000	924,600
Freddie Mac	116,428	6,637,560
Golden West Financial Corp.	43,358	3,217,164
JP Morgan Chase & Co.	587,448	24,672,816
KeyCorp(b)	67,168	2,396,554
M&T Bank Corp.	14,400	1,698,048
Marshall and Ilsley Corp.	33,500	1,532,290
Mellon Financial Corp.	68,468	2,357,353
National City Corp.	95,871	3,469,571
North Fork Bancorporation, Inc.	80,200	2,419,634
Northern Trust Corp.	30,893	1,708,383
Regions Financial Corp.	75,642	2,505,263
SLM Corp.	70,331	3,721,917
Sovereign Bancorp, Inc.	61,940	1,257,991
State Street Corp.	55,068	3,198,900
SunTrust Banks, Inc.	61,634	4,700,209
Synovus Financial Corp.	50,199	1,344,329
U.S. Bancorp(b)	303,534	9,373,130
Wachovia Corp.	273,415	14,786,283
Washington Mutual, Inc.	161,999	7,383,914
Wells Fargo & Co.	282,437	18,945,874
Zions Bancorp	16,500	1,286,010
		185,775,319
Beverages — 2.1%
Anheuser-Busch Cos., Inc.	129,696	5,912,841
Brown-Forman Corp. Cl. B	14,942	1,071,192
The Coca-Cola Co.	347,172	14,935,339

	Number of Shares	Market Value
Coca-Cola Enterprises, Inc.(b)	50,343	$1,025,487
Constellation Brands, Inc. Cl. A(a) (b)	32,500	812,500
Molson Coors Brewing Co. Cl. B	10,265	696,788
The Pepsi Bottling Group, Inc.	25,482	819,246
PepsiCo, Inc.	279,166	16,761,127
		42,034,520
Broadcasting, Publishing & Printing — 2.3%
CBS Corp. Cl. B	130,209	3,522,153
Clear Channel Communications, Inc.	87,721	2,714,965
Comcast Corp. Cl. A(a) (b)	360,396	11,799,365
Dow Jones & Co., Inc.(b)	9,857	345,094
Gannett Co., Inc.	40,471	2,263,543
The McGraw-Hill Companies, Inc.	62,388	3,133,749
Meredith Corp.	5,689	281,833
New York Times Co. Cl. A(b)	23,000	564,420
The Scripps (E.W.) Co. Cl. A	14,400	621,216
Time Warner, Inc.	721,894	12,488,766
Tribune Co.	44,295	1,436,487
Univision Communications, Inc. Cl. A(a)	37,700	1,262,950
Viacom, Inc. Cl. B(a)	130,209	4,666,691
		45,101,232
Building Materials & Construction — 0.2%
Louisiana-Pacific Corp.(b)	18,184	398,230
Masco Corp.(b)	72,992	2,163,483
Vulcan Materials Co.	16,678	1,300,884
		3,862,597
Chemicals — 1.3%
Air Products & Chemicals, Inc.	37,005	2,365,360
Dow Chemical Co.	163,020	6,362,671
Du Pont (E.I.) de Nemours & Co.	155,150	6,454,240
Eastman Chemical Co.	14,135	763,290
Hercules, Inc.(a)	16,489	251,622
International Flavors & Fragrances, Inc.	14,182	499,774
Monsanto Co.	45,424	3,824,246
PPG Industries, Inc.	27,708	1,828,728

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Praxair, Inc.	53,456	$2,886,624
Rohm & Haas Co.	24,284	1,217,114
		26,453,669
Commercial Services — 1.5%
Allied Waste Industries, Inc.(a) (b)	36,834	418,434
Apollo Group, Inc. Cl. A(a) (b)	23,900	1,234,913
Block (H&R), Inc.(b)	53,296	1,271,643
Cendant Corp.	169,944	2,768,388
Cintas Corp.(b)	23,900	950,264
Convergys Corp.(a)	20,871	406,984
Donnelley (R.R.) & Sons Co.	34,815	1,112,339
eBay, Inc.(a)	194,400	5,693,976
Ecolab, Inc.	33,258	1,349,610
Equifax, Inc.	23,249	798,371
Fluor Corp.	14,135	1,313,566
Moody's Corp.	42,072	2,291,241
Paychex, Inc.	56,306	2,194,808
PerkinElmer, Inc.	20,474	427,907
Public Storage, Inc.(b)	15,200	1,153,680
Quest Diagnostics, Inc.	27,770	1,663,978
Robert Half International, Inc.(b)	27,900	1,171,800
Ryder System, Inc.(b)	10,705	625,493
Waste Management, Inc.	93,097	3,340,320
		30,187,715
Communications — 1.0%
ADC Telecommunications, Inc.(a)	21,270	358,612
Andrew Corp.(a) (b)	30,142	267,058
Avaya, Inc.(a)	70,875	809,392
Ciena Corp.(a) (b)	98,100	471,861
Citizens Communications Co.	54,100	706,005
L-3 Communications Holdings, Inc.	19,800	1,493,316
Lucent Technologies, Inc.(a)	743,752	1,799,880
Network Appliance, Inc.(a) (b)	63,038	2,225,241
Qualcomm, Inc.	279,118	11,184,258
Tellabs, Inc.(a)	75,923	1,010,535
		20,326,158
Communications Equipment — 0.4%
Motorola, Inc.	421,302	8,489,235
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.(a)	38,912	1,340,908
Computer Sciences Corp.(a)	32,296	1,564,418

	Number of Shares	Market Value
Parametric Technology Corp.(a)	17,475	$222,107
Sun Microsystems, Inc.(a)	583,304	2,420,712
Teradyne, Inc.(a) (b)	36,406	507,136
Unisys Corp.(a)	54,051	339,440
		6,394,721
Computer Programming Services — 0.0%
VeriSign, Inc.(a)	41,500	961,555
Computers & Information — 3.5%
Apple Computer, Inc.(a)	143,550	8,199,576
Cisco Systems, Inc.(a)	1,036,587	20,244,544
Comverse Technology, Inc.(a) (b)	33,129	654,960
Dell, Inc.(a)	382,948	9,347,761
EMC Corp.(a)	400,533	4,393,847
Gateway, Inc.(a)	48,768	92,659
International Business Machines Corp.	264,102	20,288,316
International Game Technology	58,156	2,206,439
Jabil Circuit, Inc.	29,600	757,760
Lexmark International, Inc.(a)	19,428	1,084,665
SanDisk Corp.(a)	31,100	1,585,478
Solectron Corp.(a)	159,353	544,987
Symbol Technologies, Inc.	41,722	450,180
		69,851,172
Computers & Office Equipment — 1.0%
Electronic Data Systems Corp.	87,423	2,103,397
Hewlett-Packard Co.	470,252	14,897,583
Pitney Bowes, Inc.	37,255	1,538,631
Xerox Corp.(a) (b)	159,977	2,225,280
		20,764,891
Containers — 0.2%
Ball Corp.	17,608	652,200
Bemis Co., Inc.	15,988	489,553
Pactiv Corp.(a) (b)	23,598	584,050
Sealed Air Corp.(b)	13,948	726,412
Temple-Inland, Inc.	18,886	809,643
		3,261,858
Cosmetics & Personal Care — 2.3%
Alberto-Culver Co.	12,847	625,906
Avon Products, Inc.	78,538	2,434,678
Colgate-Palmolive Co.	86,819	5,200,458
The Estee Lauder Cos., Inc. Cl. A	20,400	788,868
Kimberly-Clark Corp.	77,681	4,792,918
The Procter & Gamble Co.	554,323	30,820,359
		44,663,187

	Number of Shares	Market Value
Data Processing & Preparation — 0.7%
Affiliated Computer Services, Inc. Cl. A(a)	20,100	$1,037,361
Automatic Data Processing, Inc.	96,708	4,385,708
First Data Corp.	129,251	5,821,465
Fiserv, Inc.(a)	33,001	1,496,925
IMS Health, Inc.	36,625	983,381
NCR Corp.(a)	30,436	1,115,175
		14,840,015
Electric Utilities — 3.0%
AES Corp.(a)	108,153	1,995,423
Allegheny Energy, Inc.(a)	26,600	986,062
Ameren Corp.	33,242	1,678,721
American Electric Power Co., Inc.	65,708	2,250,499
CenterPoint Energy, Inc.	51,722	646,525
CMS Energy Corp.(a)	35,854	463,951
Consolidated Edison, Inc.	42,274	1,878,657
Constellation Energy Group, Inc.	29,264	1,595,473
Dominion Resources, Inc.	58,520	4,376,711
DTE Energy Co.	29,052	1,183,578
Duke Energy Corp.	211,668	6,216,689
Edison International	57,087	2,226,393
Entergy Corp.	34,706	2,455,449
Exelon Corp.(b)	112,448	6,390,420
FirstEnergy Corp.	57,987	3,143,475
FPL Group, Inc.(b)	66,230	2,740,597
NiSource, Inc.	43,285	945,344
PG&E Corp.(b)	60,481	2,375,694
Pinnacle West Capital Corp.	15,350	612,618
PPL Corp.	62,410	2,015,843
Progress Energy, Inc.(b)	44,121	1,891,467
Public Service Enterprise Group, Inc.	42,482	2,808,910
Southern Co.(b)	129,046	4,135,924
Teco Energy, Inc.	32,900	491,526
TXU Corp.	77,932	4,659,554
		60,165,503
Electrical Equipment & Electronics — 6.0%
Advanced Micro Devices, Inc.(a)	80,742	1,971,720
Altera Corp.(a)	61,004	1,070,620
American Power Conversion Corp.(b)	28,942	564,080
Analog Devices, Inc.	61,825	1,987,055
Broadcom Corp. Cl. A(a)	74,000	2,223,700
Emerson Electric Co.	69,354	5,812,559
Freescale Semiconductor, Inc. Cl. B(a)	67,309	1,978,885

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
General Electric Co.(b)	1,756,675	$57,900,008
Intel Corp.	991,432	18,787,636
JDS Uniphase Corp.(a)	283,576	717,447
Johnson Controls, Inc.	31,902	2,622,982
Kla-Tencor Corp.	33,328	1,385,445
Linear Technology Corp.	51,949	1,739,772
LSI Logic Corp.(a) (b)	63,842	571,386
Maxim Integrated Products, Inc.	53,999	1,733,908
Micron Technology, Inc.(a)	103,380	1,556,903
Molex, Inc.	24,847	834,114
National Semiconductor Corp.	57,324	1,367,177
Novellus Systems, Inc.(a)	25,031	618,266
Nvidia Corp.(a)	58,400	1,243,336
PMC-Sierra, Inc.(a) (b)	33,079	310,943
QLogic Corp.(a)	29,600	510,304
Rockwell Automation, Inc.	30,132	2,169,805
Sanmina-SCI Corp.(a)	97,624	449,070
Texas Instruments, Inc.	269,669	8,168,274
Xilinx, Inc.	58,568	1,326,565
		119,621,960
Energy — 9.9%
Anadarko Petroleum Corp.	77,708	3,705,895
Apache Corp.	55,156	3,764,397
Ashland, Inc.	11,825	788,727
BJ Services Co.(b)	54,600	2,034,396
Chesapeake Energy Corp.(b)	63,000	1,905,750
Chevron Corp.(b)	375,216	23,285,905
ConocoPhillips	278,018	18,218,520
Devon Energy Corp.	74,500	4,500,545
Dynegy, Inc. Cl. A(a)	48,037	262,762
El Paso Corp.(b)	108,935	1,634,025
EOG Resources, Inc.	40,500	2,808,270
Exxon Mobil Corp.	1,019,998	62,576,877
Halliburton Co.	86,984	6,455,083
Hess Corp.(b)	40,080	2,118,228
Kerr-McGee Corp.	37,986	2,634,329
KeySpan Corp.	29,400	1,187,760
Kinder Morgan, Inc.	17,900	1,788,031
Marathon Oil Corp.	61,757	5,144,358
Murphy Oil Corp.(b)	27,300	1,524,978
Nabors Industries Ltd.(a)	51,738	1,748,227
National Oilwell Varco, Inc.(a)	29,500	1,867,940
Nicor, Inc.(b)	5,882	244,103
Noble Corp.	22,800	1,696,776
Occidental Petroleum Corp.	72,551	7,440,105
Peoples Energy Corp.	3,826	137,392

	Number of Shares	Market Value
Rowan Companies, Inc.	18,366	$653,646
Schlumberger Ltd.	199,210	12,970,563
Sempra Energy	45,761	2,081,210
Sunoco, Inc.	22,612	1,566,785
Transocean, Inc.(a)	54,772	4,399,287
Valero Energy Corp.	105,000	6,984,600
Weatherford International Ltd.(a)	58,800	2,917,656
The Williams Cos., Inc.	98,991	2,312,430
Xcel Energy, Inc.	65,387	1,254,123
XTO Energy, Inc.	61,166	2,707,819
		197,321,498
Entertainment & Leisure — 1.1%
Brunswick Corp.	16,555	550,454
Harrah's Entertainment, Inc.	30,416	2,165,011
News Corp., Inc. Cl. A	404,500	7,758,310
The Walt Disney Co.	371,384	11,141,520
		21,615,295
Financial Services — 6.0%
American Express Co.	208,560	11,099,563
Ameriprise Financial, Inc.	41,692	1,862,382
Apartment Investment & Management Co. Cl. A(b)	18,000	782,100
Archstone-Smith Trust REIT	34,300	1,744,841
The Bear Stearns Cos., Inc.	19,695	2,758,876
CIT Group, Inc.	33,700	1,762,173
Citigroup, Inc.	841,141	40,576,642
Countrywide Financial Corp.	101,598	3,868,852
E*TRADE Financial Corp.(a)	70,400	1,606,528
Federated Investors, Inc. Cl. B	13,400	422,100
Franklin Resources, Inc.	24,830	2,155,492
The Goldman Sachs Group, Inc.	73,500	11,056,605
Huntington Bancshares, Inc.	46,621	1,099,323
Janus Capital Group, Inc.	37,194	665,773
Legg Mason, Inc.	22,300	2,219,296
Lehman Brothers Holdings, Inc.	91,036	5,930,995
Merrill Lynch & Co., Inc.	154,770	10,765,801
Morgan Stanley	180,999	11,440,947
PNC Financial Services Group, Inc.	48,513	3,404,157
The Charles Schwab Corp.	173,905	2,779,002
T. Rowe Price Group, Inc.	44,026	1,664,623
		119,666,071

	Number of Shares	Market Value
Food Retailers — 0.3%
Starbucks Corp.(a)	128,596	$4,855,785
SuperValu, Inc.	34,841	1,069,619
		5,925,404
Foods — 1.6%
Archer-Daniels-Midland Co.	109,679	4,527,549
Campbell Soup Co.	30,846	1,144,695
ConAgra Foods, Inc.	85,169	1,883,087
Dean Foods Co.(a)	23,100	859,089
General Mills, Inc.	61,751	3,190,057
Heinz (H. J.) Co.	56,422	2,325,715
The Hershey Co.(b)	30,384	1,673,247
Kellogg Co.	43,216	2,092,951
The Kroger Co.	120,475	2,633,584
McCormick & Co., Inc.	21,000	704,550
Safeway, Inc.	78,777	2,048,202
Sara Lee Corp.	129,636	2,076,769
Sysco Corp.	104,378	3,189,792
Tyson Foods, Inc. Cl. A(b)	41,600	618,176
Wrigley (Wm.) Jr. Co.	39,255	1,780,607
		30,748,070
Forest Products & Paper — 0.4%
International Paper Co.	81,251	2,624,407
MeadWestvaco Corp.	30,750	858,848
Plum Creek Timber Co., Inc.	29,500	1,047,250
Weyerhaeuser Co.	41,011	2,552,935
		7,083,440
Healthcare — 1.3%
Caremark Rx, Inc.	75,600	3,770,172
Coventry Health Care, Inc.(a)	26,490	1,455,361
Express Scripts, Inc.(a)	24,700	1,771,978
HCA, Inc.	67,688	2,920,737
Health Management Associates, Inc. Cl. A	40,700	802,197
Humana, Inc.(a)	27,796	1,492,645
Laboratory Corp. of America Holdings(a)	21,800	1,356,614
Manor Care, Inc.(b)	14,481	679,449
Tenet Healthcare Corp.(a) (b)	76,128	531,373
UnitedHealth Group, Inc.	228,596	10,236,529
		25,017,055
Home Construction, Furnishings & Appliances — 0.4%
Centex Corp.(b)	20,810	1,046,743
D.R. Horton, Inc.(b)	45,100	1,074,282
Harman International Industries	11,100	947,607
KB Home	13,070	599,260

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Leggett & Platt, Inc.	30,747	$768,060
Lennar Corp. Cl. A(b)	22,600	1,002,762
Pulte Homes, Inc.	35,792	1,030,452
Whirlpool Corp.	12,695	1,049,242
		7,518,408
Household Products — 0.7%
The Black & Decker Corp.	12,950	1,093,757
The Clorox Co.	24,515	1,494,680
Corning, Inc.(a)	261,261	6,319,904
Fortune Brands, Inc.	24,080	1,709,921
Newell Rubbermaid, Inc.	45,971	1,187,431
The Sherwin-Williams Co.	18,989	901,598
Snap-on, Inc.	8,403	339,649
The Stanley Works	13,555	640,067
		13,687,007
Industrial – Distribution — 0.1%
Grainger (W.W.), Inc.	13,766	1,035,616
Industrial – Diversified — 1.6%
3M Co.	127,198	10,273,781
Cooper Industries Ltd. Cl. A	14,965	1,390,548
Danaher Corp.	39,700	2,553,504
Eaton Corp.	25,256	1,904,302
Illinois Tool Works, Inc.(b)	69,066	3,280,635
ITT Industries, Inc.	30,910	1,530,045
Textron, Inc.	21,955	2,023,812
Tyco International Ltd.	339,654	9,340,485
		32,297,112
Information Retrieval Services — 1.2%
Google, Inc. Cl. A(a)	34,746	14,570,040
Juniper Networks, Inc.(a) (b)	95,400	1,525,446
Yahoo!, Inc.(a)	213,220	7,036,260
		23,131,746
Insurance — 5.3%
ACE Ltd.	53,500	2,706,565
Aetna, Inc.	95,596	3,817,148
AFLAC, Inc.	84,638	3,922,971
Allstate Corp.	108,715	5,949,972
Ambac Financial Group, Inc.	18,900	1,532,790
American International Group, Inc.	437,508	25,834,847
Aon Corp.	55,352	1,927,357
Chubb Corp.	65,418	3,264,358
Cigna Corp.	20,388	2,008,422
Cincinnati Financial Corp.	27,885	1,310,874

	Number of Shares	Market Value
Genworth Financial, Inc. Cl. A	62,900	$2,191,436
The Hartford Financial Services Group, Inc.	50,834	4,300,556
Lincoln National Corp.	48,603	2,743,153
Loews Corp.	70,944	2,514,965
Marsh & McLennan Cos., Inc.	90,952	2,445,699
MBIA, Inc.(b)	23,611	1,382,424
Metlife, Inc.(b)	127,700	6,539,517
MGIC Investment Corp.	15,087	980,655
Principal Financial Group, Inc.	46,100	2,565,465
Progressive Corp.	131,148	3,371,815
Prudential Financial, Inc.	83,400	6,480,180
Safeco Corp.	22,325	1,258,014
St. Paul Travelers Cos.	117,259	5,227,406
Torchmark Corp.	18,026	1,094,539
UnumProvident Corp.(b)	53,425	968,595
WellPoint, Inc.(a)	107,440	7,818,409
XL Capital Ltd. Cl. A	29,400	1,802,220
		105,960,352
Lodging — 0.3%
Hilton Hotels Corp.	57,751	1,633,198
Marriott International, Inc. Cl. A	57,846	2,205,090
Starwood Hotels & Resorts Worldwide, Inc.	36,627	2,210,073
		6,048,361
Machinery & Components — 1.2%
Baker Hughes, Inc.	57,683	4,721,354
Caterpillar, Inc.	113,032	8,418,623
Cummins, Inc.(b)	7,473	913,574
Deere & Co.	39,913	3,332,336
Dover Corp.	32,859	1,624,220
Ingersoll-Rand Co. Cl. A	56,372	2,411,594
Pall Corp.	19,618	549,304
Parker Hannifin Corp.	19,998	1,551,845
		23,522,850
Manufacturing — 0.4%
American Standard Cos., Inc.	31,900	1,380,313
Applied Materials, Inc.	267,452	4,354,119
Avery Dennison Corp.	17,698	1,027,546
Millipore Corp.(a) (b)	8,181	515,321
		7,277,299
Medical Supplies — 2.0%
Agilent Technologies, Inc.(a)	72,205	2,278,790
Allergan, Inc.	25,329	2,716,789
Applera Corp. - Applied Biosystems Group	32,168	1,040,635

	Number of Shares	Market Value
Bard (C.R.), Inc.(b)	17,178	$1,258,460
Bausch & Lomb, Inc.(b)	8,994	441,066
Baxter International, Inc.	108,426	3,985,740
Becton, Dickinson & Co.	41,946	2,564,159
Biomet, Inc.	42,094	1,317,121
Boston Scientific Corp.(a)	204,840	3,449,506
Fisher Scientific International, Inc.(a)	20,200	1,475,610
Medtronic, Inc.(b)	203,414	9,544,185
Patterson Cos., Inc.(a) (b)	23,300	813,869
St. Jude Medical, Inc.(a)	60,792	1,970,877
Stryker Corp.	49,602	2,088,740
Tektronix, Inc.	14,070	413,939
Thermo Electron Corp.(a) (b)	26,175	948,582
Waters Corp.(a)	17,700	785,880
Zimmer Holdings, Inc.(a)	41,178	2,335,616
		39,429,564
Metals & Mining — 1.0%
Alcoa, Inc.	146,966	4,755,820
Allegheny Technologies, Inc.(b)	14,547	1,007,234
CONSOL Energy, Inc.	16,449	768,497
Freeport-McMoRan Copper & Gold, Inc. Cl. B	30,783	1,705,686
Newmont Mining Corp.	74,897	3,964,298
Nucor Corp.	52,400	2,842,700
Phelps Dodge Corp.	34,078	2,799,848
United States Steel Corp.	18,356	1,287,123
		19,131,206
Pharmaceuticals — 8.1%
Abbott Laboratories	259,337	11,309,687
AmerisourceBergen Corp.	34,032	1,426,621
Amgen, Inc.(a)	198,790	12,967,072
Barr Pharmaceuticals(a)	18,200	867,958
Biogen Idec, Inc.(a) (b)	57,591	2,668,191
Bristol-Myers Squibb Co.	330,184	8,538,558
Cardinal Health, Inc.	71,279	4,585,378
Eli Lilly & Co.	190,395	10,523,132
Forest Laboratories, Inc.(a)	55,300	2,139,557
Genzyme Corp.(a)	43,800	2,673,990
Gilead Sciences, Inc.(a)	77,738	4,598,980
Hospira, Inc.(a)	26,193	1,124,727
Johnson & Johnson	501,600	30,055,872
King Pharmaceuticals, Inc.(a)	42,648	725,016
McKesson Corp.	51,398	2,430,097
Medco Health Solutions, Inc.(a)	51,241	2,935,084

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
MedImmune, Inc.(a)	42,169	$1,142,780
Merck & Co., Inc.	368,562	13,426,714
Mylan Laboratories, Inc.	36,500	730,000
Pfizer, Inc.	1,240,021	29,103,293
Schering-Plough Corp.(b)	249,286	4,743,913
Sigma-Aldrich Corp.	12,351	897,177
Watson Pharmaceutical, Inc.(a)	18,371	427,677
Wyeth	226,504	10,059,043
		160,100,517
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	48,647	1,156,826
Prepackaged Software — 2.9%
Adobe Systems, Inc.(a)	101,044	3,067,696
BMC Software, Inc.(a)	35,631	851,581
CA, Inc.(b)	77,387	1,590,303
Citrix Systems, Inc.(a)	29,127	1,169,158
Compuware Corp.(a)	69,337	464,558
Electronic Arts, Inc.(a)	50,900	2,190,736
Intuit, Inc.(a)	29,800	1,799,622
Microsoft Corp.	1,479,090	34,462,797
Novell, Inc.(a) (b)	71,082	471,274
Oracle Corp.(a) (b)	656,528	9,513,091
Symantec Corp.(a)	175,782	2,731,652
		58,312,468
Real Estate — 0.7%
Boston Properties, Inc.(b)	15,200	1,374,080
Equity Office Properties Trust(b)	68,600	2,504,586
Equity Residential REIT	47,900	2,142,567
Kimco Realty Corp.(b)	34,100	1,244,309
ProLogis	40,900	2,131,708
Simon Property Group, Inc. REIT	30,800	2,554,552
Vornado Realty Trust(b)	19,800	1,931,490
		13,883,292
Restaurants — 0.6%
Darden Restaurants, Inc.	22,428	883,663
McDonald's Corp.	211,160	7,094,976
Wendy's International, Inc.	19,301	1,125,055
Yum! Brands, Inc.	47,420	2,383,803
		11,487,497
Retail — 4.8%
Amazon.com, Inc.(a) (b)	51,994	2,011,128
AutoZone, Inc.(a)	9,336	823,435
Bed Bath & Beyond, Inc.(a)	47,296	1,568,808
Best Buy Co., Inc.	68,311	3,746,175
Big Lots, Inc.(a)	18,996	324,452
Circuit City Stores, Inc.	27,459	747,434

	Number of Shares	Market Value
Costco Wholesale Corp.(b)	79,689	$4,552,633
CVS Corp.	136,878	4,202,155
Dillards, Inc. Cl. A	11,365	361,975
Dollar General Corp.	52,431	732,985
Family Dollar Stores, Inc.	25,924	633,323
Federated Department Stores, Inc.	90,962	3,329,209
The Home Depot, Inc.	348,487	12,472,350
J.C. Penney Co., Inc.	39,161	2,643,759
Kohl's Corp.(a)	57,576	3,403,893
Lowe's Companies, Inc.(b)	131,750	7,993,273
Office Depot, Inc.(a)	49,859	1,894,642
OfficeMax, Inc.	13,101	533,866
RadioShack Corp.(b)	23,830	333,620
Sears Holdings Corp.(a) (b)	16,898	2,616,486
Staples, Inc.	122,784	2,986,107
Target Corp.	148,110	7,238,136
Tiffany & Co.	24,156	797,631
The TJX Cos., Inc.	77,860	1,779,880
Walgreen Co.	170,780	7,657,775
Wal-Mart Stores, Inc.	420,973	20,278,269
		95,663,399
Retail – Grocery — 0.1%
Whole Foods Market, Inc.	23,400	1,512,576
Telephone Utilities — 3.2%
Alltel Corp.	64,557	4,120,673
AT&T, Inc.	653,875	18,236,574
BellSouth Corp.	303,023	10,969,433
CenturyTel, Inc.	21,848	811,653
Embarq Corp.(a)	25,005	1,024,955
Qwest Communications International, Inc.(a)	259,121	2,096,289
Sprint Nextel Corp.	500,113	9,997,259
Verizon Communications, Inc.	493,263	16,519,378
		63,776,214
Tobacco — 1.5%
Altria Group, Inc.	351,739	25,828,195
Reynolds American, Inc.(b)	15,100	1,741,030
UST, Inc.(b)	29,387	1,327,999
		28,897,224
Toys, Games — 0.1%
Hasbro, Inc.	28,504	516,207
Mattel, Inc.	65,752	1,085,566
		1,601,773

	Number of Shares	Market Value
Transportation — 2.0%
Burlington Northern Santa Fe Corp.	62,856	$4,981,338
Carnival Corp.	72,968	3,045,684
CSX Corp.	35,586	2,506,678
FedEx Corp.	51,212	5,984,634
Norfolk Southern Corp.	69,477	3,697,566
Union Pacific Corp.	44,438	4,130,956
United Parcel Service, Inc. Cl. B	184,000	15,148,720
		39,495,576
Travel — 0.0%
Sabre Holdings Corp. Cl. A(b)	23,928	526,416
TOTAL EQUITIES (Cost $1,749,114,839)		1,941,411,402
	Principal Amount
SHORT-TERM INVESTMENTS — 8.8%
Cash Equivalents — 6.7%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$1,450,149	1,450,149
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	1,450,152	1,450,152
American Beacon Money Market Fund(c)	1,479,032	1,479,032
Bank of America 5.270% 07/14/2006	2,900,304	2,900,304
Bank of America 5.310% 03/08/2007	2,900,304	2,900,304
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	2,900,304	2,900,304
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	2,900,304	2,900,304
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	4,350,456	4,350,456
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	5,220,547	5,220,547
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	2,900,304	2,900,304
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	2,900,304	2,900,304

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	$7,250,760	$7,250,760
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	3,770,395	3,770,395
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	2,308,603	2,308,603
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	3,480,365	3,480,365
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	2,900,304	2,900,304
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	2,900,304	2,900,304
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	2,900,304	2,900,304
Freddie Mac Discount Note 5.191% 07/25/2006	1,730,852	1,730,852
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	2,030,213	2,030,213
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	2,900,304	2,900,304
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	10,151,064	10,151,064
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	3,443,274	3,443,274
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	2,900,304	2,900,304
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	2,900,304	2,900,304
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	3,770,395	3,770,395
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	4,350,456	4,350,456
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	9,723,287	9,723,287

	Principal Amount	Market Value
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	$4,930,517	$4,930,517
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	8,120,851	8,120,851
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	4,350,456	4,350,456
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	4,350,456	4,350,456
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	2,900,304	2,900,304
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	2,900,304	2,900,304
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	1,450,152	1,450,152
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	2,900,304	2,900,304
		132,666,992
Repurchase Agreement — 2.0%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	39,274,221	39,274,221
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill 4.658% 09/21/2006	3,185,000	3,151,208
TOTAL SHORT-TERM INVESTMENTS (Cost $175,092,421)		175,092,421
TOTAL INVESTMENTS — 106.7% (Cost $1,924,207,260)(f)		2,116,503,823
Other Assets/ (Liabilities) — (6.7%)		(132,208,852)
NET ASSETS — 100.0%		$1,984,294,971

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $39,286,495. Collateralized by a U.S. Government Agency obligation with a rate of 5.55%, maturity date 12/15/2035, and an aggregate market value, including accrued interest, of $41,237,932.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 94.4%
COMMON STOCK
Aerospace & Defense — 1.6%
Honeywell International, Inc.	4,700	$189,410
Banking, Savings & Loans — 4.4%
Bank of America Corp.	6,800	327,080
Capital One Financial Corp.	1,200	102,540
North Fork Bancorporation, Inc.	2,400	72,408
		502,028
Broadcasting, Publishing & Printing — 2.2%
Time Warner, Inc.	14,900	257,770
Chemicals — 1.9%
Celanese Corp. Cl. A	4,073	83,170
PPG Industries, Inc.	2,000	132,000
		215,170
Commercial Services — 4.2%
ABB Ltd. Sponsored ADR (Switzerland)	18,800	243,648
Siemens AG Sponsored ADR (Germany)	2,800	243,096
		486,744
Communications — 2.3%
Nokia Oyj Sponsored ADR (Finland)	5,000	101,300
Research In Motion Ltd.(a)	2,400	167,448
		268,748
Computers & Information — 7.3%
Cisco Systems, Inc.(a)	14,700	287,091
Dell, Inc.(a)	6,900	168,429
International Business Machines Corp.	5,000	384,100
		839,620
Cosmetics & Personal Care — 2.7%
The Procter & Gamble Co.	5,600	311,360
Data Processing & Preparation — 2.5%
First Data Corp.	6,300	283,752
Electrical Equipment & Electronics — 7.3%
General Electric Co.	15,200	500,992
Intel Corp.	17,500	331,625
		832,617
Energy — 10.2%
Canadian Natural Resources Ltd.	300	16,614
Halliburton Co.	6,400	474,944

	Number of Shares	Market Value
Hess Corp.	3,900	$206,115
Transocean, Inc.(a)	3,200	257,024
Weatherford International Ltd.(a)	4,353	215,996
		1,170,693
Financial Services — 4.0%
American Express Co.	3,200	170,304
Merrill Lynch & Co., Inc.	1,500	104,340
Morgan Stanley	2,900	183,309
		457,953
Foods — 1.8%
General Mills, Inc.	4,083	210,928
Forest Products & Paper — 1.4%
Weyerhaeuser Co.	2,500	155,625
Information Retrieval Services — 2.3%
Yahoo!, Inc.(a)	7,900	260,700
Insurance — 6.0%
Ambac Financial Group, Inc.	1,363	110,539
American International Group, Inc.	4,900	289,345
Cigna Corp.	800	78,808
Genworth Financial, Inc. Cl. A	1,400	48,776
Marsh & McLennan Cos., Inc.	5,800	155,962
		683,430
Machinery & Components — 3.1%
Caterpillar, Inc.	2,700	201,096
Deere & Co.	1,861	155,375
		356,471
Medical Supplies — 2.8%
Medtronic, Inc.	6,800	319,056
Metals & Mining — 2.7%
Alcoa, Inc.	6,100	197,396
Newmont Mining Corp.	2,100	111,153
		308,549
Pharmaceuticals — 8.7%
Amgen, Inc.(a)	7,500	489,225
McKesson Corp.	1,300	61,464
Novartis AG ADR (Switzerland)	3,000	161,760
Pfizer, Inc.	12,400	291,028
		1,003,477
Prepackaged Software — 7.0%
Microsoft Corp.	11,300	263,290
Oracle Corp.(a)	26,200	379,638
Symantec Corp.(a)	10,200	158,508
		801,436

	Number of Shares	Market Value
Real Estate — 0.6%
Equity Office Properties Trust	1,800	$65,718
Retail — 2.3%
Tiffany & Co.	5,100	168,402
The TJX Cos., Inc.	4,300	98,298
		266,700
Telephone Utilities — 1.3%
Sprint Nextel Corp.	7,600	151,924
Tobacco — 1.6%
UST, Inc.	4,000	180,760
Transportation — 2.2%
United Parcel Service, Inc. Cl. B	3,000	246,990
TOTAL EQUITIES (Cost $11,187,364)		10,827,629
	Principal Amount
SHORT-TERM INVESTMENTS — 7.1%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(b)	$817,245	817,245
TOTAL SHORT-TERM INVESTMENTS (Cost $817,245)		817,245
TOTAL INVESTMENTS — 101.5% (Cost $12,004,609)(c)		11,644,874
Other Assets/ (Liabilities) — (1.5%)		(171,053)
NET ASSETS — 100.0%		$11,473,821

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Maturity value of $817,500. Collateralized by a U.S. Government Agency obligation with a rate of 7.875%, maturity date of 02/25/2014, and an aggregate market value, including accrued interest, of $858,107.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.3%
COMMON STOCK
Advertising — 0.3%
Monster Worldwide, Inc.(a)	12,900	$550,314
Omnicom Group, Inc.	6,600	587,994
		1,138,308
Aerospace & Defense — 2.0%
General Dynamics Corp.	49,000	3,207,540
Honeywell International, Inc.	55,600	2,240,680
Rockwell Collins, Inc.	25,400	1,419,098
United Technologies Corp.	19,800	1,255,716
		8,123,034
Banking, Savings & Loans — 5.1%
Mellon Financial Corp.	32,600	1,122,418
Northern Trust Corp.	58,200	3,218,460
SLM Corp.	98,500	5,212,620
State Street Corp.	128,200	7,447,138
Wells Fargo & Co.	53,500	3,588,780
		20,589,416
Beverages — 1.2%
PepsiCo, Inc.	78,200	4,695,128
Broadcasting, Publishing & Printing — 1.7%
Grupo Televisa SA Sponsored ADR (Mexico)	53,400	1,031,154
The McGraw-Hill Companies, Inc.	10,700	537,461
The Scripps (E.W.) Co. Cl. A	13,900	599,646
Time Warner, Inc.	115,300	1,994,690
Viacom, Inc. Cl. B(a)	71,200	2,551,808
		6,714,759
Chemicals — 0.9%
Monsanto Co.	42,800	3,603,332
Commercial Services — 1.4%
Cintas Corp.(b)	9,700	385,672
eBay, Inc.(a)	60,100	1,760,329
Paychex, Inc.	13,500	526,230
Quest Diagnostics, Inc.	48,400	2,900,128
		5,572,359
Communications — 3.1%
America Movil SA de CV Sponsored ADR Series L (Mexico)	84,600	2,813,796
American Tower Corp. Cl. A(a) (b)	114,600	3,566,352

	Number of Shares	Market Value
Nokia Oyj Sponsored ADR (Finland)	211,700	$4,289,042
Qualcomm, Inc.	23,200	929,624
Rogers Communications, Inc. Cl. B(b)	28,400	1,147,360
		12,746,174
Communications Equipment — 0.3%
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)(b)	42,400	1,400,896
Computers & Information — 3.8%
Apple Computer, Inc.(a)	38,200	2,181,984
Cisco Systems, Inc.(a)	285,300	5,571,909
Dell, Inc.(a)	78,500	1,916,185
EMC Corp.(a)	183,700	2,015,189
International Game Technology	96,400	3,657,416
		15,342,683
Cosmetics & Personal Care — 1.4%
The Procter & Gamble Co.	104,300	5,799,080
Data Processing & Preparation — 2.0%
Automatic Data Processing, Inc.	105,900	4,802,565
First Data Corp.	76,800	3,459,072
		8,261,637
Electrical Equipment & Electronics — 10.0%
Analog Devices, Inc.	82,900	2,664,406
Garmin Ltd.(b)	30,100	3,173,744
General Electric Co.(b)	463,100	15,263,776
Intel Corp.	64,600	1,224,170
Linear Technology Corp.(b)	85,200	2,853,348
Marvell Technology Group Ltd.(a) (b)	82,100	3,639,493
Maxim Integrated Products, Inc.	157,600	5,060,536
Texas Instruments, Inc.	103,100	3,122,899
Xilinx, Inc.(b)	152,700	3,458,655
		40,461,027
Energy — 4.6%
EOG Resources, Inc.	6,100	422,974
Exxon Mobil Corp.	78,700	4,828,245
Murphy Oil Corp.(b)	37,100	2,072,406
Schlumberger Ltd.	137,000	8,920,070
Total SA Sponsored ADR (France)	34,300	2,247,336
		18,491,031

	Number of Shares	Market Value
Entertainment & Leisure — 0.8%
Harrah's Entertainment, Inc.	45,900	$3,267,162
Financial Services — 12.6%
American Express Co.	111,300	5,923,386
Ameriprise Financial, Inc.	15,200	678,984
Chicago Mercantile Exchange Holdings, Inc.	2,400	1,178,760
Citigroup, Inc.	175,300	8,456,472
Countrywide Financial Corp.	31,400	1,195,712
E*TRADE Financial Corp.(a)	131,200	2,993,984
Franklin Resources, Inc.	55,000	4,774,550
The Goldman Sachs Group, Inc.	33,200	4,994,276
Legg Mason, Inc.	44,600	4,438,592
Merrill Lynch & Co., Inc.	67,300	4,681,388
Morgan Stanley	27,800	1,757,238
The Charles Schwab Corp.	207,800	3,320,644
TD Ameritrade Holding Corp.	120,000	1,777,200
UBS AG Registered(a)	44,400	4,815,086
		50,986,272
Foods — 0.4%
Sysco Corp.	55,000	1,680,800
Healthcare — 4.4%
Caremark Rx, Inc.	115,300	5,750,011
GlaxoSmithKline PLC ADR (United Kingdom)	9,600	535,680
Humana, Inc.(a)	50,600	2,717,220
UnitedHealth Group, Inc.	200,900	8,996,302
		17,999,213
Home Construction, Furnishings & Appliances — 0.6%
Harman International Industries	27,300	2,330,601
Household Products — 0.9%
Corning, Inc.(a)	110,400	2,670,576
Fortune Brands, Inc.	14,700	1,043,847
		3,714,423
Industrial – Diversified — 3.3%
Danaher Corp.	155,000	9,969,600
Illinois Tool Works, Inc.	68,600	3,258,500
		13,228,100
Information Retrieval Services — 3.5%
Google, Inc. Cl. A(a)	17,600	7,380,208
Juniper Networks, Inc.(a) (b)	100,900	1,613,391
Yahoo!, Inc.(a)	161,200	5,319,600
		14,313,199

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Insurance — 5.0%
Aetna, Inc.	33,600	$1,341,648
AFLAC, Inc.	12,900	597,915
American International Group, Inc.	107,800	6,365,590
The Hartford Financial Services Group, Inc.	37,000	3,130,200
Marsh & McLennan Cos., Inc.	52,400	1,409,036
Prudential Financial, Inc.	34,400	2,672,880
WellPoint, Inc.(a)	65,000	4,730,050
		20,247,319
Lodging — 1.5%
Las Vegas Sands Corp.(a)	46,000	3,581,560
Marriott International, Inc. Cl. A	68,200	2,599,784
		6,181,344
Machinery & Components — 3.3%
Baker Hughes, Inc.	66,100	5,410,285
Deere & Co.	19,800	1,653,102
Smith International, Inc.(b)	141,300	6,283,611
		13,346,998
Manufacturing — 0.5%
Applied Materials, Inc.	120,800	1,966,624
Medical Supplies — 2.7%
Allergan, Inc.(b)	14,100	1,512,366
Medtronic, Inc.(b)	103,100	4,837,452
St. Jude Medical, Inc.(a)	61,200	1,984,104
Stryker Corp.	64,200	2,703,462
		11,037,384
Metals & Mining — 0.8%
BHP Billiton Ltd.	68,000	1,465,007
CONSOL Energy, Inc.	37,800	1,766,016
		3,231,023
Pharmaceuticals — 8.6%
Alcon, Inc.(b)	4,500	443,475
Amgen, Inc.(a)	88,700	5,785,901
Cardinal Health, Inc.	23,100	1,486,023
Genentech, Inc.(a)	61,100	4,997,980
Gilead Sciences, Inc.(a)	79,600	4,709,136
Johnson & Johnson	55,300	3,313,576
Medco Health Solutions, Inc.(a)	18,000	1,031,040
Novartis AG	51,800	2,778,108
Pfizer, Inc.	114,300	2,682,621
Roche Holding AG	12,200	1,997,857
Sepracor, Inc.(a) (b)	56,600	3,234,124
Wyeth	56,700	2,518,047
		34,977,888

	Number of Shares	Market Value
Prepackaged Software — 4.4%
Adobe Systems, Inc.(a)	62,200	$1,888,392
Intuit, Inc.(a)	45,300	2,735,667
Microsoft Corp.	397,600	9,264,080
Oracle Corp.(a) (b)	263,100	3,812,319
		17,700,458
Retail — 6.9%
Amazon.com, Inc.(a) (b)	54,400	2,104,192
Best Buy Co., Inc.	25,200	1,381,968
CVS Corp.	70,800	2,173,560
The Home Depot, Inc.	134,400	4,810,176
Kohl's Corp.(a) (b)	108,900	6,438,168
Target Corp.	88,200	4,310,334
Wal-Mart Stores, Inc.	144,100	6,941,297
		28,159,695
Telephone Utilities — 0.6%
TELUS Corp.	55,000	2,220,900
Transportation — 0.7%
Union Pacific Corp.	14,000	1,301,440
United Parcel Service, Inc. Cl. B	19,700	1,621,901
		2,923,341
TOTAL EQUITIES (Cost $394,405,315)		402,451,608
	Principal Amount
SHORT-TERM INVESTMENTS — 9.7%
Cash Equivalents — 9.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$404,158	404,158
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	404,158	404,158
American Beacon Money Market Fund(c)	412,207	412,207
Bank of America 5.270% 07/14/2006	808,316	808,316
Bank of America 5.310% 03/08/2007	808,316	808,316
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	808,316	808,316
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	808,316	808,316
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	1,212,475	1,212,475

	Principal Amount	Market Value
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	$1,454,969	$1,454,969
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	808,316	808,316
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	808,316	808,316
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	2,020,791	2,020,791
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	1,050,811	1,050,811
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	643,409	643,409
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	969,980	969,980
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	808,316	808,316
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	808,316	808,316
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	808,316	808,316
Freddie Mac Discount Note 5.191% 07/25/2006	482,390	482,390
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	565,822	565,822
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	808,316	808,316
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	2,829,107	2,829,107
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	959,643	959,643
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	808,316	808,316
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	808,316	808,316

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	$1,050,811	$1,050,811
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	1,212,475	1,212,475
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	2,709,886	2,709,886
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	1,374,138	1,374,138
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	2,263,286	2,263,286
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	1,212,475	1,212,475
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	1,212,475	1,212,475
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	808,316	808,316
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	808,316	808,316
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	404,158	404,158
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	808,316	808,316
		36,974,364
Repurchase Agreement — 0.6%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	2,314,640	2,314,640
TOTAL SHORT-TERM INVESTMENTS (Cost $39,289,004)		39,289,004
TOTAL INVESTMENTS — 109.0% (Cost $433,694,319)(f)		441,740,612
Other Assets/ (Liabilities) — (9.0%)		(36,322,552)
NET ASSETS — 100.0%		$405,418,060

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,315,363. Collaterized by a U.S. Government Agency obligation with a rate of 5.749%, maturity date 03/15/2032, and an aggregate market value, including accrued interest, of $2,430,372.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.7%
COMMON STOCK
Aerospace & Defense — 4.2%
Boeing Co.	15,490	$1,268,786
Rockwell Collins, Inc.	3,600	201,132
		1,469,918
Banking, Savings & Loans — 5.1%
JP Morgan Chase & Co.	19,450	816,900
Northern Trust Corp.	9,490	524,797
UBS AG	4,200	460,740
		1,802,437
Chemicals — 1.6%
Monsanto Co.	6,800	572,492
Commercial Services — 1.8%
eBay, Inc.(a)	22,180	649,652
Communications — 5.9%
America Movil SA de CV Sponsored ADR Series L (Mexico)	9,200	305,992
Network Appliance, Inc.(a)	18,050	637,165
Qualcomm, Inc.	28,150	1,127,970
		2,071,127
Computers & Information — 4.2%
Apple Computer, Inc.(a)	25,750	1,470,840
Cosmetics & Personal Care — 4.0%
The Procter & Gamble Co.	25,600	1,423,360
Electrical Equipment & Electronics — 6.0%
Advanced Micro Devices, Inc.(a)	27,550	672,771
Broadcom Corp. Cl. A(a)	32,445	974,972
Emerson Electric Co.	4,400	368,764
Nvidia Corp.(a)	5,300	112,837
		2,129,344
Energy — 7.7%
GlobalSantaFe Corp.	8,150	470,662
Halliburton Co.	18,850	1,398,858
Nabors Industries Ltd.(a)	17,200	581,188
Schlumberger Ltd.	4,260	277,369
		2,728,077
Financial Services — 10.1%
Franklin Resources, Inc.	7,350	638,054
The Goldman Sachs Group, Inc.	5,160	776,219
Legg Mason, Inc.	11,570	1,151,446

	Number of Shares	Market Value
Merrill Lynch & Co., Inc.	9,450	$657,342
The Nasdaq Stock Market, Inc.(a)	11,100	331,890
		3,554,951
Foods — 0.5%
Wrigley (Wm.) Jr. Co.	3,875	175,770
Healthcare — 4.9%
Caremark Rx, Inc.	20,400	1,017,348
UnitedHealth Group, Inc.	16,350	732,153
		1,749,501
Household Products — 2.7%
Corning, Inc.(a)	39,550	956,715
Industrial – Diversified — 0.5%
Textron, Inc.	2,100	193,578
Information Retrieval Services — 9.2%
Google, Inc. Cl. A(a)	3,805	1,595,551
Juniper Networks, Inc.(a) (b)	29,830	476,982
Yahoo!, Inc.(a) (b)	36,250	1,196,250
		3,268,783
Insurance — 7.0%
American International Group, Inc.	12,600	744,030
WellPoint, Inc.(a)	23,790	1,731,198
		2,475,228
Lodging — 3.0%
Hilton Hotels Corp.	17,400	492,072
Las Vegas Sands Corp.(a)	2,300	179,078
Marriott International, Inc. Cl. A	5,600	213,472
Starwood Hotels & Resorts Worldwide, Inc.	3,200	193,088
		1,077,710
Machinery & Components — 0.6%
Baker Hughes, Inc.	2,800	229,180
Pharmaceuticals — 13.2%
Alcon, Inc.(b)	10,500	1,034,775
Amgen, Inc.(a)	2,670	174,164
Genentech, Inc.(a) (b)	16,400	1,341,520
Gilead Sciences, Inc.(a)	12,680	750,149
Medco Health Solutions, Inc.(a)	7,950	455,376
Teva Pharmaceutical Sponsored ADR (Israel)	28,500	900,315
		4,656,299

	Number of Shares	Market Value
Prepackaged Software — 0.6%
Microsoft Corp.	8,400	$195,720
Restaurants — 1.6%
McDonald's Corp.	16,600	557,760
Retail — 4.3%
Lowe's Companies, Inc.	11,970	726,220
Target Corp.	12,300	601,101
Walgreen Co.	4,500	201,780
		1,529,101
TOTAL EQUITIES (Cost $34,274,739)		34,937,543
	Principal Amount
SHORT-TERM INVESTMENTS — 8.2%
Cash Equivalents — 7.7%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$29,594	29,594
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	29,594	29,594
American Beacon Money Market Fund(c)	30,182	30,182
Bank of America 5.270% 07/14/2006	59,186	59,186
Bank of America 5.310% 03/08/2007	59,186	59,186
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	59,185	59,185
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	59,185	59,185
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	88,778	88,778
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	106,534	106,534
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	59,185	59,185
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	59,185	59,185

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	$147,964	$147,964
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	76,941	76,941
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	47,111	47,111
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	71,023	71,023
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	59,185	59,185
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	59,185	59,185
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	59,185	59,185
Freddie Mac Discount Note 5.191% 07/25/2006	35,321	35,321
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	41,430	41,430
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	59,185	59,185
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	207,149	207,149
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	70,266	70,266
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	59,185	59,185
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	59,185	59,185
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	76,941	76,941
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	88,778	88,778
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	198,420	198,420

	Principal Amount	Market Value
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	$100,615	$100,615
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	165,719	165,719
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	88,778	88,778
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	88,778	88,778
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	59,185	59,185
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	59,185	59,185
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	29,593	29,593
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	59,185	59,185
		2,707,286
Repurchase Agreement — 0.5%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	191,168	191,168
TOTAL SHORT-TERM INVESTMENTS (Cost $2,898,454)		2,898,454
TOTAL INVESTMENTS — 106.9% (Cost $37,173,193)(f)		37,835,997
Other Assets/ (Liabilities) — (6.9%)		(2,457,531)
NET ASSETS — 100.0%		$35,378,466

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $191,228. Collateralized by U.S. Government Agency obligations with a rate of 7.125%, maturity date of 06/25/2030, and an aggregate market value, including accrued interest, of $200,726.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.4%
COMMON STOCK
Advertising — 0.2%
Monster Worldwide, Inc.(a)	29,700	$1,267,002
Aerospace & Defense — 1.3%
Boeing Co.	48,000	3,931,680
General Dynamics Corp.	25,200	1,649,592
Goodrich Corp.	52,900	2,131,341
Northrop Grumman Corp.	30,000	1,921,800
United Technologies Corp.	18,200	1,154,244
		10,788,657
Apparel, Textiles & Shoes — 1.0%
Abercrombie & Fitch Co. Cl. A	6,800	376,924
AnnTaylor Stores Corp.(a)	21,500	932,670
bebe stores, Inc.(b)	13,800	212,796
Chico's FAS, Inc.(a)	82,700	2,231,246
Claire's Stores, Inc.	63,400	1,617,334
Liz Claiborne, Inc.	8,400	311,304
Nordstrom, Inc.	65,900	2,405,350
Timberland Co. Cl. A(a)	7,200	187,920
		8,275,544
Automotive & Parts — 0.7%
AutoNation, Inc.(a)	102,000	2,186,880
Harley-Davidson, Inc.	36,000	1,976,040
Paccar, Inc.(b)	17,700	1,458,126
		5,621,046
Banking, Savings & Loans — 1.8%
Fannie Mae	53,000	2,549,300
Golden West Financial Corp.	5,600	415,520
JP Morgan Chase & Co.	157,200	6,602,400
Mellon Financial Corp.	73,000	2,513,390
State Street Corp.	56,300	3,270,467
		15,351,077
Beverages — 1.5%
Anheuser-Busch Cos., Inc.	26,400	1,203,576
Brown-Forman Corp. Cl. B	3,800	272,422
The Coca-Cola Co.	242,000	10,410,840
The Pepsi Bottling Group, Inc.	6,600	212,190
		12,099,028
Broadcasting, Publishing & Printing — 0.1%
Univision Communications, Inc. Cl. A(a)	16,400	549,400

	Number of Shares	Market Value
Building Materials & Construction — 0.4%
Martin Marietta Materials, Inc.	29,500	$2,688,925
Masco Corp.(b)	29,100	862,524
		3,551,449
Commercial Services — 3.2%
Allied Waste Industries, Inc.(a)	19,400	220,384
Equifax, Inc.	23,900	820,726
Fastenal Co.	53,900	2,171,631
Fluor Corp.	13,900	1,291,727
Global Payments, Inc.	26,300	1,276,865
Iron Mountain, Inc.(a)	7,600	284,088
ITT Educational Services, Inc.(a)	17,000	1,118,770
Jacobs Engineering Group, Inc.(a)	800	63,712
Manpower, Inc.	13,300	859,180
MoneyGram International, Inc.	24,200	821,590
Moody's Corp.	124,400	6,774,824
Paychex, Inc.	71,200	2,775,376
Pharmaceutical Product Development, Inc.	35,200	1,236,224
Quest Diagnostics, Inc.	32,400	1,941,408
Rent-A-Center, Inc.(a)	32,900	817,894
Robert Half International, Inc.(b)	49,300	2,070,600
Ryder System, Inc.	9,800	572,614
Waste Management, Inc.	30,700	1,101,516
Weight Watchers International, Inc.	14,800	605,172
		26,824,301
Communications — 2.5%
Harris Corp.	28,900	1,199,639
Network Appliance, Inc.(a)	9,000	317,700
Qualcomm, Inc.	474,300	19,005,201
Tellabs, Inc.(a)	46,900	624,239
		21,146,779
Communications Equipment — 1.4%
Motorola, Inc.	590,900	11,906,635
Computer Integrated Systems Design — 0.0%
Computer Sciences Corp.(a)	4,800	232,512
Computer Programming Services — 0.1%
Ceridian Corp.(a)	42,700	1,043,588
Computers & Information — 2.0%
CDW Corp.	15,400	841,610

	Number of Shares	Market Value
Dell, Inc.(a) (b)	298,500	$7,286,385
International Business Machines Corp.	47,500	3,648,950
International Game Technology	78,300	2,970,702
Lexmark International, Inc.(a)	27,800	1,552,074
		16,299,721
Computers & Office Equipment — 1.9%
Hewlett-Packard Co.	471,100	14,924,448
Pitney Bowes, Inc.	20,600	850,780
		15,775,228
Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.	32,100	1,922,790
Data Processing & Preparation — 0.8%
Affiliated Computer Services, Inc. Cl. A(a)	26,700	1,377,987
First Data Corp.	81,200	3,657,248
Fiserv, Inc.(a)	19,000	861,840
Total System Services, Inc.(b)	28,600	550,550
		6,447,625
Electrical Equipment & Electronics — 5.6%
American Power Conversion Corp.(b)	11,200	218,288
Avnet, Inc.(a)	11,800	236,236
AVX Corp.(b)	18,000	284,220
Broadcom Corp. Cl. A(a)	166,600	5,006,330
Emerson Electric Co.	93,300	7,819,473
Energizer Holdings, Inc.(a)	5,600	327,992
General Electric Co.	98,900	3,259,744
Intel Corp.	273,800	5,188,510
Intersil Corp. Cl. A	35,400	823,050
Johnson Controls, Inc.	29,800	2,450,156
Lincoln Electric Holdings, Inc.	9,500	595,175
Microchip Technology, Inc.	52,800	1,771,440
Micron Technology, Inc.(a)	56,800	855,408
National Semiconductor Corp.	117,200	2,795,220
Nvidia Corp.(a)	116,400	2,478,156
Rockwell Automation, Inc.	42,100	3,031,621
Texas Instruments, Inc.	289,800	8,778,042
Wesco International, Inc.(a)	13,300	887,908
		46,806,969

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Energy — 4.1%
Anadarko Petroleum Corp.	56,500	$2,694,485
BJ Services Co.(b)	100,300	3,737,178
ConocoPhillips	54,137	3,547,598
Exxon Mobil Corp.	211,500	12,975,525
Helmerich & Payne, Inc.	700	42,182
Hess Corp.(b)	35,500	1,876,175
Marathon Oil Corp.	43,600	3,631,880
Occidental Petroleum Corp.	22,500	2,307,375
Questar Corp.	3,100	249,519
Sunoco, Inc.	44,000	3,048,760
		34,110,677
Financial Services — 5.1%
The Bear Stearns Cos., Inc.	14,200	1,989,136
Chicago Mercantile Exchange Holdings, Inc.	3,900	1,915,485
E*TRADE Financial Corp.(a)	174,500	3,982,090
Federated Investors, Inc. Cl. B	46,200	1,455,300
Franklin Resources, Inc.	11,200	972,272
The Goldman Sachs Group, Inc.	72,800	10,951,304
Investment Technology Group, Inc.(a)	16,800	854,448
Lehman Brothers Holdings, Inc.	68,000	4,430,200
Merrill Lynch & Co., Inc.	93,200	6,482,992
Raymond James Financial, Inc.	7,200	217,944
The Charles Schwab Corp.	433,300	6,924,134
TD Ameritrade Holding Corp.	149,300	2,211,133
		42,386,438
Food Retailers — 1.6%
Starbucks Corp.(a)	322,000	12,158,720
SuperValu, Inc.	48,100	1,476,670
		13,635,390
Foods — 1.7%
Archer-Daniels-Midland Co.	105,400	4,350,912
Dean Foods Co.(a)	32,300	1,201,237
Heinz (H. J.) Co.	5,700	234,954
The Kroger Co.	267,300	5,843,178
Sara Lee Corp.	53,700	860,274
Sysco Corp.	45,700	1,396,592
		13,887,147
Healthcare — 5.1%
Caremark Rx, Inc.	65,500	3,266,485
Coventry Health Care, Inc.(a)	13,800	758,172
Express Scripts, Inc.(a)	154,700	11,098,178

	Number of Shares	Market Value
HCA, Inc.	5,100	$220,065
Health Management Associates, Inc. Cl. A	27,300	538,083
Health Net, Inc.(a)	85,000	3,839,450
Humana, Inc.(a)	31,500	1,691,550
IDEXX Laboratories, Inc.(a)	5,700	428,241
Lincare Holdings, Inc.(a)	72,100	2,728,264
UnitedHealth Group, Inc.	398,252	17,833,725
Universal Health Services, Inc. Cl. B	5,200	261,352
		42,663,565
Heavy Machinery — 0.1%
Cameron International Corp.(a)	22,300	1,065,271
Home Construction, Furnishings & Appliances — 0.9%
Centex Corp.	14,800	744,440
Harman International Industries, Inc.	10,800	921,996
HNI Corp.(b)	9,600	435,360
Lennar Corp. Cl. A	18,700	829,719
Mohawk Industries, Inc.(a) (b)	16,400	1,153,740
NVR, Inc.(a)	1,500	736,875
The Ryland Group, Inc.	13,200	575,124
Whirlpool Corp.	25,745	2,127,824
		7,525,078
Household Products — 1.4%
Corning, Inc.(a)	405,600	9,811,464
Newell Rubbermaid, Inc.(b)	59,200	1,529,136
		11,340,600
Industrial – Diversified — 1.0%
Danaher Corp.	45,900	2,952,288
Illinois Tool Works, Inc.	71,800	3,410,500
ITT Industries, Inc.	39,300	1,945,350
		8,308,138
Information Retrieval Services — 1.1%
Google, Inc. Cl. A(a)	22,100	9,267,193
Insurance — 6.6%
Aetna, Inc.	6,400	255,552
AFLAC, Inc.	173,300	8,032,455
Ambac Financial Group, Inc.	14,000	1,135,400
American International Group, Inc.	317,600	18,754,280
Aon Corp.	87,000	3,029,340
W.R. Berkley Corp.	57,400	1,959,062
Brown & Brown, Inc.	30,800	899,976
Chubb Corp.	35,400	1,766,460

	Number of Shares	Market Value
The Hanover Insurance Group, Inc.	4,900	$232,554
Lincoln National Corp.	19,700	1,111,868
Loews Corp.	82,200	2,913,990
MBIA, Inc.(b)	12,600	737,730
Old Republic International Corp.	12,200	260,714
The PMI Group, Inc.	26,400	1,176,912
Progressive Corp.	269,100	6,918,561
Prudential Financial, Inc.	5,300	411,810
Radian Group, Inc.	9,500	586,910
St. Paul Travelers Cos.	107,100	4,774,518
		54,958,092
Internet Content — 0.3%
BEA Systems, Inc.(a)	177,300	2,320,857
Machinery & Components — 2.8%
Baker Hughes, Inc.	95,600	7,824,860
Caterpillar, Inc.	141,300	10,524,024
Cummins, Inc.(b)	16,900	2,066,025
Flowserve Corp.(a)	20,300	1,155,070
FMC Technologies, Inc.(a)	12,800	863,488
Parker Hannifin Corp.	11,000	853,600
		23,287,067
Manufacturing — 0.8%
American Standard Cos., Inc.	27,800	1,202,906
Applied Materials, Inc.	115,100	1,873,828
Lam Research Corp.(a)	6,000	279,720
Millipore Corp.(a) (b)	15,300	963,747
Terex Corp.(a)	23,600	2,329,320
		6,649,521
Medical Supplies — 3.3%
Agilent Technologies, Inc.(a)	212,400	6,703,344
Allergan, Inc.	65,700	7,046,982
Applera Corp. - Applied Biosystems Group	78,900	2,552,415
Baxter International, Inc.	27,300	1,003,548
Henry Schein, Inc.(a)	20,300	948,619
Medtronic, Inc.	39,300	1,843,956
Mentor Corp.	20,300	883,050
Respironics, Inc.(a)	39,200	1,341,424
Stryker Corp.	21,100	888,521
Techne Corp.(a)	17,800	906,376
Varian Medical Systems, Inc.(a)	63,500	3,006,725
		27,124,960
Metals & Mining — 1.0%
Crane Co.	7,300	303,680
Nucor Corp.	109,600	5,945,800
Reliance Steel & Aluminum Co.	24,700	2,048,865
		8,298,345

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pharmaceuticals — 14.4%
Abbott Laboratories	59,900	$2,612,239
AmerisourceBergen Corp.	60,400	2,531,968
Amgen, Inc.(a)	68,100	4,442,163
Barr Pharmaceuticals, Inc.(a)	44,400	2,117,436
Biogen Idec, Inc.(a)	19,700	912,701
Bristol-Myers Squibb Co.	130,300	3,369,558
Cardinal Health, Inc.	73,200	4,708,956
Celgene Corp.(a)	42,400	2,011,032
Endo Pharmaceuticals Holdings, Inc.(a)	35,300	1,164,194
Forest Laboratories, Inc.(a)	223,700	8,654,953
Genentech, Inc.(a)	217,900	17,824,220
Gilead Sciences, Inc.(a)	33,300	1,970,028
Johnson & Johnson	130,400	7,813,568
King Pharmaceuticals, Inc.(a)	52,900	899,300
McKesson Corp.	115,700	5,470,296
Merck & Co., Inc.	749,000	27,286,070
Omnicare, Inc.(b)	34,500	1,635,990
Pfizer, Inc.	906,500	21,275,555
Wyeth	74,400	3,304,104
		120,004,331
Prepackaged Software — 1.1%
BMC Software, Inc.(a)	84,300	2,014,770
Cerner Corp.(a) (b)	30,200	1,120,722
Citrix Systems, Inc.(a)	65,200	2,617,128
DST Systems, Inc.(a) (b)	24,100	1,433,950
Fair Isaac Corp.(b)	30,800	1,118,348
Microsoft Corp.	29,500	687,350
		8,992,268
Restaurants — 0.6%
Applebee's International, Inc.	47,800	918,716
Brinker International, Inc.(b)	29,400	1,067,220
Darden Restaurants, Inc.	37,400	1,473,560
Sonic Corp.(a)	27,450	570,685
Wendy's International, Inc.	23,900	1,393,131
		5,423,312
Retail — 13.6%
Advance Auto Parts, Inc.	72,300	2,089,470
AutoZone, Inc.(a)	23,900	2,107,980
Bed Bath & Beyond, Inc.(a)	103,000	3,416,510
Best Buy Co., Inc.	67,100	3,679,764
BJ's Wholesale Club, Inc.(a)	17,500	496,125
Circuit City Stores, Inc.	57,900	1,576,038
Costco Wholesale Corp.(b)	64,000	3,656,320
Dollar General Corp.(b)	96,100	1,343,478
Dollar Tree Stores, Inc.(a) (b)	42,100	1,115,650
Family Dollar Stores, Inc.	8,200	200,326
The Home Depot, Inc.	850,100	30,425,079

	Number of Shares	Market Value
Lowe's Companies, Inc.	338,400	$20,530,728
Men's Wearhouse, Inc.	27,600	836,280
Office Depot, Inc.(a)	173,900	6,608,200
O'Reilly Automotive, Inc.(a)	59,600	1,858,924
Staples, Inc.	133,400	3,244,288
Tiffany & Co.	60,400	1,994,408
The TJX Cos., Inc.	66,900	1,529,334
Walgreen Co.	220,700	9,896,188
Wal-Mart Stores, Inc.(b)	343,000	16,522,310
		113,127,400
Telephone Utilities — 0.7%
ADTRAN, Inc.	42,000	942,060
BellSouth Corp.	103,400	3,743,080
CenturyTel, Inc.	8,500	315,775
Qwest Communications International, Inc.(a) (b)	120,700	976,463
		5,977,378
Tobacco — 1.0%
Altria Group, Inc.	108,900	7,996,527
UST, Inc.	9,400	424,786
		8,421,313
Transportation — 4.4%
Burlington Northern Santa Fe Corp.	82,200	6,514,350
Expeditors International of Washington, Inc.	119,800	6,709,998
FedEx Corp.	97,500	11,393,850
Landstar System, Inc.	8,700	410,901
Norfolk Southern Corp.	47,500	2,527,950
Polaris Industries, Inc.	300	12,990
Robinson (C.H.) Worldwide, Inc.	105,500	5,623,150
Thor Industries, Inc.(b)	25,000	1,211,250
Union Pacific Corp.	19,900	1,849,904
		36,254,343
TOTAL EQUITIES (Cost $823,582,801)		810,938,035
RIGHTS — 0.0%
Computers & Information
Seagate Technology(c)	66,000	0
TOTAL RIGHTS (Cost $0)		0
TOTAL LONG TERM INVESTMENTS (Cost $823,582,801)		810,938,035

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 5.9%
Cash Equivalents — 3.0%(f)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$266,085	$266,085
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	266,085	266,085
American Beacon Money Market Fund(d)	271,384	271,384
Bank of America 5.270% 07/14/2006	532,169	532,169
Bank of America 5.310% 03/08/2007	532,169	532,169
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	532,169	532,169
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	532,169	532,169
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	798,255	798,255
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	957,906	957,906
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	532,169	532,169
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	532,169	532,169
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	1,330,424	1,330,424
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	691,821	691,821
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	423,600	423,600
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	638,604	638,604
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	532,170	532,170
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	532,170	532,170

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	$532,170	$532,170
Freddie Mac Discount Note 5.191% 07/25/2006	317,590	317,590
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	372,519	372,519
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	532,170	532,170
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	1,862,594	1,862,594
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	631,798	631,798
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	532,170	532,170
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	532,169	532,169
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	691,821	691,821
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	798,255	798,255
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	1,784,102	1,784,102
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	904,689	904,689
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	1,490,075	1,490,075
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	798,255	798,255
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	798,255	798,255
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	532,170	532,170
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	532,170	532,170

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	$266,085	$266,085
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	532,170	532,170
		24,342,745
Repurchase Agreement — 2.8%
Investors Bank & Trust Company Repurchase Agreement, dated 6/30/2006, 3.75%, due 7/03/2006, 3.75%, due 07/03/2006(g)	23,315,589	23,315,589
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(e) 4.520% 08/24/2006	1,000,000	993,221
TOTAL SHORT-TERM INVESTMENTS (Cost $48,651,555)		48,651,555
TOTAL INVESTMENTS — 103.3% (Cost $872,234,356)(h)		859,589,590
Other Assets/ (Liabilities) — (3.3%)		(27,264,886)
NET ASSETS — 100.0%		$832,324,704

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Amount represents shares owned of the fund.

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $23,322,875. Collateralized by a U.S. Government Agency obligation with a rate of 5.549%, maturity date of 05/15/2036, and an aggregate market value, including accrued interest, of $24,481,368.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK
Chemicals — 0.5%
Praxair, Inc.	55,000	$2,970,000
Commercial Services — 14.7%
Apollo Group, Inc. Cl. A(a)	504,500	26,067,515
eBay, Inc.(a)	1,198,500	35,104,065
Iron Mountain, Inc.(a)	175,000	6,541,500
Moody's Corp.	383,500	20,885,410
Paychex, Inc.	70,000	2,728,600
Weight Watchers International, Inc.	40,000	1,635,600
		92,962,690
Communications — 6.4%
America Movil SA de CV Sponsored ADR Series L (Mexico)	369,100	12,276,266
Qualcomm, Inc.	650,200	26,053,514
XM Satellite Radio Holdings, Inc. Cl. A(a)	130,000	1,904,500
		40,234,280
Computers & Information — 3.4%
Apple Computer, Inc.(a)	226,700	12,949,104
International Game Technology	77,000	2,921,380
SanDisk Corp.(a)	55,000	2,803,900
Seagate Technology(a)	125,000	2,830,000
		21,504,384
Cosmetics & Personal Care — 0.4%
The Procter & Gamble Co.	50,000	2,780,000
Data Processing & Preparation — 0.5%
First Data Corp.	70,000	3,152,800
Energy — 2.5%
Schlumberger Ltd.	243,600	15,860,796
Financial Services — 6.3%
Chicago Mercantile Exchange Holdings, Inc.	65,200	32,022,980
IntercontinentalExchange, Inc.(a)	130,800	7,578,552
		39,601,532
Food Retailers — 7.9%
Starbucks Corp.(a)	1,318,100	49,771,456
Healthcare — 0.5%
UnitedHealth Group, Inc.	65,000	2,910,700

	Number of Shares	Market Value
Information Retrieval Services — 12.2%
Google, Inc. Cl. A(a)	132,500	$55,561,225
Yahoo!, Inc.(a)	644,300	21,261,900
		76,823,125
Lodging — 0.4%
MGM Mirage(a)	65,000	2,652,000
Medical Supplies — 14.0%
Allergan, Inc.	244,100	26,182,166
Intuitive Surgical, Inc.(a)	76,400	9,012,908
Medtronic, Inc.	235,100	11,030,892
Patterson Cos., Inc.(a)	211,400	7,384,202
Stryker Corp.	304,700	12,830,917
Varian Medical Systems, Inc.(a)	226,700	10,734,245
Zimmer Holdings, Inc.(a)	191,700	10,873,224
		88,048,554
Pharmaceuticals — 15.1%
Abraxis BioScience, Inc.(a)	237,300	5,657,232
Genentech, Inc.(a)	502,600	41,112,680
Genzyme Corp.(a)	423,900	25,879,095
Teva Pharmaceutical Sponsored ADR (Israel)	720,700	22,766,913
		95,415,920
Prepackaged Software — 2.9%
Intuit, Inc.(a)	50,000	3,019,500
NAVTEQ Corp.(a)	45,000	2,010,600
Red Hat, Inc.(a)	566,200	13,249,080
		18,279,180
Retail — 9.9%
Bed Bath & Beyond, Inc.(a)	327,400	10,859,858
Lowe's Companies, Inc.	379,100	22,999,997
Staples, Inc.	130,000	3,161,600
Walgreen Co.	499,400	22,393,096
Wal-Mart Stores, Inc.	60,000	2,890,200
		62,304,751
Telephone Utilities — 0.4%
Sprint Nextel Corp.	120,000	2,398,800
Transportation — 1.0%
Expeditors International of Washington, Inc.	56,000	3,136,560
United Parcel Service, Inc. Cl. B	40,000	3,293,200
		6,429,760
TOTAL EQUITIES (Cost $578,046,398)		624,100,728

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, 3.75%, due 07/03/2006(b)	$7,483,680	$7,483,680
TOTAL SHORT-TERM INVESTMENTS (Cost $7,483,680)		7,483,680
TOTAL INVESTMENTS — 100.2% (Cost $585,530,078)(c)		631,584,408
Other Assets/ (Liabilities) — (0.2%)		(1,524,795)
NET ASSETS — 100.0%		$630,059,613

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Maturity value of $7,486,018. Collaterized by a U.S. Government Agency obligation with a rate of 3.75%, maturity date of 06/01/2033, and an aggregate market value, including accrued interest, of $7,857,864.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 101.3%
COMMON STOCK
Advertising — 0.8%
Lamar Advertising Co.(a)	3,245	$174,830
Monster Worldwide, Inc.(a)	4,988	212,788
		387,618
Apparel, Textiles & Shoes — 0.5%
Ross Stores, Inc.	5,403	151,554
Urban Outfitters, Inc.(a) (b)	6,758	118,197
		269,751
Automotive & Parts — 1.1%
Paccar, Inc.(b)	7,116	586,216
Broadcasting, Publishing & Printing — 2.7%
Comcast Corp. Cl. A(a) (b)	36,502	1,195,075
Liberty Global, Inc. Cl. A(a)	9,037	194,296
		1,389,371
Commercial Services — 5.5%
Akamai Technologies, Inc.(a)	5,611	203,062
Apollo Group, Inc. Cl. A(a)	6,685	345,414
Cintas Corp.	7,691	305,794
eBay, Inc.(a)	40,153	1,176,081
Fastenal Co.	5,483	220,910
Paychex, Inc.	13,819	538,665
		2,789,926
Communications — 10.7%
EchoStar Communications Corp. Cl. A(a)	8,141	250,824
Millicom International Cellular SA(a) (b)	3,800	172,634
Network Appliance, Inc.(a) (b)	14,923	526,782
NTL, Inc.(b)	11,993	298,626
Qualcomm, Inc.	77,214	3,093,965
Research In Motion Ltd.(a)	7,064	492,855
Sirius Satellite Radio, Inc.(a) (b)	58,075	275,856
Tellabs, Inc.(a)	9,900	131,769
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	10,281	150,617
		5,393,928
Communications Equipment — 0.3%
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)	4,210	139,098

	Number of Shares	Market Value
Computer Integrated Systems Design — 1.5%
Autodesk, Inc.(a)	9,195	$316,860
Cadence Design Systems, Inc.(a)	11,291	193,641
Sun Microsystems, Inc.(a)	58,194	241,505
		752,006
Computer Programming Services — 1.1%
Cognizant Technology Solutions Corp. Cl. A(a)	5,207	350,796
VeriSign, Inc.(a) (b)	8,781	203,456
		554,252
Computer Related Services — 1.0%
Checkfree Corp.(a) (b)	3,365	166,769
IAC/InterActiveCorp(a) (b)	12,605	333,906
		500,675
Computers & Information — 11.2%
Apple Computer, Inc.(a)	45,351	2,590,449
CDW Corp.	3,129	171,000
Cisco Systems, Inc.(a)	83,336	1,627,552
Comverse Technology, Inc.(a) (b)	8,106	160,256
Dell, Inc.(a)	32,168	785,221
SanDisk Corp.(a) (b)	6,880	350,742
		5,685,220
Data Processing & Preparation — 0.7%
Fiserv, Inc.(a)	8,421	381,977
Electrical Equipment & Electronics — 12.4%
Altera Corp.(a)	19,306	338,820
American Power Conversion Corp.	7,389	144,012
ATI Technologies, Inc.(a) (b)	9,567	139,678
Broadcom Corp. Cl. A(a)	16,278	489,154
Flextronics International Ltd.(a)	23,918	254,009
Garmin Ltd.	3,879	409,002
Intel Corp.	77,827	1,474,822
JDS Uniphase Corp.(a) (b)	74,240	187,827
KLA-Tencor Corp.	9,247	384,398
Linear Technology Corp.	15,494	518,894
Marvell Technology Group Ltd.(a)	10,681	473,489
Maxim Integrated Products, Inc.	17,166	551,200
Microchip Technology, Inc.	6,847	229,717
Nvidia Corp.(a)	13,193	280,879
Xilinx, Inc.	17,379	393,634
		6,269,535

	Number of Shares	Market Value
Energy — 0.4%
Patterson-UTI Energy, Inc.(b)	6,646	$188,148
Food Retailers — 3.0%
Starbucks Corp.(a)	40,826	1,541,590
Healthcare — 1.0%
Express Scripts, Inc.(a)	4,948	354,970
Lincare Holdings, Inc.(a)	3,576	135,316
		490,286
Information Retrieval Services — 6.3%
Google, Inc. Cl. A(a)	4,971	2,084,489
Juniper Networks, Inc.(a) (b)	14,298	228,625
Yahoo!, Inc.(a)	25,846	852,918
		3,166,032
Internet Content — 0.4%
BEA Systems, Inc.(a)	13,960	182,736
Lodging — 0.6%
Wynn Resorts Ltd.(a) (b)	4,194	307,420
Machinery & Components — 0.5%
Joy Global, Inc.	4,672	243,364
Manufacturing — 1.5%
Applied Materials, Inc.	30,915	503,296
Lam Research Corp.(a)	5,583	260,279
		763,575
Medical Supplies — 1.8%
Biomet, Inc.	12,684	396,882
Dentsply International, Inc.	2,918	176,831
Intuitive Surgical, Inc.(a) (b)	1,371	161,737
Patterson Cos., Inc.(a) (b)	5,126	179,051
		914,501
Pharmaceuticals — 12.1%
Amgen, Inc.(a)	20,951	1,366,634
Amylin Pharmaceuticals, Inc.(a) (b)	4,538	224,041
Biogen Idec, Inc.(a)	14,258	660,573
Celgene Corp.(a)	13,165	624,416
Genzyme Corp.(a)	12,514	763,980
Gilead Sciences, Inc.(a)	17,098	1,011,518
MedImmune, Inc.(a)	10,178	275,824
Sepracor, Inc.(a) (b)	4,082	233,245
Sigma-Aldrich Corp.	2,499	181,527
Teva Pharmaceutical Sponsored ADR (Israel)	24,009	758,444
		6,100,202

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 14.8%
Activision, Inc.(a)	9,480	$107,882
Adobe Systems, Inc.(a) (b)	22,480	682,493
Check Point Software Technologies Ltd.(a)	9,318	163,810
Citrix Systems, Inc.(a)	8,300	333,162
Electronic Arts, Inc.(a)	11,739	505,247
Intuit, Inc.(a)	8,416	508,242
Microsoft Corp.	134,165	3,126,045
Oracle Corp.(a)	84,995	1,231,578
Red Hat, Inc.(a) (b)	6,893	161,296
Symantec Corp.(a)	41,668	647,521
		7,467,276
Retail — 5.9%
Amazon.com, Inc.(a) (b)	10,601	410,047
Bed Bath & Beyond, Inc.(a)	14,522	481,695
Costco Wholesale Corp.	9,533	544,620
Petsmart, Inc.	5,252	134,451
Sears Holdings Corp.(a) (b)	6,207	961,092
Staples, Inc.	18,719	455,246
		2,987,151
Retail – Grocery — 0.7%
Whole Foods Market, Inc.	5,266	340,394
Telephone Utilities — 0.6%
NII Holdings, Inc. Cl. B(a)	5,715	322,212
Transportation — 1.8%
Discovery Holding Co. Cl. A(a)	9,131	133,587
Expeditors International of Washington, Inc.	7,992	447,632
Robinson (C.H.) Worldwide, Inc.	6,372	339,628
		920,847
Travel — 0.4%
Expedia, Inc.(a)	13,448	201,317
TOTAL EQUITIES (Cost $47,340,370)		51,236,624
	Principal Amount
SHORT-TERM INVESTMENTS — 15.0%
Cash Equivalents — 14.6%(e)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$80,567	80,567
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	80,560	80,560

	Principal Amount	Market Value
American Beacon Money Market Fund(c)	$82,164	$82,164
Bank of America 5.270% 07/14/2006	161,119	161,119
Bank of America 5.310% 03/08/2007	161,119	161,119
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	161,119	161,119
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	161,119	161,119
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	241,679	241,679
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	290,015	290,015
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	161,119	161,119
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	161,119	161,119
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	402,799	402,799
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	209,455	209,455
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	128,249	128,249
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	193,343	193,343
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	161,119	161,119
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	161,119	161,119
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	161,119	161,119
Freddie Mac Discount Note 5.191% 07/25/2006	96,153	96,153
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	112,784	112,784

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	$161,119	$161,119
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	563,918	563,918
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	191,283	191,283
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	161,119	161,119
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	161,119	161,119
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	209,455	209,455
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	241,679	241,679
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	540,154	540,154
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	273,903	273,903
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	451,134	451,134
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	241,679	241,679
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	241,679	241,679
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	161,119	161,119
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	161,119	161,119
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	80,560	80,560
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	161,119	161,119
		7,369,997

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Bills — 0.4%
U.S. Treasury Bill(d) 4.658% 09/21/2006	$120,000	$118,695
U.S. Treasury Bill(d) 4.747% 09/21/2006	80,000	79,135
		197,830
TOTAL SHORT-TERM INVESTMENTS (Cost $7,567,827)		7,567,827
TOTAL INVESTMENTS — 116.3% (Cost $54,908,197)(f)		58,804,451
Other Assets/ (Liabilities) — (16.3%)		(8,223,390)
NET ASSETS — 100.0%		$50,581,061

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 95.7%
COMMON STOCK
Advertising — 1.9%
Catalina Marketing Corp.	413,330	$11,763,372
Harte-Hanks, Inc.	203,900	5,227,996
		16,991,368
Apparel, Textiles & Shoes — 0.8%
Jones Apparel Group, Inc.	232,850	7,402,301
Automotive & Parts — 1.0%
Federal Signal Corp.	366,700	5,551,838
Superior Industries International, Inc.(a)	164,600	3,010,534
		8,562,372
Banking, Savings & Loans — 8.7%
JP Morgan Chase & Co.	975,000	40,950,000
The South Financial Group, Inc.(a)	171,976	4,541,886
Washington Mutual, Inc.	700,000	31,906,000
		77,397,886
Beverages — 3.2%
The Pepsi Bottling Group, Inc.	800,000	25,720,000
PepsiAmericas, Inc.	109,800	2,427,678
		28,147,678
Broadcasting, Publishing & Printing — 8.3%
Cablevision Systems Corp. Cl. A	1,086,500	23,305,425
Liberty Global, Inc. Cl. A(b)	174,366	3,748,869
Liberty Global, Inc. Cl. C(b)	176,832	3,637,434
Liberty Media Holding Corp. Capital Cl. A(b)	160,000	13,403,200
Liberty Media Holding Corp. Interactive Cl. A(b)	7,625	131,608
Time Warner, Inc.	1,700,000	29,410,000
		73,636,536
Chemicals — 2.1%
Albemarle Corp.(a)	114,200	5,467,896
International Flavors & Fragrances, Inc.	170,900	6,022,516
The Valspar Corp.	279,700	7,386,877
		18,877,289
Commercial Services — 3.4%
ARAMARK Corp. Cl. B	150,200	4,973,122

	Number of Shares	Market Value
G&K Services, Inc. Cl. A	194,150	$6,659,345
MoneyGram International, Inc.	336,200	11,413,990
Quest Diagnostics, Inc.	75,900	4,547,928
Viad Corp.	78,500	2,457,050
		30,051,435
Computer Integrated Systems Design — 0.8%
Parametric Technology Corp.(b)	559,340	7,109,211
Computers & Information — 3.8%
CDW Corp.	75,900	4,147,935
Dell, Inc.(b)	1,200,000	29,292,000
		33,439,935
Computers & Office Equipment — 4.3%
Hewlett-Packard Co.	1,200,000	38,016,000
Data Processing & Preparation — 0.7%
IMS Health, Inc.	246,500	6,618,525
Electrical Equipment & Electronics — 10.4%
American Power Conversion Corp.(a)	682,600	13,303,874
Entegris, Inc.(b)	1,139,900	10,863,247
Flextronics International Ltd.(b)	450,300	4,782,186
Hubbell, Inc. Cl. B	191,300	9,115,445
Intel Corp.	1,600,000	30,320,000
National Semiconductor Corp.	1,000,000	23,850,000
		92,234,752
Entertainment & Leisure — 0.3%
International Speedway Corp. Cl. A	64,500	2,990,865
Financial Services — 4.4%
CapitalSource, Inc.(a)	302,346	7,093,037
Morgan Stanley	500,000	31,605,000
		38,698,037
Foods — 1.8%
Hain Celestial Group, Inc.(b)	410,000	10,561,600
Pilgrim's Pride Corp.(a)	206,200	5,319,960
		15,881,560
Healthcare — 0.7%
Universal Health Services, Inc. Cl. B	130,400	6,553,904

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 2.7%
Lennar Corp. Cl. A(a)	400,000	$17,748,000
Steelcase, Inc.(a)	379,200	6,237,840
		23,985,840
Industrial – Diversified — 4.5%
Carlisle Cos., Inc.(a)	85,700	6,796,010
Tyco International Ltd.	1,200,000	33,000,000
		39,796,010
Insurance — 2.9%
Ambac Financial Group, Inc.	40,950	3,321,045
Gallagher (Arthur J.) & Co.(a)	223,700	5,668,558
MBIA, Inc.(a)	115,350	6,753,743
UnumProvident Corp.(a)	322,300	5,843,299
White Mountains Insurance Group Ltd.(a)	8,480	4,129,760
		25,716,405
Machinery & Components — 2.3%
Dover Corp.	203,900	10,078,777
Pall Corp.(a)	301,100	8,430,800
Tennant Co.	44,100	2,217,348
		20,726,925
Medical Supplies — 5.3%
Baxter International, Inc.	900,000	33,084,000
Mettler-Toledo International, Inc.(b)	235,200	14,246,064
		47,330,064
Pharmaceuticals — 0.4%
Medco Health Solutions, Inc.(b)	61,700	3,534,176
Restaurants — 9.0%
CBRL Group, Inc.	98,369	3,336,676
McDonald's Corp.	1,150,000	38,640,000
Yum! Brands, Inc.	750,000	37,702,500
		79,679,176
Retail — 6.2%
Big Lots, Inc.(a) (b)	876,700	14,974,036
Dollar General Corp.	116,200	1,624,476
Tiffany & Co.	934,730	30,864,785
Zale Corp.(a) (b)	293,900	7,080,051
		54,543,348
Toys, Games — 0.4%
Hasbro, Inc.	184,900	3,348,539

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 5.4%
Carnival Corp.(a)	625,000	$26,087,500
Discovery Holding Co. Cl. A(a) (b)	1,500,000	21,945,000
		48,032,500
TOTAL EQUITIES (Cost $753,526,023)		849,302,637
	Principal Amount
SHORT-TERM INVESTMENTS — 18.3%
Cash Equivalents — 14.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$1,355,638	1,355,638
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	1,355,638	1,355,638
American Beacon Money Market Fund(c)	1,382,635	1,382,635
Bank of America 5.270% 07/14/2006	2,711,275	2,711,275
Bank of America 5.310% 03/08/2007	2,711,275	2,711,275
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	2,711,275	2,711,275
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	2,711,275	2,711,275
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	4,066,913	4,066,913
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	4,880,295	4,880,295
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	2,711,275	2,711,275
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	2,711,275	2,711,275
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	6,778,188	6,778,188
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	3,524,658	3,524,658
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	2,158,139	2,158,139

	Principal Amount	Market Value
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	$3,253,530	$3,253,530
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	2,711,275	2,711,275
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	2,711,275	2,711,275
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	2,711,275	2,711,275
Freddie Mac Discount Note 5.191% 07/25/2006	1,618,044	1,618,044
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	1,897,893	1,897,893
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	2,711,275	2,711,275
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	9,489,463	9,489,463
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	3,218,858	3,218,858
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	2,711,275	2,711,275
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	2,711,275	2,711,275
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	3,524,658	3,524,658
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	4,066,913	4,066,913
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	9,089,568	9,089,568
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	4,609,168	4,609,168
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	7,591,571	7,591,571
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	4,066,913	4,066,913

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	$4,066,913	$4,066,913
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	2,711,275	2,711,275
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	2,711,275	2,711,275
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	1,355,637	1,355,637
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	2,711,275	2,711,275
		124,020,358
Repurchase Agreement — 4.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	38,731,587	38,731,587
TOTAL SHORT-TERM INVESTMENTS (Cost $162,751,945)		162,751,945
TOTAL INVESTMENTS — 114.0% (Cost $916,277,968)(f)		1,012,054,582
Other Assets/ (Liabilities) — (14.0%)		(124,573,881)
NET ASSETS — 100.0%		$887,480,701

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $38,743,691. Collateralized by a U.S. Government Agency obligation with a rate of 5.749%, maturity date of 04/15/2023, and an aggregate market value, including accrued interest, of $40,668,167.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 96.1%
COMMON STOCK
Advertising — 0.1%
Catalina Marketing Corp.	300	$8,538
Aerospace & Defense — 0.7%
AAR Corp.(a)	500	11,115
Kaman Corp.	600	10,920
Orbital Sciences Corp.(a)	3,300	53,262
Triumph Group, Inc.(a)	200	9,600
		84,897
Air Transportation — 0.2%
ExpressJet Holdings, Inc.(a)	1,000	6,910
Forward Air Corp.	200	8,146
Republic Airways Holdings, Inc.(a)	100	1,702
SkyWest, Inc.	200	4,960
		21,718
Apparel, Textiles & Shoes — 2.7%
Albany International Corp. Cl. A	900	38,151
Brown Shoe Co., Inc.	1,250	42,600
The Buckle, Inc.	300	12,561
Charming Shoppes, Inc.(a)	2,600	29,224
Payless ShoeSource, Inc.(a)	2,400	65,208
Phillips-Van Heusen Corp.	1,700	64,872
Skechers U.S.A., Inc. Cl. A(a)	600	14,466
Wolverine World Wide, Inc.	1,600	37,328
		304,410
Automotive & Parts — 2.6%
A.O. Smith Corp.	200	9,272
Aftermarket Technology Corp.(a)	2,100	52,185
ArvinMeritor, Inc.	4,100	70,479
Commercial Vehicle Group, Inc.(a)	100	2,068
Federal Signal Corp.	1,600	24,224
Group 1 Automotive, Inc.	1,300	73,242
Modine Manufacturing Co.	900	21,024
Visteon Corp.(a)	5,200	37,492
		289,986
Banking, Savings & Loans — 15.6%
1st Source Corp.	1,400	47,362
Amcore Financial, Inc.	100	2,931
Bancfirst Corp.	700	31,325
Bank of Granite Corp.	2,400	49,992
Banner Corp.	1,500	57,810
Camden National Corp.	100	3,990

	Number of Shares	Market Value
Capitol Bancorp Ltd.	1,100	$42,845
Chemical Financial Corp.	100	3,060
Citizens Banking Corp.	2,700	65,907
Clifton Savings Bancorp, Inc.	1,000	10,830
Columbia Banking Systems, Inc.	400	14,952
Community Banks, Inc.	420	10,920
Community Trust Bancorp, Inc.	100	3,493
CompuCredit Corp.(a)	1,100	42,284
Corus Bankshares, Inc.	200	5,236
CVB Financial Corp.	200	3,132
Dime Community Bancshares	700	9,499
F.N.B. Corp.	3,100	48,887
Federal Agricultural Mortgage Corp. Cl. C	400	11,080
First Bancorp	6,500	60,450
First Charter Corp.	2,300	56,419
First Commonwealth Financial Corp.	100	1,270
First Indiana Corp.	800	20,824
First Merchants Corp.	700	17,017
First Midwest Bancorp, Inc.	800	29,664
First Niagara Financial Group, Inc.	2,100	29,442
First Place Financial Corp.	1,900	43,719
FirstFed Financial Corp.(a)	100	5,767
FNB Corp., VA	500	18,500
Franklin Bank Corp.(a)	2,500	50,475
Great Southern Bancorp, Inc.	800	24,424
Heartland Financial USA, Inc.	100	2,665
Horizon Financial Corp.	1,200	32,916
Independent Bank Corp.	1,100	28,930
Integra Bank Corp.	2,000	43,500
ITLA Capital Corp.	400	21,032
MAF Bancorp, Inc.	1,400	59,976
MainSource Financial Group, Inc.	600	10,458
MCG Capital Corp.	2,900	46,110
NASB Financial, Inc.	100	3,377
NetBank, Inc.	1,300	8,619
Oceanfirst Financial Corp.	200	4,444
Old National Bancorp	3,600	71,892
Omega Financial Corp.	1,400	43,834
Pacific Capital Bancorp	300	9,336
Partners Trust Financial Group, Inc.	2,200	25,102
Pennfed Financial Services, Inc.	800	14,920
Peoples Bancorp, Inc.	600	17,904

	Number of Shares	Market Value
PFF Bancorp, Inc.	200	$6,632
Provident Bankshares Corp.	700	25,473
Provident Financial Services, Inc.	3,100	55,645
R&G Financial Corp. Cl. B	2,700	23,193
Renasant Corp.	1,100	44,385
Republic Bancorp, Inc.	1,400	17,346
Sandy Spring Bancorp, Inc.	800	28,848
Santander BanCorp	1,000	24,620
SCBT Financial Corp.	300	10,695
Simmons First National Corp. Cl. A	900	26,109
Sterling Bancshares, Inc.	800	15,000
Susquehanna Bancshares, Inc.	1,700	40,630
TierOne Corp.	100	3,377
Trustmark Corp.	1,100	34,067
Union Bankshares Corp.	400	17,256
United Bankshares, Inc.	1,000	36,630
United Community Financial Corp.	4,700	56,400
WesBanco, Inc.	300	9,297
West Coast Bancorp	500	14,735
WSFS Financial Corp.	100	6,145
		1,765,004
Beverages — 0.4%
Boston Beer Co., Inc. Cl. A(a)	1,300	38,077
M&F Worldwide Corp.(a)	600	9,660
		47,737
Broadcasting, Publishing & Printing — 2.6%
American Greetings Corp. Cl. A	2,800	58,828
Citadel Broadcasting Corp.	3,200	28,480
Cox Radio, Inc. Cl. A(a)	4,100	59,122
Cumulus Media, Inc. Cl. A(a)	300	3,201
Emmis Communications Corp. Cl. A(a)	100	1,564
Entercom Communications Corp.	1,100	28,776
Entravision Communications Corp. Cl. A(a)	2,200	18,854
Gray Television, Inc.	2,100	12,159
Journal Register Co.	1,100	9,856
Lin TV Corp. Cl. A(a)	1,400	10,570
Reader's Digest Association	1,100	15,356
Salem Communications Corp. Cl. A	100	1,301
Scholastic Corp.(a)	1,600	41,552
		289,619

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Building Materials & Construction — 1.8%
Comfort Systems USA, Inc.	1,600	$22,864
Emcor Group, Inc.(a)	1,500	73,005
Granite Construction, Inc.	800	36,216
Texas Industries, Inc.	1,300	69,030
		201,115
Chemicals — 3.3%
Georgia Gulf Corp.	100	2,502
H.B. Fuller Co.	1,200	52,284
Hercules, Inc.(a)	4,100	62,566
Innospec, Inc.	2,300	58,466
Olin Corp.	200	3,586
OM Group, Inc.(a)	1,800	55,530
Schulman (A.), Inc.	200	4,578
TETRA Technologies, Inc.(a)	3,100	54,994
UAP Holding Corp.	1,800	39,258
Usec, Inc.	3,000	35,550
		369,314
Commercial Services — 5.8%
Celera Genomics Group - Applera Corp.(a)	200	2,590
Consolidated Graphics, Inc.(a)	400	20,824
Dollar Thrifty Automotive Group, Inc.(a)	100	4,507
Dycom Industries, Inc.(a)	100	2,129
Forrester Research, Inc.(a)	1,600	44,768
FTD Group, Inc.(a)	3,800	51,300
Harris Interactive, Inc.(a)	4,800	27,360
Ipass, Inc.(a)	1,000	5,600
John H. Harland Co.	1,400	60,900
Magellan Health Services, Inc.(a)	900	40,779
Marlin Business Services Corp.(a)	1,000	22,560
Maximus, Inc.	100	2,315
MPS Group, Inc.(a)	2,400	36,144
NCO Group, Inc.(a)	500	13,220
Pegasystems, Inc.	1,500	9,630
PRA International(a)	100	2,227
Regis Corp.	200	7,122
Rent-A-Center, Inc.(a)	200	4,972
SOURCECORP, Inc.(a)	700	17,353
Spherion Corp.(a)	4,400	40,128
Standard Parking Corp.(a)	400	10,832
Stewart Enterprises, Inc. Cl. A	5,100	29,325
The Standard Register Co.	1,600	18,960
Unifirst Corp.	200	6,900
Universal Compression Holdings, Inc.(a)	1,300	81,861
Vertrue, Inc.(a)	300	12,909
Volt Information Sciences, Inc.(a)	1,000	46,600

	Number of Shares	Market Value
Wright Express Corp.(a)	1,000	$28,740
		652,555
Communications — 1.7%
CT Communications, Inc.	2,500	57,175
Cubic Corp.	800	15,688
Ditech Networks, Inc.(a)	2,700	23,544
McData Corp. Cl. A(a)	1,400	5,712
Polycom, Inc.(a)	1,200	26,304
Standard Microsystems Corp.(a)	100	2,183
Sycamore Networks, Inc.(a)	3,500	14,210
Syniverse Holdings, Inc.(a)	100	1,470
Ulticom, Inc.(a)	3,900	40,833
UTStarcom, Inc.(a)	300	2,337
		189,456
Computer Integrated Systems Design — 1.1%
Adaptec, Inc.(a)	2,700	11,718
Brady Corp. Cl. A	1,400	51,576
Netscout Systems, Inc.(a)	3,600	32,112
Perot Systems Corp. Cl. A(a)	1,400	20,272
RadiSys Corp.(a)	400	8,784
		124,462
Computer Maintenance & Repair — 0.2%
Electronics for Imaging, Inc.(a)	1,200	25,056
Computer Programming Services — 0.2%
Ciber, Inc.(a)	1,200	7,908
Covansys Corp.(a)	500	6,285
RealNetworks, Inc.(a)	1,200	12,840
		27,033
Computer Related Services — 0.2%
Checkpoint Systems, Inc.(a)	500	11,105
RSA Security, Inc.(a)	500	13,595
		24,700
Computers & Information — 1.5%
Black Box Corp.	400	15,332
Cirrus Logic, Inc.(a)	1,200	9,768
Emulex Corp.(a)	1,500	24,405
Extreme Networks, Inc.(a)	2,100	8,736
Foundry Networks, Inc.(a)	1,400	14,924
Global Imaging Systems, Inc.(a)	300	12,384
Palm Inc.(a)	4,000	64,400
ProQuest Co.(a)	1,100	13,519
Quantum Corp.(a)	3,500	9,170
		172,638
Containers — 0.4%
Silgan Holdings, Inc.	1,200	44,412

	Number of Shares	Market Value
Data Processing & Preparation — 0.6%
CSG Systems International, Inc.(a)	2,400	$59,376
eFunds Corp.(a)	600	13,230
		72,606
Electric Utilities — 2.5%
Avista Corp.	1,200	27,396
Black Hills Corp.	400	13,732
CH Energy Group, Inc.	200	9,600
Cleco Corp.	1,500	34,875
Duquesne Light Holdings, Inc.	3,400	55,896
El Paso Electric Co.(a)	500	10,080
Idacorp, Inc.	700	24,003
NorthWestern Corp.	800	27,480
Portland General Electric Co.	200	4,994
Westar Energy, Inc.	3,600	79,200
		287,256
Electrical Equipment & Electronics — 6.4%
Agilysys, Inc.	2,600	46,800
AMIS Holdings, Inc.(a)	400	4,000
Anaren, Inc.(a)	1,300	26,637
Barnes Group, Inc.	2,200	43,890
Belden CDT, Inc.	1,500	49,575
CTS Corp.	3,700	55,093
Cymer, Inc.(a)	900	41,814
Electro Scientific Industries, Inc.(a)	500	8,995
Exar Corp.(a)	500	6,635
Genesis Microchip, Inc.(a)	700	8,092
Graftech International Ltd.(a)	300	1,740
Kopin Corp.(a)	3,500	12,635
Lattice Semiconductor Corp.(a)	300	1,854
Littelfuse, Inc.(a)	1,700	58,446
Methode Electronics, Inc.	700	7,357
MKS Instruments, Inc.(a)	3,000	60,360
Moog, Inc. Cl. A(a)	1,200	41,064
Newport Corp.(a)	800	12,896
Oplink Communications, Inc.(a)	1,100	20,141
Pericom Semiconductor Corp.(a)	1,200	9,960
Portalplayer, Inc.(a)	900	8,829
RF Micro Devices, Inc.(a)	2,500	14,925
Skyworks Solutions, Inc.(a)	6,700	36,917
Spectrum Brands, Inc.(a)	4,300	55,556
Technitrol, Inc.	900	20,835
Triquint Semiconductor, Inc.(a)	2,700	12,042
TTM Technologies, Inc.(a)	1,400	20,258
Zoran Corp.(a)	1,400	34,076
		721,422

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Electronics — 0.0%
Imation Corp.	100	$4,105
Energy — 4.0%
Alon USA Energy, Inc.	700	22,029
Bill Barrett Corp.(a)	1,100	32,571
Callon Petroleum Co.(a)	600	11,604
Giant Industries, Inc.(a)	400	26,620
Harvest Natural Resources, Inc.(a)	3,000	40,620
Houston Exploration Co.(a)	200	12,238
The Laclede Group, Inc.	900	30,924
Newpark Resources, Inc.(a)	1,600	9,840
Nicor, Inc.	300	12,450
Northwest Natural Gas Co.	700	25,921
Penn Virginia Corp.	700	48,916
Peoples Energy Corp.	1,000	35,910
Petrohawk Energy Corp.(a)	100	1,260
Remington Oil & Gas Corp.(a)	100	4,397
South Jersey Industries, Inc.	500	13,695
Southwest Gas Corp.	700	21,938
Stone Energy Corp.(a)	400	18,620
Swift Energy Co.(a)	700	30,051
Transmontaigne, Inc.(a)	600	6,726
Veritas DGC, Inc.(a)	1,000	51,580
		457,910
Entertainment & Leisure — 1.3%
Blockbuster, Inc. Cl. A(a)	900	4,482
JAKKS Pacific, Inc.(a)	600	12,054
Lakes Entertainment, Inc.(a)	1,000	12,090
Leapfrog Enterprises, Inc.(a)	1,500	15,150
Live Nation, Inc.(a)	3,000	61,080
Macrovision Corp.(a)	500	10,760
Multimedia Games, Inc.(a)	900	9,117
Steinway Musical Instruments, Inc.(a)	1,000	24,520
		149,253
Environmental Controls — 0.0%
Input/Output, Inc.(a)	200	1,890
Financial Services — 12.1%
Accredited Home Lenders Holding Co.(a)	500	23,905
American Financial Realty Trust	4,600	44,528
American Home Mortgage Investment Corp. REIT	1,500	55,290
Anthracite Capital, Inc. REIT	4,300	52,288
Anworth Mortgage Asset Corp.	300	2,490
Arbor Realty Trust, Inc. REIT	500	12,525
Capital Lease Funding, Inc. REIT	700	7,987
Capital Trust Cl. A REIT	1,200	42,744

	Number of Shares	Market Value
Chittenden Corp.	800	$20,680
DiamondRock Hospitality Co. REIT	4,300	63,683
Doral Financial Corp.	1,500	9,615
Education Realty Trust, Inc. REIT	900	14,985
The Enstar Group, Inc.(a)	200	18,438
Equity Inns, Inc. REIT	1,300	21,528
FelCor Lodging Trust, Inc.	3,200	69,568
Fieldstone Investment Corp. REIT	4,500	41,220
First Industrial Realty Trust, Inc.	700	26,558
Friedman Billings Ramsey Group, Inc. Cl. A	4,500	49,365
Glenborough Realty Trust, Inc.	2,800	60,312
Gramercy Capital Corp. REIT	1,700	44,030
Heritage Property Investment Trust REIT	400	13,968
Highland Hospitality Corp. REIT	3,400	47,872
Highwoods Properties, Inc.	1,000	36,180
IMPAC Mortgage Holdings, Inc. REIT	1,500	16,770
Innkeepers USA Trust	1,200	20,736
Kite Realty Group Trust REIT	800	12,472
Knight Capital Group, Inc. Cl. A(a)	1,000	15,230
LaBranche & Co., Inc.(a)	2,700	32,697
LTC Properties, Inc.	500	11,175
Medical Properties Trust, Inc. REIT	5,000	55,200
National Health Investors, Inc. REIT	500	13,445
Nationwide Health Properties, Inc. REIT	500	11,255
Novastar Financial, Inc.	500	15,805
Omega Healthcare Investors, Inc. REIT	100	1,322
Pennsylvania REIT	1,400	56,518
Piper Jaffray Cos.(a)	900	55,089
PS Business Parks, Inc. REIT	900	53,100
Senior Housing Properties Trust	3,800	68,058
Stifel Financial Corp.(a)	100	3,531
Strategic Hotels & Resorts, Inc.	1,600	33,184
SWS Group, Inc.	500	12,060
Trustreet Properties, Inc. REIT	4,100	54,079
Waddell & Reed Financial, Inc. Cl. A	700	14,392
Winston Hotels, Inc. REIT	3,400	41,650
		1,377,527

	Number of Shares	Market Value
Foods — 1.6%
Chiquita Brands International, Inc.	2,000	$27,560
Flowers Foods, Inc.	100	2,864
Hain Celestial Group, Inc.(a)	500	12,880
J&J Snack Foods Corp.	100	3,307
Pathmark Stores, Inc.(a)	1,000	9,410
Performance Food Group Co.(a)	1,500	45,570
Sensient Technologies Corp.	3,200	66,912
TreeHouse Foods, Inc.(a)	500	11,945
		180,448
Forest Products & Paper — 1.6%
BlueLinx Holdings, Inc.	2,500	32,575
Building Materials Holding Corp.	100	2,787
Greif, Inc. Cl. A	500	37,480
Rock-Tenn Co. Cl. A	3,200	51,040
United Stationers, Inc.(a)	1,200	59,184
		183,066
Healthcare — 0.5%
Alliance Imaging, Inc.(a)	800	5,120
Cross Country Healthcare, Inc.(a)	1,800	32,742
Kindred Healthcare, Inc.(a)	200	5,200
Odyssey Healthcare, Inc.(a)	900	15,813
		58,875
Heavy Machinery — 0.4%
Cascade Corp.	400	15,820
Lawson Products	100	3,942
Lindsay Manufacturing Co.	200	5,424
NACCO Industries, Inc. Cl. A	100	13,741
NN, Inc.	200	2,470
		41,397
Home Construction, Furnishings & Appliances — 0.7%
Furniture Brands International, Inc.	900	18,756
Kimball International, Inc. Cl. B	2,900	57,159
Palm Harbor Homes, Inc.(a)	100	1,759
		77,674
Household Products — 0.1%
Ferro Corp.	800	12,768
Industrial – Diversified — 0.4%
Blyth, Inc.	100	1,846
Nordson Corp.	800	39,344
		41,190

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Information Retrieval Services — 0.6%
Avocent Corp.(a)	1,500	$39,375
InfoSpace, Inc.(a)	1,300	29,471
		68,846
Insurance — 5.7%
21st Century Insurance Group	400	5,760
Affirmative Insurance Holdings, Inc.	2,900	45,385
Alfa Corp.	1,000	16,560
American Equity Investment Life Holding Co.	600	6,396
AMERIGROUP Corp.(a)	2,100	65,184
Argonaut Group, Inc.(a)	800	24,032
Clark, Inc.	200	2,640
Delphi Financial Group, Inc. Cl. A	600	21,816
Direct General Corp.	1,600	27,072
FBL Financial Group, Inc. Cl. A	1,700	55,080
Great American Financial Resources, Inc.	100	2,093
Harleysville Group, Inc.	800	25,376
Horace Mann Educators Corp.	800	13,560
NYMAGIC, Inc.	500	14,525
Odyssey Re Holdings Corp.	2,100	55,335
Ohio Casualty Corp.	2,100	62,433
The Phoenix Companies, Inc.	4,300	60,544
Safety Insurance Group, Inc.	1,000	47,550
SeaBright Insurance Holdings(a)	1,600	25,776
State Auto Financial Corp.	500	16,270
Triad Guaranty, Inc.(a)	1,200	58,656
		652,043
Lodging — 0.8%
Ameristar Casinos, Inc.	200	3,890
Great Wolf Resorts Inc.(a)	700	8,407
LaSalle Hotel Properties	400	18,520
Lodgian, Inc.(a)	600	8,550
Vail Resorts, Inc.(a)	1,300	48,230
		87,597
Machinery & Components — 1.2%
Asyst Technologies, Inc.(a)	3,000	22,590
Axcelis Technologies, Inc.(a)	3,300	19,470
Kadant, Inc.(a)	1,300	29,900
Regal-Beloit Corp.	500	22,075
Valmont Industries, Inc.	400	18,596
Woodward Governor Co.	900	27,459
		140,090

	Number of Shares	Market Value
Medical Supplies — 1.4%
Bio-Rad Laboratories, Inc. Cl. A(a)	500	$32,470
Coherent, Inc.(a)	700	23,611
Excel Technology, Inc.(a)	100	2,992
MTS Systems Corp.	300	11,853
Rofin-Sinar Technologies, Inc.(a)	400	22,988
Varian, Inc.(a)	500	20,755
Vital Signs, Inc.	800	39,624
		154,293
Metals & Mining — 1.6%
Castle (A.M.) & Co.	1,200	38,700
Circor International, Inc.	400	12,196
General Cable Corp.(a)	100	3,500
Gibraltar Industries, Inc.	2,100	60,900
Quanex Corp.	150	6,461
Stillwater Mining Co.(a)	1,400	17,752
Superior Essex, Inc.(a)	1,500	44,895
		184,404
Oil & Gas — 0.3%
WGL Holdings, Inc.	1,100	31,845
Pharmaceuticals — 2.0%
Albany Molecular Research, Inc.(a)	2,900	30,972
Alpharma, Inc. Cl. A	1,700	40,868
Martek Biosciences Corp.(a)	200	5,790
Maxygen, Inc.(a)	200	1,496
Molecular Devices Corp.(a)	1,100	33,616
NBTY, Inc.(a)	1,100	26,301
Perrigo Co.	3,500	56,350
Prestige Brands Holdings, Inc.(a)	2,700	26,919
Savient Pharmaceuticals, Inc.(a)	800	4,200
		226,512
Prepackaged Software — 2.5%
Altiris, Inc.(a)	1,000	18,040
Aspen Technology, Inc.(a)	4,800	62,976
Borland Software Corp.(a)	1,500	7,920
Brocade Communications Systems, Inc.(a)	4,300	26,402
Dendrite International, Inc.(a)	1,600	14,784
EPIQ Systems, Inc.(a)	600	9,984
Internet Security Systems, Inc.(a)	100	1,885
Keane, Inc.(a)	1,500	18,750
Magma Design Automation, Inc.(a)	2,900	21,315
Opnet Technologies, Inc.(a)	3,000	38,880

	Number of Shares	Market Value
SonicWALL, Inc.(a)	6,000	$53,940
Sybase, Inc.(a)	300	5,820
		280,696
Real Estate — 0.5%
Alderwoods Group, Inc.(a)	2,800	54,488
Restaurants — 1.1%
CEC Entertainment, Inc.(a)	500	16,060
Domino's Pizza, Inc.	700	17,318
Jack in the Box, Inc.(a)	500	19,600
Krispy Kreme Doughnuts, Inc.(a)	1,100	8,954
Landry's Restaurants, Inc.	500	16,225
Papa John's International, Inc.(a)	1,400	46,480
		124,637
Retail — 1.7%
99 Cents Only Stores(a)	2,000	20,920
Big Lots, Inc.(a)	4,100	70,028
Casey's General Stores, Inc.	400	10,004
Cash America International, Inc.	100	3,200
Central Garden & Pet Co.(a)	200	8,610
CSK Auto Corp.(a)	700	8,379
Genesco, Inc.(a)	100	3,387
Longs Drug Stores Corp.	800	36,496
Stride Rite Corp.	300	3,957
Systemax, Inc.(a)	1,600	12,480
Zale Corp.(a)	600	14,454
		191,915
Telephone Utilities — 1.3%
Cincinnati Bell, Inc.(a)	15,900	65,190
Fairpoint Communications, Inc.	200	2,880
General Communication, Inc. Cl. A(a)	3,800	46,816
Golden Telecom, Inc.	500	12,675
Iowa Telecommunications Services, Inc.	200	3,784
Mastec, Inc.(a)	400	5,284
TALK America Holdings, Inc.(a)	2,700	16,713
		153,342
Tobacco — 0.1%
Vector Group Ltd.	700	11,375
Transportation — 1.3%
Arkansas Best Corp.	500	25,105
Heartland Express, Inc.	1,900	33,991
Horizon Lines, Inc. Cl. A	3,200	51,264
SCS Transportation, Inc.(a)	300	8,259
Sirva, Inc.(a)	1,400	9,058

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Trico Marine Services, Inc.(a)	300	$10,200
Werner Enterprises, Inc.	700	14,189
		152,066
Water Companies — 0.7%
Pico Holdings, Inc.(a)	1,300	41,925
SJW Corp.	1,400	35,630
		77,555
TOTAL EQUITIES (Cost $11,079,790)		10,901,741
	Principal Amount
SHORT-TERM INVESTMENTS — 7.0%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(b)	$789,765	789,765
TOTAL SHORT-TERM INVESTMENTS (Cost $789,765)		789,765
TOTAL INVESTMENTS — 103.1% (Cost $11,869,555)(c)		11,691,506
Other Assets/ (Liabilities) — (3.1%)		(347,096)
NET ASSETS — 100.0%		$11,344,410

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Maturity value of 1,931,469. Collateralized by a U.S. Government Agency obligation with a rate of 7.625%, maturity date of 07/25/2025, and an aggregate market value, including accrued interest, of 2,027,409.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 95.6%
COMMON STOCK
Aerospace & Defense — 0.4%
Armor Holdings, Inc.(a)	27,525	$1,509,196
Orbital Sciences Corp.(a) (b)	113,950	1,839,153
		3,348,349
Air Transportation — 0.4%
Air Methods Corp.(a)	52,350	1,370,523
Continental Airlines, Inc. Cl. B(a) (b)	53,125	1,583,125
		2,953,648
Apparel, Textiles & Shoes — 2.4%
AnnTaylor Stores Corp.(a)	55,575	2,410,843
Brown Shoe Co., Inc.	57,250	1,951,080
Childrens Place(a) (b)	15,425	926,271
Culp, Inc.(a)	52,000	254,280
Guess ?, Inc.(a)	25,625	1,069,844
Hot Topic, Inc.(a) (b)	55,700	641,107
Phillips-Van Heusen Corp.	178,575	6,814,422
Too, Inc.(a)	48,525	1,862,875
Wolverine World Wide, Inc.	93,750	2,187,187
		18,117,909
Automotive & Parts — 1.1%
Accuride Corp.(a)	66,500	829,255
Aftermarket Technology Corp.(a)	56,075	1,393,464
Group 1 Automotive, Inc.	14,000	788,760
Myers Industries, Inc.	106,000	1,822,140
Winnebago Industries, Inc.(b)	112,700	3,498,208
		8,331,827
Banking, Savings & Loans — 8.9%
Advanta Corp. Cl. B	75,025	2,697,149
Astoria Financial Corp.	121,250	3,692,062
Bankunited Financial Corp. Cl. A	85,475	2,608,697
Central Pacific Financial Corp.	44,300	1,714,410
The Colonial BancGroup, Inc.	142,750	3,665,820
Financial Federal Corp.(b)	61,125	1,699,886
First Charter Corp.	51,200	1,255,936
First Midwest Bancorp, Inc.	52,875	1,960,605
First Republic Bank	131,400	6,018,120
Greater Bay Bancorp	72,400	2,081,500
Home Bancshares, Inc.(a) (b)	3,900	88,530

	Number of Shares	Market Value
Nelnet, Inc. Cl. A(a)	21,050	$853,577
NetBank, Inc.	113,500	752,505
Northwest Bancorp, Inc.	60,300	1,597,950
Oriental Financial Group, Inc.	37,348	476,560
Pacific Capital Bancorp	38,300	1,191,896
PFF Bancorp, Inc.	78,300	2,596,428
Prosperity Bancshares, Inc.	66,050	2,172,384
Provident Bankshares Corp.	46,250	1,683,037
Provident Financial Services, Inc.	116,800	2,096,560
Sterling Bancshares, Inc.	187,875	3,522,656
Sterling Financial Corp.	112,185	3,422,764
Student Loan Corp.	12,600	2,545,200
SVB Financial Group(a) (b)	101,400	4,609,644
Texas Regional Bancshares, Inc.	166,770	6,323,918
TierOne Corp.	62,950	2,125,821
United Bankshares, Inc.	43,000	1,575,090
United Community Banks, Inc.(b)	49,100	1,494,604
West Coast Bancorp	61,225	1,804,301
		68,327,610
Broadcasting, Publishing & Printing — 0.5%
CSS Industries, Inc.	62,400	1,794,000
Journal Register Co.	99,600	892,416
Saga Communications, Inc. Cl. A(a)	113,200	1,025,592
		3,712,008
Building Materials & Construction — 1.3%
Andersons Inc. (The)(b)	18,550	771,865
Eagle Materials, Inc.	32,450	1,541,375
ElkCorp	44,300	1,230,211
Emcor Group, Inc.(a)	57,025	2,775,407
Florida Rock Industries, Inc.(b)	77,000	3,824,590
		10,143,448
Chemicals — 3.3%
Airgas, Inc.	97,800	3,643,050
Arch Chemicals, Inc.	83,900	3,024,595
Church & Dwight, Inc.	43,475	1,583,359
H.B. Fuller Co.	46,425	2,022,737
Innospec, Inc.	75,200	1,911,584
MacDermid, Inc.	93,500	2,692,800
OM Group, Inc.(a)	62,325	1,922,726
Pioneer Cos., Inc.(a)	40,325	1,100,066
The Scotts Miracle-Gro Co.	47,500	2,010,200
Symyx Technologies, Inc.(a)	63,500	1,533,525
The Valspar Corp.	44,300	1,169,963

	Number of Shares	Market Value
West Pharmaceutical Services, Inc.(b)	76,700	$2,782,676
		25,397,281
Commercial Services — 10.0%
Aaron Rents, Inc.(b)	218,200	5,865,216
Aaron Rents, Inc. Cl. A	4,825	116,813
Administaff, Inc.	31,798	1,138,686
Allied Waste Industries, Inc.(a)	224,900	2,554,864
Asset Acceptance Capital Corp.(a)	52,756	1,044,569
Casella Waste Systems, Inc. Cl. A(a)	145,900	1,909,831
Diversa Corp.(a)	155,300	1,500,198
Dollar Thrifty Automotive Group, Inc.(a)	149,275	6,727,824
Exelixis, Inc.(a)	124,500	1,251,225
FTI Consulting, Inc.(a)	106,500	2,851,005
G&K Services, Inc. Cl. A	74,800	2,565,640
Global Payments, Inc.	81,300	3,947,115
Ipass, Inc.(a)	196,650	1,101,240
Jackson Hewitt Tax Service, Inc.	89,250	2,797,987
Landauer, Inc.	32,900	1,575,910
Macquarie Infrastructure Co. Trust	80,500	2,220,995
McGrath Rentcorp(b)	131,000	3,643,110
Metal Management Inc.	87,200	2,670,064
MoneyGram International, Inc.	84,500	2,868,775
MPS Group, Inc.(a)	258,800	3,897,528
Per-Se Technologies, Inc.(a)	50,025	1,259,629
Pharmaceutical Product Development, Inc.	161,200	5,661,344
Portfolio Recovery Associates, Inc.(a) (b)	24,575	1,123,077
Quanta Services, Inc.(a) (b)	115,925	2,008,980
Rent-A-Center, Inc.(a)	75,975	1,888,738
Startek, Inc.	89,900	1,344,005
Steiner Leisure Ltd.(a)	21,900	865,707
Synagro Technologies, Inc.	92,000	361,560
United Rentals, Inc.(a) (b)	62,050	1,984,359
URS Corp.(a)	97,825	4,108,650
Washington Group International, Inc.	19,625	1,046,797
Waste Connections, Inc.(a)	63,100	2,296,840
Wireless Facilities, Inc.(a) (b)	230,300	633,325
		76,831,606

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Communications — 0.8%
American Tower Corp. Cl. A(a) (b)	17,800	$553,936
Nice Systems Ltd. ADR (Israel)(a)	76,200	2,144,268
Polycom, Inc.(a)	59,075	1,294,924
Premiere Global Services, Inc.(a)	195,800	1,478,290
SeaChange International, Inc.(a) (b)	144,225	1,003,806
		6,475,224
Computer Integrated Systems Design — 0.3%
Websense, Inc.(a)	120,900	2,483,286
Computer Related Services — 1.4%
Carreker Corp.(a)	124,975	893,571
Checkpoint Systems, Inc.(a)	151,948	3,374,765
Electro Rent Corp.(a)	142,100	2,276,442
Neoware Systems, Inc.(a) (b)	78,575	965,687
RSA Security, Inc.(a)	129,900	3,531,981
		11,042,446
Consumer Products — 0.6%
Pool Corp.(b)	100,000	4,363,000
Containers — 0.1%
Chesapeake Corp.	30,100	493,941
Cosmetics & Personal Care — 0.2%
Elizabeth Arden, Inc.(a)	74,490	1,331,881
Data Processing & Preparation — 0.2%
CSG Systems International, Inc.(a)	45,550	1,126,907
eFunds Corp.(a)	13,500	297,675
		1,424,582
Electric Utilities — 2.4%
Allegheny Energy, Inc.(a)	39,650	1,469,825
Avista Corp.	131,675	3,006,140
Black Hills Corp.	79,900	2,742,967
Cleco Corp.	101,650	2,363,362
El Paso Electric Co.(a)	106,600	2,149,056
NRG Energy, Inc.(a)	41,650	2,006,697
Otter Tail Corp.	11,600	317,028
PNM Resources, Inc.	70,900	1,769,664
Reliant Energy, Inc.(a) (b)	102,475	1,227,650
Sierra Pacific Resources(a)	77,175	1,080,450
		18,132,839
Electrical Equipment & Electronics — 6.6%
Acuity Brands, Inc.	37,300	1,451,343
Aeroflex, Inc.(a)	142,275	1,660,349
Analogic Corp.	19,900	927,539

	Number of Shares	Market Value
ATMI, Inc.(a) (b)	60,800	$1,496,896
Belden CDT, Inc.	104,650	3,458,682
C&D Technologies, Inc.	97,000	729,440
Cymer, Inc.(a) (b)	41,550	1,930,413
EDO Corp.	51,000	1,241,340
Entegris, Inc.(a)	206,032	1,963,485
Fairchild Semiconductor International, Inc.(a) (b)	205,525	3,734,389
FLIR Systems, Inc.(a)	144,800	3,194,288
Franklin Electric Co., Inc.	95,400	4,926,456
Genlyte Group, Inc.(a)	45,600	3,302,808
Hexcel Corp.(a)	119,400	1,875,774
Littelfuse, Inc.(a)	92,500	3,180,150
LSI Logic Corp.(a) (b)	242,550	2,170,823
Methode Electronics, Inc.	56,600	594,866
Moog, Inc. Cl. A(a)	96,123	3,289,329
OmniVision Technologies, Inc.(a) (b)	38,125	805,200
ON Semiconductor Corp.(a) (b)	194,250	1,142,190
Rudolph Technologies, Inc.(a)	58,200	843,900
Sanmina-SCI Corp.(a)	513,600	2,362,560
Semtech Corp.(a)	57,275	827,624
TTM Technologies, Inc.(a)	103,675	1,500,177
Zoran Corp.(a)	88,475	2,153,482
		50,763,503
Energy — 9.8%
Atwood Oceanics, Inc.(a)	49,300	2,445,280
Cabot Oil & Gas Corp. Cl. A	157,375	7,711,375
CARBO Ceramics, Inc.(b)	38,400	1,886,592
Denbury Resources, Inc.(a)	48,500	1,535,995
Encore Acquisition Co.(a)	39,037	1,047,363
Forest Oil Corp.(a) (b)	90,500	3,000,980
Giant Industries, Inc.(a)	20,925	1,392,559
Headwaters, Inc.(a)	85,835	2,193,943
Helmerich & Payne, Inc.	37,425	2,255,231
Houston Exploration Co.(a)	49,300	3,016,667
Mariner Energy, Inc.(a) (b)	72,384	1,329,694
Nicor, Inc.(b)	38,425	1,594,638
Oceaneering International, Inc.(a)	160,000	7,336,000
Oneok, Inc.	114,800	3,907,792
Penn Virginia Corp.	76,500	5,345,820
SEACOR Holdings, Inc.(a)	23,550	1,933,455
Southern Union Co.(b)	82,250	2,225,685
Southwest Gas Corp.	74,300	2,328,562
Swift Energy Co.(a)	60,700	2,605,851
Tesoro Corp.	18,000	1,338,480
TETRA Technologies, Inc.(a)	202,800	6,142,812
Todco Cl. A	89,000	3,635,650
Union Drilling, Inc.(a)	23,900	355,154
Vectren Corp.	52,400	1,427,900
W-H Energy Services, Inc.(a)	53,600	2,724,488

	Number of Shares	Market Value
Whiting Petroleum Corp.(a) (b)	108,025	$4,523,007
		75,240,973
Entertainment & Leisure — 0.5%
Callaway Golf Co.(b)	122,600	1,592,574
Live Nation, Inc.(a)	42,200	859,192
Macrovision Corp.(a)	29,000	624,080
Multimedia Games, Inc.(a) (b)	73,225	741,769
		3,817,615
Financial Services — 9.7%
Accredited Home Lenders Holding Co.(a)	40,200	1,921,962
Affiliated Managers Group, Inc.(a) (b)	16,150	1,403,274
AG Edwards, Inc.	19,425	1,074,591
Allied Capital Corp.(b)	84,000	2,416,680
American Capital Strategies Ltd.(b)	35,300	1,181,844
AmeriCredit Corp.(a)	29,100	812,472
Annaly Mortgage Management, Inc. REIT	141,800	1,816,458
Boston Private Financial Holdings, Inc.	42,200	1,177,380
Capital Trust Cl. A REIT	22,050	785,421
CBL & Associates Properties, Inc. REIT(b)	33,350	1,298,316
Columbia Equity Trust, Inc. REIT	53,500	821,760
East West Bancorp, Inc.	171,150	6,488,297
Eaton Vance Corp.	111,527	2,783,714
FelCor Lodging Trust, Inc.(b)	281,975	6,130,137
First Potomac Realty Trust REIT	86,200	2,567,898
Glenborough Realty Trust, Inc.(b)	51,100	1,100,694
Home Properties, Inc.(b)	34,250	1,901,218
Innkeepers USA Trust	74,100	1,280,448
Investment Technology Group, Inc.(a)	26,350	1,340,161
Jefferies Group, Inc.	200,525	5,941,556
Kilroy Realty Corp.(b)	82,700	5,975,075
LTC Properties, Inc.	58,225	1,301,329
Mid-America Apartment Communities, Inc. REIT	50,575	2,819,556
NorthStar Realty Finance Corp. REIT	93,475	1,122,635
Ocwen Financial Corp.(a) (b)	110,950	1,410,175
Raymond James Financial, Inc.	127,103	3,847,408

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Reckson Associates Realty Corp.	27,825	$1,151,399
Redwood Trust, Inc.(b)	19,225	938,757
SL Green Realty Corp.	31,500	3,448,305
Strategic Hotels & Resorts, Inc.	177,625	3,683,943
Tanger Factory Outlet Centers, Inc. REIT	53,150	1,720,466
Washington REIT	75,500	2,770,850
		74,434,179
Food Retailers — 0.3%
The Pantry, Inc.(a)	39,050	2,246,937
Foods — 0.6%
Nash Finch Co.(b)	36,000	766,440
Performance Food Group Co.(a) (b)	41,650	1,265,327
Spartan Stores, Inc.	68,600	1,003,618
Wild Oats Markets, Inc.(a) (b)	63,700	1,248,520
		4,283,905
Forest Products & Paper — 1.4%
Building Materials Holding Corp.(b)	53,500	1,491,045
Deltic Timber Corp.	55,500	3,128,535
Potlatch Corp.	64,568	2,437,442
School Specialty, Inc.(a)	50,400	1,605,240
Wausau Paper Corp.	137,000	1,705,650
		10,367,912
Healthcare — 2.2%
Community Health Systems, Inc.(a)	34,600	1,271,550
Covance Inc.(a)	75,200	4,603,744
Healthways, Inc.(a)	72,230	3,802,187
LCA-Vision, Inc.(b)	37,375	1,977,511
Odyssey Healthcare, Inc.(a) (b)	80,900	1,421,413
Sunrise Senior Living, Inc.(a)	80,900	2,236,885
VCA Antech, Inc.(a)	53,500	1,708,255
		17,021,545
Heavy Construction — 0.3%
Hovnanian K. Enterprises, Inc.(a)	81,804	2,460,664
Heavy Machinery — 1.2%
Bucyrus International, Inc. Cl. A	70,050	3,537,525
JLG Industries, Inc.	266,200	5,989,500
		9,527,025

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 1.4%
Harman International Industries	41,600	$3,551,392
Meritage Homes Corp.(a)	50,600	2,390,850
Standard-Pacific Corp.	93,900	2,413,230
Stanley Furniture Co., Inc.	88,700	2,126,139
		10,481,611
Household Products — 0.5%
Lifetime Brands, Inc.(b)	56,900	1,233,023
Snap-on, Inc.	58,700	2,372,654
		3,605,677
Industrial – Diversified — 1.2%
Ameron International Corp.	37,500	2,513,250
Harsco Corp.	40,800	3,180,768
Nordson Corp.	75,000	3,688,500
		9,382,518
Insurance — 5.0%
AMERIGROUP Corp.(a)	94,100	2,920,864
The Commerce Group, Inc.	80,694	2,383,701
Delphi Financial Group, Inc. Cl. A	108,077	3,929,680
FPIC Insurance Group, Inc.(a)	40,000	1,550,000
HCC Insurance Holdings, Inc.	42,450	1,249,728
Markel Corp.(a) (b)	8,900	3,088,300
Max Re Capital Ltd.	99,000	2,162,160
The Midland Co.	63,300	2,404,134
Navigators Group, Inc.(a)	30,350	1,329,937
Ohio Casualty Corp.	44,050	1,309,607
Philadelphia Consolidated Holding Corp.(a)	67,882	2,060,898
ProAssurance Corp.(a)	109,400	5,270,892
Protective Life Corp.	27,600	1,286,712
Scottish Re Group Ltd.	42,100	702,228
SeaBright Insurance Holdings(a)	60,900	981,099
Selective Insurance Group	14,975	836,653
State Auto Financial Corp.	39,000	1,269,060
United America Indemnity Ltd. Cl. A(a)	74,443	1,551,392
United Fire & Casualty Co.	56,500	1,702,345
		37,989,390
Lodging — 0.6%
LaSalle Hotel Properties(b)	82,700	3,829,010
Monarch Casino & Resort, Inc.(a)	38,200	1,074,184
		4,903,194

	Number of Shares	Market Value
Machinery & Components — 3.3%
Brooks Automation, Inc.(a) (b)	262,002	$3,091,624
Flowserve Corp.(a)	46,125	2,624,513
Gardner Denver, Inc.(a)	38,000	1,463,000
IDEX Corp.	78,450	3,702,840
Insituform Technologies, Inc. Cl. A(a) (b)	140,300	3,211,467
Joy Global, Inc.	23,250	1,211,093
Lone Star Technologies, Inc.(a)	37,500	2,025,750
Timken Co.	93,400	3,129,834
Watsco, Inc.	40,203	2,404,943
Woodward Governor Co.	74,900	2,285,199
		25,150,263
Manufacturing — 0.6%
AptarGroup, Inc.	63,500	3,150,235
Terex Corp.(a)	11,850	1,169,595
		4,319,830
Medical Supplies — 1.1%
Arrow International, Inc.	55,900	1,837,433
Cooper Cos., Inc.	61,500	2,723,835
Owens & Minor, Inc.	132,100	3,778,060
		8,339,328
Metals & Mining — 2.9%
Carpenter Technology	38,800	4,481,400
Commercial Metals Co.	70,800	1,819,560
Gibraltar Industries, Inc.	118,200	3,427,800
Matthews International Corp. Cl. A	114,600	3,950,262
Meridian Gold, Inc.(a)	74,400	2,356,992
NCI Building Systems, Inc.(a)	19,150	1,018,206
NS Group, Inc.(a)	20,900	1,151,172
Quanex Corp.	21,212	913,601
Reliance Steel & Aluminum Co.	25,250	2,094,488
The Shaw Group, Inc.(a) (b)	33,225	923,655
		22,137,136
Pharmaceuticals — 1.4%
Alkermes, Inc.(a) (b)	66,450	1,257,234
Barr Pharmaceuticals(a)	37,100	1,769,299
Molecular Devices Corp.(a)	22,750	695,240
Myriad Genetics, Inc.(a) (b)	121,700	3,072,925
PetMed Express, Inc.(a)	78,200	857,854
Pharmion Corp.(a) (b)	55,400	943,462
Serologicals Corp.(a)	61,900	1,946,136
		10,542,150
Prepackaged Software — 1.6%
Aspen Technology, Inc.(a) (b)	120,625	1,582,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
MicroStrategy, Inc. Cl. A(a)	13,300	$1,297,016
Packeteer, Inc.(a)	121,900	1,382,346
Progress Software Corp.(a)	107,600	2,518,916
SonicWALL, Inc.(a)	142,200	1,278,378
SPSS, Inc.(a) (b)	131,875	4,238,463
		12,297,719
Restaurants — 1.5%
Brinker International, Inc.	57,801	2,098,176
CEC Entertainment, Inc.(a)	4,634	148,844
Centerplate, Inc.	23,700	317,580
Domino's Pizza, Inc.	89,500	2,214,230
RARE Hospitality International, Inc.(a)	121,800	3,502,968
Ruby Tuesday, Inc.(b)	57,500	1,403,575
Sonic Corp.(a)	84,950	1,766,111
		11,451,484
Retail — 2.7%
Casey's General Stores, Inc.	113,200	2,831,132
Cash America International, Inc.	42,825	1,370,400
Dollar Tree Stores, Inc.(a)	49,425	1,309,763
Fred's, Inc.(b)	97,500	1,301,625
Gamestop Corp., Cl. A(a) (b)	50,850	2,135,700
Genesco, Inc.(a)	43,375	1,469,111
Hancock Fabrics, Inc.	80,000	267,200
Haverty Furniture Companies, Inc.	150,000	2,353,500
OfficeMax, Inc.	32,300	1,316,225
Stein Mart, Inc.	321,281	4,754,959
ValueVision Media, Inc. Cl. A(a)	128,975	1,422,594
		20,532,209
Telephone Utilities — 0.1%
Brightpoint, Inc.(a)	64,989	879,301
Tobacco — 0.4%
Alliance One International, Inc.	143,300	636,252
Loews Corp. - Carolina Group	48,575	2,495,298
		3,131,550
Transportation — 4.4%
EGL, Inc.(a) (b)	26,650	1,337,830
Freightcar America, Inc.	20,475	1,136,567
Genesee & Wyoming, Inc. Cl. A(a)	121,200	4,298,964
Greenbrier Cos., Inc. (The)(b)	30,500	998,570
Hub Group, Inc. Cl. A(a)	55,100	1,351,603
Kirby Corp.(a)	134,800	5,324,600
Laidlaw International, Inc.	59,575	1,501,290

	Number of Shares	Market Value
Landstar System, Inc.(b)	169,500	$8,005,485
Pacer International, Inc.	65,350	2,129,103
SCS Transportation, Inc.(a)	64,225	1,768,114
Skyline Corp.	43,200	1,848,096
UTI Worldwide, Inc.	146,000	3,683,580
		33,383,802
TOTAL EQUITIES (Cost $614,459,644)		731,602,305
MUTUAL FUNDS — 0.6%
Financial Services — 0.6%
First Financial Fund(b)	153,531	2,421,184
Government Reserve Investment Fund(a)	500	500
iShares Russell 2000 Index Fund(b)	3,400	243,780
iShares Russell 2000 Value Index Fund(b)	30,400	2,192,752
		4,858,216
TOTAL MUTUAL FUNDS (Cost $4,946,404)		4,858,216
TOTAL LONG TERM INVESTMENTS (Cost $619,406,048)		736,460,521
	Principal Amount
SHORT-TERM INVESTMENTS — 16.8%
Cash Equivalents — 13.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$1,116,858	$1,116,858
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	1,116,858	1,116,858
American Beacon Money Market Fund(c)	1,139,101	1,139,100
Bank of America 5.270% 07/14/2006	2,233,717	2,233,717
Bank of America 5.310% 03/08/2007	2,233,717	2,233,717
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	2,233,717	2,233,717
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	2,233,717	2,233,717
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	3,350,575	3,350,575

	Principal Amount	Market Value
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	$4,020,690	$4,020,690
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	2,233,717	2,233,717
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	2,233,717	2,233,717
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	5,584,292	5,584,292
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	2,903,832	2,903,832
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	1,778,009	1,778,009
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	2,680,460	2,680,460
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	2,233,717	2,233,717
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	2,233,717	2,233,717
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	2,233,717	2,233,717
Freddie Mac Discount Note 5.191% 07/25/2006	1,333,044	1,333,044
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	1,563,602	1,563,602
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	2,233,717	2,233,717
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	7,818,009	7,818,008
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	2,651,894	2,651,894
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	2,233,717	2,233,717
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	2,508,816	2,508,815

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	$2,628,733	$2,628,733
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	3,350,575	3,350,575
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	7,488,550	7,488,549
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	3,797,318	3,797,318
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	6,254,407	6,254,407
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	3,350,575	3,350,575
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	3,350,575	3,350,575
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	2,233,717	2,233,717
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	1,116,858	1,116,858
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	2,233,717	2,233,717
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	2,233,717	2,233,717
		102,175,665
Repurchase Agreement — 3.4%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	26,145,558	26,145,558
TOTAL SHORT-TERM INVESTMENTS (Cost $128,321,223)		128,321,223
TOTAL INVESTMENTS — 113.0% (Cost $747,727,271)(f)		864,781,744
Other Assets/ (Liabilities) — (13.0%)		(99,725,675)
NET ASSETS — 100.0%		$765,056,069

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $26,153,729. Collateralized by a U.S. Government Agency obligation with a rate of 5.823%, maturity date of 12/25/2033, and an aggregate market value, including accrued interest, of $27,452,836.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK
Advertising — 0.1%
Catalina Marketing Corp.	400	$11,384
Aerospace & Defense — 0.9%
HEICO Corp.	1,400	39,690
Kaman Corp.	1,400	25,480
Sequa Corp. Cl. A(a)	400	32,600
		97,770
Apparel, Textiles & Shoes — 3.0%
Brown Shoe Co., Inc.	2,100	71,568
Christopher & Banks Corp.	980	28,420
Dress Barn, Inc.(a)	2,100	53,235
Guess ?, Inc.(a)	605	25,259
Hartmarx Corp.(a)	3,800	22,800
Kellwood Co.	2,920	85,468
Skechers U.S.A., Inc. Cl. A(a)	1,200	28,932
		315,682
Automotive & Parts — 2.6%
A.O. Smith Corp.	300	13,908
ArvinMeritor, Inc.	2,400	41,256
Group 1 Automotive, Inc.	1,900	107,046
Myers Industries, Inc.	600	10,314
Rush Enterprises, Inc. Cl. A(a)	600	10,902
Sonic Automotive, Inc.	1,600	35,488
TRW Automotive Holdings Corp.(a)	400	10,912
United Auto Group, Inc.	1,984	42,358
		272,184
Banking, Savings & Loans — 7.9%
Cascade Bancorp	1,000	28,510
Cathay General Bancorp	2,500	90,950
Central Pacific Financial Corp.	1,100	42,570
City National Corp.	1,300	84,617
Columbia Banking Systems, Inc.	700	26,166
CompuCredit Corp.(a)	1,400	53,816
First Community Bancorp	400	23,632
First Indiana Corp.	500	13,015
First Regional Bancorp/ Los Angeles, CA(a)	82	7,216
Greater Bay Bancorp	2,100	60,375
Hanmi Financial Corp.	3,700	71,928
Nara Bancorp, Inc.	2,187	41,006
Partners Trust Financial Group, Inc.	5,900	67,319

	Number of Shares	Market Value
Preferred Bank/ Los Angeles, CA	712	$38,170
Signature Bank(a)	700	22,666
Southwest Bancorp Inc.	200	5,100
TierOne Corp.	1,500	50,655
TriCo Bancshares	400	10,952
Virginia Commerce Bancorp(a)	900	21,510
Wilshire Bancorp, Inc.	2,436	43,897
World Acceptance Corp.(a)	800	28,416
		832,486
Beverages — 0.6%
Boston Beer Co., Inc. Cl. A(a)	400	11,716
Hansen Natural Corp.(a)	100	19,037
M&F Worldwide Corp.(a)	1,100	17,710
National Beverage Corp.	1,000	14,350
		62,813
Broadcasting, Publishing & Printing — 1.7%
Belo Corp. Cl. A	500	7,800
Cox Radio, Inc. Cl. A(a)	5,100	73,542
Scholastic Corp.(a)	3,700	96,089
		177,431
Building Materials & Construction — 1.8%
Andersons Inc. (The)	502	20,888
Comfort Systems USA, Inc.	3,500	50,015
Emcor Group, Inc.(a)	1,600	77,872
Louisiana-Pacific Corp.	700	15,330
US Concrete, Inc.(a)	1,900	20,995
		185,100
Chemicals — 2.8%
CF Industries Holdings, Inc.	2,240	31,942
Innospec, Inc.	800	20,336
NewMarket Corp.	1,500	73,590
OM Group, Inc.(a)	1,300	40,105
Schulman (A.), Inc.	1,400	32,046
SurModics, Inc.(a)	500	18,055
Terra Industries, Inc.(a)	1,400	8,918
Tronox, Inc. Cl. B	1,800	23,706
Usec, Inc.	4,300	50,955
		299,653
Commercial Services — 8.6%
Ambassadors Group, Inc.	800	23,104
Amerco(a)	200	20,132
American Ecology Corp.	1,000	26,500
American Reprographics Co.(a)	600	21,750
Arbitron, Inc.	1,000	38,330

	Number of Shares	Market Value
BearingPoint, Inc.(a)	1,100	$9,207
CBIZ, Inc.(a)	5,000	37,050
Dollar Thrifty Automotive Group, Inc.(a)	800	36,056
Exelixis, Inc.(a)	3,683	37,014
Global Payments, Inc.	900	43,695
Ikon Office Solutions, Inc.	8,900	112,140
Kforce, Inc.(a)	2,600	40,274
Luminex Corp.(a)	1,700	29,563
MPS Group, Inc.(a)	4,000	60,240
On Assignment, Inc.(a)	1,700	15,623
PHH Corp.(a)	700	19,278
Portfolio Recovery Associates, Inc.(a)	200	9,140
Service Corp. International	1,500	12,210
Sotheby's(a)	1,200	31,500
SOURCECORP, Inc.(a)	1,679	41,623
Spherion Corp.(a)	6,700	61,104
Startek, Inc.	800	11,960
TeleTech Holdings, Inc.(a)	3,000	37,980
United Rentals, Inc.(a)	1,200	38,376
Universal Compression Holdings, Inc.(a)	1,100	69,267
Volt Information Sciences, Inc.(a)	200	9,320
World Fuel Services Corp.	400	18,276
		910,712
Communications — 1.9%
Broadwing Corp.(a)	1,000	10,350
CT Communications, Inc.	920	21,040
Ditech Networks, Inc.(a)	4,000	34,880
Polycom, Inc.(a)	4,100	89,872
Sycamore Networks, Inc.(a)	5,700	23,142
Syniverse Holdings, Inc.(a)	1,583	23,270
		202,554
Computer Integrated Systems Design — 3.1%
Adaptec, Inc.(a)	2,500	10,850
Ansoft Corp.(a)	3,700	75,776
Digital Insight Corp.(a)	1,200	41,148
Hypercom Corp.(a)	4,100	38,335
JDA Software Group, Inc.(a)	1,600	22,448
Mentor Graphics Corp.(a)	1,600	20,768
SYKES Enterprises, Inc.(a)	2,700	43,632
Synopsys, Inc.(a)	3,000	56,310
Websense, Inc.(a)	1,100	22,594
		331,861
Computer Programming Services — 0.5%
RealNetworks, Inc.(a)	3,500	37,450
Stellent, Inc.	1,200	11,460
		48,910

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Related Services — 0.6%
EarthLink, Inc.(a)	1,100	$9,526
eCollege.com, Inc.(a)	1,600	33,824
NetFlix, Inc.(a)	600	16,326
		59,676
Computers & Information — 1.1%
Cirrus Logic, Inc.(a)	9,231	75,140
Redback Networks, Inc.(a)	600	11,004
VeriFone Holdings, Inc.(a)	556	16,947
Western Digital Corp.(a)	600	11,886
		114,977
Data Processing & Preparation — 1.2%
CSG Systems International, Inc.(a)	2,000	49,480
S1 Corp.(a)	3,626	17,405
The TriZetto Group, Inc.(a)	3,800	56,202
		123,087
Electric Utilities — 2.0%
Avista Corp.	2,200	50,226
NorthWestern Corp.	2,000	68,700
Ormat Technologies, Inc.	500	19,075
Pepco Holdings, Inc.	1,100	25,938
Reliant Energy, Inc.(a)	1,200	14,376
UIL Holdings Corp.	400	22,516
WPS Resources Corp.	300	14,880
		215,711
Electrical Equipment & Electronics — 5.8%
Acuity Brands, Inc.	1,281	49,844
Analogic Corp.	600	27,966
Anaren, Inc.(a)	2,500	51,225
Atheros Communications, Inc.(a)	500	9,480
Atmel Corp.(a)	9,900	54,945
Cymer, Inc.(a)	600	27,876
DSP Group, Inc.(a)	500	12,425
Electro Scientific Industries, Inc.(a)	1,700	30,583
Intersil Corp. Cl. A	758	17,624
Kemet Corp.(a)	5,000	46,100
LSI Logic Corp.(a)	1,200	10,740
Oplink Communications, Inc.(a)	600	10,986
OSI Systems, Inc.(a)	700	12,439
Plexus Corp.(a)	1,200	41,052
RF Micro Devices, Inc.(a)	3,300	19,701
Spansion LLC Cl. A(a)	1,800	28,692
Synaptics, Inc.(a)	700	14,980
Sypris Solutions, Inc.	1,700	16,065
Triquint Semiconductor, Inc.(a)	12,485	55,683
TTM Technologies, Inc.(a)	700	10,129

	Number of Shares	Market Value
United Industrial Corp.	1,000	$45,250
Vicor Corp.	700	11,599
Zoran Corp.(a)	400	9,736
		615,120
Energy — 2.6%
Berry Petroleum Co. Cl. A	400	13,260
Harvest Natural Resources, Inc.(a)	2,536	34,338
KCS Energy, Inc.(a)	600	17,820
Petroleum Development Corp.(a)	600	22,620
Swift Energy Co.(a)	2,400	103,032
TETRA Technologies, Inc.(a)	1	30
Tidewater, Inc.	600	29,520
Todco Cl. A	100	4,085
Unit Corp.(a)	200	11,378
W&T Offshore, Inc.	1,100	42,779
		278,862
Entertainment & Leisure — 1.8%
Bally Total Fitness Holding Corp.(a)	1,400	9,492
Churchill Downs, Inc.	1,000	37,450
DreamWorks Animation SKG, Inc. Cl. A(a)	1,100	25,190
JAKKS Pacific, Inc.(a)	791	15,891
Live Nation, Inc.(a)	1,980	40,313
Six Flags, Inc.(a)	2,914	16,377
Sunterra Corp.(a)	3,900	39,936
World Wrestling Entertainment, Inc.	600	10,134
		194,783
Financial Services — 9.5%
Accredited Home Lenders Holding Co.(a)	900	43,029
Agree Realty Corp. REIT	700	23,779
American Home Mortgage Investment Corp. REIT	3,279	120,864
Anthracite Capital, Inc. REIT	5,000	60,800
Apollo Investment Corp.	1,600	29,568
Arbor Realty Trust, Inc. REIT	3,300	82,665
CentraCore Properties Trust REIT	1,600	39,600
Chittenden Corp.	1,384	35,776
FelCor Lodging Trust, Inc.	2,400	52,176
First Cash Financial Services, Inc.(a)	2,100	41,475
Gramercy Capital Corp. REIT	1,500	38,850
HRPT Properties Trust	900	10,404
iStar Financial, Inc.	400	15,100
JER Investors Trust, Inc. REIT	900	13,995
Morningstar Inc.(a)	400	16,592

	Number of Shares	Market Value
National Health Realty, Inc. REIT	800	$15,160
New Century Financial Corp. REIT	800	36,600
Newkirk Realty Trust, Inc.	3,423	59,423
optionsXpress Holdings, Inc.	62	1,445
Piper Jaffray Cos.(a)	600	36,726
Senior Housing Properties Trust	5,700	102,087
SWS Group, Inc.	600	14,472
Thomas Weisel Partners Group, Inc.(a)	2,906	55,243
Winston Hotels, Inc. REIT	4,500	55,125
		1,000,954
Foods — 2.7%
Great Atlantic & Pacific Tea Co.	1,548	35,171
Imperial Sugar Co.	600	14,232
Lance, Inc.	1,100	25,322
Performance Food Group Co.(a)	1,600	48,608
Pilgrim's Pride Corp.	1,100	28,380
Premium Standard Farms, Inc.	1,999	32,444
Seaboard Corp.	28	35,840
Smart & Final, Inc.(a)	2,300	38,732
Spartan Stores, Inc.	2,200	32,186
		290,915
Forest Products & Paper — 1.5%
BlueLinx Holdings, Inc.	2,200	28,666
Buckeye Technologies, Inc.(a)	2,200	16,808
Rock-Tenn Co. Cl. A	700	11,165
United Stationers, Inc.(a)	1,300	64,116
Universal Forest Products, Inc.	600	37,638
		158,393
Healthcare — 1.6%
National Healthcare Corp.	200	8,910
Res-Care, Inc.(a)	1,200	24,000
Sierra Health Services, Inc.(a)	1,300	58,539
Sunrise Senior Living, Inc.(a)	2,800	77,420
		168,869
Heavy Machinery — 1.0%
NACCO Industries, Inc. Cl. A	800	109,928
Home Construction, Furnishings & Appliances — 1.1%
Cavco Industries, Inc.(a)	200	8,888
Furniture Brands International, Inc.	4,400	91,696
Kimball International, Inc. Cl. B	800	15,768
		116,352

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Industrial – Diversified — 0.1%
SPX Corp.	200	$11,190
Information Retrieval Services — 0.5%
InfoSpace, Inc.(a)	2,300	52,141
Insurance — 3.7%
American Physicians Capital, Inc.(a)	700	36,813
Argonaut Group, Inc.(a)	1,900	57,076
W.R. Berkley Corp.	1,350	46,076
Fremont General Corp.	5,800	107,648
Molina Healthcare, Inc.(a)	300	11,415
Reinsurance Group of America, Inc.	1,000	49,150
Safety Insurance Group, Inc.	200	9,510
SeaBright Insurance Holdings(a)	1,400	22,554
Selective Insurance Group	700	39,109
Tower Group, Inc.	400	12,100
		391,451
Internet Software — 0.4%
webMethods, Inc.(a)	3,900	38,493
Lodging — 0.7%
Marcus Corp.	2,700	56,376
Monarch Casino & Resort, Inc.(a)	400	11,248
Vail Resorts, Inc.(a)	300	11,130
		78,754
Machinery & Components — 0.7%
AGCO Corp.(a)	300	7,897
Axcelis Technologies, Inc.(a)	2,800	16,520
Valmont Industries, Inc.	800	37,192
Woodward Governor Co.	500	15,255
		76,864
Manufacturing — 0.2%
EnPro Industries, Inc.(a)	700	23,520
Medical Supplies — 4.1%
Applera Corp. - Applied Biosystems Group	3,200	103,520
Bruker BioSciences Corp.(a)	517	2,771
Candela Corp.(a)	540	8,564
Coherent, Inc.(a)	500	16,865
Dade Behring Holdings, Inc.	1,000	41,640
Haemonetics Corp.(a)	300	13,953
Illumina, Inc.(a)	1,000	29,660
Immucor, Inc.(a)	900	17,307
Intuitive Surgical, Inc.(a)	200	23,594
MTS Systems Corp.	600	23,706
PSS World Medical, Inc.(a)	2,400	42,360
Tektronix, Inc.	1,000	29,420

	Number of Shares	Market Value
Thoratec Corp.(a)	1,500	$20,805
Varian, Inc.(a)	500	20,755
Viasys Healthcare, Inc.(a)	700	17,920
Zoll Medical Corp.(a)	700	22,932
		435,772
Metals & Mining — 1.6%
Castle (A.M.) & Co.	400	12,900
Encore Wire Corp.(a)	1,000	35,940
General Cable Corp.(a)	1,900	66,500
Steel Dynamics, Inc.	200	13,148
Steel Technologies, Inc.	1,010	19,634
Superior Essex, Inc.(a)	493	14,756
Wheeling-Pittsburgh Corp.(a)	400	7,956
		170,834
Pharmaceuticals — 6.0%
Albany Molecular Research, Inc.(a)	1,000	10,680
Alkermes, Inc.(a)	5,400	102,168
Alpharma, Inc. Cl. A	2,500	60,100
Arqule, Inc.(a)	6,813	38,425
Caraco Pharmaceutical Laboratories Ltd.(a)	2,000	18,300
Cephalon, Inc.(a)	600	36,060
Diagnostic Products Corp.	200	11,634
Endo Pharmaceuticals Holdings, Inc.(a)	1,200	39,576
Immunogen, Inc.(a)	7,189	22,502
Invitrogen Corp.(a)	300	19,821
Molecular Devices Corp.(a)	600	18,336
Myriad Genetics, Inc.(a)	1,300	32,825
NBTY, Inc.(a)	700	16,737
Neurocrine Biosciences, Inc.(a)	900	9,540
New River Pharmaceuticals, Inc.(a)	2,320	66,120
Pain Therapeutics, Inc.(a)	3,700	30,895
PDL BioPharma, Inc.(a)	400	7,364
Savient Pharmaceuticals, Inc.(a)	5,500	28,875
USANA Health Sciences, Inc.(a)	700	26,530
Watson Pharmaceutical, Inc.(a)	1,700	39,576
		636,064
Prepackaged Software — 3.4%
Advent Software, Inc.(a)	500	18,035
Ansys, Inc.(a)	300	14,346
Blackbaud, Inc.	700	15,890
Brocade Communications Systems, Inc.(a)	3,600	22,104
Internet Security Systems, Inc.(a)	1,900	35,815
Interwoven, Inc.(a)	3,100	26,598
MicroStrategy, Inc. Cl. A(a)	600	58,512
Novell, Inc.(a)	1,500	9,945

	Number of Shares	Market Value
Red Hat, Inc.(a)	2,000	$46,800
SonicWALL, Inc.(a)	4,400	39,556
SPSS, Inc.(a)	829	26,644
TradeStation Group, Inc.(a)	1,060	13,430
Vignette Corp.(a)	1,900	27,702
		355,377
Real Estate — 1.7%
Alderwoods Group, Inc.(a)	1,500	29,190
California Coastal Communities, Inc.(a)	1,100	35,200
Consolidated-Tomoka Land Co.	300	16,542
Housevalues, Inc.(a)	1,300	9,009
Jones Lang Lasalle, Inc.	1,000	87,550
		177,491
Restaurants — 2.2%
Bob Evans Farms, Inc.	600	18,006
Lone Star Steakhouse & Saloon, Inc.	1,300	34,099
Luby's, Inc.(a)	2,100	21,903
O'Charley's, Inc.(a)	3,500	59,500
Papa John's International, Inc.(a)	1,107	36,752
Ryan's Restaurant Group, Inc.(a)	5,500	65,505
		235,765
Retail — 2.3%
Big Lots, Inc.(a)	1,700	29,036
Bon-Ton Stores (The), Inc.	700	15,316
Borders Group, Inc.	2,000	36,920
Cash America International, Inc.	2,200	70,400
Marvel Entertainment, Inc.(a)	1,556	31,120
Perry Ellis International, Inc.(a)	900	22,779
Stage Stores, Inc.	600	19,800
Trans World Entertainment Corp.(a)	2,100	15,162
		240,533
Telephone Utilities — 1.2%
Brightpoint, Inc.(a)	1,320	17,860
Golden Telecom, Inc.	3,100	78,585
Lightbridge, Inc.(a)	2,400	31,080
		127,525
Transportation — 2.6%
Arctic Cat, Inc.	600	11,706
Covenant Transport, Inc. Cl. A(a)	700	10,654
EGL, Inc.(a)	400	20,080
Frozen Food Express Industries(a)	3,400	37,468

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Hornbeck Offshore Services, Inc.(a)	1,500	$53,280
Marten Transport Ltd.(a)	1,400	30,436
Overseas Shipholding Group, Inc.	500	29,575
SCS Transportation, Inc.(a)	1,800	49,554
Trico Marine Services, Inc.(a)	300	10,200
US Xpress Enterprises, Inc. Cl. A(a)	900	24,318
		277,271
TOTAL EQUITIES (Cost $10,713,242)		10,525,212
	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(b)	$69,556	69,556
TOTAL SHORT-TERM INVESTMENTS (Cost $69,556)		69,556
TOTAL INVESTMENTS — 100.0% (Cost $10,782,798)(c)		10,594,768
Other Assets/ (Liabilities) — 0.0%		(3,119)
NET ASSETS — 100.0%		$10,591,649

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Maturity value of $69,578. Collateralized by a U.S. Government Agency obligation with a rate of 4.616%, maturity date of 08/01/2034, and an aggregate marke value, including accrued interest, of 73,034.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK
Advertising — 0.9%
Monster Worldwide, Inc.(a)	39,000	$1,663,740
Aerospace & Defense — 1.8%
Rockwell Collins, Inc.	63,075	3,524,000
Automotive & Parts — 1.7%
Oshkosh Truck Corp.	68,100	3,236,112
Banking, Savings & Loans — 2.3%
Cullen/Frost Bankers, Inc.	36,600	2,097,180
Hudson City Bancorp, Inc.	168,300	2,243,439
		4,340,619
Beverages — 1.3%
Brown-Forman Corp. Cl. B	34,475	2,471,513
Building Materials & Construction — 1.3%
Martin Marietta Materials, Inc.	28,125	2,563,594
Commercial Services — 7.9%
Akamai Technologies, Inc.(a) (b)	87,125	3,153,054
The Corporate Executive Board Co.	25,225	2,527,545
Global Payments, Inc.	60,550	2,939,702
Pharmaceutical Product Development, Inc.	90,900	3,192,408
Stericycle, Inc.(a)	53,000	3,450,300
		15,263,009
Communications — 1.7%
American Tower Corp. Cl. A(a) (b)	104,162	3,241,521
Computer Programming Services — 2.5%
Ceridian Corp.(a)	98,925	2,417,727
Cognizant Technology Solutions Corp. Cl. A(a)	36,000	2,425,320
		4,843,047
Computers & Information — 5.3%
Nuance Communications, Inc.(a)	349,125	3,512,197
SanDisk Corp.(a) (b)	60,550	3,086,839
Western Digital Corp.(a)	185,050	3,665,840
		10,264,876

	Number of Shares	Market Value
Containers — 1.1%
Pactiv Corp.(a)	83,000	$2,054,250
Electrical Equipment & Electronics — 9.1%
Ametek, Inc.	53,875	2,552,597
Broadcom Corp. Cl. A(a)	89,550	2,690,977
LSI Logic Corp.(a) (b)	274,250	2,454,537
MEMC Electronic Materials, Inc.(a) (b)	127,025	4,763,437
National Semiconductor Corp.	101,000	2,408,850
Nvidia Corp.(a)	122,800	2,614,412
		17,484,810
Energy — 6.3%
Berry Petroleum Co. Cl. A	61,700	2,045,355
Denbury Resources, Inc.(a)	70,100	2,220,067
Helmerich & Payne, Inc.	36,300	2,187,438
Peabody Energy Corp.	50,450	2,812,587
Sunoco, Inc.	42,075	2,915,377
		12,180,824
Financial Services — 4.5%
Chicago Mercantile Exchange Holdings, Inc.(b)	10,100	4,960,615
The Nasdaq Stock Market, Inc.(a)	57,175	1,709,533
T. Rowe Price Group, Inc.	54,200	2,049,302
		8,719,450
Foods — 2.2%
Hormel Foods Corp.	55,500	2,061,270
Panera Bread Co. Cl. A(a) (b)	32,675	2,197,067
		4,258,337
Healthcare — 7.3%
Covance Inc.(a) (b)	39,925	2,444,209
DaVita, Inc.(a)	36,300	1,804,110
Express Scripts, Inc.(a)	35,400	2,539,596
Health Net, Inc.(a)	51,725	2,336,418
IDEXX Laboratories, Inc.(a)	29,950	2,250,144
Sierra Health Services, Inc.(a)	58,925	2,653,393
		14,027,870
Heavy Machinery — 2.2%
Cameron International Corp.(a) (b)	48,700	2,326,399
The Toro Co.	42,025	1,962,568
		4,288,967

	Number of Shares	Market Value
Industrial – Diversified — 1.3%
ITT Industries, Inc.	50,450	$2,497,275
Insurance — 1.0%
Brown & Brown, Inc.	67,150	1,962,123
Lodging — 2.3%
Choice Hotels International, Inc.(b)	74,050	4,487,430
Machinery & Components — 2.3%
Joy Global, Inc.	86,625	4,512,296
Manufacturing — 1.2%
Lam Research Corp.(a) (b)	47,200	2,200,464
Medical Supplies — 4.2%
Intuitive Surgical, Inc.(a) (b)	48,825	5,759,885
Techne Corp.(a)	47,125	2,399,605
		8,159,490
Metals & Mining — 13.5%
Allegheny Technologies, Inc.(b)	78,425	5,430,147
Cameco Corp.(b)	75,675	3,024,730
Glamis Gold Ltd.(a)	89,975	3,406,454
Goldcorp, Inc.	79,850	2,413,067
Precision Castparts Corp.	60,550	3,618,468
Tenaris SA ADR (Argentina)	147,275	5,963,165
Titanium Metals Corp.(a) (b)	63,600	2,186,568
		26,042,599
Pharmaceuticals — 2.2%
Celgene Corp.(a) (b)	87,475	4,148,939
Prepackaged Software — 3.5%
Intuit, Inc.(a)	42,875	2,589,221
Red Hat, Inc.(a) (b)	108,575	2,540,655
Salesforce.com, Inc.(a) (b)	63,525	1,693,577
		6,823,453
Real Estate — 1.5%
CB Richard Ellis Group, Inc. Cl. A(a)	116,150	2,892,135
Restaurants — 2.1%
Darden Restaurants, Inc.	102,625	4,043,425
Retail — 1.1%
MSC Industrial Direct Co. Cl. A	42,650	2,028,861

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Telephone Utilities — 3.8%
NII Holdings, Inc. Cl. B(a)	85,775	$4,835,995
US Cellular Corp.(a)	42,075	2,549,745
		7,385,740
TOTAL EQUITIES (Cost $160,775,626)		191,610,769
	Principal Amount
SHORT-TERM INVESTMENTS — 21.7%
Cash Equivalents — 20.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$434,592	434,592
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	434,594	434,594
American Beacon Money Market Fund(c)	443,249	443,249
Bank of America 5.270% 07/14/2006	869,188	869,188
Bank of America 5.310% 03/08/2007	869,188	869,188
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	869,188	869,188
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	869,188	869,188
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	1,303,782	1,303,782
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	1,564,538	1,564,538
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	869,188	869,188
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	869,188	869,188
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	2,172,970	2,172,970
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	1,129,944	1,129,944
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	691,862	691,862

	Principal Amount	Market Value
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	$1,043,025	$1,043,025
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	869,188	869,188
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	869,188	869,188
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	869,188	869,188
Freddie Mac Discount Note 5.191% 07/25/2006	518,717	518,717
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	608,432	608,432
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	869,188	869,188
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	3,042,158	3,042,158
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	1,031,910	1,031,910
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	869,188	869,188
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	869,188	869,188
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	1,129,944	1,129,944
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	1,303,782	1,303,782
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	2,913,958	2,913,958
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	1,477,619	1,477,619
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	2,433,726	2,433,726
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	1,303,782	1,303,782

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	$1,303,782	$1,303,782
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	869,188	869,188
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	869,188	869,188
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	434,594	434,594
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	869,188	869,188
		39,758,780
Repurchase Agreement — 1.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	2,130,563	2,130,563
TOTAL SHORT-TERM INVESTMENTS (Cost $41,889,343)		41,889,343
TOTAL INVESTMENTS — 121.1% (Cost $202,664,969)(f)		233,500,112
Other Assets/ (Liabilities) — (21.1%)		(40,675,861)
NET ASSETS — 100.0%		$192,824,251

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,131,229. Collateralized by a U.S. Government Agency obligation with a rate of 4.375%, maturity date of 06/20/2023, and an aggregate market value, including accrued interest, of $2,237,091.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.2%
COMMON STOCK
Advertising — 3.8%
aQuantive, Inc.(a) (b)	159,000	$4,027,470
Catalina Marketing Corp.	173,000	4,923,580
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	167,700	3,514,992
Getty Images, Inc.(a) (b)	152,300	9,672,573
Harte-Hanks, Inc.	28,400	728,176
Lamar Advertising Co.(a)	234,800	12,646,328
Monster Worldwide, Inc.(a)	223,500	9,534,510
Omnicom Group, Inc.	31,900	2,841,971
WPP Group PLC Sponsored ADR (United Kingdom)	50,600	3,050,674
		50,940,274
Aerospace & Defense — 2.2%
Alliant Techsystems, Inc.(a) (b)	72,000	5,497,200
Empresa Brasileira de Aeronautica SA ADR (Brazil)(b)	63,700	2,323,139
Goodrich Corp.	159,000	6,406,110
Rockwell Collins, Inc.	264,000	14,749,680
		28,976,129
Agribusiness — 0.1%
Delta & Pine Land Co.(b)	35,000	1,029,000
Air Transportation — 1.2%
SkyWest, Inc.	167,500	4,154,000
Southwest Airlines Co.	716,200	11,724,194
		15,878,194
Apparel, Textiles & Shoes — 0.7%
Coach, Inc.(a)	86,600	2,589,340
Ross Stores, Inc.	220,100	6,173,805
		8,763,145
Automotive & Parts — 0.8%
Harley-Davidson, Inc.(b)	55,800	3,062,862
Oshkosh Truck Corp.	149,000	7,080,480
Winnebago Industries, Inc.(b)	22,900	710,816
		10,854,158
Banking, Savings & Loans — 1.7%
City National Corp.	12,100	787,589
First Horizon National Corp.	18,400	739,680

	Number of Shares	Market Value
Investors Financial Services Corp.	175,600	$7,884,440
Mellon Financial Corp.	51,100	1,759,373
Northern Trust Corp.	46,400	2,565,920
State Street Corp.	38,900	2,259,701
SVB Financial Group(a)	55,700	2,532,122
Synovus Financial Corp.	106,300	2,846,714
UCBH Holdings, Inc.	42,400	701,296
		22,076,835
Beverages — 0.2%
Cott Corp.(a)	195,000	2,546,700
Broadcasting, Publishing & Printing — 1.0%
Citadel Broadcasting Corp.(b)	304,700	2,711,830
The McGraw-Hill Companies, Inc.(b)	21,800	1,095,014
Meredith Corp.	16,900	837,226
Radio One, Inc. Cl. D(a)	115,400	853,960
Salem Communications Corp. Cl. A	54,300	706,443
The Scripps (E.W.) Co. Cl. A	14,600	629,844
Univision Communications, Inc. Cl. A(a)	173,700	5,818,950
		12,653,267
Building Materials & Construction — 0.2%
Kinetic Concepts, Inc.(a)	51,000	2,251,650
Chemicals — 0.8%
Aventine Renewable Energy Holdings, Inc.(a)	21,800	848,020
Monsanto Co.	9,500	799,805
Nalco Holding Co.(a)	229,000	4,037,270
Praxair, Inc.(b)	20,600	1,112,400
Symyx Technologies, Inc.(a)	26,600	642,390
The Valspar Corp.	62,100	1,640,061
VeraSun Energy(a) (b)	69,100	1,813,184
		10,893,130
Commercial Services — 7.3%
Apollo Group, Inc. Cl. A(a)	22,006	1,137,050
Block (H&R), Inc.	45,700	1,090,402
Cintas Corp.	47,500	1,888,600
The Corporate Executive Board Co.	29,600	2,965,920

	Number of Shares	Market Value
Decode Genetics, Inc.(a) (b)	136,700	$846,173
DeVry, Inc.(a) (b)	37,500	823,875
Dun & Bradstreet Corp.(a)	23,600	1,644,448
Ecolab, Inc.(b)	76,400	3,100,312
Equifax, Inc.	32,500	1,116,050
Fastenal Co.	26,900	1,083,801
Fluor Corp.	45,000	4,181,850
Gen-Probe, Inc.(a)	76,000	4,102,480
Global Payments, Inc.	106,500	5,170,575
Iron Mountain, Inc.(a) (b)	282,950	10,576,671
ITT Educational Services, Inc.(a)	20,000	1,316,200
Laureate Education, Inc.(a)	73,000	3,111,990
LECG Corp.(a)	41,800	772,046
Manpower, Inc.	164,700	10,639,620
MoneyGram International, Inc.	344,700	11,702,565
Moody's Corp.	83,000	4,520,180
Paychex, Inc.	97,000	3,781,060
QIAGEN NV(a) (b)	59,100	810,852
Quest Diagnostics, Inc.(b)	44,600	2,672,432
Resources Connection, Inc.(a)	44,000	1,100,880
Ritchie Bros. Auctioneers, Inc.	38,500	2,047,430
Robert Half International, Inc.	163,100	6,850,200
Stericycle, Inc.(a)	21,000	1,367,100
United Rentals, Inc.(a) (b)	123,000	3,933,540
Universal Technical Institute, Inc.(a) (b)	22,100	486,642
Viad Corp.	65,000	2,034,500
		96,875,444
Communications — 3.8%
American Tower Corp. Cl. A(a) (b)	383,000	11,918,960
Crown Castle International Corp.(a) (b)	456,000	15,750,240
EchoStar Communications Corp. Cl. A(a)	75,000	2,310,750
Harris Corp.	176,000	7,305,760
Rogers Communications, Inc. Cl. B(b)	217,675	8,794,070

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
SBA Communications Corp. Cl. A(a)	122,100	$3,191,694
XM Satellite Radio Holdings, Inc. Cl. A(a)	54,700	801,355
		50,072,829
Computer Integrated Systems Design — 1.9%
Avid Technology, Inc.(a) (b)	134,400	4,479,552
Cadence Design Systems, Inc.(a)	44,000	754,600
Cogent, Inc.(a) (b)	273,400	4,120,138
F5 Networks, Inc.(a) (b)	15,300	818,244
FileNET Corp.(a)	39,400	1,061,042
Jack Henry & Associates, Inc.	226,500	4,452,990
National Instruments Corp.	42,600	1,167,240
Synopsys, Inc.(a)	33,100	621,287
Teradyne, Inc.(a) (b)	474,200	6,605,606
Websense, Inc.(a)	49,300	1,012,622
		25,093,321
Computer Programming Services — 1.1%
Cognizant Technology Solutions Corp. Cl. A(a)	56,800	3,826,616
Mercury Interactive Corp.(a)	31,700	1,108,549
VeriSign, Inc.(a) (b)	431,900	10,007,123
		14,942,288
Computer Related Services — 1.3%
CACI International, Inc. Cl. A(a)	89,000	5,191,370
Checkfree Corp.(a) (b)	184,600	9,148,776
CNET Networks, Inc.(a)	384,000	3,064,320
		17,404,466
Computers & Information — 2.5%
CDW Corp.	21,200	1,158,580
Cognos, Inc.(a)	48,600	1,382,670
Comverse Technology, Inc.(a) (b)	101,000	1,996,770
International Game Technology	301,700	11,446,498
Jabil Circuit, Inc.	267,400	6,845,440
Satyam Computer Services Ltd. ADR	54,500	1,806,130
Symbol Technologies, Inc.	657,998	7,099,799
Zebra Technologies Corp. Cl. A(a) (b)	22,000	751,520
		32,487,407

	Number of Shares	Market Value
Containers — 0.1%
Sealed Air Corp.(b)	13,300	$692,664
Cosmetics & Personal Care — 0.1%
Avon Products, Inc.	52,100	1,615,100
Data Processing & Preparation — 0.3%
FactSet Research Systems, Inc.	28,400	1,343,320
Fiserv, Inc.(a)	25,100	1,138,536
SEI Investments Co.	19,300	943,384
		3,425,240
Education — 0.0%
Career Education Corp.(a) (b)	20,100	600,789
Electric Utilities — 0.3%
AES Corp.(a)	191,100	3,525,795
Electrical Equipment & Electronics — 10.4%
Advanced Micro Devices, Inc.(a)	42,600	1,040,292
Altera Corp.(a)	561,000	9,845,550
American Power Conversion Corp.(b)	55,100	1,073,899
Ametek, Inc.	248,300	11,764,454
Analog Devices, Inc.	134,600	4,326,044
Broadcom Corp. Cl. A(a)	128,400	3,858,420
Cymer, Inc.(a) (b)	20,400	947,784
Dolby Laboratories, Inc. Cl. A(a)	166,400	3,877,120
Flextronics International Ltd.(a)	434,000	4,609,080
FLIR Systems, Inc.(a) (b)	197,800	4,363,468
Garmin Ltd.(b)	67,000	7,064,480
Gentex Corp.(b)	377,600	5,286,400
Integrated Device Technology, Inc.(a)	88,000	1,247,840
Intersil Corp. Cl. A	311,200	7,235,400
KLA-Tencor Corp.	25,000	1,039,250
Linear Technology Corp.(b)	245,400	8,218,446
Marvell Technology Group Ltd.(a)	185,900	8,240,947
Maxim Integrated Products, Inc.	124,100	3,984,851
Microchip Technology, Inc.	300,500	10,081,775
National Semiconductor Corp.(b)	356,400	8,500,140
Novellus Systems, Inc.(a)	178,000	4,396,600
PMC-Sierra, Inc.(a) (b)	272,000	2,556,800
QLogic Corp.(a)	48,000	827,520
Semtech Corp.(a)	145,300	2,099,585

	Number of Shares	Market Value
Silicon Laboratories, Inc.(a) (b)	96,100	$3,377,915
Spansion LLC Cl. A(a) (b)	193,000	3,076,420
SunPower Corp. Cl. A(a) (b)	62,000	1,737,240
Teleflex, Inc.	48,000	2,592,960
Xilinx, Inc.(b)	470,800	10,663,620
		137,934,300
Energy — 5.6%
Bill Barrett Corp.(a) (b)	139,000	4,115,790
BJ Services Co.	438,000	16,319,880
Compton Petroleum Corp.(a)	183,800	2,121,052
Diamond Offshore Drilling, Inc.(b)	28,000	2,350,040
EOG Resources, Inc.(b)	153,000	10,609,020
Murphy Oil Corp.(b)	220,600	12,322,716
Nabors Industries Ltd.(a) (b)	60,000	2,027,400
Ultra Petroleum Corp.(a)	65,500	3,882,185
Weatherford International Ltd.(a)	83,500	4,143,270
The Williams Cos., Inc.	141,600	3,307,776
XTO Energy, Inc.	307,367	13,607,137
		74,806,266
Entertainment & Leisure — 0.9%
Brunswick Corp.	116,300	3,866,975
DreamWorks Animation SKG, Inc. Cl. A(a) (b)	99,700	2,283,130
Harrah's Entertainment, Inc.	42,800	3,046,504
Shuffle Master, Inc.(a) (b)	58,950	1,932,381
WMS Industries, Inc.(a) (b)	32,300	884,697
		12,013,687
Financial Services — 4.4%
Affiliated Managers Group, Inc.(a) (b)	8,800	764,632
BlackRock, Inc. Cl. A(b)	11,400	1,586,538
CapitalSource, Inc.(b)	51,400	1,205,844
CBOT Holdings Inc. Cl. A(a)	40,800	4,879,272
Chicago Mercantile Exchange Holdings, Inc.	11,000	5,402,650
E*TRADE Financial Corp.(a)	327,300	7,468,986
East West Bancorp, Inc.	21,000	796,110
Eaton Vance Corp.	260,000	6,489,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Federated Investors, Inc. Cl. B	18,000	$567,000
Fidelity National Information Services, Inc.(b)	187,100	6,623,340
Janus Capital Group, Inc.	72,500	1,297,750
Lazard Ltd. Cl. A(b)	18,700	755,480
Legg Mason, Inc.	73,490	7,313,725
Nuveen Investments, Inc. Cl. A(b)	111,900	4,817,295
optionsXpress Holdings, Inc.	34,700	808,857
The Charles Schwab Corp.(b)	60,200	961,996
TD Ameritrade Holding Corp.	455,700	6,748,917
		58,487,992
Foods — 0.4%
The Hershey Co.(b)	31,000	1,707,170
McCormick & Co., Inc.	47,500	1,593,625
Panera Bread Co. Cl. A(a)	11,700	786,708
Wrigley (Wm.) Jr. Co.	25,875	1,173,690
		5,261,193
Healthcare — 4.9%
Community Health Systems, Inc.(a)	120,000	4,410,000
Coventry Health Care, Inc.(a)	122,400	6,724,656
DaVita, Inc.(a)	92,350	4,589,795
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	380,000	6,346,000
Express Scripts, Inc.(a)	30,500	2,188,070
Health Management Associates, Inc. Cl. A	279,500	5,508,945
Healthways, Inc.(a) (b)	24,700	1,300,208
Human Genome Sciences, Inc.(a) (b)	77,000	823,900
Humana, Inc.(a)	159,100	8,543,670
Laboratory Corp. of America Holdings(a)	133,400	8,301,482
LifePoint Hospitals, Inc.(a)	23,000	738,990
Lincare Holdings, Inc.(a)	54,900	2,077,416
Manor Care, Inc.	235,000	11,026,200
Triad Hospitals, Inc.(a)	66,000	2,612,280
		65,191,612
Heavy Machinery — 0.7%
Cameron International Corp.(a)	195,400	9,334,258

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 1.2%
Centex Corp.	21,500	$1,081,450
Harman International Industries, Inc.	105,500	9,006,535
HNI Corp.(b)	21,400	970,490
KB Home	17,800	816,130
Lennar Corp. Cl. A(b)	43,100	1,912,347
Meritage Homes Corp.(a)	15,200	718,200
Pulte Homes, Inc.	27,800	800,362
Toll Brothers, Inc.(a) (b)	34,500	882,165
		16,187,679
Industrial – Distribution — 0.2%
Grainger (W.W.), Inc.	36,000	2,708,280
Industrial – Diversified — 0.9%
Danaher Corp.	103,100	6,631,392
ITT Industries, Inc.	116,800	5,781,600
		12,412,992
Information Retrieval Services — 1.2%
ChoicePoint, Inc.(a) (b)	187,800	7,844,406
Digital River, Inc.(a) (b)	31,500	1,272,285
Juniper Networks, Inc.(a) (b)	374,400	5,986,656
Sina Corp.(a) (b)	27,900	696,942
		15,800,289
Insurance — 1.7%
Ambac Financial Group, Inc.	11,300	916,430
Arch Capital Group Ltd.(a)	27,600	1,641,096
Assurant, Inc.	148,000	7,163,200
Axis Capital Holdings Ltd.	195,700	5,598,977
Brown & Brown, Inc.	31,500	920,430
Markel Corp.(a) (b)	2,560	888,320
Marsh & McLennan Cos., Inc.	33,000	887,370
MBIA, Inc.(b)	11,500	673,325
Principal Financial Group, Inc.	63,000	3,505,950
Willis Group Holdings Ltd.	20,100	645,210
		22,840,308
Lodging — 1.9%
Boyd Gaming Corp.	42,100	1,699,156
Choice Hotels International, Inc.	42,500	2,575,500
Hilton Hotels Corp.	121,000	3,421,880
Las Vegas Sands Corp.(a) (b)	15,800	1,230,188

	Number of Shares	Market Value
Marriott International, Inc. Cl. A	90,000	$3,430,800
Starwood Hotels & Resorts Worldwide, Inc.	52,600	3,173,884
Station Casinos, Inc.(b)	28,200	1,919,856
Wynn Resorts Ltd.(a) (b)	102,900	7,542,570
		24,993,834
Machinery & Components — 3.6%
FMC Technologies, Inc.(a)	142,000	9,579,320
Graco, Inc.	46,200	2,124,276
Grant Prideco, Inc.(a)	99,400	4,448,150
IDEX Corp.	18,550	875,560
Pall Corp.	26,300	736,400
Roper Industries, Inc.	308,000	14,399,000
Smith International, Inc.(b)	346,300	15,399,961
		47,562,667
Manufacturing — 0.9%
American Standard Cos., Inc.(b)	124,000	5,365,480
Avery Dennison Corp.	13,300	772,198
Lam Research Corp.(a)	19,900	927,738
Millipore Corp.(a) (b)	17,200	1,083,428
Pentair, Inc.	107,000	3,658,330
		11,807,174
Medical Supplies — 4.3%
Allergan, Inc.(b)	39,255	4,210,491
American Medical Systems Holdings, Inc.(a) (b)	45,300	754,245
ArthoCare Corp.(a) (b)	19,900	835,999
Bard (C.R.), Inc.	66,700	4,886,442
Becton, Dickinson & Co.	25,400	1,552,702
Biomet, Inc.	51,400	1,608,306
Dade Behring Holdings, Inc.	26,000	1,082,640
Dentsply International, Inc.	23,100	1,399,860
Edwards Lifesciences Corp.(a)	181,800	8,259,174
Henry Schein, Inc.(a) (b)	28,900	1,350,497
Hologic, Inc.(a)	17,100	844,056
II-VI, Inc.(a)	41,300	755,790
Integra LifeSciences Holdings Corp.(a) (b)	23,600	915,916
Kyphon, Inc.(a) (b)	28,400	1,089,424
Patterson Cos., Inc.(a) (b)	234,000	8,173,620
Resmed, Inc.(a)	40,200	1,887,390
Respironics, Inc.(a)	40,300	1,379,066

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
St. Jude Medical, Inc.(a)	74,100	$2,402,322
Techne Corp.(a)	40,700	2,072,444
Thermo Electron Corp.(a) (b)	145,000	5,254,800
Varian Medical Systems, Inc.(a)	42,000	1,988,700
Ventana Medical Systems, Inc.(a)	27,200	1,283,296
Waters Corp.(a)	35,300	1,567,320
Zimmer Holdings, Inc.(a)	13,600	771,392
		56,325,892
Metals & Mining — 2.2%
CONSOL Energy, Inc.	234,000	10,932,480
Foundation Coal Holdings, Inc.	166,300	7,804,459
Newmont Mining Corp.	85,000	4,499,050
Precision Castparts Corp.	55,800	3,334,608
Teck Cominco Ltd. Cl. B(b)	50,000	2,988,000
		29,558,597
Pharmaceuticals — 6.5%
Alkermes, Inc.(a)	207,200	3,920,224
Amylin Pharmaceuticals, Inc.(a) (b)	119,900	5,919,463
Atherogenics, Inc.(a) (b)	45,800	597,690
Barr Pharmaceuticals, Inc.(a)	128,000	6,104,320
Celgene Corp.(a) (b)	74,200	3,519,306
Cephalon, Inc.(a) (b)	191,900	11,533,190
Charles River Laboratories International, Inc.(a)	28,600	1,052,480
Genzyme Corp.(a) (b)	16,200	989,010
Gilead Sciences, Inc.(a)	58,000	3,431,280
Invitrogen Corp.(a)	18,300	1,209,081
Martek Biosciences Corp.(a) (b)	26,500	767,175
Medco Health Solutions, Inc.(a) (b)	45,200	2,589,056
MedImmune, Inc.(a)	361,500	9,796,650
Millennium Pharmaceuticals, Inc.(a) (b)	74,500	742,765
Myogen, Inc.(a) (b)	102,000	2,958,000
Nektar Therapeutics(a) (b)	41,500	761,110
Neurocrine Biosciences, Inc.(a) (b)	106,200	1,125,720
Omnicare, Inc.	87,400	4,144,508
OSI Pharmaceuticals, Inc.(a) (b)	100,500	3,312,480
PDL BioPharma, Inc.(a) (b)	145,100	2,671,291
Sepracor, Inc.(a) (b)	117,500	6,713,950

	Number of Shares	Market Value
Sigma-Aldrich Corp.	11,600	$842,624
Theravance, Inc.(a)	95,100	2,175,888
Valeant Pharmaceuticals International	215,000	3,637,800
Vertex Pharmaceuticals, Inc.(a) (b)	168,200	6,174,622
		86,689,683
Prepackaged Software — 4.5%
Activision, Inc.(a)	84,810	965,138
Adobe Systems, Inc.(a)	218,900	6,645,804
Check Point Software Technologies Ltd.(a)	64,300	1,130,394
Citrix Systems, Inc.(a)	49,300	1,978,902
DST Systems, Inc.(a) (b)	162,600	9,674,700
Electronic Arts, Inc.(a) (b)	14,700	632,688
Fair Isaac Corp.(b)	25,500	925,905
Hyperion Solutions Corp.(a)	20,700	571,320
Internet Security Systems, Inc.(a)	33,400	629,590
Intuit, Inc.(a)	144,400	8,720,316
McAfee, Inc.(a)	250,100	6,069,927
NAVTEQ Corp.(a)	239,400	10,696,392
Red Hat, Inc.(a) (b)	278,400	6,514,560
Salesforce.com, Inc.(a) (b)	121,600	3,241,856
THQ, Inc.(a) (b)	54,250	1,171,800
		59,569,292
Restaurants — 0.9%
The Cheesecake Factory(a) (b)	166,200	4,479,090
OSI Restaurant Partners, Inc.	29,900	1,034,540
P.F. Chang's China Bistro, Inc.(a)	62,000	2,357,240
Tim Hortons, Inc.(a) (b)	152,900	3,937,175
		11,808,045
Retail — 5.1%
Advance Auto Parts, Inc.	35,300	1,020,170
Amazon.com, Inc.(a)	253,900	9,820,852
Bed Bath & Beyond, Inc.(a)	234,500	7,778,365
Best Buy Co., Inc.	98,000	5,374,320
Carmax, Inc.(a) (b)	106,000	3,758,760
Dick's Sporting Goods, Inc.(a)	51,600	2,043,360
Dollar General Corp.(b)	97,600	1,364,448
Family Dollar Stores, Inc.	50,700	1,238,601
Fred's, Inc.(b)	48,500	647,475
Men's Wearhouse, Inc.	26,900	815,070
Michaels Stores, Inc.	23,400	965,016

	Number of Shares	Market Value
MSC Industrial Direct Co. Cl. A	26,000	$1,236,820
O'Reilly Automotive, Inc.(a)	227,000	7,080,130
Petsmart, Inc.	340,700	8,721,920
Shoppers Drug Mart Corp.	23,000	838,585
Shoppers Drug Mart Corp. CAD	25,000	911,505
Shoppers Drug Mart Corp. CAD(c)	38,000	1,385,488
Staples, Inc.	70,150	1,706,048
Tiffany & Co.	80,500	2,658,110
The TJX Cos., Inc.	137,700	3,147,822
Williams-Sonoma, Inc.(b)	148,900	5,070,045
		67,582,910
Retail – Grocery — 0.2%
Whole Foods Market, Inc.	38,000	2,456,320
Telephone Utilities — 1.5%
ADTRAN, Inc.	105,000	2,355,150
Amdocs Ltd.(a)	198,000	7,246,800
Level 3 Communications, Inc.(a) (b)	198,000	879,120
NeuStar, Inc. Cl. A(a) (b)	52,300	1,765,125
NII Holdings, Inc. Cl. B(a)	51,000	2,875,380
TELUS Corp.	122,400	5,072,085
TELUS Corp. CAD	7,600	314,933
		20,508,593
Transportation — 1.7%
Discovery Holding Co. Cl. A(a)	271,000	3,964,730
Expeditors International of Washington, Inc.	51,000	2,856,510
Landstar System, Inc.(b)	55,600	2,625,988
Robinson (C.H.) Worldwide, Inc.	50,800	2,707,640
Royal Caribbean Cruises Ltd.	47,400	1,813,050
Thor Industries, Inc.(b)	30,700	1,487,415
UTI Worldwide, Inc.	275,700	6,955,911
		22,411,244
TOTAL EQUITIES (Cost $1,070,874,784)		1,287,850,932
MUTUAL FUND — 0.8%
Financial Services
Government Reserve Investment Fund	11,284,995	11,284,995
TOTAL MUTUAL FUND (Cost $11,284,995)		11,284,995
TOTAL LONG TERM INVESTMENTS (Cost $1,082,159,779)		1,299,135,927

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 16.4%
Cash Equivalents — 14.0%(e)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$2,024,353	$2,024,353
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	2,024,348	2,024,348
American Beacon Money Market Fund(d)	2,064,663	2,064,663
Bank of America 5.270% 07/14/2006	4,048,697	4,048,697
Bank of America 5.310% 03/08/2007	4,048,697	4,048,697
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	4,048,697	4,048,697
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	4,048,697	4,048,697
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	6,073,045	6,073,045
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	7,287,654	7,287,654
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	4,048,697	4,048,697
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	4,048,697	4,048,697
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	10,121,742	10,121,742
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	5,263,306	5,263,306
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	3,222,709	3,222,709
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	4,858,437	4,858,437
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	4,048,697	4,048,697
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	4,048,697	4,048,697

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	$4,048,697	$4,048,697
Freddie Mac Discount Note 5.191% 07/25/2006	2,416,194	2,416,194
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	2,834,088	2,834,088
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	4,048,697	4,048,697
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	14,170,439	14,170,439
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	4,806,660	4,806,660
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	4,048,697	4,048,697
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	4,048,697	4,048,697
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	5,263,306	5,263,306
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	6,073,045	6,073,045
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	13,573,283	13,573,283
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	6,882,785	6,882,785
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	11,336,352	11,336,352
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	6,073,045	6,073,045
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	6,073,045	6,073,045
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	4,048,697	4,048,697
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	4,048,697	4,048,697

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	$2,024,348	$2,024,348
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	4,048,697	4,048,697
		185,197,302
Repurchase Agreement — 2.4%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(f)	31,906,085	31,906,085
TOTAL SHORT-TERM INVESTMENTS (Cost $217,103,387)		217,103,387
TOTAL INVESTMENTS — 114.4% (Cost $1,299,263,166)(g)		1,516,239,314
Other Assets/ (Liabilities) — (14.4%)		(190,761,307)
NET ASSETS — 100.0%		$1,325,478,007

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $1,385,488 or 0.1% of net assets.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $31,916,056. Collateralized by a U.S. Government Agency obligation with a rate of 5.699%, maturity date of 06/15/2034, and an aggregate market value, including accrued interest, of $33,501,389.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 89.2%
COMMON STOCK
Advertising — 1.7%
Catalina Marketing Corp.	92,500	$2,632,550
Focus Media Holding Limited ADR (China)(a)	22,380	1,458,281
Getty Images, Inc.(a) (b)	110,150	6,995,626
		11,086,457
Aerospace & Defense — 0.4%
Alliant Techsystems, Inc.(a) (b)	26,300	2,008,005
Transdigm Group, Inc.(a)	23,900	572,405
		2,580,410
Air Transportation — 0.9%
Airtran Holdings, Inc.(a) (b)	157,700	2,343,422
Copa Holdings SA Cl. A	42,650	966,022
Gol Linhas Aereas Inteligentes SA ADR (Brazil)(b)	32,580	1,156,590
JetBlue Airways Corp.(a) (b)	147,700	1,793,078
		6,259,112
Apparel, Textiles & Shoes — 1.2%
Citi Trends, Inc.(a) (b)	25,300	1,080,057
DSW, Inc. Cl. A(a) (b)	31,630	1,151,965
Iconix Brand Group, Inc.(a)	67,130	1,096,904
Skechers U.S.A., Inc. Cl. A(a)	127,600	3,076,436
Too, Inc.(a)	43,930	1,686,473
		8,091,835
Automotive & Parts — 3.1%
A.S.V., Inc.(a) (b)	214,900	4,951,296
Aftermarket Technology Corp.(a)	43,140	1,072,029
American Axle & Manufacturing Holdings, Inc.(b)	113,400	1,940,274
LKQ Corp.(a)	419,248	7,965,712
Tenneco, Inc.(a)	108,100	2,810,600
United Auto Group, Inc.	91,400	1,951,390
		20,691,301
Banking, Savings & Loans — 2.2%
Advanta Corp. Cl. B	80,800	2,904,760

	Number of Shares	Market Value
Euronet Worldwide, Inc.(a) (b)	67,800	$2,601,486
Financial Federal Corp.(b)	203,024	5,646,097
First Community Bancorp	49,180	2,905,554
Signature Bank(a)	22,270	721,103
		14,779,000
Broadcasting, Publishing & Printing — 0.9%
Central European Media Enterprises Ltd.(a) (b)	15,490	978,813
Charter Communications, Inc. Cl. A(a) (b)	891,500	1,007,395
LodgeNet Entertainment Corp.(a)	82,400	1,536,760
TiVo, Inc.(a) (b)	356,900	2,551,835
		6,074,803
Building Materials & Construction — 0.6%
Beacon Roofing Supply, Inc.(a)	110,819	2,439,126
Martin Marietta Materials, Inc.	15,560	1,418,294
		3,857,420
Chemicals — 1.3%
Cytec Industries, Inc.	46,900	2,516,654
Hercules, Inc.(a)	170,600	2,603,356
Minerals Technologies, Inc.	43,700	2,272,400
VeraSun Energy(a) (b)	48,100	1,262,144
		8,654,554
Commercial Services — 10.1%
ADVO, Inc.	81,650	2,009,406
American Reprographics Co.(a)	47,500	1,721,875
Bowne & Co., Inc.	137,100	1,960,530
The Corporate Executive Board Co.	97,990	9,818,598
Corrections Corp. of America(a)	45,970	2,433,652
Ctrip.com International Ltd. ADR (China)(b)	20,250	1,033,763
Exelixis, Inc.(a)	129,300	1,299,465
Harris Interactive, Inc.(a)	258,200	1,471,740
Ikon Office Solutions, Inc.	82,700	1,042,020
Incyte Corp.(a)	212,600	977,960
ITT Educational Services, Inc.(a)	187,000	12,306,470
Lincoln Educational Services Corp.(a) (b)	149,000	2,546,410
Magellan Health Services, Inc.(a)	87,220	3,951,938

	Number of Shares	Market Value
Mobile Mini, Inc.(a)	122,700	$3,590,202
MoneyGram International, Inc.	57,260	1,943,977
Move, Inc.(a)	220,110	1,206,203
Pharmaceutical Product Development, Inc.	60,110	2,111,063
Resources Connection, Inc.(a)	49,810	1,246,246
Sotheby's(a)	142,800	3,748,500
Stericycle, Inc.(a)	28,130	1,831,263
URS Corp.(a)	22,730	954,660
Valassis Communications, Inc.(a)	83,600	1,972,124
Vertrue, Inc.(a) (b)	66,100	2,844,283
VistaPrint Ltd.(a)	66,180	1,769,653
Washington Group International, Inc.	35,800	1,909,572
		67,701,573
Communications — 1.2%
Crown Castle International Corp.(a)	51,960	1,794,698
Polycom, Inc.(a)	102,900	2,255,568
Powerwave Technologies, Inc.(a) (b)	196,800	1,794,816
SBA Communications Corp. Cl. A(a)	53,620	1,401,627
Syniverse Holdings, Inc.(a)	50,240	738,528
		7,985,237
Computer & Other Data Processing Service — 0.4%
IHS, Inc. Cl. A(a)	55,090	1,632,317
LoopNet, Inc.(a) (b)	72,110	1,341,967
		2,974,284
Computer Integrated Systems Design — 1.0%
Avid Technology, Inc.(a) (b)	90,350	3,011,366
Hypercom Corp.(a)	168,580	1,576,223
Sapient Corp.(a)	344,300	1,824,790
		6,412,379
Computer Maintenance & Repair — 0.3%
Electronics for Imaging, Inc.(a)	88,700	1,852,056
Computer Related Services — 2.8%
Checkfree Corp.(a)	245,649	12,174,364
Ingram Micro, Inc. Cl. A(a)	162,000	2,937,060
NetFlix, Inc.(a) (b)	129,330	3,519,069
		18,630,493

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computers & Information — 2.3%
Cognos, Inc.(a)	38,300	$1,089,635
Foundry Networks, Inc.(a)	91,000	970,060
Redback Networks, Inc.(a) (b)	56,360	1,033,642
Scientific Games Corp. Cl. A(a)	257,100	9,157,902
VeriFone Holdings, Inc.(a) (b)	99,664	3,037,759
		15,288,998
Cosmetics & Personal Care — 0.3%
Nu Skin Enterprises, Inc. Cl. A	118,200	1,755,270
Data Processing & Preparation — 2.0%
FactSet Research Systems, Inc.	250,724	11,859,245
The BISYS Group, Inc.(a)	131,400	1,800,180
		13,659,425
Electric Utilities — 0.5%
El Paso Electric Co.(a)	111,600	2,249,856
Suntech Power Holdings Co. Ltd. ADR (China)(a) (b)	28,200	796,650
		3,046,506
Electrical Equipment & Electronics — 5.1%
Benchmark Electronics, Inc.(a) (b)	82,950	2,000,754
Cree, Inc.(a) (b)	156,590	3,720,578
CSR PLC(a)	29,573	681,929
Cypress Semiconductor Corp.(a) (b)	134,400	1,954,176
Daktronics, Inc.	62,690	1,809,860
Energy Conversion Devices, Inc.(a)	41,400	1,508,202
Evergreen Solar, Inc.(a) (b)	58,390	757,902
FuelCell Energy, Inc.(a) (b)	138,800	1,329,704
Gentex Corp.(b)	236,580	3,312,120
Integrated Device Technology, Inc.(a)	131,760	1,868,357
International Rectifier Corp.(a)	67,450	2,635,946
Newport Corp.(a)	81,500	1,313,780
ON Semiconductor Corp.(a) (b)	216,300	1,271,844
Photon Dynamics, Inc.(a)	98,600	1,234,472
Semtech Corp.(a)	132,700	1,917,515
Silicon-On-Insulator Technologies(a)	36,460	1,044,579
Teledyne Technologies, Inc.(a)	98,230	3,218,015

	Number of Shares	Market Value
TomTom NV(a) (b)	25,040	$966,105
Trident Microsystems, Inc.(a)	83,200	1,579,136
		34,124,974
Energy — 6.0%
Acergy SA, Sponsored ADR(a)	68,120	1,042,236
Alon USA Energy, Inc.(b)	111,210	3,499,779
Arch Coal, Inc.(b)	33,680	1,427,022
Bill Barrett Corp.(a) (b)	148,200	4,388,202
Cabot Oil & Gas Corp. Cl. A(b)	26,920	1,319,080
Comstock Resources, Inc.(a)	100,800	3,009,888
Denbury Resources, Inc.(a)	33,100	1,048,277
EXCO Resources, Inc.(a)	198,900	2,267,460
Frontier Oil Corp.	37,330	1,209,492
Grey Wolf, Inc.(a) (b)	203,900	1,570,030
Newfield Exploration Co.(a)	166,100	8,128,934
OPTI Canada, Inc. CAD(a) (c)	118,600	2,439,692
Range Resources Corp.	49,525	1,346,585
TETRA Technologies, Inc.(a)	93,600	2,835,144
UGI Corp.	92,500	2,277,350
Whiting Petroleum Corp.(a) (b)	55,500	2,323,785
		40,132,956
Entertainment & Leisure — 2.7%
Churchill Downs, Inc.	41,400	1,550,430
DreamWorks Animation SKG, Inc. Cl. A(a) (b)	97,100	2,223,590
Gaylord Entertainment(a) (b)	161,100	7,030,404
Live Nation, Inc.(a)	36,660	746,398
Pinnacle Entertainment, Inc.(a)	63,810	1,955,777
Shuffle Master, Inc.(a) (b)	146,900	4,815,382
		18,321,981
Financial Services — 2.4%
Affiliated Managers Group, Inc.(a) (b)	32,689	2,840,347
Apollo Investment Corp.	113,600	2,099,328
Investment Technology Group, Inc.(a)	39,100	1,988,626
Jones Soda Co.(a)	54,800	443,880
The Nasdaq Stock Market, Inc.(a)	60,400	1,805,960
National Financial Partners Corp.	19,710	873,350

	Number of Shares	Market Value
Nuveen Investments, Inc. Cl. A(b)	49,890	$2,147,765
Redwood Trust, Inc.(b)	49,300	2,407,319
Strategic Hotels & Resorts, Inc.	72,000	1,493,280
		16,099,855
Foods — 1.8%
Panera Bread Co. Cl. A(a) (b)	123,300	8,290,692
United Natural Foods, Inc.(a) (b)	120,500	3,978,910
		12,269,602
Healthcare — 6.3%
Allscripts Healthcare Solutions, Inc.(a) (b)	360,800	6,332,040
AmSurg Corp.(a) (b)	342,900	7,800,975
Covance Inc.(a)	16,070	983,805
Genesis HealthCare Corp.(a) (b)	73,300	3,472,221
Healthways, Inc.(a) (b)	201,650	10,614,856
Human Genome Sciences, Inc.(a) (b)	241,000	2,578,700
LifePoint Hospitals, Inc.(a)	118,760	3,815,759
Manor Care, Inc.(b)	77,000	3,612,840
Matria Healthcare, Inc.(a) (b)	68,250	1,461,915
Symbion, Inc.(a) (b)	65,060	1,350,646
		42,023,757
Heavy Machinery — 0.9%
Bucyrus International, Inc. Cl. A(b)	74,595	3,767,048
Goodman Global, Inc.(a)	76,200	1,156,716
Verigy Ltd.(a)	51,100	805,847
		5,729,611
Home Construction, Furnishings & Appliances — 0.3%
Ethan Allen Interiors, Inc.	51,400	1,878,670
Household Products — 0.2%
Ferro Corp.	103,600	1,653,456
Industrial – Diversified — 0.5%
Nordson Corp.	73,800	3,629,484
Information Retrieval Services — 1.1%
Bankrate, Inc.(a) (b)	26,990	1,019,142
CoStar Group, Inc.(a) (b)	109,000	6,521,470
		7,540,612
Insurance — 2.0%
Arch Capital Group Ltd.(a)	37,420	2,224,993
Aspen Insurance Holdings Ltd.	88,300	2,056,507

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Platinum Underwriters Holdings Ltd.	66,200	$1,852,276
ProAssurance Corp.(a)	74,750	3,601,455
Reinsurance Group of America, Inc.	40,100	1,970,915
United America Indemnity Ltd. Cl. A(a)	92,600	1,929,784
		13,635,930
Internet Software — 0.5%
Opsware, Inc.(a)	420,400	3,464,096
Lodging — 1.0%
Vail Resorts, Inc.(a) (b)	186,200	6,908,020
Machinery & Components — 1.1%
Axcelis Technologies, Inc.(a)	280,700	1,656,130
Chicago Bridge & Iron Co. NV	236,198	5,704,182
		7,360,312
Medical Supplies — 3.7%
Arrow International, Inc.	68,100	2,238,447
Hologic, Inc.(a)	6,540	322,814
Intralase Corp.(a) (b)	312,700	5,234,598
Intuitive Surgical, Inc.(a)	3,710	437,669
Kensey Nash Corp.(a) (b)	81,300	2,398,350
Kyphon, Inc.(a) (b)	222,220	8,524,359
PSS World Medical, Inc.(a) (b)	303,000	5,347,950
		24,504,187
Metals & Mining — 0.5%
Carpenter Technology	10,400	1,201,200
CommScope, Inc.(a)	44,600	1,401,332
The Shaw Group, Inc.(a) (b)	34,590	961,602
		3,564,134
Oil & Gas — 0.3%
Pride International, Inc.(a)	53,100	1,658,313
Pharmaceuticals — 2.9%
Alkermes, Inc.(a) (b)	141,310	2,673,585
Amylin Pharmaceuticals, Inc.(a) (b)	72,730	3,590,680
Arena Pharmaceuticals, Inc.(a) (b)	33,630	389,435
Atherogenics, Inc.(a) (b)	44,600	582,030
Digene Corp.(a) (b)	66,970	2,594,418
Encysive Pharmaceuticals, Inc.(a)	45,020	311,989
The Medicines Co.(a)	94,720	1,851,776
Mylan Laboratories, Inc.	88,100	1,762,000

	Number of Shares	Market Value
Vertex Pharmaceuticals, Inc.(a) (b)	28,670	$1,052,476
Visicu Inc.(a) (b)	216,820	3,826,873
Zymogenetics, Inc.(a)	50,100	950,397
		19,585,659
Prepackaged Software — 8.8%
Activision, Inc.(a)	105,750	1,203,435
Ansys, Inc.(a)	38,310	1,831,984
Blackbaud, Inc.	520,100	11,806,270
Blackboard, Inc.(a)	272,600	7,894,496
Cerner Corp.(a) (b)	176,200	6,538,782
Dendrite International, Inc.(a)	311,900	2,881,956
Epicor Software Corp.(a)	165,800	1,745,874
EPIQ Systems, Inc.(a) (b)	145,129	2,414,947
Kenexa Corp.(a)	95,575	3,044,064
MicroStrategy, Inc. Cl. A(a)	51,236	4,996,535
Red Hat, Inc.(a) (b)	184,540	4,318,236
Take-Two Interactive Software, Inc.(a) (b)	439,214	4,682,021
THQ, Inc.(a) (b)	34,735	750,276
Transaction Systems Architects, Inc. Cl. A(a)	46,500	1,938,585
Verint Systems, Inc.(a)	27,770	810,606
Vignette Corp.(a)	143,300	2,089,314
		58,947,381
Restaurants — 0.5%
California Pizza Kitchen, Inc.(a)	58,490	1,607,305
RARE Hospitality International, Inc.(a)	63,200	1,817,632
		3,424,937
Retail — 2.4%
Borders Group, Inc.	89,000	1,642,940
GameStop Corp. Cl. B(a)	25,650	878,513
O'Reilly Automotive, Inc.(a)	227,220	7,086,992
Stamps.com, Inc.(a) (b)	90,300	2,512,146
Zumiez, Inc.(a)	102,000	3,832,140
		15,952,731
Telephone Utilities — 1.2%
Equinix, Inc.(a) (b)	22,070	1,210,760
General Communication, Inc. Cl. A(a)	221,700	2,731,344
NeuStar, Inc. Cl. A(a) (b)	117,310	3,959,213
		7,901,317
Transportation — 3.8%
American Commercial Lines, Inc.(a)	27,960	1,684,590
Con-way, Inc.	31,900	1,847,967
GATX Corp.	45,600	1,938,000

	Number of Shares	Market Value
J.B. Hunt Transport Services, Inc.	361,000	$8,992,510
Kansas City Southern(a) (b)	405,250	11,225,425
		25,688,492
TOTAL EQUITIES (Cost $484,002,713)		597,381,580
MUTUAL FUND — 1.8%
Financial Services
iShares Russell 2000 Growth Index Fund(b)	161,640	11,882,156
TOTAL MUTUAL FUND (Cost $11,467,894)		11,882,156
TOTAL LONG TERM INVESTMENTS (Cost $495,470,607)		609,263,736
	Principal Amount
SHORT-TERM INVESTMENTS — 35.8%
Cash Equivalents — 26.6%(e)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$1,947,701	1,947,701
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	1,947,701	1,947,701
American Beacon Money Market Fund(d)	1,986,489	1,986,489
Bank of America 5.270% 07/14/2006	3,895,401	3,895,401
Bank of America 5.310% 03/08/2007	3,895,401	3,895,401
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	3,895,401	3,895,401
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	3,895,401	3,895,401
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	5,843,102	5,843,102
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	7,011,721	7,011,721
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	3,895,401	3,895,401

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	$3,895,401	$3,895,401
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	9,738,500	9,738,500
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	5,064,020	5,064,020
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	3,100,686	3,100,686
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	4,674,480	4,674,480
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	3,895,400	3,895,400
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	3,895,400	3,895,400
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	3,895,400	3,895,400
Freddie Mac Discount Note 5.191% 07/25/2006	2,324,709	2,324,709
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	2,726,780	2,726,780
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	3,895,400	3,895,400
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	13,633,902	13,633,902
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	4,624,664	4,624,664
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	3,895,400	3,895,400
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	3,895,400	3,895,400
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	5,064,020	5,064,020
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	5,843,101	5,843,101

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	$13,059,355	$13,059,355
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	6,622,182	6,622,182
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	10,907,121	10,907,121
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	5,843,101	5,843,101
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	5,843,101	5,843,101
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	3,895,400	3,895,400
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	3,895,400	3,895,400
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	1,947,700	1,947,700
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	3,895,400	3,895,400
		178,185,142
Repurchase Agreement — 9.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(f)	61,939,292	61,939,292
TOTAL SHORT-TERM INVESTMENTS (Cost $240,124,434)		240,124,434
TOTAL INVESTMENTS — 126.8% (Cost $735,595,041)(g)		849,388,170
Other Assets/ (Liabilities) — (26.8%)		(179,549,502)
NET ASSETS — 100.0%		$669,838,668

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $61,958,648. Collateralized by a U.S. Government Agency obligation with a rate of 5.673%, maturity date of 05/25/2034, and an aggregate market value, including accrued interest, of $65,036,257.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.1%
COMMON STOCK
Advertising — 2.0%
AQuantive, Inc.(a) (b)	63,700	$1,613,521
Jupitermedia Corp.(a) (b)	41,900	544,700
Marchex, Inc. Cl. B(a) (b)	64,000	1,051,520
		3,209,741
Agribusiness — 1.2%
Delta & Pine Land Co.(b)	67,670	1,989,498
Apparel, Textiles & Shoes — 3.0%
Crocs, Inc.(a) (b)	35,700	897,855
Hot Topic, Inc.(a) (b)	78,400	902,384
Quiksilver, Inc.(a) (b)	148,900	1,813,602
Too, Inc.(a)	25,900	994,301
Volcom, Inc.(a)	5,900	188,741
		4,796,883
Banking, Savings & Loans — 2.2%
Bank of the Ozarks, Inc.	4,400	146,520
Cascade Bancorp	3,575	101,923
Euronet Worldwide, Inc.(a) (b)	9,600	368,352
Glacier Bancorp, Inc.	9,535	279,090
Placer Sierra Bancshares	9,700	224,943
SVB Financial Group(a) (b)	35,100	1,595,646
UCBH Holdings, Inc.	12,100	200,134
United PanAm Financial Corp.(a)	13,900	422,560
Vineyard National Bancorp Co.	8,800	236,720
		3,575,888
Broadcasting, Publishing & Printing — 0.8%
Entravision Communications Corp. Cl. A(a)	94,775	812,222
Outdoor Channel Holdings, Inc.(a) (b)	43,300	446,856
		1,259,078
Building Materials & Construction — 0.1%
Comfort Systems USA, Inc.	9,700	138,613
Chemicals — 0.6%
ADA-ES, Inc.(a)	7,700	132,055
Symyx Technologies, Inc.(a)	32,700	789,705
		921,760

	Number of Shares	Market Value
Commercial Services — 6.8%
Affymetrix, Inc.(a)	26,800	$686,080
Corrections Corp. of America(a)	31,140	1,648,552
Decode Genetics, Inc.(a) (b)	120,020	742,924
Global Payments, Inc.	15,920	772,916
Heartland Payment Systems, Inc.(a) (b)	7,100	197,948
Internet Capital Group, Inc.(a)	50,775	456,975
Lionbridge Technologies, Inc.(a)	88,400	488,852
Move, Inc.(a)	140,300	768,844
Navigant Consulting, Inc.(a)	22,700	514,155
Per-Se Technologies, Inc.(a)	31,015	780,958
Strayer Education, Inc.	3,200	310,784
Waste Connections, Inc.(a)	52,290	1,903,356
Wind River Systems, Inc.(a)	148,900	1,325,210
World Fuel Services Corp.	4,100	187,329
		10,784,883
Communications — 4.4%
Harmonic, Inc.(a)	30,100	134,848
InterDigital Communications Corp.(a)	22,500	785,475
McData Corp. Cl. A(a)	392,450	1,601,196
Polycom, Inc.(a)	177,200	3,884,224
SBA Communications Corp. Cl. A(a)	25,600	669,184
		7,074,927
Computer & Data Processing Services — 0.5%
Digimarc Corp.(a)	117,900	727,443
Computer Integrated Systems Design — 4.3%
Avid Technology, Inc.(a) (b)	33,835	1,127,721
Cogent, Inc.(a) (b)	85,460	1,287,882
Digital Insight Corp.(a)	11,200	384,048
Mentor Graphics Corp.(a)	37,100	481,558
Quality Systems, Inc.	49,825	1,834,557
RadiSys Corp.(a)	80,700	1,772,172
		6,887,938
Computer Programming Services — 0.0%
PDF Solutions, Inc.(a)	5,600	69,496
Computer Related Services — 1.1%
CNET Networks, Inc.(a)	133,000	1,061,340
eCollege.com, Inc.(a)	23,255	491,611
NetFlix, Inc.(a) (b)	7,800	212,238
		1,765,189

	Number of Shares	Market Value
Computers & Information — 2.0%
Immersion Corp.(a)	188,400	$1,104,024
M-Systems Flash Disk Pioneers Ltd.(a) (b)	37,415	1,108,606
Solectron Corp.(a)	289,200	989,064
		3,201,694
Consumer Products — 0.7%
Pool Corp.(b)	26,505	1,156,413
Data Processing & Preparation — 1.5%
FactSet Research Systems, Inc.	36,455	1,724,322
Netsmart Technologies, Inc.(a)	49,070	635,947
		2,360,269
Electrical Equipment & Electronics — 16.1%
Active Power, Inc.(a)	26,800	90,852
Advanced Energy Industries, Inc.(a)	85,005	1,125,466
Altera Corp.(a)	181,600	3,187,080
ATMI, Inc.(a) (b)	29,405	723,951
Cree, Inc.(a) (b)	37,100	881,496
Cymer, Inc.(a)	11,500	534,290
Dolby Laboratories, Inc. Cl. A(a)	72,785	1,695,891
EMS Technologies, Inc.(a)	35,885	644,853
Integrated Device Technology, Inc.(a)	122,590	1,738,326
International DisplayWorks, Inc.(a) (b)	46,300	240,760
Ixia(a)	79,340	714,060
Lamson & Sessions Co. (The)(a) (b)	5,300	150,308
Lattice Semiconductor Corp.(a)	360,000	2,224,800
Oplink Communications, Inc.(a)	20,085	367,756
Photon Dynamics, Inc.(a)	33,985	425,492
Pixelworks, Inc.(a)	171,500	468,195
PLX Technology, Inc.(a)	86,612	1,058,399
RF Micro Devices, Inc.(a)	274,300	1,637,571
Rudolph Technologies, Inc.(a)	36,000	522,000
Skyworks Solutions, Inc.(a)	180,700	995,657
STATS ChipPAC Ltd. ADR (Singapore)(a) (b)	54,526	341,333
Supertex, Inc.(a)	23,430	935,794
Trident Microsystems, Inc.(a) (b)	61,790	1,172,774

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Triquint Semiconductor, Inc.(a)	306,600	$1,367,436
Ultra Clean Holdings(a)	58,400	511,000
Universal Electronics, Inc.(a)	106,593	1,887,762
		25,643,302
Energy — 5.5%
Atwood Oceanics, Inc.(a)	5,300	262,880
Complete Production Services, Inc.(a)	15,300	361,692
Core Laboratories NV(a)	21,075	1,286,418
Hercules Offshore, Inc.(a)	8,000	280,000
Horizon Offshore, Inc.(a) (b)	36,835	772,062
Patterson-UTI Energy, Inc.(b)	45,800	1,296,598
TETRA Technologies, Inc.(a)	60,494	1,832,363
Union Drilling, Inc.(a)	33,100	491,866
Unit Corp.(a)	39,360	2,239,190
		8,823,069
Entertainment & Leisure — 1.1%
Shuffle Master, Inc.(a) (b)	54,555	1,788,313
Financial Services — 2.6%
Accredited Home Lenders Holding Co.(a) (b)	17,100	817,551
Federated Investors, Inc. Cl. B	17,700	557,550
Greenhill & Co., Inc.(b)	15,700	953,932
NorthStar Realty Finance Corp. REIT	25,100	301,451
Saxon Capital, Inc. REIT	54,800	626,912
Thomas Weisel Partners Group, Inc.(a)	48,100	914,381
		4,171,777
Healthcare — 2.6%
Alliance Imaging, Inc.(a)	121,800	779,520
Five Star Quality Care, Inc.(a)	45,100	499,257
Healthways, Inc.(a) (b)	22,630	1,191,243
Horizon Health Corp.(a)	61,220	1,278,274
Matria Healthcare, Inc.(a)	17,215	368,745
		4,117,039
Heavy Machinery — 1.8%
Bucyrus International, Inc. Cl. A	33,865	1,710,183
Hydril(a)	3,200	251,264
Natural Gas Services Group, Inc.(a) (b)	19,800	296,406
Verigy Ltd.(a)	43,900	692,303
		2,950,156

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 0.9%
Meritage Homes Corp.(a)	13,600	$642,600
Miller (Herman), Inc.	32,700	842,679
		1,485,279
Information Retrieval Services — 0.8%
DealerTrack Holdings, Inc.(a)	4,100	90,651
InfoSpace, Inc.(a)	42,500	963,475
Knot (The), Inc.(a)	11,500	240,695
		1,294,821
Insurance — 2.7%
American Safety Insurance Holdings, Ltd.(a)	23,530	388,245
Centene Corp.(a) (b)	97,685	2,298,528
Darwin Professional Underwriters, Inc.(a)	3,200	56,512
Philadelphia Consolidated Holding Corp.(a)	49,555	1,504,490
		4,247,775
Internet Software — 0.2%
Opsware, Inc.(a)	28,900	238,136
Lodging — 0.6%
Vail Resorts, Inc.(a) (b)	26,240	973,504
Machinery & Components — 1.6%
Actuant Corp. Cl. A(b)	23,020	1,149,849
Brooks Automation, Inc.(a) (b)	115,900	1,367,620
		2,517,469
Medical Supplies — 6.8%
American Medical Systems Holdings, Inc.(a) (b)	100,045	1,665,749
Arrow International, Inc.	28,945	951,422
Coherent, Inc.(a) (b)	53,910	1,818,384
Cyberonics, Inc.(a) (b)	53,700	1,144,884
Cynosure, Inc. Cl. A(a)	9,700	138,710
DJ Orthopedics, Inc.(a)	18,275	673,068
Ista Pharmaceuticals, Inc.(a) (b)	66,400	479,408
Oyo Geospace Corp.(a)	27,300	1,559,103
PSS World Medical, Inc.(a) (b)	15,300	270,045
Respironics, Inc.(a)	47,370	1,621,001
Thoratec Corp.(a)	33,570	465,616
		10,787,390
Metals & Mining — 3.6%
Aleris International, Inc.(a)	75,005	3,438,979
Cleveland-Cliffs, Inc.	5,485	434,906
General Cable Corp.(a)	53,990	1,889,650
		5,763,535

	Number of Shares	Market Value
Pharmaceuticals — 8.8%
Alkermes, Inc.(a) (b)	41,900	$792,748
Arena Pharmaceuticals, Inc.(a) (b)	42,200	488,676
Ariad Pharmaceuticals, Inc.(a)	125,185	564,584
BioScrip, Inc.(a)	51,600	277,092
Cell Genesys, Inc.(a) (b)	112,400	564,248
Cephalon, Inc.(a) (b)	51,900	3,119,190
Cubist Pharmaceuticals, Inc.(a) (b)	57,500	1,447,850
CV Therapeutics, Inc.(a) (b)	51,900	725,043
Dendreon Corp.(a) (b)	54,480	263,683
Endo Pharmaceuticals Holdings, Inc.(a)	29,100	959,718
Medarex, Inc.(a)	190,700	1,832,627
OraSure Technologies, Inc.(a)	81,400	774,928
Par Pharmaceutical Cos., Inc.(a)	24,200	446,732
Taro Pharmaceutical Industries Ltd.(a) (b)	56,000	594,160
Telik, Inc.(a) (b)	56,900	938,850
Tercica, Inc.(a) (b)	46,300	244,927
		14,035,056
Prepackaged Software — 3.3%
Advent Software, Inc.(a)	31,800	1,147,026
Ansys, Inc.(a)	42,815	2,047,413
i2 Technologies, Inc.(a) (b)	11,800	149,506
Kenexa Corp.(a)	13,700	436,345
THQ, Inc.(a) (b)	56,900	1,229,040
TradeStation Group, Inc.(a) (b)	20,900	264,803
		5,274,133
Restaurants — 1.6%
McCormick & Schmick's Seafood Restaurants, Inc.(a)	32,100	763,980
Red Robin Gourmet Burgers, Inc.(a) (b)	43,270	1,841,571
		2,605,551
Retail — 5.9%
Allion Healthcare, Inc.(a)	82,880	720,227
Blue Nile, Inc.(a) (b)	13,000	418,080
Build-A-Bear Workshop, Inc.(a) (b)	39,215	843,515
Cash America International, Inc.	64,775	2,072,800
Gaiam, Inc. Cl. A(a)	29,800	417,796
Genesco, Inc.(a)	53,830	1,823,222
Golf Galaxy, Inc.(a)	21,800	293,210
GSI Commerce, Inc.(a)	23,300	315,249

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Guitar Center, Inc.(a) (b)	16,240	$722,193
Knoll, Inc.	40,400	741,744
Marvel Entertainment, Inc.(a) (b)	49,250	985,000
		9,353,036
Telephone Utilities — 0.4%
Mastec, Inc.(a)	42,500	561,425
TOTAL EQUITIES (Cost $153,838,663)		156,550,479
	Principal Amount
SHORT-TERM INVESTMENTS — 28.4%
Cash Equivalents — 26.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$459,121	459,121
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	459,120	459,120
American Beacon Money Market Fund(c)	468,265	468,265
Bank of America 5.270% 07/14/2006	918,240	918,240
Bank of America 5.310% 03/08/2007	918,240	918,240
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	918,240	918,240
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	918,240	918,240
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	1,377,361	1,377,361
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	1,652,832	1,652,832
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	918,240	918,240
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	918,240	918,240
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	2,295,600	2,295,600
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	1,193,711	1,193,711

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	$730,907	$730,907
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	1,101,889	1,101,889
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	918,240	918,240
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	918,239	918,239
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	918,239	918,239
Freddie Mac Discount Note 5.191% 07/25/2006	547,990	547,990
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	642,767	642,767
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	918,239	918,239
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	3,213,839	3,213,839
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	1,090,144	1,090,144
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	918,239	918,239
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	918,239	918,239
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	1,193,711	1,193,711
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	1,377,360	1,377,360
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	3,078,404	3,078,404
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	1,561,008	1,561,008
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	2,571,071	2,571,071

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	$1,377,360	$1,377,360
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	1,377,360	1,377,360
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	918,239	918,239
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	918,239	918,239
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	459,120	459,120
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	918,239	918,239
		42,002,532
Repurchase Agreement — 2.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	3,391,935	3,391,935
TOTAL SHORT-TERM INVESTMENTS (Cost $45,394,467)		45,394,467
TOTAL INVESTMENTS — 126.5% (Cost $199,233,130)(f)		201,944,946
Other Assets/ (Liabilities) — (26.5%)		(42,265,231)
NET ASSETS — 100.0%		$159,679,715

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $3,392,995. Collateralized by a U.S. Government Agency Obligation with a rate of 8.875%, maturity date of 01/25/2016, and an aggregate market value, including accrued interest, of $3,561,531.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 94.0%
COMMON STOCK
Advertising — 2.1%
aQuantive, Inc.(a)	67,220	$1,702,683
Marchex, Inc. Cl. B(a)	23,810	391,198
Valueclick, Inc.(a)	29,128	447,115
		2,540,996
Aerospace & Defense — 0.6%
Armor Holdings, Inc.(a)	13,550	742,946
Apparel, Textiles & Shoes — 3.6%
Christopher & Banks Corp.	52,560	1,524,240
Iconix Brand Group, Inc.(a)	57,770	943,962
J Crew Group, Inc.(a)	730	20,038
Steven Madden Ltd.	41,640	1,233,377
Volcom, Inc.(a)	21,800	697,382
		4,418,999
Banking, Savings & Loans — 1.3%
PrivateBancorp, Inc.	30,441	1,260,562
SVB Financial Group(a)	6,700	304,582
		1,565,144
Beverages — 0.5%
Peet's Coffee & Tea, Inc.(a)	21,940	662,369
Chemicals — 0.0%
Aventine Renewable Energy Holdings, Inc.(a)	1,110	43,179
Commercial Services — 15.5%
Akamai Technologies, Inc.(a)	34,310	1,241,679
AMN Healthcare Services, Inc.(a)	67,560	1,371,468
Ctrip.com International Ltd. ADR (China)	26,010	1,327,810
FTI Consulting, Inc.(a)	64,120	1,716,492
Heartland Payment Systems, Inc.(a) (b)	49,000	1,366,120
Huron Consulting Group, Inc.(a)	52,942	1,857,735
Keryx Biopharmaceuticals(a)	69,820	991,444
Lifecell Corp.(a) (b)	84,230	2,604,392
Liquidity Services, Inc.(a)	26,910	418,989
Portfolio Recovery Associates, Inc.(a)	48,190	2,202,283
Sotheby's(a)	38,720	1,016,400
Team, Inc.(a)	42,600	1,067,130
THE9 Ltd. ADR (Cayman Islands)(a)	44,100	1,022,679

	Number of Shares	Market Value
VistaPrint Ltd.(a)	34,850	$931,889
		19,136,510
Communications — 1.2%
AudioCodes Ltd.(a)	119,890	1,306,801
Openwave Systems, Inc.(a)	19,520	225,261
		1,532,062
Computer & Other Data Processing Service — 0.2%
Omniture, Inc.(a)	36,690	267,470
Computer Integrated Systems Design — 0.7%
Eclipsys Corp.(a)	48,900	888,024
Computer Related Services — 0.8%
Neoware Systems, Inc.(a)	18,710	229,946
NetFlix, Inc.(a)	26,630	724,602
		954,548
Computers & Information — 3.6%
M-Systems Flash Disk Pioneers Ltd.(a) (b)	63,310	1,875,875
Netgear, Inc.(a)	16,470	356,575
Rackable Systems, Inc.(a)	22,600	892,474
Redback Networks, Inc.(a)	38,790	711,409
Xyratex Ltd.(a)	21,620	571,849
		4,408,182
Consumer Services — 0.4%
Icon PLC Sponsored ADR (United Kingdom)(a)	7,930	438,529
Data Processing & Preparation — 1.5%
FactSet Research Systems, Inc.	21,070	996,611
The TriZetto Group, Inc.(a)	61,010	902,338
		1,898,949
Electrical Equipment & Electronics — 10.6%
American Science & Engineering, Inc.(a)	17,200	996,224
Atheros Communications, Inc.(a)	90,300	1,712,088
FormFactor, Inc.(a)	32,810	1,464,310
Hittite Microwave Corp.(a)	43,500	1,572,960
Itron, Inc.(a)	7,680	455,117
Ixia(a)	27,380	246,420
Netlogic Microsystems, Inc.(a) (b)	40,810	1,316,122
O2Micro International Ltd. ADR (Cayman Islands)(a)	48,570	373,503
OmniVision Technologies, Inc.(a)	21,040	444,365

	Number of Shares	Market Value
Silicon Image, Inc.(a)	91,780	$989,388
Silicon Motion Technology Corp. ADR (Taiwan)(a)	66,850	958,629
SiRF Technology Holdings, Inc.(a)	19,780	637,312
Tessera Technologies, Inc.(a)	29,150	801,625
Trident Microsystems, Inc.(a)	21,510	408,260
Vimicro International Corp. ADR (Cayman Islands)(a)	40,300	508,183
Volterra Semiconductor Corp.(a)	17,300	263,998
		13,148,504
Energy — 3.5%
Oceaneering International, Inc.(a)	19,020	872,067
Parallel Petroleum Corp.(a)	57,560	1,422,308
TETRA Technologies, Inc.(a)	37,020	1,121,336
W-H Energy Services, Inc.(a)	18,930	962,212
		4,377,923
Entertainment & Leisure — 0.6%
Pinnacle Entertainment, Inc.(a)	26,120	800,578
Financial Services — 6.3%
Affiliated Managers Group, Inc.(a)	14,370	1,248,609
Boston Private Financial Holdings, Inc.	33,610	937,719
GFI Group, Inc.(a)	19,500	1,052,025
Gmarket, Inc. ADR(a)	2,940	45,188
Greenhill & Co., Inc.	10,400	631,904
IntercontinentalExchange, Inc.(a)	6,070	351,696
International Securities Exchange, Inc.	23,960	912,157
Investment Technology Group, Inc.(a)	28,490	1,449,001
optionsXpress Holdings, Inc.	48,350	1,127,039
		7,755,338
Foods — 0.7%
United Natural Foods, Inc.(a)	25,480	841,350
Healthcare — 4.4%
Allscripts Healthcare Solutions, Inc.(a)	32,390	568,445
Healthways, Inc.(a)	16,670	877,509
LCA-Vision, Inc.	20,650	1,092,592
Matria Healthcare, Inc.(a)	19,635	420,582
Nighthawk Radiology Holdings, Inc.(a)	25,730	461,596

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Radiation Therapy Services, Inc.(a)	34,380	$925,166
United Surgical Partners International, Inc.(a)	37,005	1,112,740
		5,458,630
Heavy Machinery — 2.8%
Dril-Quip, Inc.(a)	26,260	2,164,874
Lufkin Industries, Inc.	20,990	1,247,436
		3,412,310
Home Construction, Furnishings & Appliances — 1.4%
Select Comfort Corp.(a) (b)	72,849	1,673,342
Industrial – Distribution — 0.3%
MWI Veterinary Supply, Inc.(a)	11,640	424,045
Information Retrieval Services — 1.2%
Digital River, Inc.(a)	36,470	1,473,023
Insurance — 1.5%
Centene Corp.(a)	26,780	630,133
Navigators Group, Inc.(a)	27,320	1,197,162
		1,827,295
Internet Software — 0.9%
WebEx Communications, Inc.(a)	32,606	1,158,817
Lodging — 0.5%
Four Seasons Hotels, Inc.	10,980	674,611
Machinery & Components — 0.8%
Gardner Denver, Inc.(a)	25,270	972,895
Medical Supplies — 10.2%
Altus Pharmaceuticals, Inc.(a)	31,520	581,544
AngioDynamics, Inc.(a)	24,780	670,299
Eagle Test Systems, Inc.(a)	45,750	641,415
I-Flow Corp.(a) (b)	47,010	508,648
Illumina, Inc.(a)	45,560	1,351,310
Intralase Corp.(a)	31,470	526,808
Intuitive Surgical, Inc.(a)	9,210	1,086,504
IRIS International, Inc.(a)	31,940	420,330
Kyphon, Inc.(a)	46,140	1,769,930
NuVasive, Inc.(a)	43,680	796,286
PolyMedica Corp.	32,310	1,161,868
Resmed, Inc.(a)	18,070	848,387
SonoSite, Inc.(a)	26,570	1,037,293
Vital Images, Inc.(a)	48,280	1,192,516
		12,593,138
Metals & Mining — 0.7%
Dynamic Materials Corp.	25,920	874,282

	Number of Shares	Market Value
Pharmaceuticals — 1.5%
Adolor Corp.(a)	42,430	$1,061,174
Array Biopharma, Inc.(a)	17,850	153,510
Solexa, Inc.(a) (b)	72,600	617,100
		1,831,784
Prepackaged Software — 4.3%
Altiris, Inc.(a)	37,210	671,268
Informatica Corp.(a)	78,270	1,030,033
Kenexa Corp.(a)	43,050	1,371,143
MicroStrategy, Inc. Cl. A(a)	10,190	993,729
Quest Software, Inc.(a)	28,930	406,177
SPSS, Inc.(a)	10,080	323,971
THQ, Inc.(a)	16,770	362,232
Ultimate Software Group, Inc.(a)	8,330	159,603
		5,318,156
Restaurants — 1.0%
California Pizza Kitchen, Inc.(a)	38,328	1,053,253
Chipotle Mexican Grill, Inc. Cl. A(a)	2,610	159,080
		1,212,333
Retail — 2.8%
Coldwater Creek, Inc.(a)	49,850	1,333,986
GSI Commerce, Inc.(a)	51,413	695,618
Stamps.com, Inc.(a)	20,270	563,911
Zumiez, Inc.(a)	24,730	929,106
		3,522,621
Telecommunications — 0.6%
Time Warner Telecom, Inc. Cl. A(a) (b)	52,940	786,159
Telephone Utilities — 3.1%
Equinix, Inc.(a)	23,850	1,308,411
j2 Global Communications, Inc.(a)	82,502	2,575,712
		3,884,123
Transportation — 2.3%
American Commercial Lines, Inc.(a)	12,400	747,100
Hornbeck Offshore Services, Inc.(a)	59,410	2,110,243
		2,857,343
TOTAL EQUITIES (Cost $109,729,727)		116,376,507

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 7.6%
Cash Equivalents — 3.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$48,586	$48,586
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	48,582	48,582
American Beacon Money Market Fund(c)	49,550	49,550
Bank of America 5.270% 07/14/2006	97,164	97,164
Bank of America 5.310% 03/08/2007	97,164	97,164
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	97,164	97,164
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	97,164	97,164
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	145,746	145,746
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	174,895	174,895
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	97,164	97,164
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	97,164	97,164
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	242,910	242,910
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	126,313	126,313
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	77,341	77,341
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	116,597	116,597
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	97,164	97,164
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	97,164	97,164

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	$97,164	$97,164
Freddie Mac Discount Note 5.191% 07/25/2006	57,986	57,986
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	68,015	68,015
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	97,164	97,164
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	340,074	340,074
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	115,354	115,354
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	97,164	97,164
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	97,164	97,164
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	126,313	126,313
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	145,746	145,746
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	325,743	325,743
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	165,179	165,179
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	272,059	272,059
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	145,746	145,746
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	145,746	145,746
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	97,164	97,164
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	97,164	97,164

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	$48,582	$48,582
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	97,164	97,164
		4,444,523
Repurchase Agreement — 4.0%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	5,005,079	5,005,079
TOTAL SHORT-TERM INVESTMENTS (Cost $9,449,602)		9,449,602
TOTAL INVESTMENTS — 101.6% (Cost $119,179,329)(f)		125,826,109
Other Assets/ (Liabilities) — (1.6%)		(1,992,500)
NET ASSETS — 100.0%		$123,833,609

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $5,006,643. Collateralized by a U.S. Government Agency obligation with a rate of 8.375%, maturity date of 10/25/2017, and an aggregate market value, including accrued interest, of $5,255,333.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 96.2%
COMMON STOCK
Advertising — 1.6%
Publicis Groupe(a)	266,000	$10,200,980
WPP Group PLC	621,390	7,447,240
		17,648,220
Apparel, Textiles & Shoes — 0.8%
Giordano International Ltd.	8,813,000	4,160,802
Next PLC	148,720	4,444,195
		8,604,997
Automotive & Parts — 6.6%
Bayerische Motoren Werke AG	354,000	17,551,561
Bridgestone Corp.	325,000	6,285,056
Compagnie Generale des Etablissements Michelin Cl. B	129,000	7,692,865
DaimlerChrysler AG Registered	391,000	19,169,040
Honda Motor Co. Ltd.	293,000	9,251,023
Toyota Motor Corp.	215,200	11,247,203
		71,196,748
Banking, Savings & Loans — 13.0%
Australia & New Zealand Banking Group Ltd.	409,300	8,109,920
Banco Bilbao Vizcaya Argentaria SA	129,120	2,643,959
Banco Bilbao Vizcaya Argentaria SA (FRA)	392,993	7,957,834
Bangkok Bank PCL	967,190	2,684,237
Bank Central Asia Tbk PT	5,966,000	2,636,396
Bank of Ireland (Ireland)	801,500	14,260,985
BNP Paribas SA	67,800	6,440,796
Chinatrust Financial Holding Co.	19,890,506	16,474,625
Credit Agricole SA	292,744	11,051,843
Credit Suisse Group	258,200	14,301,223
Erste Bank der oesterreichischen Sparkassen AG	77,553	4,332,309
Julius Baer Holding AG	80,638	6,929,901
Kookmin Bank	94,000	7,780,769
Lloyds TSB Group PLC	962,000	9,390,437
Shinsei Bank Ltd.	1,029,000	6,531,548

	Number of Shares	Market Value
Svenska Handelsbanken AB Cl. A	121,100	$3,086,645
UniCredito Italiano SpA(a)	1,081,869	8,401,766
United Overseas Bank Ltd.	685,000	6,731,227
		139,746,420
Beverages — 4.5%
Diageo PLC	1,501,647	25,014,057
Heineken Holding NV Cl. A	196,250	7,189,848
Lotte Chilsung Beverage Co. Ltd.	5,830	7,079,908
Pernod-Ricard SA(a)	44,590	8,779,634
		48,063,447
Broadcasting, Publishing & Printing — 6.3%
British Sky Broadcasting Group PLC	1,942,000	20,399,509
Gestevision Telecinco SA(a)	288,000	6,855,921
Grupo Televisa SA Sponsored ADR (Mexico)	379,990	7,337,607
Johnston Press PLC	1,412,000	10,710,874
Societe Television Francaise 1	117,000	3,786,974
Trinity Mirror PLC	1,103,000	9,848,638
Vivendi SA	247,400	8,605,053
		67,544,576
Building Materials & Construction — 0.4%
Legrand SA(a)	148,150	4,142,278
Chemicals — 5.2%
Air Liquide SA	74,206	14,346,003
Akzo Nobel, Inc.	174,000	9,334,909
Bayer AG	177,250	8,087,902
Givaudan SA Registered	10,100	7,875,612
Lonza Group AG Registered(a)	98,000	6,656,829
Nitto Denko Corp.	55,600	3,960,675
Syngenta AG(b)	45,000	5,935,945
		56,197,875
Commercial Services — 1.9%
Adecco SA(a)	239,000	14,001,778
Michael Page International PLC	271,800	1,746,507
Smiths Group PLC	257,130	4,196,184
		19,944,469

	Number of Shares	Market Value
Communications — 3.9%
SK Telecom Co. Ltd.	75,830	$16,355,019
SK Telecom Co. Ltd. ADR (South Korea)(a)	72,500	1,697,950
Telefonaktiebolaget LM Ericsson Cl. B	2,179,530	7,133,781
Vodafone Group PLC	7,990,000	16,851,129
		42,037,879
Computer Related Services — 0.5%
Meitec Corp.(a)	148,700	4,853,230
Computers & Information — 0.9%
Canon, Inc.	190,650	9,314,932
Cosmetics & Personal Care — 2.8%
L'Oreal SA	28,440	2,664,981
Reckitt Benckiser PLC	504,708	18,659,812
Uni-Charm Corp.	155,000	8,576,793
		29,901,586
Electric Utilities — 1.4%
E.ON AG	86,570	9,891,850
Iberdrola SA	162,633	5,561,649
		15,453,499
Electrical Equipment & Electronics — 5.6%
Fanuc Ltd.	30,800	2,776,734
Koninklijke Philips Electronics NV	373,000	11,591,377
Omron Corp.	153,000	3,895,865
Ricoh Co. Ltd.	400,000	7,875,357
Samsung Electronics Co. Ltd.	25,408	16,215,690
Schneider Electric SA	168,604	17,469,335
		59,824,358
Electronics — 0.8%
Rohm Co. Ltd.	97,500	8,745,491
Energy — 2.7%
BG Group PLC	276,428	3,665,845
CNOOC Ltd.	4,641,000	3,725,157
Royal Dutch Shell Plc Class A Shs	231,850	7,736,126
Total SA	205,240	13,380,243
		28,507,371
Entertainment & Leisure — 1.6%
Ladbrokes PLC	779,324	5,814,499
William Hill PLC	948,656	10,877,737
		16,692,236

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Financial Services — 2.8%
Daiwa Securities Group, Inc.	974,000	$11,673,942
ORIX Corp.	12,710	3,097,918
UBS AG Registered	138,033	14,969,388
		29,741,248
Foods — 6.5%
Cadbury Schweppes PLC	1,427,000	13,621,075
Compass Group PLC	2,420,000	11,634,988
Nestle SA	107,133	33,330,306
Tesco PLC	1,800,907	11,016,817
		69,603,186
Household Products — 1.4%
Henkel KGaA	98,100	10,132,463
Kao Corp.	200,000	5,241,642
		15,374,105
Industrial – Diversified — 0.3%
Enodis PLC	724,400	2,868,596
Industrial Services — 0.9%
Asahi Glass Co. Ltd.(a)	751,000	9,531,440
Insurance — 4.4%
Assicurazioni Generali SpA	206,800	7,475,089
AXA SA	469,347	15,276,894
Hannover Rueckversicherungs AG(a) (b)	217,000	7,535,727
QBE Insurance Group Ltd.	415,702	6,324,213
Swiss Reinsurance(a)	124,819	8,638,242
Willis Group Holdings Ltd.	80,000	2,568,000
		47,818,165
Medical Supplies — 0.7%
Orbotech Ltd.(b)	39,100	896,563
Smith & Nephew PLC	603,068	4,598,712
Synthes, Inc.(a)	19,103	2,282,170
		7,777,445
Metals & Mining — 0.2%
Cia Vale do Rio Doce ADR (Brazil)	110,380	2,653,535
Miscellaneous — 1.0%
LVMH Moet Hennessy Louis Vuitton SA	111,246	10,974,755
Oil & Gas — 0.3%
Tokyo Gas Co. Ltd.(a)	711,000	3,357,994

	Number of Shares	Market Value
Pharmaceuticals — 9.0%
Actelion Ltd.(b)	16,700	$1,668,675
AstraZeneca PLC	125,495	7,461,599
GlaxoSmithKline PLC	1,176,200	32,558,567
Novartis AG	273,000	14,641,379
Roche Holding AG	101,702	16,654,595
Sanofi-Aventis(a)	169,573	16,448,754
Takeda Pharmaceutical Co. Ltd.	126,000	7,847,975
		97,281,544
Real Estate — 0.0%
United Overseas Land Ltd.	56,100	101,018
Retail — 3.7%
Esprit Holdings Ltd.	662,000	5,421,091
Li & Fung Ltd.	1,786,800	3,625,824
Metro AG	123,000	6,920,719
Signet Group PLC	7,383,000	13,044,983
The Swatch Group AG Cl. B	64,300	10,754,714
		39,767,331
Telecommunications — 1.8%
NTT DoCoMo, Inc.	13,170	19,296,764
Telephone Utilities — 1.1%
Fastweb(a) (b)	30,641	1,322,320
Hutchison Telecommunications International Ltd.(b)	3,049,000	4,923,069
Singapore Telecommunications Ltd.	3,748,000	5,994,876
		12,240,265
Tobacco — 0.5%
KT&G Corp.	100,800	5,878,523
Toys, Games — 0.7%
Nintendo Co. Ltd.	42,700	7,181,121
Transportation — 0.4%
Canadian National Railway Co.	99,980	4,374,125
TOTAL EQUITIES (Cost $897,875,403)		1,034,240,772

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 10.8%
Cash Equivalents — 7.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$868,805	$868,805
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	868,803	868,803
American Beacon Money Market Fund(c)	886,105	886,105
Bank of America 5.270% 07/14/2006	1,737,605	1,737,605
Bank of America 5.310% 03/08/2007	1,737,605	1,737,605
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	1,737,605	1,737,605
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	1,737,605	1,737,605
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	2,606,408	2,606,408
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	3,127,690	3,127,690
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	1,737,605	1,737,605
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	1,737,605	1,737,605
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	4,344,013	4,344,013
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	2,258,887	2,258,887
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	1,383,111	1,383,111
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	2,085,126	2,085,126
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	1,737,605	1,737,605

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	$1,737,605	$1,737,605
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	1,737,605	1,737,605
Freddie Mac Discount Note 5.191% 07/25/2006	1,036,973	1,036,973
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	1,216,324	1,216,324
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	1,737,605	1,737,605
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	6,081,618	6,081,618
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	2,062,905	2,062,905
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	1,737,605	1,737,605
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	1,737,605	1,737,605
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	2,258,887	2,258,887
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	2,606,408	2,606,408
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	5,825,333	5,825,333
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	2,953,929	2,953,929
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	4,865,294	4,865,294
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	2,606,408	2,606,408
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	2,606,408	2,606,408

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	$1,737,605	$1,737,605
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	1,737,605	1,737,605
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	868,803	868,803
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	1,737,605	1,737,605
		79,482,313
Repurchase Agreement — 3.4%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	36,952,158	36,952,158
TOTAL SHORT-TERM INVESTMENTS (Cost $116,434,471)		116,434,471
TOTAL INVESTMENTS — 107.0% (Cost $1,014,309,874)(f)		1,150,675,243
Other Assets/ (Liabilities) — (7.0%)		(75,421,806)
NET ASSETS — 100.0%		$1,075,253,437

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $36,963,706. Collateralized by a U.S. Government Agency obligation with a rate of 5.549%, maturity date of 12/15/2034, and an aggregate market value, including accrued interest, of $38,799,766.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	4,390,641	$46,540,795
MassMutual Premier Diversified Bond Fund, Class S	4,458,125	46,542,821
MassMutual Premier Inflation Protected Bond Fund, Class S	4,918,413	49,282,499
MassMutual Premier Money Market Fund, Class S(a)	12,891,401	12,891,402
MassMutual Premier Short-Duration Bond Fund, Class S	3,821,563	38,712,429
MassMutual Premier Small Company Opportunities Fund, Class S(a)	940,980	15,582,626
MassMutual Select Growth Equity Fund, Class S	2,325,768	18,024,700
MassMutual Select Large Cap Value Fund, Class S	1,541,244	18,047,962
MassMutual Select Overseas Fund, Class S	1,068,943	13,126,623
TOTAL MUTUAL FUNDS (Cost $261,081,683)		258,751,857
TOTAL INVESTMENTS — 100.0%(b)		258,751,857
Other Assets/ (Liabilities) — 0.0%		(83,422)
NET ASSETS — 100.0%		$258,668,435

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	2,006,824	$21,272,339
MassMutual Premier Diversified Bond Fund, Class S	2,037,669	21,273,265
MassMutual Premier Inflation Protected Bond Fund, Class S	2,129,739	21,339,981
MassMutual Premier Money Market Fund, Class S(a)	7,070,693	7,070,693
MassMutual Premier Short-Duration Bond Fund, Class S	1,537,109	15,570,909
MassMutual Premier Small Company Opportunities Fund, Class S(a)	516,112	8,546,822
MassMutual Select Fundamental Value Fund, Class S	589,224	7,070,693
MassMutual Select Growth Equity Fund, Class S	2,004,575	15,535,460
MassMutual Select Large Cap Value Fund, Class S	724,580	8,484,831
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	385,588	5,683,570
MassMutual Select Overseas Fund, Class S	820,824	10,079,717
TOTAL MUTUAL FUNDS (Cost $143,223,840)		141,928,280
TOTAL INVESTMENTS — 100.0%(b)		141,928,280
Other Assets/ (Liabilities) — 0.0%		(62,949)
NET ASSETS — 100.0%		$141,865,331

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	5,646,991	$59,858,108
MassMutual Premier Diversified Bond Fund, Class S	5,255,969	54,872,316
MassMutual Premier Inflation Protected Bond Fund, Class S	6,492,221	65,052,057
MassMutual Premier Short-Duration Bond Fund, Class S	2,949,053	29,873,902
MassMutual Premier Small Company Opportunities Fund, Class S	1,512,784	25,051,700
MassMutual Select Aggressive Growth Fund, Class S(a)	6,599,103	39,792,594
MassMutual Select Focused Value Fund, Class S	1,133,049	19,862,344
MassMutual Select Fundamental Value Fund, Class S	3,730,556	44,766,668
MassMutual Select Growth Equity Fund, Class S	5,768,909	44,709,045
MassMutual Select Large Cap Value Fund, Class S	3,822,943	44,766,668
MassMutual Select Mid Cap Growth Equity II Fund, Class S	1,695,313	24,988,909
MassMutual Select Overseas Fund, Class S	3,711,920	45,582,377
		499,176,688
TOTAL MUTUAL FUNDS (Cost $492,047,199)		499,176,688
TOTAL INVESTMENTS — 100.0%(b)		499,176,688
Other Assets/ (Liabilities) — 0.0%		(174,043)
NET ASSETS — 100.0%		$499,002,645

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	673,381	$7,137,834
MassMutual Premier Diversified Bond Fund, Class S	2,393,056	24,983,503
MassMutual Premier Inflation Protected Bond Fund, Class S	2,858,482	28,641,988
MassMutual Select Aggressive Growth Fund, Class S(a)	7,082,232	42,705,858
MassMutual Select Emerging Growth Fund, Class S(a)	2,856,180	17,993,932
MassMutual Select Focused Value Fund, Class S	1,013,333	17,763,724
MassMutual Select Fundamental Value Fund, Class S	3,855,390	46,264,680
MassMutual Select Growth Equity Fund, Class S	5,961,947	46,205,093
MassMutual Select Large Cap Value Fund, Class S	3,646,956	42,705,858
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	1,212,956	17,878,969
MassMutual Select Overseas Fund, Class S	3,836,171	47,108,185
MassMutual Select Small Company Value Fund, Class S(a)	1,139,181	17,976,278
		357,365,902
TOTAL MUTUAL FUNDS (Cost $340,655,196)		357,365,902
TOTAL INVESTMENTS — 100.0%(b)		357,365,902
Other Assets/ (Liabilities) — 0.0%		(132,075)
NET ASSETS — 100.0%		$357,233,827

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Inflation Protected Bond Fund, Class S	216,049	$2,164,812
MassMutual Select Aggressive Growth Fund, Class S(a)	4,996,004	30,125,902
MassMutual Select Emerging Growth Fund, Class S(a)	2,072,407	13,056,162
MassMutual Select Focused Value Fund, Class S	735,256	12,889,044
MassMutual Select Fundamental Value Fund, Class S	2,689,813	32,277,753
MassMutual Select Growth Equity Fund, Class S	4,159,504	32,236,160
MassMutual Select Large Cap Value Fund, Class S	2,756,426	32,277,753
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	880,102	12,972,705
MassMutual Select Overseas Fund, Class S	2,676,428	32,866,539
MassMutual Select Small Company Value Fund, Class S(a)	964,337	15,217,238
		216,084,068
TOTAL MUTUAL FUNDS (Cost $204,878,809)		216,084,068
TOTAL INVESTMENTS — 100.0%(b)		216,084,068
Other Assets/ (Liabilities) — 0.0%		(73,045)
NET ASSETS — 100.0%		$216,011,023

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

[This page is intentionally left blank.]

MassMutual Select Funds – Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Assets:
Investments, at value (Note 2)(a)	$176,899,106	$208,745,181	$383,181,000	$1,114,633,130	$97,880,573	$1,458,421,121	$1,941,411,402
Short-term investments, at value (Note 2)(b)	13,933,624	27,094,131	22,257,254	60,500,630	15,355,315	81,797,680	175,092,421
Total investments(c)	190,832,730	235,839,312	405,438,254	1,175,133,760	113,235,888	1,540,218,801	2,116,503,823
Cash	-	-	-	-	80,685	100	-
Foreign currency, at value(d)	-	123,334	-	-	-	-	-
Receivables from:
Investments sold	478,227	219,187	978,068	4,735,676	375,167	783,335	989,937
Investment Adviser (Note 3)	-	4,511	-	-	-	-	-
Fund shares sold	544,211	1,042,953	284,247	2,029,474	309,312	17,539,167	3,381,272
Interest and dividends	1,385,344	990,157	576,141	1,528,378	132,452	2,150,013	2,612,209
Variation margin on open futures contracts (Note 2)	159,859	44,495	-	-	-	-	-
Foreign taxes withheld	-	4,893	640	-	-	13,476	-
Total assets	193,400,371	238,268,842	407,277,350	1,183,427,288	114,133,504	1,560,704,892	2,123,487,241
Liabilities:
Payables for:
Investments purchased	836,046	425,762	-	11,111,513	1,394,465	890,039	73,556
Written options outstanding, at value (Note 2)(e)	102,766	50,572	-	-	-	-	-
Open forward foreign currency contracts (Note 2)	5,918	5,973	-	-	-	-	-
Fund shares repurchased	127,256	1,321,835	875,917	1,027,948	550,548	3,415,616	5,440,923
Variation margin on open futures contracts (Note 2)	-	-	-	-	-	-	113,610
Securities on loan (Note 2)	2,497,438	14,207,273	17,323,481	46,477,839	13,256,367	61,341,924	132,666,992
Open swap agreements, at value	-	260,979	-	-	-	-	-
Directors' fees and expenses (Note 3)	2,818	7,184	8,399	33,918	4,638	52,798	81,359
Affiliates (Note 3):
Investment management fees	84,239	108,375	157,358	577,170	55,961	777,696	161,205
Administration fees	12,761	45,862	43,492	194,096	12,648	254,799	433,270
Service fees	16,517	17,281	25,877	160,250	18,922	227,626	172,288
Distribution fees	132	270	283	1,134	91	1,472	3,026
Accrued expense and other liabilities	44,924	26,341	27,834	35,984	18,056	44,011	46,041
Total liabilities	3,730,815	16,477,707	18,462,641	59,619,852	15,311,696	67,005,981	139,192,270
Net assets	$189,669,556	$221,791,135	$388,814,709	$1,123,807,436	$98,821,808	$1,493,698,911	$1,984,294,971
Net assets consist of:
Paid-in capital	$193,629,759	$207,453,675	$326,004,686	$898,897,554	$83,608,979	$1,220,436,401	$1,822,668,226
Undistributed net investment income (distributions in excess of net investment income)	4,007,822	2,586,408	3,040,058	6,097,415	373,510	5,703,405	15,068,410
Accumulated net realized gain (loss) on investments	(2,645,289)	264,708	13,393,082	58,384,562	7,706,763	(69,045,631)	(46,374,321)
Net unrealized appreciation (depreciation) on investments	(5,322,736)	11,486,344	46,376,883	160,427,905	7,132,556	336,604,736	192,932,656
Net Assets	$189,669,556	$221,791,135	$388,814,709	$1,123,807,436	$98,821,808	$1,493,698,911	$1,984,294,971

(a) Cost of investments - unaffiliated issuers:	$181,970,390	$196,965,470	$336,804,117	$954,205,225	$90,747,216	$1,121,817,379	$1,749,114,839
(b) Cost of short-term investments:	$13,933,624	$27,094,131	$22,257,254	$60,500,630	$15,355,315	$81,797,680	$175,092,421
(c) Securities on loan with market value of:	$2,428,470	$13,608,019	$16,672,372	$45,105,476	$12,833,835	$59,181,583	$127,742,209
(d) Cost of foreign currency:	$-	$120,123	$-	$-	$-	$-	$-
(e) Premiums on written options	$279,313	$135,747	$-	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Class A shares:
Net assets	$29,491,895	$28,383,949	$44,086,834	$261,594,011	$29,689,697	$371,383,457	$270,173,587
Shares outstanding	3,004,024	2,641,384	3,706,586	21,961,476	2,744,378	32,013,960	23,021,395
Net asset value and redemption price per share	$9.82	$10.75	$11.89	$11.91	$10.82	$11.60	$11.74
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.31	$11.41	$12.62	$12.64	$11.48	$12.31	$12.46
Class L shares:
Net assets	$5,326,414	$91,418,305	$41,212,642	$291,823,269	$8,905,378	$344,025,653	$302,370,776
Shares outstanding	540,929	8,486,131	3,453,538	24,389,809	820,693	29,520,490	25,650,159
Net asset value, offering price and redemption price per share	$9.85	$10.77	$11.93	$11.96	$10.85	$11.65	$11.79
Class Y shares:
Net assets	$90,588,779	$85,809,220	$107,680,181	$96,048,150	$4,602,614	$192,872,457	$458,276,885
Shares outstanding	9,199,865	7,957,141	9,023,479	8,009,556	422,012	16,498,178	38,757,235
Net asset value, offering price and redemption price per share	$9.85	$10.78	$11.93	$11.99	$10.91	$11.69	$11.82
Class S shares:
Net assets	$62,578,650	$15,748,827	$194,790,827	$473,106,732	$55,479,929	$582,991,658	$639,555,569
Shares outstanding	6,350,807	1,459,508	16,296,208	39,417,184	5,093,049	49,773,758	53,552,153
Net asset value, offering price and redemption price per share	$9.85	$10.79	$11.95	$12.00	$10.89	$11.71	$11.94
Class Z shares:
Net assets	$-	$-	$-	$-	$-	$-	$309,070,396
Shares outstanding	-	-	-	-	-	-	25,850,294
Net asset value, offering price and redemption price per share	$-	$-	$-	$-	$-	$-	$11.96
Class N shares:
Net assets	$1,683,818	$430,834	$1,044,225	$1,235,274	$144,190	$2,425,686	$4,847,758
Shares outstanding	171,905	40,184	87,740	104,561	13,317	211,379	417,829
Net asset value, offering price and redemption price per share	$9.80	$10.72	$11.90	$11.81	$10.83	$11.48	$11.60

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select OTC 100 Fund	MassMutual Select Focused Value Fund
Assets:
Investments, at value (Note 2)(a)	$10,827,629	$402,451,608	$34,937,543	$810,938,035	$624,100,728	$51,236,624	$849,302,637
Short-term investments, at value (Note 2)(b)	817,245	39,289,004	2,898,454	48,651,555	7,483,680	7,567,827	162,751,945
Total investments(c)	11,644,874	441,740,612	37,835,997	859,589,590	631,584,408	58,804,451	1,012,054,582
Receivables from:
Investments sold	18,081	699,866	237,704	37,560,918	785,438	694,342	1,247,300
Investment Adviser (Note 3)	4,086	-	-	-	-	-	-
Fund shares sold	10,061	511,446	108,353	-	685,991	112,852	1,271,727
Interest and dividends	9,233	343,203	11,315	841,002	55,201	6,402	1,007,285
Foreign taxes withheld	381	10,286	-	102	-	-	-
Total assets	11,686,716	443,305,413	38,193,369	897,991,612	633,111,038	59,618,047	1,015,580,894
Liabilities:
Payables for:
Investments purchased	193,661	-	46,247	37,968,224	324,816	-	979,591
Fund shares repurchased	-	532,998	7,670	-	2,087,506	1,403,082	2,216,916
Variation margin on open futures contracts (Note 2)	-	-	-	30,400	-	7,471	-
Securities on loan (Note 2)	-	36,974,364	2,707,286	24,342,745	-	7,369,997	124,020,358
Directors' fees and expenses (Note 3)	97	20,375	1,752	38,869	21,314	3,860	34,333
Affiliates (Note 3):
Investment management fees	6,109	194,406	19,307	453,391	368,934	6,433	500,707
Administration fees	737	117,024	6,628	140,775	119,540	23,179	158,320
Service fees	125	23,451	3,270	98,967	77,701	14,984	153,688
Distribution fees	61	1,620	1	431	547	276	1,056
Due to custodian	-	-	-	2,555,548	-	189,893	-
Accrued expense and other liabilities	12,105	23,115	22,742	37,558	51,067	17,811	35,224
Total liabilities	212,895	37,887,353	2,814,903	65,666,908	3,051,425	9,036,986	128,100,193
Net assets	$11,473,821	$405,418,060	$35,378,466	$832,324,704	$630,059,613	$50,581,061	$887,480,701
Net assets consist of:
Paid-in capital	$11,886,180	$459,153,696	$33,180,514	$969,621,885	$649,597,990	$72,497,969	$730,303,879
Undistributed net investment income (distributions in excess of net investment income)	11,817	227,426	(63,878)	2,059,599	(2,281,155)	(101,838)	12,341,992
Accumulated net realized gain (loss) on investments	(64,441)	(62,009,870)	1,599,026	(126,909,543)	(63,311,552)	(25,720,928)	49,058,216
Net unrealized appreciation (depreciation) on investments	(359,735)	8,046,808	662,804	(12,447,237)	46,054,330	3,905,858	95,776,614
Net Assets	$11,473,821	$405,418,060	$35,378,466	$832,324,704	$630,059,613	$50,581,061	$887,480,701

(a) Cost of investments - unaffiliated issuers:	$11,187,364	$394,405,315	$34,274,739	$823,582,801	$578,046,398	$47,340,370	$753,526,023
(b) Cost of short-term investments:	$817,245	$39,289,004	$2,898,454	$48,651,555	$7,483,680	$7,567,827	$162,751,945
(c) Securities on loan with market value of:	$-	$35,895,394	$2,652,015	$23,520,633	$-	$7,096,102	$119,670,872

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select OTC 100 Fund	MassMutual Select Focused Value Fund
Class A shares:
Net assets	$834,601	$34,582,124	$6,281,389	$146,096,749	$119,341,595	$22,040,203	$240,187,317
Shares outstanding	86,753	3,920,483	659,149	19,299,060	20,406,589	5,605,644	14,076,490
Net asset value and redemption price per share	$9.62	$8.82	$9.53	$7.57	$5.85	$3.93	$17.06
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.62	$8.97	$10.11	$8.03	$6.21	$4.17	$18.10
Class L shares:
Net assets	$1,198,389	$267,513,632	$2,131,656	$337,185,101	$223,978,450	$10,013,842	$185,284,529
Shares outstanding	124,474	29,978,553	218,498	43,958,057	37,698,634	2,510,710	10,712,396
Net asset value, offering price and redemption price per share	$9.63	$8.92	$9.76	$7.67	$5.94	$3.99	$17.30
Class Y shares:
Net assets	$96,419	$40,710,245	$9,283,596	$68,627,480	$50,439,153	$1,733,651	$117,081,081
Shares outstanding	10,010	4,554,501	960,819	8,886,901	8,421,230	432,138	6,720,479
Net asset value, offering price and redemption price per share	$9.63	$8.94	$9.66	$7.72	$5.99	$4.01	$17.42
Class S shares:
Net assets	$9,248,164	$59,488,233	$17,680,590	$280,338,250	$235,431,577	$16,369,650	$342,837,942
Shares outstanding	960,010	6,633,082	1,821,733	36,159,393	39,066,888	4,049,987	19,556,037
Net asset value, offering price and redemption price per share	$9.63	$8.97	$9.71	$7.75	$6.03	$4.04	$17.53
Class N shares:
Net assets	$96,248	$3,123,826	$1,235	$77,124	$868,838	$423,715	$2,089,832
Shares outstanding	10,010	358,082	130	10,333	150,971	109,313	124,326
Net asset value, offering price and redemption price per share	$9.62	$8.72	$9.52	$7.46	$5.75	$3.88	$16.81

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund
Assets:
Investments, at value (Note 2)(a)	$10,901,741	$736,460,521	$10,525,212	$191,610,769	$1,299,135,927	$609,263,736	$156,550,479
Short-term investments, at value (Note 2)(b)	789,765	128,321,223	69,556	41,889,343	217,103,387	240,124,434	45,394,467
Total investments(c)	11,691,506	864,781,744	10,594,768	233,500,112	1,516,239,314	849,388,170	201,944,946
Cash	931,099	-	-	-	-	-	-
Foreign currency, at value(d)	-	-	-	-	-	35,722	-
Receivables from:
Investments sold	2,023,304	8,458,606	-	-	4,397,722	6,536,802	2,140,630
Investment Adviser (Note 3)	6,292	-	2,983	-	-	-	-
Fund shares sold	1,809	1,555,743	95	417,321	2,317,837	1,315,972	538,567
Interest and dividends	31,639	697,921	13,674	61,912	805,030	248,394	69,983
Variation margin on open futures contracts (Note 2)	4,698	-	-	-	-	-	-
Total assets	14,690,347	875,494,014	10,611,520	233,979,345	1,523,759,903	857,525,060	204,694,126
Liabilities:
Payables for:
Investments purchased	3,313,387	5,949,202	-	-	9,328,748	5,879,897	2,686,632
Fund shares repurchased	7,575	1,494,118	-	1,202,446	2,342,991	2,910,640	93,306
Securities on loan (Note 2)	-	102,175,665	-	39,758,780	185,197,302	178,185,142	42,002,532
Directors' fees and expenses (Note 3)	97	18,366	97	9,319	40,220	25,189	5,964
Affiliates (Note 3):
Investment management fees	5,921	514,197	6,270	110,933	799,787	444,445	110,654
Administration fees	465	153,683	565	30,578	270,673	129,182	37,482
Service fees	122	94,347	125	25,071	208,614	73,824	44,528
Distribution fees	61	877	61	159	1,201	630	636
Due to custodian	-	-	-	-	55,784	-	-
Accrued expense and other liabilities	18,309	37,490	12,753	17,808	36,576	37,443	32,677
Total liabilities	3,345,937	110,437,945	19,871	41,155,094	198,281,896	187,686,392	45,014,411
Net assets	$11,344,410	$765,056,069	$10,591,649	$192,824,251	$1,325,478,007	$669,838,668	$159,679,715
Net assets consist of:
Paid-in capital	$11,545,795	$612,973,193	$11,098,572	$242,193,436	$1,042,615,612	$533,097,012	$149,587,774
Undistributed net investment income (distributions in excess of net investment income)	24,828	1,001,341	5,735	274,444	1,709,074	(1,303,352)	(759,138)
Accumulated net realized gain (loss) on investments	(67,993)	34,027,062	(324,628)	(80,478,772)	64,177,033	24,251,175	8,139,263
Net unrealized appreciation (depreciation) on investments	(158,220)	117,054,473	(188,030)	30,835,143	216,976,288	113,793,833	2,711,816
Net Assets	$11,344,410	$765,056,069	$10,591,649	$192,824,251	$1,325,478,007	$669,838,668	$159,679,715

(a) Cost of investments - unaffiliated issuers:	$11,079,790	$619,406,048	$10,713,242	$160,775,626	$1,082,159,779	$495,470,607	$153,838,663
(b) Cost of short-term investments:	$789,765	$128,321,223	$69,556	$41,889,343	$217,103,387	$240,124,434	$45,394,467
(c) Securities on loan with market value of:	$-	$97,971,431	$-	$38,515,165	$178,464,593	$170,123,963	$40,100,312
(d) Cost of foreign currency:	$-	$-	$-	$-	$-	$35,331	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund
Class A shares:
Net assets	$97,894	$153,471,305	$119,340	$38,804,814	$325,005,690	$115,923,542	$68,306,769
Shares outstanding	10,010	9,863,204	12,559	3,720,496	22,745,044	7,083,477	6,784,224
Net asset value and redemption price per share	$9.78	$15.56	$9.50	$10.43	$14.29	$16.37	$10.07
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.78	$16.51	$9.50	$11.01	$15.16	$16.95	$10.68
Class L shares:
Net assets	$97,954	$151,351,777	$133,724	$43,536,791	$549,527,673	$96,664,326	$35,247,463
Shares outstanding	10,010	9,673,405	14,062	4,097,642	37,845,933	5,809,812	3,452,803
Net asset value, offering price and redemption price per share	$9.79	$15.65	$9.51	$10.62	$14.52	$16.64	$10.21
Class Y shares:
Net assets	$97,992	$164,345,400	$1,111,185	$26,268,960	$163,620,011	$133,362,982	$20,497,347
Shares outstanding	10,010	10,446,940	116,778	2,448,771	11,151,656	7,935,618	1,994,900
Net asset value, offering price and redemption price per share	$9.79	$15.73	$9.52	$10.73	$14.67	$16.81	$10.27
Class S shares:
Net assets	$10,952,752	$294,597,195	$9,132,358	$83,964,994	$284,873,707	$322,890,548	$34,861,658
Shares outstanding	1,118,703	18,663,594	960,010	7,797,030	19,323,826	19,045,830	3,383,019
Net asset value, offering price and redemption price per share	$9.79	$15.78	$9.51	$10.77	$14.74	$16.95	$10.30
Class N shares:
Net assets	$97,818	$1,290,392	$95,042	$248,692	$2,450,926	$997,270	$766,478
Shares outstanding	10,010	84,052	10,010	24,165	174,006	61,854	77,420
Net asset value, offering price and redemption price per share	$9.77	$15.35	$9.49	$10.29	$14.09	$16.12	$9.90

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Emerging Growth Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Assets:
Investments at value
Unaffiliated issuer(s)(a)	$116,376,507	$1,034,240,772	$-	$-	$-	$-	$-
Affiliated issuer(s)(b)	-	-	258,751,857	141,928,280	499,176,688	357,365,902	216,084,068
Short-term investments, at value (Note 2)(c)	9,449,602	116,434,471	-	-	-	-	-
Total investments(d)	125,826,109	1,150,675,243	258,751,857	141,928,280	499,176,688	357,365,902	216,084,068
Cash	-	2	-	-	-	-	-
Foreign currency, at value(e)	-	731,322	-	-	-	-	-
Receivables from:
Investments sold	3,217,847	2,088,390	-	-	-	-	-
Investment Adviser (Note 3)	-	-	-	1,575	-	-	-
Fund shares sold	100,519	1,703,409	-	-	-	-	-
Interest and dividends	22,071	2,836,701	-	-	-	-	-
Foreign taxes withheld	-	275,544	-	-	-	-	-
Total assets	129,166,546	1,158,310,611	258,751,857	141,929,855	499,176,688	357,365,902	216,084,068
Liabilities:
Payables for:
Investments purchased	660,550	322,134	-	-	-	-	-
Open forward foreign currency contracts (Note 2)	-	21,989	-	-	-	-	-
Fund shares repurchased	85,154	2,013,622	-	-	-	-	-
Securities on loan (Note 2)	4,444,523	79,482,313	-	-	-	-	-
Directors' fees and expenses (Note 3)	6,909	25,811	6,752	2,350	10,941	7,817	4,540
Affiliates (Note 3):
Investment management fees	79,946	836,079	10,574	5,783	20,107	14,361	8,722
Administration fees	23,071	83,972	21,244	14,209	58,169	42,245	22,224
Service fees	10,698	152,111	28,001	26,361	66,651	50,141	21,147
Distribution fees	111	1,249	68	86	159	107	105
Accrued expense and other liabilities	21,975	117,894	16,783	15,735	18,016	17,404	16,307
Total liabilities	5,332,937	83,057,174	83,422	64,524	174,043	132,075	73,045
Net assets	$123,833,609	$1,075,253,437	$258,668,435	$141,865,331	$499,002,645	$357,233,827	$216,011,023
Net assets consist of:
Paid-in capital	$153,173,068	$861,947,519	$258,771,231	$141,593,770	$481,758,621	$331,599,940	$198,464,745
Undistributed net investment income (distributions in excess of net investment income)	(514,862)	18,108,932	(19,746)	(51,014)	(633,025)	(467,004)	(253,755)
Accumulated net realized gain (loss) on investments	(35,471,377)	58,845,260	2,246,776	1,618,135	10,747,560	9,390,185	6,594,774
Net unrealized appreciation (depreciation) on investments	6,646,780	136,351,726	(2,329,826)	(1,295,560)	7,129,489	16,710,706	11,205,259
Net Assets	$123,833,609	$1,075,253,437	$258,668,435	$141,865,331	$499,002,645	$357,233,827	$216,011,023

(a) Cost of investments - unaffiliated issuers:	$109,729,727	$897,875,403	$-	$-	$-	$-	$-
(b) Cost of investments - affiliated issuers:	$-	$-	$261,081,683	$143,223,840	$492,047,199	$340,655,196	$204,878,809
(c) Cost of short-term investments:	$9,449,602	$116,434,471	$-	$-	$-	$-	$-
(d) Securities on loan with market value of:	$4,306,711	$75,090,970	$-	$-	$-	$-	$-
(e) Cost of foreign currency:	$-	$728,259	$-	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MassMutual Select Emerging Growth Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Class A shares:
Net assets	$16,270,684	$247,735,362	$46,441,009	$45,897,262	$114,064,936	$85,294,999	$34,806,660
Shares outstanding	2,671,316	20,419,427	4,557,428	4,321,911	10,407,543	7,328,534	2,906,037
Net asset value and redemption price per share	$6.09	$12.13	$10.19	$10.62	$10.96	$11.64	$11.98
Offering price per share (100/[100-maximum sales charge] of net asset value)	$6.46	$12.87	$10.81	$11.27	$11.63	$12.35	$12.71
Class L shares:
Net assets	$51,350,455	$265,036,367	$96,322,039	$37,686,741	$253,414,750	$193,762,029	$123,960,820
Shares outstanding	8,302,380	21,703,570	9,406,184	3,532,374	23,003,310	16,559,149	10,298,654
Net asset value, offering price and redemption price per share	$6.19	$12.21	$10.24	$10.67	$11.02	$11.70	$12.04
Class Y shares:
Net assets	$5,057,605	$186,576,951	$108,526,717	$44,811,959	$81,417,882	$46,265,674	$23,688,828
Shares outstanding	809,578	15,230,613	10,592,633	4,196,433	7,391,523	3,954,529	1,967,418
Net asset value, offering price and redemption price per share	$6.25	$12.25	$10.25	$10.68	$11.02	$11.70	$12.04
Class S shares:
Net assets	$50,981,619	$373,996,346	$7,258,053	$13,328,515	$49,848,574	$31,738,297	$33,382,272
Shares outstanding	8,096,825	30,468,010	708,488	1,246,989	4,520,267	2,709,658	2,769,758
Net asset value, offering price and redemption price per share	$6.30	$12.28	$10.24	$10.69	$11.03	$11.71	$12.05
Class N shares:
Net assets	$173,246	$1,908,411	$120,617	$140,854	$256,503	$172,828	$172,443
Shares outstanding	28,856	158,839	11,818	13,239	23,389	14,836	14,390
Net asset value, offering price and redemption price per share	$6.00	$12.01	$10.21	$10.64	$10.97	$11.65	$11.98

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Investment income (Note 2):
Dividends(a)	$8,613	$1,230,206	$4,125,829	$10,826,155	$823,324	$11,804,974	$18,527,015
Interest	4,648,010	2,414,629	132,292	255,839	35,596	550,812	607,726
Securities lending income	13,889	25,088	15,744	24,920	19,238	81,570	62,489
Total investment income	4,670,512	3,669,923	4,273,865	11,106,914	878,158	12,437,356	19,197,230
Expenses (Note 3):
Investment management fees (Note 3)	493,035	680,431	896,667	3,430,990	345,388	4,726,551	992,495
Custody fees	27,134	25,601	16,607	44,467	21,548	110,033	90,220
Trustee reporting	2,457	2,458	2,458	2,458	1,346	1,349	1,335
Audit and legal fees	13,600	15,092	14,774	17,914	14,035	19,933	22,733
Proxy fees	453	736	540	673	696	694	536
Shareholder reporting fees	1,953	3,069	4,028	12,704	1,236	17,941	24,704
Directors' fees (Note 3)	3,542	5,202	7,351	23,331	2,262	32,891	45,325
	542,174	732,589	942,425	3,532,537	386,511	4,909,392	1,177,348
Administration fees (Note 3):
Class A	31,083	43,552	59,588	394,002	41,816	580,885	652,076
Class L	6,147	156,906	47,384	407,882	12,784	573,374	700,980
Class Y	43,655	78,100	75,013	73,989	3,192	165,497	786,074
Class S	15,496	9,861	55,238	276,696	21,336	232,347	999,743
Class Z	-	-	-	-	-	-	116,283
Class N	314	810	776	3,666	238	4,345	12,851
Distribution fees (Note 3):
Class N	261	537	527	2,526	181	2,901	6,066
Service fees (Note 3):
Class A	31,083	33,297	48,319	314,799	37,537	447,661	339,835
Class N	261	537	527	2,526	181	2,901	6,066
Total expenses	670,474	1,056,189	1,229,797	5,008,623	503,776	6,919,303	4,797,322
Expenses waived (Note 3)	-	(14,735)	-	-	-	-	-
Class A Administration fees waived (Note 3)	(18,650)	-	-	-	-	-	(204,397)
Class L Administration fees waived (Note 3)	(3,688)	-	-	-	-	-	(221,597)
Class N Administration fees waived (Note 3)	(157)	-	-	-	-	-	(3,650)
Net expenses	647,979	1,041,454	1,229,797	5,008,623	503,776	6,919,303	4,367,678
Net investment income	4,022,533	2,628,469	3,044,068	6,098,291	374,382	5,518,053	14,829,552
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,340,618)	549,173	11,931,565	53,401,744	6,741,940	8,953,178	2,174,731
Closed futures contracts	(427,485)	(388,057)	-	-	-	-	(686,895)
Written options	283,949	214,759	-	-	-	-	-
Closed swap contracts	-	(50,616)	-	-	-	-	-
Foreign currency transactions	41,385	25,689	-	-	2,429	17,652	-
Net realized gain (loss)	(1,442,769)	350,948	11,931,565	53,401,744	6,744,369	8,970,830	1,487,836
Net change in unrealized appreciation (depreciation) on:
Investments	(4,907,337)	1,410,279	3,842,066	11,691,321	(3,735,061)	28,220,009	31,921,374
Open futures contracts	(381,169)	(10,071)	-	-	-	-	636,093
Written options	136,144	55,311	-	-	-	-	-
Open swap contracts	-	(31,536)	-	-	-	-	-
Translation of assets and liabilities in foreign currencies	(61,394)	(40,611)	-	-	(801)	994	-
Net unrealized gain (loss)	(5,213,756)	1,383,372	3,842,066	11,691,321	(3,735,862)	28,221,003	32,557,467
Net realized and unrealized gain (loss)	(6,656,525)	1,734,320	15,773,631	65,093,065	3,008,507	37,191,833	34,045,303
Net increase (decrease) in net assets resulting from operations	$(2,633,992)	$4,362,789	$18,817,699	$71,191,356	$3,382,889	$42,709,886	$48,874,855

(a) Net of withholding tax of:	$-	$21,235	$6,050	$3,786	$5,751	$68,063	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

	MassMutual Select Core Opportunities Fund*	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select OTC 100 Fund	MassMutual Select Focused Value Fund
Investment income (Note 2):
Dividends(a)	$34,046	$2,008,054	$131,160	$5,843,401	$643,027	$129,625	$16,151,799
Interest	2,438	194,315	7,290	424,574	168,561	15,248	658,498
Securities lending income	-	46,845	1,776	16,297	-	10,615	76,238
Total investment income	36,484	2,249,214	140,226	6,284,272	811,588	155,488	16,886,535
Expenses (Note 3):
Investment management fees (Note 3)	18,613	1,320,411	128,988	2,993,594	2,286,458	43,524	3,124,895
Custody fees	3,349	30,120	9,815	51,074	40,309	16,430	44,457
Trustee reporting	800	1,343	2,458	2,458	2,458	1,346	2,458
Audit and legal fees	8,883	15,286	13,604	17,599	16,347	14,304	17,664
Proxy fees	375	695	540	547	757	536	593
Shareholder reporting fees	81	4,765	537	11,347	7,870	780	11,449
Directors' fees (Note 3)	135	8,749	976	20,886	14,399	1,428	20,911
	32,236	1,381,369	156,918	3,097,505	2,368,598	78,348	3,222,427
Administration fees (Note 3):
Class A	78	72,503	7,828	271,646	221,547	76,825	412,319
Class L	633	540,556	4,577	461,404	341,537	38,742	314,502
Class Y	37	14,334	10,336	79,544	53,899	5,552	109,347
Class S	1,186	51,200	18,301	121,981	114,725	34,119	147,991
Class N	86	5,882	2	1,724	1,815	1,513	3,418
Distribution fees (Note 3):
Class N	62	3,207	2	1,240	1,150	561	2,223
Service fees (Note 3):
Class A	65	44,371	5,546	228,274	160,821	30,760	308,252
Class N	62	3,207	2	1,240	1,150	561	2,223
Total expenses	34,445	2,116,629	203,512	4,264,558	3,265,242	266,981	4,522,702
Expenses waived (Note 3)	(9,778)	(96,722)	-	-	(125,570)	-	-
Net expenses	24,667	2,019,907	203,512	4,264,558	3,139,672	266,981	4,522,702
Net investment income (loss)	11,817	229,307	(63,286)	2,019,714	(2,328,084)	(111,493)	12,363,833
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(64,441)	20,734,142	3,396,331	27,758,590	12,931,439	1,944,810	43,888,756
Closed futures contracts	-	-	-	(367,183)	-	(113,654)	-
Foreign currency transactions	-	(33,579)	-	-	-	-	-
Net realized gain (loss)	(64,441)	20,700,563	3,396,331	27,391,407	12,931,439	1,831,156	43,888,756
Net change in unrealized appreciation (depreciation) on:
Investments	(359,735)	(28,411,570)	(6,167,039)	(75,747,996)	(73,349,286)	(4,009,508)	(34,802,643)
Open futures contracts	-	-	-	504,811	-	9,604	-
Translation of assets and liabilities in foreign currencies	-	1,298	-	6	-	-	-
Net unrealized gain (loss)	(359,735)	(28,410,272)	(6,167,039)	(75,243,179)	(73,349,286)	(3,999,904)	(34,802,643)
Net realized and unrealized gain (loss)	(424,176)	(7,709,709)	(2,770,708)	(47,851,772)	(60,417,847)	(2,168,748)	9,086,113
Net increase (decrease) in net assets resulting from operations	$(412,359)	$(7,480,402)	$(2,833,994)	$(45,832,058)	$(62,745,931)	$(2,280,241)	$21,449,946

(a) Net of withholding tax of:	$(34)	$46,326	$1,591	$-	$18,309	$1,040	$-

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

	MassMutual Select Small Cap Value Equity Fund*	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund*	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund
Investment income (Note 2):
Dividends(a)	$40,056	$3,848,236	$29,151	$1,143,684	$7,838,772	$1,251,176	$160,987
Interest	8,766	508,915	995	105,853	728,242	949,993	68,933
Securities lending income	-	133,427	-	11,902	376,951	240,048	131,810
Total investment income	48,822	4,490,578	30,146	1,261,439	8,943,965	2,441,217	361,730
Expenses (Note 3):
Investment management fees (Note 3)	18,661	2,940,469	18,956	702,025	4,958,003	2,687,757	707,921
Custody fees	12,669	65,628	3,660	14,519	98,763	74,199	62,268
Trustee reporting	800	2,458	800	1,346	1,342	2,458	2,486
Audit and legal fees	8,883	16,126	8,883	14,400	19,009	16,227	14,043
Proxy fees	375	778	375	567	547	694	591
Shareholder reporting fees	81	7,783	81	2,283	15,933	7,683	1,898
Directors' fees (Note 3)	135	14,324	135	4,215	29,197	14,131	3,503
	41,604	3,047,566	32,890	739,355	5,122,794	2,803,149	792,710
Administration fees (Note 3):
Class A	74	256,810	78	58,581	530,123	228,564	117,032
Class L	74	258,529	74	74,819	877,417	206,730	63,520
Class Y	37	145,639	149	20,404	142,806	157,415	29,545
Class S	1,193	223,852	1,177	38,352	121,793	187,210	25,802
Class N	86	2,877	86	436	3,701	2,265	2,031
Distribution fees (Note 3):
Class N	62	1,757	61	305	2,471	1,238	1,272
Service fees (Note 3):
Class A	62	178,687	65	47,627	408,541	140,224	83,810
Class N	62	1,757	61	305	2,471	1,238	1,272
Total expenses	43,254	4,117,474	34,641	980,184	7,212,117	3,728,033	1,116,994
Expenses waived (Note 3)	(19,260)	-	(10,230)	-	-	-	-
Net expenses	23,994	4,117,474	24,411	980,184	7,212,117	3,728,033	1,116,994
Net investment income (loss)	24,828	373,104	5,735	281,255	1,731,848	(1,286,816)	(755,264)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(23,475)	29,587,442	(324,628)	11,332,661	57,676,368	45,320,062	7,888,608
Closed futures contracts	(44,518)	-	-	-	-	-	-
Foreign currency transactions	-	-	-	-	2,313	(11,269)	-
Net realized gain (loss)	(67,993)	29,587,442	(324,628)	11,332,661	57,678,681	45,308,793	7,888,608
Net change in unrealized appreciation (depreciation) on:
Investments	(178,049)	22,413,357	(188,030)	(3,041,127)	(45,636,347)	(20,291,838)	(3,266,093)
Open futures contracts	19,829	-	-	-	-	-	-
Translation of assets and liabilities in foreign currencies	-	-	-	-	69	704	-
Net unrealized gain (loss)	(158,220)	22,413,357	(188,030)	(3,041,127)	(45,636,278)	(20,291,134)	(3,266,093)
Net realized and unrealized gain (loss)	(226,213)	52,000,799	(512,658)	8,291,534	12,042,403	25,017,659	4,622,515
Net increase (decrease) in net assets resulting from operations	$(201,385)	$52,373,903	$(506,923)	$8,572,789	$13,774,251	$23,730,843	$3,867,251

(a) Net of withholding tax of:	$36	$417	$-	$1,928	$24,928	$6,000	$-

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

	MassMutual Select Emerging Growth Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual SelectDestination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Investment income (Note 2):
Dividends(a)	$49,780	$23,530,715	$-	$-	$-	$-	$-
Dividend from affiliated issuers	-	-	262,907	125,889	-	-	-
Interest	139,625	531,857	-	-	-	-	-
Securities lending income	65,311	440,411	-	-	-	-	-
Total investment income	254,716	24,502,983	262,907	125,889	-	-	-
Expenses (Note 3):
Investment management fees (Note 3)	528,220	4,861,150	63,936	31,710	117,453	83,589	50,705
Custody fees	36,308	558,912	9,314	11,421	12,455	12,513	10,485
Trustee reporting	1,346	2,458	1,347	1,347	1,345	1,347	1,345
Audit and legal fees	14,210	17,514	13,647	12,975	14,375	13,837	13,302
Proxy fees	693	591	526	526	526	526	526
Shareholder reporting fees	1,669	12,554	3,167	1,417	5,553	3,886	2,292
Directors' fees (Note 3)	3,075	20,334	5,803	2,605	10,172	7,134	4,202
	585,521	5,473,513	97,740	62,001	161,879	122,832	82,857
Administration fees (Note 3):
Class A	27,523	276,676	31,337	32,136	88,499	64,664	25,495
Class L	104,430	279,131	70,572	29,921	215,976	163,517	95,235
Class Y	4,828	79,059	24,718	13,873	29,046	15,106	6,256
Class S	20,844	77,000	824	1,338	6,003	3,453	1,910
Class N	341	2,794	105	148	282	188	167
Distribution fees (Note 3):
Class N	223	2,373	133	169	313	211	197
Service fees (Note 3):
Class A	20,576	283,131	53,696	47,371	125,852	93,284	39,441
Class N	222	2,373	133	169	313	211	197
Total expenses	764,508	6,476,050	279,258	187,126	628,163	463,466	251,755
Expenses waived (Note 3)	-	-	-	(11,011)	-	-	-
Class A Administration fees waived (Note 3)	-	(60,966)	-	-	-	-	-
Class L Administration fees waived (Note 3)	-	(61,274)	-	-	-	-	-
Class N Administration fees waived (Note 3)	-	(505)	-	-	-	-	-
Net expenses	764,508	6,353,305	279,258	176,115	628,163	463,466	251,755
Net investment income (loss)	(509,792)	18,149,678	(16,351)	(50,226)	(628,163)	(463,466)	(251,755)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	10,711,845	58,526,825	-	-	-	-	-
Investment transactions with affiliated issuers	-	-	408,403	97,378	2,143,643	2,698,173	2,299,303
Foreign currency transactions	-	(1,475,634)	-	-	-	-	-
Net realized gain (loss)	10,711,845	57,051,191	408,403	97,378	2,143,643	2,698,173	2,299,303
Net change in unrealized appreciation (depreciation) on:
Investments	(6,043,404)	20,885,024	103,215	330,408	117,277	955,439	422,023
Translation of assets and liabilities in foreign currencies	-	(13,643)	-	-	-	-	-
Net unrealized gain (loss)	(6,043,404)	20,871,381	103,215	330,408	117,277	955,439	422,023
Net realized and unrealized gain (loss)	4,668,441	77,922,572	511,618	427,786	2,260,920	3,653,612	2,721,326
Net increase (decrease) in net assets resulting from operations	$4,158,649	$96,072,250	$495,267	$377,560	$1,632,757	$3,190,146	$2,469,571

(a) Net of withholding tax of:	$23	$1,622,863	$-	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Strategic Bond Fund		MassMutual Select Strategic Balanced Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,022,533	$2,380,986	$2,628,469	$4,039,563	$3,044,068	$3,771,569	$6,098,291	$11,680,878
Net realized gain (loss) on investment transactions	(1,442,769)	(1,065,142)	350,948	2,823,256	11,931,565	6,585,611	53,401,744	29,708,134
Net change in unrealized appreciation (depreciation) on investments	(5,213,756)	(108,980)	1,383,372	1,319,775	3,842,066	4,579,594	11,691,321	25,619,113
Net increase (decrease) in net assets resulting from operations	(2,633,992)	1,206,864	4,362,789	8,182,594	18,817,699	14,936,774	71,191,356	67,008,125
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(342,236)	-	(430,553)	-	(311,691)	-	(2,372,146)
Class L	-	(68,904)	-	(2,053,931)	-	(336,293)	-	(2,662,089)
Class Y	-	(1,037,693)	-	(1,683,636)	-	(733,054)	-	(1,043,210)
Class S	-	(1,081,367)	-	(342,793)	-	(2,403,726)	-	(5,579,634)
Class Z	-	-	-	-	-	-	-	-
Class N	-	(2,877)	-	(6,465)	-	(1,053)	-	(14,742)
Total distributions from net investment income	-	(2,533,077)	-	(4,517,378)	-	3,785,817	-	(11,671,821)
From net realized gains:
Class A	-	-	-	(147,178)	-	(570,517)	-	(5,791,123)
Class L	-	-	-	(567,589)	-	(573,938)	-	(5,289,113)
Class Y	-	-	-	(437,120)	-	(972,003)	-	(1,939,795)
Class S	-	-	-	(85,609)	-	(3,628,119)	-	(9,498,076)
Class N	-	-	-	(2,378)	-	(3,947)	-	(48,776)
Total distributions from net realized gains	-	-	-	(1,239,874)	-	(5,748,524)	-	(22,566,883)
Net fund share transactions (Note 5):
Class A	9,182,956	20,867,007	1,670,815	(7,192,905)	12,211,312	24,553,255	(7,804,639)	29,648,337
Class L	1,470,613	3,855,702	(11,789,301)	(4,795,954)	10,096,386	8,319,449	42,794,841	(13,052,664)
Class Y	32,519,735	60,098,842	6,101,618	(21,959,573)	46,743,403	55,782,020	4,324,974	(39,395,750)
Class S	898,774	13,154,159	431,789	1,728,230	(2,896,504)	8,666,050	24,359,917	79,996,127
Class Z	-	-	-	-	-	-	-	-
Class N	1,473,130	108,343	5,599	(6,706)	886,106	(46,321)	(899,190)	291,208
Increase (decrease) in net assets from fund share transactions	45,545,208	98,084,053	(3,579,480)	(32,226,908)	67,040,703	97,274,453	62,775,903	57,487,258
Total increase (decrease) in net assets	42,911,216	96,757,840	783,309	(29,801,566)	85,858,402	102,676,886	133,967,259	90,256,679
Net assets:
Beginning of period	146,758,340	50,000,500	221,007,826	250,809,392	302,956,307	200,279,421	989,840,177	899,583,498
End of period	$189,669,556	$146,758,340	$221,791,135	$221,007,826	$388,814,709	$302,956,307	$1,123,807,436	$989,840,177
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,007,822	$(14,711)	$2,586,408	$(42,061)	$3,040,058	$(4,010)	$6,097,415	$(876)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Value Equity Fund		MassMutual Select Large Cap Value Fund		MassMutual Select Indexed Equity Fund		MassMutual Select Core Opportunities Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Period Ended June 30, 2006* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$374,382	$591,566	$5,518,053	$9,506,053	$14,829,552	$25,899,195	$11,817
Net realized gain (loss) on investment transactions	6,744,369	8,977,601	8,970,830	8,151,161	1,487,836	295,182	(64,441)
Net change in unrealized appreciation (depreciation) on investments	(3,735,862)	(584,616)	28,221,003	102,411,217	32,557,467	56,230,335	(359,735)
Net increase (decrease) in net assets resulting from operations	3,382,889	8,984,551	42,709,886	120,068,431	48,874,855	82,424,712	(412,359)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(93,905)	-	(1,568,896)	-	(2,686,882)	-
Class L	-	(49,122)	-	(2,452,234)	-	(3,734,937)	-
Class Y	-	(28,354)	-	(1,149,099)	-	(6,163,443)	-
Class S	-	(409,121)	-	(4,828,320)	-	(8,944,597)	-
Class Z	-	-	-	-	-	(3,917,901)	-
Class N	-	(134)	-	(2,537)	-	(39,746)	-
Total distributions from net investment income	-	(580,636)	-	(10,001,086)	-	(25,487,506)	-
From net realized gains:
Class A	-	(2,544,412)	-	-	-	-	-
Class L	-	(780,846)	-	-	-	-	-
Class Y	-	(364,717)	-	-	-	-	-
Class S	-	(4,883,438)	-	-	-	-	-
Class N	-	(27,613)	-	-	-	-	-
Total distributions from net realized gains	-	(8,601,026)	-	-	-	-	-
Net fund share transactions (Note 5):
Class A	(152,711)	3,339,603	6,680,889	60,927,871	(8,131,001)	(12,985,153)	831,556
Class L	(187,493)	1,310,289	(36,518,578)	24,532,700	13,538,628	55,546,512	1,254,324
Class Y	333,820	1,260,705	41,129,126	6,624,216	(20,680,227)	33,790,225	100,100
Class S	(2,282,293)	4,059,226	19,802,631	67,795,890	(54,607,389)	(67,371,379)	9,600,100
Class Z	-	-	-	-	50,750,554	115,208,351	-
Class N	-	(142,815)	82,426	(846,677)	(16,391)	911,459	100,100
Increase (decrease) in net assets from fund share transactions	(2,288,677)	9,827,008	31,176,494	159,034,000	(19,145,826)	125,100,015	11,886,180

Total increase (decrease) in net assets	1,094,212	9,629,897	73,886,380	269,101,345	29,729,029	182,037,221	11,473,821
Net assets:

Beginning of period	97,727,596	88,097,699	1,419,812,531	1,150,711,186	1,954,565,942	1,772,528,721	-
End of period	$98,821,808	$97,727,596	$1,493,698,911	$1,419,812,531	$1,984,294,971	$1,954,565,942	$11,473,821
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$373,510	$(872)	$5,703,405	$185,352	$15,068,410	$238,858	$11,817

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund		MassMutual Select Large Cap Growth Fund		MassMutual Select Growth Equity Fund		MassMutual Select Aggressive Growth Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$229,307	$267,521	$(63,286)	$(89,608)	$2,019,714	$2,685,574	$(2,328,084)	$(3,673,799)
Net realized gain (loss) on investment transactions	20,700,563	3,326,881	3,396,331	2,493,286	27,391,407	28,964,576	12,931,439	5,764,566
Net change in unrealized appreciation (depreciation) on investments	(28,410,272)	8,576,144	(6,167,039)	1,848,966	(75,243,179)	1,460,964	(73,349,286)	47,189,568
Net increase (decrease) in net assets resulting from operations	(7,480,402)	12,170,546	(2,833,994)	4,252,644	(45,832,058)	33,111,114	(62,745,931)	49,280,335
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-	-	(60,482)	-	-
Class L	-	(64,479)	-	-	-	(813,516)	-	-
Class Y	-	(7,874)	-	-	-	(469,363)	-	-
Class S	-	(199,883)	-	-	-	(1,267,551)	-	-
Total distributions from net investment income	-	(272,236)	-	-	-	(2,610,912)	-	-
From net realized gains:
Class A	-	-	-	-	-	-	-	-
Class L	-	-	-	-	-	-	-	-
Class Y	-	-	-	-	-	-	-	-
Class S	-	-	-	-	-	-	-	-
Class N	-	-	-	-	-	-	-	-
Total distributions from net realized gains	-	-	-	-	-	-	-	-
Net fund share transactions (Note 5):
Class A	(1,468,563)	(1,854,478)	3,325,148	1,118,727	(75,503,420)	(3,388,645)	(5,578,650)	9,254,957
Class L	3,068,159	(39,940,194)	1,454,913	(7,945,778)	63,469,610	4,982,540	50,158,050	25,043,026
Class Y	36,234,911	266,870	(2,143,166)	1,532,071	(40,839,453)	(1,196,928)	14,605,578	6,932,778
Class S	(11,320,854)	(9,637,642)	(7,250,190)	4,755,246	26,284,134	30,287,831	19,591,016	22,455,628
Class N	1,243,915	(290,832)	-	(4,003)	(1,161,954)	(224,315)	(72,532)	(154,129)
Increase (decrease) in net assets from fund share transactions	27,757,568	(51,456,276)	(4,613,295)	(543,737)	(27,751,083)	30,460,483	78,703,462	63,532,260
Total increase (decrease) in net assets	20,277,166	(39,557,966)	(7,447,289)	3,708,907	(73,583,141)	60,960,685	15,957,531	112,812,595
Net assets:
Beginning of period	385,140,894	424,698,860	42,825,755	39,116,848	905,907,845	844,947,160	614,102,082	501,289,487
End of period	$405,418,060	$385,140,894	$35,378,466	$42,825,755	$832,324,704	$905,907,845	$630,059,613	$614,102,082
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$227,426	$(1,881)	$(63,878)	$(592)	$2,059,599	$39,885	$(2,281,155)	$46,929

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select OTC 100 Fund		MassMutual Select Focused Value Fund		MassMutual Select Mid Cap Growth Equity II Fund		MassMutual Select Small Cap Growth Equity Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(111,493)	$(172,088)	$12,363,833	$2,536,210	$1,731,848	$(4,259,388)	$(1,286,816)	$(2,378,090)
Net realized gain (loss) on investment transactions	1,831,156	3,922,576	43,888,756	71,577,426	57,678,681	60,099,532	45,308,793	40,597,886
Net change in unrealized appreciation (depreciation) on investments	(3,999,904)	(3,763,145)	(34,802,643)	(46,054,030)	(45,636,278)	74,121,137	(20,291,134)	18,136,683
Net increase (decrease) in net assets resulting from operations	(2,280,241)	(12,657)	21,449,946	28,059,606	13,774,251	129,961,281	23,730,843	56,356,479
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	(129,217)	-	(12,815,709)	-	-
Class L	-	-	-	(546,015)	-	(20,803,086)	-	-
Class Y	-	-	-	(501,460)	-	(5,656,274)	-	-
Class S	-	-	-	(1,847,519)	-	(10,961,612)	-	-
Class N	-	-	-	-	-	(73,587)	-	-
Total distributions from net investment income	-	-	-	(3,024,211)	-	(50,310,268)	-	-
From net realized gains:
Class A	-	-	-	(22,263,955)	-	-	-	-
Class L	-	-	-	(15,772,380)	-	-	-	-
Class Y	-	-	-	(9,888,129)	-	-	-	-
Class S	-	-	-	(30,462,036)	-	-	-	-
Class N	-	-	-	(180,428)	-	-	-	-
Total distributions from net realized gains	-	-	-	(78,566,928)	-	-	-	-
Net fund share transactions (Note 5):
Class A	(3,165,145)	(5,873,246)	(17,580,590)	38,167,464	11,992,115	81,679,580	13,213,603	12,673,439
Class L	(2,485,411)	(311,897)	309,971	28,119,866	35,156,773	71,154,725	(16,482,152)	7,539,532
Class Y	(836,950)	(1,111,054)	(2,121,706)	28,472,905	22,547,561	30,727,568	33,630,671	(7,593,827)
Class S	(2,344,889)	(6,374,810)	(20,666,630)	49,092,551	7,844,645	50,385,601	22,223,222	20,504,783
Class N	(6,464)	17,729	234,256	932,351	669,617	556,973	30,792	29,440
Increase (decrease) in net assets from fund share transactions	(8,838,859)	(13,653,278)	(39,824,699)	144,785,137	78,210,711	234,504,447	52,616,136	33,153,367
Total increase (decrease) in net assets	(11,119,100)	(13,665,935)	(18,374,753)	91,253,604	91,984,962	314,155,460	76,346,979	89,509,846
Net assets:
Beginning of period	61,700,161	75,366,096	905,855,454	814,601,850	1,233,493,045	919,337,585	593,491,689	503,981,843
End of period	$50,581,061	$61,700,161	$887,480,701	$905,855,454	$1,325,478,007	$1,233,493,045	$669,838,668	$593,491,689
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(101,838)	$9,655	$12,341,992	$(21,841)	$1,709,074	$(22,774)	$(1,303,352)	$(16,536)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Small Company Growth Fund		MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund		MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Period Ended June 30, 2006* (Unaudited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Period Ended June 30, 2006* (Unaudited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(755,264)	$(1,435,439)	$24,828	$373,104	$217,669	$5,735	$281,255	$(422,710)
Net realized gain (loss) on investment transactions	7,888,608	2,810,089	(67,993)	29,587,442	25,737,990	(324,628)	11,332,661	16,225,009
Net change in unrealized appreciation (depreciation) on investments	(3,266,093)	5,454,661	(158,220)	22,413,357	282,773	(188,030)	(3,041,127)	2,068,720
Net increase (decrease) in net assets resulting from operations	3,867,251	(4,080,011)	(201,385)	52,373,903	26,238,432	(506,923)	8,572,789	17,871,019
Distributions to shareholders (Note 2):
From net realized gains:
Class A	-	(1,516,455)	-	-	(5,943,592)	-	-	-
Class L	-	(664,297)	-	-	(5,478,825)	-	-	-
Class Y	-	(657,684)	-	-	(4,303,502)	-	-	-
Class S	-	(559,268)	-	-	(9,472,764)	-	-	-
Class N	-	(25,785)	-	-	(55,816)	-	-	-
Total distributions from net realized gains	-	(3,423,489)	-	-	(25,254,499)	-	-	-
Net fund share transactions (Note 5):
Class A	4,160,696	(2,135,735)	100,100	5,653,334	21,041,121	123,752	2,997,010	855,153
Class L	6,150,148	(12,283,454)	100,100	14,460,328	8,906,998	136,912	(861,167)	(1,873,476)
Class Y	(8,482,360)	(11,533,610)	100,100	55,796,777	(2,843,056)	1,137,708	3,872,719	3,344,355
Class S	9,832,489	(2,224,039)	11,145,395	53,895,878	32,086,401	9,600,100	9,577,667	13,108,475
Class N	(194,335)	51,508	100,100	(78,299)	339,616	100,100	71,540	217
Increase (decrease) in net assets from fund share transactions	11,466,638	(28,125,330)	11,545,795	129,728,018	59,531,080	11,098,572	15,657,769	15,434,724
Total increase (decrease) in net assets	15,333,889	(35,628,830)	11,344,410	182,101,921	60,515,013	10,591,649	24,230,558	33,305,743
Net assets:
Beginning of period	144,345,826	179,974,656	-	582,954,148	522,439,135	-	168,593,693	135,287,950
End of period	$159,679,715	$144,345,826	$11,344,410	$765,056,069	$582,954,148	$10,591,649	$192,824,251	$168,593,693
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(759,138)	$(3,874)	$24,828	$1,001,341	$628,237	$5,735	$274,444	$(6,811)

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Emerging Growth Fund		MassMutual Select Overseas Fund		MassMutual Select Destination Retirement Income Fund		MassMutual Select Destination Retirement 2010 Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(509,792)	$(1,024,800)	$18,149,678	$6,769,490	$(16,351)	$8,159,890	$(50,226)	$2,929,119
Net realized gain (loss) on investment transactions	10,711,845	10,110,141	57,051,191	80,201,610	408,403	3,464,486	97,378	2,331,996
Net change in unrealized appreciation (depreciation) on investments	(6,043,404)	(8,040,745)	20,871,381	(5,807,089)	103,215	(4,647,067)	330,408	(1,832,592)
Net increase (decrease) in net assets resulting from operations	4,158,649	1,044,596	96,072,250	81,164,011	495,267	6,977,309	377,560	3,428,523
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	(2,854,223)	-	(1,323,726)	-	(869,889)
Class L	-	-	-	(3,470,917)	-	(3,501,979)	-	(1,056,482)
Class Y	-	-	-	(2,316,757)	-	(3,717,136)	-	(934,223)
Class S	-	-	-	(5,707,125)	-	(158,967)	-	(376,371)
Class N	-	-	-	(20,367)	-	(3,141)	-	(3,424)
Total distributions from net investment income	-	-	-	(14,369,389)	-	(8,704,949)	-	(3,240,389)
From net realized gains:
Class A	-	-	-	(16,904,250)	-	(256,810)	-	(155,411)
Class L	-	-	-	(17,918,062)	-	(801,214)	-	(184,574)
Class Y	-	-	-	(10,900,232)	-	(769,250)	-	(159,464)
Class S	-	-	-	(26,144,087)	-	(26,946)	-	(60,535)
Class N	-	-	-	(147,404)	-	(842)	-	(723)
Total distributions from net realized gains	-	-	-	(72,014,035)	-	(1,855,062)	-	(560,707)
Net fund share transactions (Note 5):
Class A	941,972	(11,815,637)	27,893,129	64,637,331	5,985,681	29,313,445	15,495,999	23,208,765
Class L	(14,912,127)	(2,069,057)	30,737,190	35,307,207	(6,264,199)	5,692,816	1,872,873	12,708,691
Class Y	165,053	175,729	39,810,833	37,955,448	2,784,282	26,488,324	14,361,195	24,880,272
Class S	7,228,757	2,115,434	31,306,497	99,096,780	2,823,131	3,347,968	1,189,062	9,928,092
Class N	-	(1)	45,170	813,739	15,964	1,945	6,386	26,543
Increase (decrease) in net assets from fund share transactions	(6,576,345)	(11,593,532)	129,792,819	237,810,505	5,344,859	64,844,498	32,925,515	70,752,363
Total increase (decrease) in net assets	(2,417,696)	(10,548,936)	225,865,069	232,591,092	5,840,126	61,261,796	33,303,075	70,379,790
Net assets:
Beginning of period	126,251,305	136,800,241	849,388,368	616,797,276	252,828,309	191,566,513	108,562,256	38,182,466
End of period	$123,833,609	$126,251,305	$1,075,253,437	$849,388,368	$258,668,435	$252,828,309	$141,865,331	$108,562,256
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(514,862)	$(5,070)	$18,108,932	$(40,746)	$(19,746)	$(3,395)	$(51,014)	$(788)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Destination Retirement 2020 Fund		MassMutual Select Destination Retirement 2030 Fund		MassMutual Select Destination Retirement 2040 Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(628,163)	$9,110,238	$(463,466)	$3,489,479	$(251,755)	$953,136
Net realized gain (loss) on investment transactions	2,143,643	14,151,788	2,698,173	10,559,898	2,299,303	7,059,596
Net change in unrealized appreciation (depreciation) on investments	117,277	(3,036,359)	955,439	2,961,392	422,023	2,085,182
Net increase (decrease) in net assets resulting from operations	1,632,757	20,225,667	3,190,146	17,010,769	2,469,571	10,097,914
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(2,127,995)	-	(956,366)	-	(253,728)
Class L	-	(5,891,386)	-	(2,919,055)	-	(1,131,929)
Class Y	-	(1,706,889)	-	(585,844)	-	(98,447)
Class S	-	(931,744)	-	(322,484)	-	(329,216)
Class N	-	(5,049)	-	(1,962)	-	(911)
Total distributions from net investment income	-	(10,663,063)	-	(4,785,711)	-	(1,814,231)
From net realized gains:
Class A	-	(953,611)	-	(736,225)	-	(418,704)
Class L	-	(2,714,789)	-	(2,391,371)	-	(1,885,024)
Class Y	-	(721,793)	-	(371,980)	-	(115,830)
Class S	-	(385,665)	-	(196,980)	-	(328,170)
Class N	-	(2,734)	-	(2,093)	-	(2,407)
Total distributions from net realized gains	-	(4,778,592)	-	(3,698,649)	-	(2,750,135)
Net fund share transactions (Note 5):
Class A	24,500,600	67,225,245	21,773,842	40,172,488	7,559,061	19,572,005
Class L	14,870,953	21,613,892	10,669,478	6,510,573	14,726,388	1,440,119
Class Y	15,507,076	55,083,473	12,150,914	29,947,392	15,310,564	7,539,775
Class S	13,801,409	23,420,403	13,297,641	13,825,455	5,668,782	25,786,914
Class N	17,675	121,627	9,152	43,095	28,719	23,549
Increase (decrease) in net assets from fund share transactions	68,697,713	167,464,640	57,901,027	90,499,003	43,293,514	54,362,362
Total increase (decrease) in net assets	70,330,470	172,248,652	61,091,173	99,025,412	45,763,085	59,895,910
Net assets:
Beginning of period	428,672,175	256,423,523	296,142,654	197,117,242	170,247,938	110,352,028
End of period	$499,002,645	$428,672,175	$357,233,827	$296,142,654	$216,011,023	$170,247,938
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(633,025)	$(4,862)	$(467,004)	$(3,538)	$(253,755)	$(2,000)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.97		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.21	***	0.33	***	0.00
Net realized and unrealized loss on investments	(0.36)		(0.19)		0.00
Total income (loss) from investment operations	(0.15)		0.14		0.00
Less distributions to shareholders:
From net investment income	-		(0.17)		-
Net asset value, end of period	$9.82		$9.97		$10.00
Total Return(a)	(1.50	)% (b)**	1.37	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$29,492		$20,689		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.11	% *	1.21%		-	‡
After expense waiver	0.96	% *#	1.00	% #	N/A‡
Net investment income to average daily net assets	4.25	% *	3.25%		0.00	%‡
Portfolio turnover rate	137	% **	566%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.98		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.22	***	0.39	***	0.00
Net realized and unrealized loss on investments	(0.35)		(0.23)		0.00
Total income (loss) from investment operations	(0.13)		0.16		0.00
Less distributions to shareholders:
From net investment income	-		(0.18)		-
Net asset value, end of period	$9.85		$9.98		$10.00
Total Return(a)	(1.30	)% **	1.57%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,326		$3,933		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.85	% *	0.96%		-	‡
After expense waiver	0.70	% *#	0.75	% #	N/A‡
Net investment income to average daily net assets	4.53	% *	3.82%		0.00	%‡
Portfolio turnover rate	137	% **	566%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.98		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.22	***	0.37	***	0.00
Net realized and unrealized loss on investments	(0.35)		(0.21)		0.00
Total income (loss) from investment operations	(0.13)		0.16		0.00
Less distributions to shareholders:
From net investment income	-		(0.18)		-
Net asset value, end of period	$9.85		$9.98		$10.00

Total Return(a)	(1.30	)% **	1.57%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$90,589		$59,396		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.71	% *	0.81%		-	‡
After expense waiver	N/A		0.75	% #	N/A ‡
Net investment income to average daily net assets	4.50	% *	3.64%		0.00	%‡
Portfolio turnover rate	137	% **	566%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.99		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.22	***	0.33	***	0.00
Net realized and unrealized loss on investments	(0.36)		(0.16)		0.00
Total income (loss) from investment operations	(0.14)		0.17		0.00
Less distributions to shareholders:
From net investment income	-		(0.18)		-
Net asset value, end of period	$9.85		$9.99		$10.00

Total Return(a)	(1.40	)% **	1.65%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$62,579		$62,533		$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.65	% *	0.76%		-	‡
After expense waiver	N/A		0.70	% #	N/A‡
Net investment income to average daily net assets	4.50	% *	3.23%		0.00	%‡
Portfolio turnover rate	137	% **	566%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.96		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.20	***	0.28	***	0.00
Net realized and unrealized gain on investments	(0.36)		(0.18)		0.00
Total income from investment operations	(0.16)		0.10		0.00
Less distributions to shareholders:
From net investment income	-		(0.14)		-
Net asset value, end of period	$9.80		$9.96		$10.00

Total Return(a)	(1.71	)% (b)**	0.99	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,684		$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.43	% *	1.51%		-	‡
After expense waiver	1.28	% *#	1.30	% #	N/A‡
Net investment income to average daily net assets	4.10	% *	2.78%		0.00	%‡
Portfolio turnover rate	137	% **	566%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.56		$10.45		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.11	***	0.15	***	0.11	***	-
Net realized and unrealized gain on investments	0.08		0.20		0.42		-
Total income from investment operations	0.19		0.35		0.53		0.00
Less distributions to shareholders:
From net investment income	-		(0.18)		(0.08)		-
From net realized gains	-		(0.06)		-		-
Total distributions	-		(0.24)		(0.08)		-
Net asset value, end of period	$10.75		$10.56		$10.45		$10.00

Total Return(a)	1.80	%(b)**	3.33	% (b)	5.34	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$28,384		$26,267		$32,987		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.22	%*	1.23%		1.24%		-	‡
After expense waiver	1.21	%#*	1.21	% #	1.21	% (c)#	-	‡
Net investment income to average daily net assets	2.04	%*	1.40%		1.10%		-	‡
Portfolio turnover rate	60	%**	211%		129%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.58		$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.12	***	0.18	***	0.13	***	-
Net realized and unrealized gain on investments	0.07		0.20		0.43		-
Total income from investment operations	0.19		0.38		0.56		0.00
Less distributions to shareholders:
From net investment income	-		(0.22)		(0.08)		-
From net realized gains	-		(0.06)		-		-
Total distributions	-		(0.28)		(0.08)		-
Net asset value, end of period	$10.77		$10.58		$10.48		$10.00

Total Return(a)	1.80	%**	3.63%		5.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$91,418		$101,151		$104,995		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.97	%*	0.98%		0.98%		-	‡
After expense waiver	0.96	%#*	0.96	% #	0.96	% (c)#	-	‡
Net investment income to average daily net assets	2.26	%*	1.68%		1.28%		-	‡
Portfolio turnover rate	60	%**	211%		129%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the years presented if it reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.58		$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.13	***	0.19	***	0.14	***	-
Net realized and unrealized gain on investments	0.07		0.20		0.43		-
Total income from investment operations	0.20		0.39		0.57		0.00
Less distributions to shareholders:
From net investment income	-		(0.23)		(0.09)		-
From net realized gains	-		(0.06)		-		-
Total distributions	-		(0.29)		(0.09)		-
Net asset value, end of period	$10.78		$10.58		$10.48		$10.00

Total Return(a)	1.89	%**	3.76%		5.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$85,809		$78,145		$99,246		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.82	%*	0.83%		0.83%		-	‡
After expense waiver	0.81	%#*	0.81	% #	0.81	% (c)#	-	‡
Net investment income to average daily net assets	2.43	%*	1.82%		1.41%		-	‡
Portfolio turnover rate	60	%**	211%		129%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.58		$10.49		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.13	***	0.20	***	0.12	***	-
Net realized and unrealized gain on investments	0.08		0.19		0.47		-
Total income from investment operations	0.21		0.39		0.59		0.00
Less distributions to shareholders:
From net investment income	-		(0.24)		(0.10)		-
From net realized gains	-		(0.06)		-		-
Total distributions	-		(0.30)		(0.10)		-
Net asset value, end of period	$10.79		$10.58		$10.49		$10.00

Total Return(a)	1.98	%**	3.85%		5.76%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$15,749		$15,026		$13,159		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.77	%*	0.78%		0.84%		-	‡
After expense waiver	0.76	%#*	0.76	% #	0.76	% (c)#	-	‡
Net investment income to average daily net assets	2.49	%*	1.90%		1.18%		-	‡
Portfolio turnover rate	60	%**	211%		129%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.56		$10.46		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.09	***	0.12	***	0.08	***	-
Net realized and unrealized gain on investments	0.07		0.21		0.42		-
Total income from investment operations	0.16		0.33		0.50		0.00
Less distributions to shareholders:
From net investment income	-		(0.17)		(0.04)		-
From net realized gains	-		(0.06)		-		-
Total distributions	-		(0.23)		(0.04)		-
Net asset value, end of period	$10.72		$10.56		$10.46		$10.00

Total Return(a)	1.61	%(b)**	3.02	% (b)	5.02	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$431		$419		$422		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.52	%*	1.53%		1.55%		-	‡
After expense waiver	1.51	%#*	1.51	% #	1.51	% (c)#	-	‡
Net investment income to average daily net assets	1.74	%*	1.13%		0.78%		-	‡
Portfolio turnover rate	60	%**	211%		129%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04†
Net asset value, beginning of period	$11.26		$10.93		$10.00
Income (loss) from investment operations:
Net investment income	0.08	***	0.14	***	0.04	***
Net realized and unrealized gain on investments	0.55		0.54		0.94
Total income from investment operations	0.63		0.68		0.98
Less distributions to shareholders:
From net investment income	-		(0.12)		(0.04)
From net realized gains	-		(0.23)		(0.01)
Total distributions	-		(0.35)		(0.05)
Net asset value, end of period	$11.89		$11.26		$10.93

Total Return(a)	5.60	%(b)**	6.23	% (b)	9.83	% **(b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$44,087		$29,953		$4,998
Ratio of expenses to average daily net assets:
Before expense waiver	1.08	%*	1.09%		1.15	% *
After expense waiver	N/A		N/A		1.09	% *#
Net investment income to average daily net assets	1.30	%*	1.27%		1.99	% *
Portfolio turnover rate	9	%**	16%		5	% **
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04†
Net asset value, beginning of period	$11.28		$10.93		$10.00
Income (loss) from investment operations:
Net investment income	0.09	***	0.17	***	0.05	***
Net realized and unrealized gain on investments	0.56		0.54		0.94
Total income from investment operations	0.65		0.71		0.99
Less distributions to shareholders:
From net investment income	-		(0.13)		(0.05)
From net realized gains	-		(0.23)		(0.01)
Total distributions	-		(0.36)		(0.06)
Net asset value, end of period	$11.93		$11.28		$10.93

Total Return(a)	5.76	%**	6.42%		9.99	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$41,213		$29,455		$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	0.79	%*	0.80%		0.86	% *
After expense waiver	N/A		N/A		0.80	% *#
Net investment income to average daily net assets	1.59	%*	1.55%		2.28	% *
Portfolio turnover rate	9	%**	16%		5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front end sales charge for Class A and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of period	$11.27		$10.93	$10.00
Income (loss) from investment operations:
Net investment income	0.10	***	0.19 ***	0.05	***
Net realized and unrealized gain on investments	0.56		0.53	0.94
Total income from investment operations	0.66		0.72	0.99
Less distributions to shareholders:
From net investment income	-		(0.15)	(0.05)
From net realized gains	-		(0.23)	(0.01)
Total distributions	-		(0.38)	(0.06)
Net asset value, end of period	$11.93		$11.27	$10.93

Total Return(a)	5.86	%**	6.61%	9.91	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$107,680		$56,761	$1,273
Ratio of expenses to average daily net assets:
Before expense waiver	0.68	%*	0.69%	0.75	% *
After expense waiver	N/A		N/A	0.69	% *#
Net investment income to average daily net assets	1.72	%*	1.70%	2.39	% *
Portfolio turnover rate	9	%**	16%	5	% **
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of period	$11.28		$10.94	$10.00
Income (loss) from investment operations:
Net investment income	0.11	***	0.19 ***	0.06	***
Net realized and unrealized gain on investments	0.56		0.53	0.94
Total income from investment operations	0.67		0.72	1.00
Less distributions to shareholders:
From net investment income	-		(0.15)	(0.05)
From net realized gains	-		(0.23)	(0.01)
Total distributions	-		(0.38)	(0.06)
Net asset value, end of period	$11.95		$11.28	$10.94

Total Return(a)	5.94	%**	6.59%	10.03	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$194,791		$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.58	%*	0.59%	0.65	% *
After expense waiver	N/A		N/A	0.59	% *#
Net investment income to average daily net assets	1.79	%*	1.75%	2.49	% *
Portfolio turnover rate	9	%**	16%	5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Period ended 12/31/04†
Net asset value, beginning of period	$11.28		$10.94		$10.00
Income (loss) from investment operations:
Net investment income	0.05	***	0.11	***	0.04	***
Net realized and unrealized gain on investments	0.57		0.52		0.94
Total income from investment operations	0.62		0.63		0.98
Less distributions to shareholders:
From net investment income	-		(0.06)		(0.03)
From net realized gains	-		(0.23)		(0.01)
Total distributions	-		(0.29)		(0.04)
Net asset value, end of period	$11.90		$11.28		$10.94

Total Return(a)	5.50	%(b)**	5.77	% (b)	9.84	% **(b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,044		$147		$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.40	%*	1.40%		1.46	% *
After expense waiver	N/A		N/A		1.40	% *#
Net investment income to average daily net assets	0.93	%*	0.95%		1.63	% *
Portfolio turnover rate	9	%**	16%		5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.14		$10.75		$10.01		$7.79		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.05	***	0.11	***	0.10	***	0.10	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	0.72		0.65		0.84		2.19		(2.25)		-
Total income (loss) from investment operations	0.77		0.76		0.94		2.29		(2.17)		0.00
Less distributions to shareholders:
From net investment income	-		(0.11)		(0.09)		(0.07)		(0.04)		-
From net realized gains	-		(0.26)		(0.11)		-		-		-
Total distributions	-		(0.37)		(0.20)		(0.07)		(0.04)		-
Net asset value, end of period	$11.91		$11.14		$10.75		$10.01		$7.79		$10.00
Total Return(a)	6.91	%**(c)	7.08	% (c)	9.34	% (c)	29.43%		(21.67)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$261,594		$252,362		$214,886		$129,552		$37,973		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23	%*	1.23%		1.23%		1.24%		1.27%		-
After expense waiver	N/A		N/A		1.22	% (b)#	1.22	% (b)#	1.20	% (b)#	-
Net investment income to average daily net assets	0.88	%*	0.97%		0.96%		1.18%		1.00%		-
Portfolio turnover rate	14	%**	33%		31%		28%		38%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.17		$10.78		$10.03		$7.81		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.07	***	0.14	***	0.12	***	0.13	***	0.10	***	-
Net realized and unrealized gain (loss) on investments	0.72		0.64		0.85		2.18		(2.24)		-
Total income (loss) from investment operations	0.79		0.78		0.97		2.31		(2.14)		0.00
Less distributions to shareholders:
From net investment income	-		(0.13)		(0.11)		(0.09)		(0.05)		-
From net realized gains	-		(0.26)		(0.11)		-		-		-
Total distributions	-		(0.39)		(0.22)		(0.09)		(0.05)		-
Net asset value, end of period	$11.96		$11.17		$10.78		$10.03		$7.81		$10.00
Total Return(a)	7.16	%**	7.28%		9.65%		29.56%		(21.40)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$291,823		$231,639		$236,583		$133,178		$44,235		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98	%*	0.98%		0.98%		0.99%		1.02%		-
After expense waiver	N/A		N/A		0.97	% (b)#	0.97	% (b)#	0.95	% (b)#	-
Net investment income to average daily net assets	1.12	%*	1.23%		1.21%		1.44%		1.24%		-
Portfolio turnover rate	14	%**	33%		31%		28%		38%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.19		$10.78	$10.03		$7.80		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.07	***	0.15 ***	0.14	***	0.14	***	0.12	***	-
Net realized and unrealized gain (loss) on investments	0.73		0.66	0.84		2.19		(2.26)		-
Total income (loss) from investment operations	0.80		0.81	0.98		2.33		(2.14)		0.00
Less distributions to shareholders:
From net investment income	-		(0.14)	(0.12)		(0.10)		(0.06)		-
From net realized gains	-		(0.26)	(0.11)		-		-		-
Total distributions	-		(0.40)	(0.23)		(0.10)		(0.06)		-
Net asset value, end of period	$11.99		$11.19	$10.78		$10.03		$7.80		$10.00
Total Return(a)	7.15	%**	7.55%	9.78%		29.82%		(21.41)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$96,048		$85,569	$120,769		$82,989		$40,511		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83	%*	0.83%	0.83%		0.84%		0.87%		-
After expense waiver	N/A		N/A	0.82	% (b)#	0.82	% (b)#	0.81	% (b)#	-
Net investment income to average daily net assets	1.27	%*	1.35%	1.35%		1.60%		1.44%		-
Portfolio turnover rate	14	%**	33%	31%		28%		38%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.20		$10.80	$10.05		$7.81		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.08	***	0.16 ***	0.14	***	0.14	***	0.12	***	-
Net realized and unrealized gain (loss) on investments	0.72		0.66	0.85		2.20		(2.25)		-
Total income (loss) from investment operations	0.80		0.82	0.99		2.34		(2.13)		0.00
Less distributions to shareholders:
From net investment income	-		(0.16)	(0.13)		(0.10)		(0.06)		-
From net realized gains	-		(0.26)	(0.11)		-		-		-
Total distributions	-		(0.42)	(0.24)		(0.10)		(0.06)		-
Net asset value, end of period	$12.00		$11.20	$10.80		$10.05		$7.81		$10.00
Total Return(a)	7.14	%**	7.57%	9.80%		29.97%		(21.35)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$473,107		$418,271	$325,701		$228,535		$101,228		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.79	%*	0.79%	0.79%		0.80%		0.83%		-
After expense waiver	N/A		N/A	0.78	% (b)#	0.78	% (b)#	0.77	% (b)#	-
Net investment income to average daily net assets	1.31	%*	1.41%	1.40%		1.63%		1.36%		-
Portfolio turnover rate	14	%**	33%	31%		28%		38%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$11.07		$10.69		$9.94		$7.76		$7.76
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.07	***	0.07	***	0.08	***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.71		0.65		0.84		2.17		(0.00	)††
Total income (loss) from investment operations	0.74		0.72		0.91		2.25		(0.00)
Less distributions to shareholders:
From net investment income	-		(0.08)		(0.05)		(0.07)		-
From net realized gains	-		(0.26)		(0.11)		-		-
Total distributions	-		(0.34)		(0.16)		(0.07)		-
Net asset value, end of period	$11.81		$11.07		$10.69		$9.94		$7.76

Total Return(a)	6.68	%**(c)	6.76	% (c)	9.10	% (c)	29.03	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,235		$1,998		$1,644		$1,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.53	%*	1.53%		1.53%		1.54%		-	‡
After expense waiver	N/A		N/A		1.52	% (b)	1.52	% (b)	-	‡
Net investment income to average daily net assets	0.59	%*	0.67%		0.65%		0.83%		-	‡
Portfolio turnover rate	14	%**	33%		31%		28%		38%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)

††  Net investment loss and net realized and unrealized gain(loss) on investments are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.49		$10.48		$9.55		$7.66		$9.34		$10.00
Income (loss) from investment operations:
Net investment income	0.03	***	0.04	***	0.07	***	0.08	***	0.07	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.30		1.02		1.16		1.91		(1.68)		(0.67)
Total income (loss) from investment operations	0.33		1.06		1.23		1.99		(1.61)		(0.63)
Less distributions to shareholders:
From net investment income	-		(0.04)		(0.07)		(0.10)		(0.07)		(0.03)
From net realized gains	-		(1.01)		(0.23)		-		-		-
Total distributions	-		(1.05)		(0.30)		(0.10)		(0.07)		(0.03)
Net asset value, end of period	$10.82		$10.49		$10.48		$9.55		$7.66		$9.34
Total Return(a)	3.15	%(c)**	10.16	% (c)	12.91	% (c)	25.96%		(17.28)%		(6.29	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$29,690		$28,829		$25,523		$21,341		$15,852		$8,881
Ratio of expenses to average daily net assets:
Before expense waiver	1.31	%*	1.30%		1.33%		1.29%		1.30%		1.29	% *
After expense waiver	N/A		N/A		1.29	% (b)#	1.27	% (b)#	1.29	% #	1.29	% *#
Net investment income to average daily net assets	0.47	%*	0.36%		0.69%		0.99%		0.79%		0.65	% *
Portfolio turnover rate	52	%**	94%		161%		66%		105%		62	% **
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.51		$10.50		$9.57		$7.67		$9.34		$10.00
Income (loss) from investment operations:
Net investment income	0.04	***	0.06	***	0.09	***	0.10	***	0.09	***	0.05	***
Net realized and unrealized gain (loss) on investments	0.30		1.02		1.17		1.92		(1.67)		(0.67)
Total income (loss) from investment operations	0.34		1.08		1.26		2.02		(1.58)		(0.62)
Less distributions to shareholders:
From net investment income	-		(0.06)		(0.10)		(0.12)		(0.09)		(0.04)
From net realized gains	-		(1.01)		(0.23)		-		-		-
Total distributions	-		(1.07)		(0.33)		(0.12)		(0.09)		(0.04)
Net asset value, end of period	$10.85		$10.51		$10.50		$9.57		$7.67		$9.34
Total Return(a)	3.24	%**	10.39%		13.16%		26.34%		(16.97)%		(6.21	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$8,905		$8,753		$7,461		$6,313		$4,727		$2,658
Ratio of expenses to average daily net assets:
Before expense waiver	1.06	%*	1.05%		1.08%		1.04%		1.05%		1.05	% *
After expense waiver	N/A		N/A		1.04	% (b)#	1.02	% (b)#	1.04	% #	1.04	% *#
Net investment income to average daily net assets	0.72	%*	0.60%		0.94%		1.24%		1.07%		0.87	% *
Portfolio turnover rate	52	%**	94%		161%		66%		105%		62	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.55		$10.54	$9.59		$7.68		$9.35		$10.00
Income (loss) from investment operations:
Net investment income	0.05	***	0.08 ***	0.10	***	0.12	***	0.10	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.31		1.02	1.19		1.91		(1.67)		(0.67)
Total income (loss) from investment operations	0.36		1.10	1.29		2.03		(1.57)		(0.61)
Less distributions to shareholders:
From net investment income	-		(0.08)	(0.11)		(0.12)		(0.10)		(0.04)
From net realized gains	-		(1.01)	(0.23)		-		-		-
Total distributions	-		(1.09)	(0.34)		(0.12)		(0.10)		(0.04)
Net asset value, end of period	$10.91		$10.55	$10.54		$9.59		$7.68		$9.35
Total Return(a)	3.41	%**	10.49%	13.47%		26.40%		(16.87)%		(6.12	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,603		$4,110	$2,891		$3,378		$7,543		$5,977
Ratio of expenses to average daily net assets:
Before expense waiver	0.91	%*	0.90%	0.93%		0.88%		0.90%		0.90	% *
After expense waiver	N/A		N/A	0.88	% (b)#	0.86	% (b)#	0.89	% #	0.90	% *#
Net investment income to average daily net assets	0.87	%*	0.75%	1.06%		1.42%		1.18%		0.93	% *
Portfolio turnover rate	52	%**	94%	161%		66%		105%		62	% **
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.54		$10.52	$9.59		$7.68		$9.35		$10.00
Income (loss) from investment operations:
Net investment income	0.05	***	0.09 ***	0.11	***	0.12	***	0.10	***	0.07	***
Net realized and unrealized gain (loss) on investments	0.30		1.02	1.17		1.92		(1.68)		(0.68)
Total income (loss) from investment operations	0.35		1.11	1.28		2.04		(1.58)		(0.61)
Less distributions to shareholders:
From net investment income	-		(0.08)	(0.12)		(0.13)		(0.09)		(0.04)
From net realized gains	-		(1.01)	(0.23)		-		-		-
Total distributions	-		(1.09)	(0.35)		(0.13)		(0.09)		(0.04)
Net asset value, end of period	$10.89		$10.54	$10.52		$9.59		$7.68		$9.35
Total Return(a)	3.32	%**	10.66%	13.31%		26.63%		(16.83)%		(6.09	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$55,480		$55,895	$51,940		$67,536		$60,499		$51,604
Ratio of expenses to average daily net assets:
Before expense waiver	0.86	%*	0.85%	0.88%		0.84%		0.85%		0.87	% *
After expense waiver	N/A		N/A	0.84	% (b)#	0.82	% (b)#	0.84	% #	0.86	% *#
Net investment income to average daily net assets	0.91	%*	0.81%	1.12%		1.45%		1.22%		1.05	% *
Portfolio turnover rate	52	%**	94%	161%		66%		105%		62	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$10.51		$10.50		$9.56		$7.63		$7.62
Income (loss) from investment operations:
Net investment income	0.01	***	0.01	***	0.04	***	0.06	***	0.00	***††
Net realized and unrealized gain on investments	0.31		1.01		1.15		1.90		0.01
Total income from investment operations	0.32		1.02		1.19		1.96		0.01
Less distributions to shareholders:
From net investment income	-		(0.00	)†††	(0.02)		(0.03)		-
From net realized gains	-		(1.01)		(0.23)		-		-
Total distributions	-		(1.01)		(0.25)		(0.03)		-
Net asset value, end of period	$10.83		$10.51		$10.50		$9.56		$7.63

Total Return(a)	3.04	%(c)**	9.83	% (c)	12.51	% (c)	25.73	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$144		$140		$282		$315		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.61	%*	1.59%		1.63%		1.58%		-	‡
After expense waiver	N/A		N/A		1.58	% (b)	1.56	% (b)	-	‡
Net investment income to average daily net assets	0.18	%*	0.06%		0.39%		0.70%		-	‡
Portfolio turnover rate	52	%**	94%		161%		66%		105%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income is less than $0.01 per share.

†††  Distribution from net investment income is less than $0.01 per share.

*  Annualized.

**  Percentages represent results for the period and are not annualized.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.28		$10.39		$9.35		$7.24		$8.74		$9.92
Income (loss) from investment operations:
Net investment income	0.03	***	0.05	***	0.04	***	0.04	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.29		0.89		1.04		2.10		(1.49)		(1.18)
Total income (loss) from investment operations	0.32		0.94		1.08		2.14		(1.47)		(1.17)
Less distributions to shareholders:
From net investment income	-		(0.05)		(0.04)		(0.03)		(0.03)		(0.01)
Net asset value, end of period	$11.60		$11.28		$10.39		$9.35		$7.24		$8.74
Total Return(a)	2.84	%**(c)	9.05	% (c)	11.55	% (c)	29.61%		(16.86)%		(11.75)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$371,383		$354,647		$266,753		$153,918		$92,001		$73,431
Ratio of expenses to average daily net assets:
Before expense waiver	1.25	%*	1.25%		1.25%		1.25%		1.24%		1.25%
After expense waiver	N/A		N/A		1.25	% (b)#	1.24	% (b)#	1.23	% (b)#	1.24	% #
Net investment income to average daily net assets	0.46	%*	0.44%		0.41%		0.45%		0.29%		0.12%
Portfolio turnover rate	8	%**	7%		3%		7%		25%		20%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.32		$10.43		$9.37		$7.26		$8.76		$9.93
Income (loss) from investment operations:
Net investment income	0.04	***	0.07	***	0.06	***	0.06	***	0.04	***	0.03	***
Net realized and unrealized gain (loss) on investments	0.29		0.90		1.06		2.10		(1.50)		(1.17)
Total income (loss) from investment operations	0.33		0.97		1.12		2.16		(1.46)		(1.14)
Less distributions to shareholders:
From net investment income	-		(0.08)		(0.06)		(0.05)		(0.04)		(0.03)
Net asset value, end of period	$11.65		$11.32		$10.43		$9.37		$7.26		$8.76
Total Return(a)	2.92	%**	9.25%		11.94%		29.79%		(16.64)%		(11.47)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$344,026		$369,858		$316,841		$207,025		$114,417		$105,322
Ratio of expenses to average daily net assets:
Before expense waiver	1.00	%*	1.00%		1.00%		1.00%		1.00%		1.00%
After expense waiver	N/A		N/A		1.00	% (b)#	0.99	% (b)#	0.98	% (b)#	0.99	% #
Net investment income to average daily net assets	0.71	%*	0.69%		0.65%		0.70%		0.53%		0.37%
Portfolio turnover rate	8	%**	7%		3%		7%		25%		20%

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.34		$10.45	$9.39		$7.27		$8.77		$9.94
Income (loss) from investment operations:
Net investment income	0.05	***	0.09 ***	0.08	***	0.07	***	0.05	***	0.05	***
Net realized and unrealized gain (loss) on investments	0.30		0.89	1.05		2.11		(1.50)		(1.18)
Total income (loss) from investment operations	0.35		0.98	1.13		2.18		(1.45)		(1.13)
Less distributions to shareholders:
From net investment income	-		(0.09)	(0.07)		(0.06)		(0.05)		(0.04)
Net asset value, end of period	$11.69		$11.34	$10.45		$9.39		$7.27		$8.77

Total Return(a)	3.09	%**	9.37%	12.06%		30.04%		(16.52)%		(11.34)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$192,872		$146,699	$127,223		$78,751		$39,762		$52,286
Ratio of expenses to average daily net assets:
Before expense waiver	0.85	%*	0.85%	0.85%		0.85%		0.84%		0.85%
After expense waiver	N/A		N/A	0.85	% (b)#	0.84	% (b)#	0.83	% (b)#	0.84	% #
Net investment income to average daily net assets	0.86	%*	0.84%	0.81%		0.85%		0.66%		0.52%
Portfolio turnover rate	8	%**	7%	3%		7%		25%		20%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.36		$10.46	$9.40		$7.27		$8.78		$9.94
Income (loss) from investment operations:
Net investment income	0.05	***	0.10 ***	0.09	***	0.08	***	0.06	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.30		0.90	1.05		2.12		(1.51)		(1.17)
Total income (loss) from investment operations	0.35		1.00	1.14		2.20		(1.45)		(1.11)
Less distributions to shareholders:
From net investment income	-		(0.10)	(0.08)		(0.07)		(0.06)		(0.05)
Net asset value, end of period	$11.71		$11.36	$10.46		$9.40		$7.27		$8.78

Total Return(a)	3.08	%**	9.57%	12.11%		30.24%		(16.53)%		(11.20)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$582,992		$546,331	$436,983		$339,287		$233,510		$277,873
Ratio of expenses to average daily net assets:
Before expense waiver	0.76	%*	0.76%	0.76%		0.76%		0.75%		0.76%
After expense waiver	N/A		N/A	0.76	% (b)#	0.75	% (b)#	0.74	% (b)#	0.75	% #
Net investment income to average daily net assets	0.95	%*	0.93%	0.88%		0.94%		0.76%		0.62%
Portfolio turnover rate	8	%**	7%	3%		7%		25%		20%

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$11.17		$10.29		$9.25		$7.21		$7.19
Income (loss) from investment operations:
Net investment income	0.01	***	0.02	***	0.01	***	0.03	***	0.00	***††
Net realized and unrealized gain on investments	0.30		0.87		1.03		2.07		0.02
Total income from investment operations	0.31		0.89		1.04		2.10		0.02
Less distributions to shareholders:
From net investment income	-		(0.01)		-		(0.06)		-
Net asset value, end of period	$11.48		$11.17		$10.29		$9.25		$7.21

Total Return(a)	2.78	%**(c)	8.65	% (c)	11.24	%(c)	29.18	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,426		$2,279		$2,911		$2,891		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55	%*	1.55%		1.55%		1.57%		-	‡
After expense waiver	N/A		N/A		1.55	%#	1.56	% (b)#	-	‡
Net investment income to average daily net assets	0.16	%*	0.15%		0.08%		0.33%		-	‡
Portfolio turnover rate	8	%**	7%		3%		7%		25%

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)

††  Net investment income is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of period	$11.47		$11.12		$10.23		$8.09	$10.55	$12.17
Income (loss) from investment operations:
Net investment income	0.07	***	0.13	***	0.13	***	0.08 ***	0.07 ***	0.06 ***
Net realized and unrealized gain (loss) on investments	0.20		0.33		0.89		2.14	(2.47)	(1.60)
Total income (loss) from investment operations	0.27		0.46		1.02		2.22	(2.40)	(1.54)
Less distributions to shareholders:
From net investment income	-		(0.11)		(0.13)		(0.08)	(0.06)	(0.08)
Net asset value, end of period	$11.74		$11.47		$11.12		$10.23	$8.09	$10.55

Total Return(a)	2.35	%**(b)	4.17	% (b)	10.01	% (b)	27.49%	(22.74)%	(12.69)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$270,174		$271,778		$275,920		$160,470	$70,695	$81,682
Ratio of expenses to average daily net assets:
Before expense waiver	0.85	%*	0.85%		0.85%		0.85%	0.85%	0.86%
After expense waiver	0.70	%*#	0.75	% #	0.78	% #	N/A	N/A	N/A
Net investment income to average daily net assets	1.24	%*	1.13%		1.32%		0.94%	0.78%	0.52%
Portfolio turnover rate	3	%**	6%		3%		2%	5%	4%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of period	$11.50		$11.16		$10.26		$8.11	$10.58	$12.18
Income (loss) from investment operations:
Net investment income	0.09	***	0.15	***	0.16	***	0.11 ***	0.10 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	0.20		0.34		0.89		2.15	(2.48)	(1.60)
Total income (loss) from investment operations	0.29		0.49		1.05		2.26	(2.38)	(1.52)
Less distributions to shareholders:
From net investment income	-		(0.15)		(0.15)		(0.11)	(0.09)	(0.08)
Net asset value, end of period	$11.79		$11.50		$11.16		$10.26	$8.11	$10.58

Total Return(a)	2.52	%**	4.41%		10.25%		27.88%	(22.53)%	(12.46)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$302,371		$282,034		$218,755		$176,247	$54,756	$40,420
Ratio of expenses to average daily net assets:
Before expense waiver	0.60	%*	0.60%		0.60%		0.60%	0.60%	0.60%
After expense waiver	0.45	%*#	0.50	% #	0.53	% #	N/A	N/A	N/A
Net investment income to average daily net assets	1.49	%*	1.38%		1.52%		1.21%	1.05%	0.75%
Portfolio turnover rate	3	%**	6%		3%		2%	5%	4%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2005 and June 30, 2006.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of period	$11.54		$11.19	$10.29	$8.12	$10.60	$12.21
Income (loss) from investment operations:
Net investment income	0.09	***	0.16 ***	0.17 ***	0.12 ***	0.11 ***	0.10 ***
Net realized and unrealized gain (loss) on investments	0.19		0.34	0.89	2.16	(2.49)	(1.61)
Total income (loss) from investment operations	0.28		0.50	1.06	2.28	(2.38)	(1.51)
Less distributions to shareholders:
From net investment income	-		(0.15)	(0.16)	(0.11)	(0.10)	(0.10)
Net asset value, end of period	$11.82		$11.54	$11.19	$10.29	$8.12	$10.60

Total Return(a)	2.43	%**	4.49%	10.31%	28.10%	(22.47)%	(12.37)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$458,277		$467,422	$419,366	$299,713	$198,240	$172,244
Net expenses to average daily net assets	0.45	%*	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income to average daily net assets	1.49	%*	1.43%	1.63%	1.34%	1.18%	0.90%
Portfolio turnover rate	3	%**	6%	3%	2%	5%	4%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of period	$11.65		$11.30	$10.38	$8.19	$10.68	$12.29
Income (loss) from investment operations:
Net investment income	0.09	***	0.16 ***	0.17 ***	0.12 ***	0.11 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	0.20		0.35	0.91	2.18	(2.50)	(1.62)
Total income (loss) from investment operations	0.29		0.51	1.08	2.30	(2.39)	(1.51)
Less distributions to shareholders:
From net investment income	-		(0.16)	(0.16)	(0.11)	(0.10)	(0.10)
Net asset value, end of period	$11.94		$11.65	$11.30	$10.38	$8.19	$10.68

Total Return(a)	2.49	%**	4.47%	10.39%	28.10%	(22.41)%	(12.33)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$639,556		$677,171	$724,614	$710,691	$567,426	$642,799
Net expenses to average daily net assets	0.42	%*	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income to average daily net assets	1.51	%*	1.45%	1.62%	1.37%	1.20%	0.92%
Portfolio turnover rate	3	%**	6%	3%	2%	5%	4%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Z
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$11.65		$11.30	$10.38	$8.19	$10.68	$11.66
Income (loss) from investment operations:
Net investment income	0.10	***	0.19 ***	0.21 ***	0.15 ***	0.13 ***	0.09	***
Net realized and unrealized gain (loss) on investments	0.21		0.34	0.90	2.17	(2.50)	(0.95)
Total income (loss) from investment operations	0.31		0.53	1.11	2.32	(2.37)	(0.86)
Less distributions to shareholders:
From net investment income	-		(0.18)	(0.19)	(0.13)	(0.12)	(0.12)
Net asset value, end of period	$11.96		$11.65	$11.30	$10.38	$8.19	$10.68

Total Return(a)	2.66	%**	4.72%	10.68%	28.39%	(22.23)%	(7.33	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$309,070		$251,403	$130,164	$42,906	$16,821	$95
Net expenses to average daily net assets	0.20	%*	0.20%	0.20%	0.21%	0.20%	0.21	% *
Net investment income to average daily net assets	1.73	%*	1.68%	1.93%	1.59%	1.42%	1.20	% *
Portfolio turnover rate	3	%**	6%	3%	2%	5%	4	% **

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$11.35		$11.02		$10.15		$8.05		$8.05
Income (loss) from investment operations:
Net investment income	0.05	***	0.09	***	0.10	***	0.06	***	0.00	†
Net realized and unrealized gain (loss) on investments	0.20		0.34		0.87		2.14		(0.00	)†
Total income (loss) from investment operations	0.25		0.43		0.97		2.20		0.00
Less distributions to shareholders:
From net investment income	-		(0.10)		(0.10)		(0.10)		-
Net asset value, end of period	$11.60		$11.35		$11.02		$10.15		$8.05

Total Return(a)	2.20	%**(b)	3.86	% (b)	9.59	% (b)	27.34	% (b)	0.00	% ‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,848		$4,757		$3,710		$2,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.15	%*	1.15%		1.15%		1.15%		-	‡
After expense waiver	1.00	%*#	1.05	% #	1.07	% #	N/A		N/A
Net investment income to average daily net assets	0.94	%*	0.84%		1.00%		0.64%		0.00	% ‡
Portfolio turnover rate	3	%**	6%		3%		2%		5%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.00	***†	0.01	***	0.01	***	0.01	***	(0.01	) ***
Net realized and unrealized loss on investments	(0.38)		(0.38)		(0.38)		(0.38)		(0.37)
Total loss from investment operations	(0.38)		(0.37)		(0.37)		(0.37)		(0.38)
Net asset value, end of period	$9.62		$9.63		$9.63		$9.63		$9.62

Total Return	(3.80	)% **	(3.70	)% **	(3.70	)% **	(3.70	)% **	(3.80	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$835		$1,198		$96		$9,248		$96
Ratio of expenses to average daily net assets:
Before expense waiver	1.88	% *	1.52	% *	1.36	% *	1.26	% *	2.06	% *
After expense waiver	1.35	% *#	1.10	% *#	0.95	% *#	0.90	% *#	1.65	% *#
Net investment income to average daily net assets	0.02	% *	0.55	% *	0.40	% *	0.45	% *	(0.30	)% *
Portfolio turnover rate	33	% **	33	% **	33	% **	33	% **	33	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$16.70		$17.78		$16.92		$11.94		$13.41		$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	(0.00	)***†	(0.07	)***	(0.06	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.15		0.53		1.96		5.45		(1.33)		3.30
Total income (loss) from investment operations	0.36		0.53		1.89		5.39		(1.37)		3.26
Less distributions to shareholders:
From net investment income	-		(0.01)		-		(0.00	)†	-		(0.00	)†
From net realized gains	-		(1.60)		(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	-		(1.61)		(1.03)		(0.41)		(0.10)		(0.36)
Net asset value, end of period	$17.06		$16.70		$17.78		$16.92		$11.94		$13.41
Total Return(a)	2.09	%(c)**	2.98	% (c)	11.33	% (c)	45.13%		(10.18)%		31.08%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$240,187		$252,047		$228,871		$158,981		$54,319		$24,562
Ratio of expenses to average daily net assets:
Before expense waiver	1.30	%*	1.30%		1.30%		1.30%		1.30%		1.29%
After expense waiver	N/A		N/A		1.28	% (b)#	1.29	% (b)#	1.30	% (b)#	1.29	% #
Net investment income (loss) to average daily net assets	2.40	%*	(0.01)%		(0.40)%		(0.40)%		(0.33)%		(0.30)%
Portfolio turnover rate	20	%**	31%		32%		31%		78%		53%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$16.91		$17.98		$17.05		$12.00		$13.45		$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.05	***	(0.03	)***	(0.02	)***	(0.01	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.15		0.53		1.99		5.48		(1.34)		3.31
Total income (loss) from investment operations	0.39		0.58		1.96		5.46		(1.35)		3.31
Less distributions to shareholders:
From net investment income	-		(0.05)		-		(0.00	)†	-		(0.01)
From net realized gains	-		(1.60)		(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	-		(1.65)		(1.03)		(0.41)		(0.10)		(0.37)
Net asset value, end of period	$17.30		$16.91		$17.98		$17.05		$12.00		$13.45
Total Return(a)	2.25	%**	3.26%		11.65%		45.49%		(10.00)%		31.50%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$185,285		$180,827		$163,742		$114,730		$39,942		$25,594
Ratio of expenses to average daily net assets:
Before expense waiver	1.05	%*	1.05%		1.05%		1.05%		1.05%		1.04%
After expense waiver	N/A		N/A		1.03	% (b)#	1.04	% (b)#	1.05	% (b)#	1.04	% #
Net investment income (loss) to average daily net assets	2.75	%*	0.26%		(0.16)%		(0.16)%		(0.11)%		0.00	% ††
Portfolio turnover rate	20	%**	31%		32%		31%		78%		53%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and distributions from net investment income are less than $0.01 per share.

††  The ratio of net investment income to average daily net assets is less than 0.01%.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$17.02		$18.08	$17.12		$12.03		$13.46		$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.07 ***	(0.00	)***†	(0.00	)***†	0.03	***	0.02	***
Net realized and unrealized gain (loss) on investments	0.15		0.55	1.99		5.50		(1.36)		3.30
Total income (loss) from investment operations	0.40		0.62	1.99		5.50		(1.33)		3.32
Less distributions to shareholders:
From net investment income	-		(0.08)	-		(0.00	)†	-		(0.02)
From net realized gains	-		(1.60)	(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	-		(1.68)	(1.03)		(0.41)		(0.10)		(0.38)
Net asset value, end of period	$17.42		$17.02	$18.08		$17.12		$12.03		$13.46
Total Return(a)	2.29	%**	3.44%	11.78%		45.71%		(9.85)%		31.60%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$117,081		$116,392	$94,538		$78,549		$45,302		$10,137
Ratio of expenses to average daily net assets:
Before expense waiver	0.90	%*	0.90%	0.90%		0.89%		0.90%		0.89%
After expense waiver	N/A		N/A	0.88	% (b)#	0.89	% (b)#	0.90	% (b)#	0.89	% #
Net investment income (loss) to average daily net assets	2.86	%*	0.40%	(0.01)%		(0.01)%		0.24%		0.14%
Portfolio turnover rate	20	%**	31%	32%		31%		78%		53%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$17.11		$18.18	$17.19		$12.06		$13.48		$10.53
Income (loss) from investment operations:
Net investment income	0.26	***	0.09 ***	0.01	***	0.01	***	0.02	***	0.03	***
Net realized and unrealized gain (loss) on investments	0.16		0.54	2.01		5.53		(1.34)		3.31
Total income (loss) from investment operations	0.42		0.63	2.02		5.54		(1.32)		3.34
Less distributions to shareholders:
From net investment income	-		(0.10)	-		(0.00	)†	-		(0.03)
From net realized gains	-		(1.60)	(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	-		(1.70)	(1.03)		(0.41)		(0.10)		(0.39)
Net asset value, end of period	$17.53		$17.11	$18.18		$17.19		$12.06		$13.48
Total Return(a)	2.39	%**	3.45%	11.91%		45.94%		(9.76)%		31.70%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$342,838		$354,769	$326,445		$293,759		$114,178		$110,092
Ratio of expenses to average daily net assets:
Before expense waiver	0.80	%*	0.80%	0.80%		0.80%		0.80%		0.79%
After expense waiver	N/A		N/A	0.78	% (b)#	0.79	% (b)#	0.80	% (b)#	0.79	% #
Net investment income to average daily net assets	2.91	%*	0.50%	0.08%		0.09%		0.13%		0.28%
Portfolio turnover rate	20	%**	31%	32%		31%		78%		53%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$16.48		$17.60		$16.81		$11.90		$11.77
Income (loss) from investment operations:
Net investment loss	0.17	***	(0.05	)***	(0.12	)***	(0.11	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.16		0.53		1.94		5.43		0.13
Total income from investment operations	0.33		0.48		1.82		5.32		0.13
Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†	-
Tax return of capital	-		-		-		(0.41)		-
From net realized gains	-		(1.60)		(1.03)		-		-
Total distributions	-		(1.60)		(1.03)		(0.41)		-
Net asset value, end of period	$16.81		$16.48		$17.60		$16.81		$11.90

Total Return(a)	2.00	%(c)**	2.61	% (c)	11.05	% (c)	44.70	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,090		$1,820		$1,006		$904		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.60	%*	1.60%		1.60%		1.61%		-	‡
After expense waiver	N/A		N/A		1.58	% (b)#	1.60	% (b)#	-	‡
Net investment loss to average daily net assets	2.23	%*	(0.27)%		(0.72)%		(0.70)%		-	‡
Portfolio turnover rate	20	%**	31%		32%		31%		78%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$4.12		$4.09		$3.74		$2.53		$4.08		$6.08
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	0.00	***†	(0.03	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	(0.18)		0.05		0.35		1.24		(1.52)		(1.96)
Total income (loss) from investment operations	(0.19)		0.03		0.35		1.21		(1.55)		(2.00)
Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-		-
Net asset value, end of period	$3.93		$4.12		$4.09		$3.74		$2.53		$4.08
Total Return(a)	(4.61	)% (b)**	0.73	% (b)	9.47	% (b)	47.83%		(37.99)%		(33.00)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$22,040		$26,216		$32,176		$30,349		$11,644		$12,472
Ratio of expenses to average daily net assets:
Before expense waiver	1.14	% *	1.11%		1.12%		1.17%		1.18%		1.11%
After expense waiver	N/A		N/A		N/A		1.12	% #	1.04	% #	1.07	% #
Net investment income (loss) to average daily net assets	(0.61	)% *	(0.50)%		0.12%		(0.86)%		(0.90)%		(0.90)%
Portfolio turnover rate	3	% **	17%		30%		66%		65%		45%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$4.17		$4.13		$3.77		$2.54		$4.10		$6.09
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	0.01	***	(0.02	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(0.17)		0.05		0.36		1.25		(1.54)		(1.96)
Total income (loss) from investment operations	(0.18)		0.04		0.37		1.23		(1.56)		(1.99)
Less distributions to shareholders:
From net investment income	-		-		(0.01)		-		-		-
Net asset value, end of period	$3.99		$4.17		$4.13		$3.77		$2.54		$4.10
Total Return(a)	(4.56	)% **	0.97%		9.82%		48.43%		(38.05)%		(32.68)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,014		$13,000		$13,101		$15,508		$6,389		$8,225
Ratio of expenses to average daily net assets:
Before expense waiver	0.89	% *	0.86%		0.87%		0.91%		0.93%		0.86%
After expense waiver	N/A		N/A		N/A		0.87	% #	0.79	% #	0.82	% #
Net investment income (loss) to average daily net assets	(0.36	)% *	(0.24)%		0.26%		(0.61)%		(0.65)%		(0.65)%
Portfolio turnover rate	3	% **	17%		30%		66%		65%		45%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income and distributions from net investment income are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$4.19		$4.15		$3.79	$2.54		$4.11		$6.10
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	(0.00	)***†	0.02 ***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.18)		0.04		0.36	1.26		(1.56)		(1.97)
Total income (loss) from investment operations	(0.18)		0.04		0.38	1.25		(1.57)		(1.99)
Less distributions to shareholders:
From net investment income	-		-		(0.02)	-		-		-
Net asset value, end of period	$4.01		$4.19		$4.15	$3.79		$2.54		$4.11
Total Return(a)	(4.30	)% **	0.96%		9.98%	48.63%		(37.96)%		(32.62)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,734		$2,628		$3,777	$3,827		$998		$350
Ratio of expenses to average daily net assets:
Before expense waiver	0.75	% *	0.71%		0.72%	0.77%		0.78%		0.71%
After expense waiver	N/A		N/A		N/A	0.73	% #	0.64	% #	0.67	% #
Net investment income (loss) to average daily net assets	(0.20	)% *	(0.11)%		0.49%	(0.45)%		(0.50)%		(0.50)%
Portfolio turnover rate	3	% **	17%		30%	66%		65%		45%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$4.22		$4.17		$3.81	$2.56		$4.12		$6.10
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	(0.00	)***†	0.02 ***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.18)		0.05		0.36	1.26		(1.55)		(1.96)
Total income (loss) from investment operations	(0.18)		0.05		0.38	1.25		(1.56)		(1.98)
Less distributions to shareholders:
From net investment income	-		-		(0.02)	-		-		-
Net asset value, end of period	$4.04		$4.22		$4.17	$3.81		$2.56		$4.12
Total Return(a)	(4.27	)% **	1.20%		10.00%	48.83%		(37.71)%		(32.62)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$16,370		$19,404		$25,880	$26,424		$7,211		$19,602
Ratio of expenses to average daily net assets:
Before expense waiver	0.64	% *	0.61%		0.62%	0.67%		0.68%		0.62%
After expense waiver	N/A		N/A		N/A	0.63	% #	0.54	% #	0.58	% #
Net investment income (loss) to average daily net assets	(0.11	)% *	(0.01)%		0.45%	(0.36)%		(0.41)%		(0.39)%
Portfolio turnover rate	3	% **	17%		30%	66%		65%		45%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$4.07		$4.05		$3.71		$2.52		$2.53
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.03	)***	0.00	***†	(0.04	)***	(0.00	)***†
Net realized and unrealized gain on investments	(0.17)		0.05		0.34		1.23		(0.01)
Total income from investment operations	(0.19)		0.02		0.34		1.19		(0.01)
Less distributions to shareholders:
From net investment income	-		-		(0.00	)††	-		-
Net asset value, end of period	$3.88		$4.07		$4.05		$3.71		$2.52
Total Return(a)	(4.67	)% (b)**	0.49	% (b)	9.25	% (b)	47.22	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$424		$451		$432		$150		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.44	% *	1.41%		1.41%		1.46%		-	‡
After expense waiver	N/A		N/A		N/A		1.42	% #	-	‡
Net investment loss to average daily net assets	(0.91	)% *	(0.79)%		0.11%		(1.15)%		-	‡
Portfolio turnover rate	3	% **	17%		30%		66%		65%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(d)
Net asset value, beginning of period	$6.47		$5.89		$4.96		$3.80		$5.28		$7.75
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.06	)***	(0.04	)***	(0.02	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.59)		0.64		0.97		1.18		(1.46)		(2.45)
Total income (loss) from investment operations	(0.62)		0.58		0.93		1.16		(1.48)		(2.47)
Net asset value, end of period	$5.85		$6.47		$5.89		$4.96		$3.80		$5.28
Total Return(a)	(9.58	)% **(c)	9.85	% (c)	18.75	% (c)	30.53%		(28.03)%		(31.87)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$119,342		$137,756		$117,232		$65,012		$37,203		$34,747
Ratio of expenses to average daily net assets:
Before expense waiver	1.35	% *	1.35%		1.36%		1.37%		1.37%		1.36%
After expense waiver	1.31	% *#	1.27	% #	1.30	% (b)#	1.33	% (b)#	1.34	% (b)#	1.35	% #
Net investment income (loss) to average daily net assets	(1.05	)% *	(1.02)%		(0.67)%		(0.56)%		(0.56)%		(0.33)%
Portfolio turnover rate	23	% **	24%		85%		93%		112%		112%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(d)
Net asset value, beginning of period	$6.56		$5.97		$5.01		$3.82		$5.31		$7.77
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.02	)***	(0.01	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	(0.59)		0.64		0.98		1.20		(1.48)		(2.46)
Total income (loss) from investment operations	(0.62)		0.59		0.96		1.19		(1.49)		(2.46)
Net asset value, end of period	$5.94		$6.56		$5.97		$5.01		$3.82		$5.31
Total Return(a)	(9.45	)% **	9.88%		19.16%		31.15%		(28.06)%		(31.66)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$223,978		$193,605		$152,518		$76,120		$31,012		$27,980
Ratio of expenses to average daily net assets:
Before expense waiver	1.10	% *	1.10%		1.11%		1.12%		1.12%		1.11%
After expense waiver	1.06	% *#	1.02	% #	1.05	% (b)#	1.08	% (b)#	1.09	% (b)#	1.10	% #
Net investment income (loss) to average daily net assets	(0.81	)% *	(0.77)%		(0.42)%		(0.32)%		(0.31)%		(0.08)%
Portfolio turnover rate	23	% **	24%		85%		93%		112%		112%

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

(d)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of period	$6.61		$6.00		$5.03		$3.83		$5.31		$7.77
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.04	)***	(0.01	)***	(0.01	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	(0.60)		0.65		0.98		1.21		(1.47)		(2.46)
Total income (loss) from investment operations	(0.62)		0.61		0.97		1.20		(1.48)		(2.46)
Net asset value, end of period	$5.99		$6.61		$6.00		$5.03		$3.83		$5.31
Total Return(a)	(9.38	)% **	10.17%		19.28%		31.33%		(27.87)%		(31.66)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$50,439		$41,705		$32,242		$17,333		$10,145		$12,095
Ratio of expenses to average daily net assets:
Before expense waiver	0.95	% *	0.95%		0.96%		0.97%		0.97%		0.96%
After expense waiver	0.91	% *#	0.87	% #	0.90	% (b)#	0.93	% (b)#	0.94	% (b)#	0.94	% #
Net investment income (loss) to average daily net assets	(0.65	)% *	(0.62)%		(0.27)%		(0.16)%		(0.16)%		(0.02)%
Portfolio turnover rate	23	% **	24%		85%		93%		112%		112%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of period	$6.65		$6.03		$5.05		$3.84		$5.32		$7.77
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.03	)***	(0.01	)***	(0.00	)***†	(0.01	)***	0.01	***
Net realized and unrealized gain (loss) on investments	(0.60)		0.65		0.99		1.21		(1.47)		(2.46)
Total income (loss) from investment operations	(0.62)		0.62		0.98		1.21		(1.48)		(2.45)
Net asset value, end of period	$6.03		$6.65		$6.03		$5.05		$3.84		$5.32
Total Return(a)	(9.32	)% **	10.28%		19.41%		31.51%		(27.82)%		(31.53)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$235,432		$240,002		$198,154		$108,281		$46,026		$76,724
Ratio of expenses to average daily net assets:
Before expense waiver	0.85	% *	0.85%		0.86%		0.87%		0.87%		0.86%
After expense waiver	0.81	% *#	0.77	% #	0.80	% (b)#	0.83	% (b)#	0.84	% (b)#	0.85	% #
Net investment income (loss) to average daily net assets	(0.55	)% *	(0.51)%		(0.17)%		(0.06)%		(0.07)%		0.17%
Portfolio turnover rate	23	% **	24%		85%		93%		112%		112%

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$6.37		$5.83		$4.92		$3.77		$3.77
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.08	)***	(0.05	)***	(0.04	)***	0.00	***†
Net realized and unrealized gain on investments	(0.58)		0.62		0.96		1.19		(0.00	)†
Total income from investment operations	(0.62)		0.54		0.91		1.15		0.00
Net asset value, end of period	$5.75		$6.37		$5.83		$4.92		$3.77
Total Return(a)	(9.58	)% **(c)	9.26	% (c)	18.50	% (c)	30.50	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$869		$1,034		$1,144		$636		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65	% *	1.65%		1.66%		1.68%		-	‡
After expense waiver	1.61	% *#	1.57	% #	1.59	% (b)#	1.64	% (b)#	-	‡
Net investment loss to average daily net assets	(1.35	)% *	(1.32)%		(0.99)%		(0.91)%		-	‡
Portfolio turnover rate	23	% **	24%		85%		93%		112%

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized losses on investments are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$8.00		$7.74		$7.40		$6.04		$8.39		$11.24
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***††	0.00	***††	(0.02	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(0.44)		0.26		0.34		1.38		(2.32)		(2.82)
Total income (loss) from investment operations	(0.43)		0.26		0.34		1.36		(2.35)		(2.85)
Less distributions to shareholders:
From net investment income	-		(0.00	)†††	(0.00	)†††	-		-		-
Net asset value, end of period	$7.57		$8.00		$7.74		$7.40		$6.04		$8.39
Total Return(a)	(5.38	)% (c)**	3.39	% (c)	4.60	% (c)	22.52%		(28.01)%		(25.36)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$146,097		$229,120		$224,998		$206,097		$79,267		$75,186
Ratio of expenses to average daily net assets:
Before expense waiver	1.25	% *	1.25%		1.26%		1.26%		1.26%		1.27%
After expense waiver	N/A		N/A		1.24	% (b)#	1.18	% (b)#	1.22	% (b)#	1.24	% #
Net investment income (loss) to average daily net assets	0.16	% *	0.05%		0.01%		(0.31)%		(0.41)%		(0.36)%
Portfolio turnover rate	69	% **	92%		181%		260%		224%		279%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$8.09		$7.83		$7.49		$6.10		$8.45		$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.02	***	0.02	***	(0.00	)***††	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.44)		0.26		0.34		1.39		(2.34)		(2.83)
Total income (loss) from investment operations	(0.42)		0.28		0.36		1.39		(2.35)		(2.84)
Less distributions to shareholders:
From net investment income	-		(0.02)		(0.02)		-		-		-
Net asset value, end of period	$7.67		$8.09		$7.83		$7.49		$6.10		$8.45
Total Return(a)	(5.19	)% **	3.61%		4.82%		22.79%		(27.81)%		(25.15)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$337,185		$291,037		$276,387		$201,623		$99,882		$112,901
Ratio of expenses to average daily net assets:
Before expense waiver	1.00	% *	1.00%		1.01%		1.01%		1.01%		1.02%
After expense waiver	N/A		N/A		0.99	% (b)#	0.92	% (b)#	0.97	% (b)#	0.99	% #
Net investment income (loss) to average daily net assets	0.42	% *	0.30%		0.29%		(0.05)%		(0.17)%		(0.11)%
Portfolio turnover rate	69	% **	92%		181%		260%		224%		279%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $0.01 per share.

†††  Distribution from net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$8.14		$7.88	$7.54		$6.12		$8.47		$11.31
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.04 ***	0.03	***	0.01	***	(0.00	)***††	0.00	***††
Net realized and unrealized gain (loss) on investments	(0.44)		0.25	0.34		1.41		(2.35)		(2.84)
Total income (loss) from investment operations	(0.42)		0.29	0.37		1.42		(2.35)		(2.84)
Less distributions to shareholders:
From net investment income	-		(0.03)	(0.03)		-		-		-
Net asset value, end of period	$7.72		$8.14	$7.88		$7.54		$6.12		$8.47
Total Return(a)	(5.16	)% **	3.72%	4.92%		23.20%		(27.75)%		(25.11)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$68,627		$115,290	$112,683		$101,937		$70,469		$81,552
Ratio of expenses to average daily net assets:
Before expense waiver	0.85	% *	0.85%	0.86%		0.86%		0.86%		0.87%
After expense waiver	N/A		N/A	0.84	% (b)#	0.77	%(b)#	0.82	% (b)#	0.84	% #
Net investment income (loss) to average daily net assets	0.60	% *	0.45%	0.42%		0.10%		(0.03)%		0.04%
Portfolio turnover rate	69	% **	92%	181%		260%		224%		279%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$8.17		$7.90	$7.56		$6.14		$8.49		$11.32
Income (loss) from investment operations:
Net investment income	0.03	***	0.04 ***	0.04	***	0.01	***	0.00	***††	0.01	***
Net realized and unrealized gain (loss) on investments	(0.45)		0.27	0.34		1.41		(2.35)		(2.84)
Total income (loss) from investment operations	(0.42)		0.31	0.38		1.42		(2.35)		(2.83)
Less distributions to shareholders:
From net investment income	-		(0.04)	(0.04)		-		-		-
Net asset value, end of period	$7.75		$8.17	$7.90		$7.56		$6.14		$8.49
Total Return(a)	(5.14	)% **	3.91%	4.96%		23.13%		(27.68)%		(25.00)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$280,338		$269,166	$229,407		$217,508		$130,165		$174,610
Ratio of expenses to average daily net assets:
Before expense waiver	0.79	% *	0.79%	0.80%		0.80%		0.80%		0.81%
After expense waiver	N/A		N/A	0.78	% (b)#	0.71	%(b)#	0.76	% (b)#	0.78	% #
Net investment income (loss) to average daily net assets	0.64	% *	0.51%	0.48%		0.16%		0.04%		0.10%
Portfolio turnover rate	69	% **	92%	181%		260%		224%		279%

*  Annualized

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$7.89		$7.65		$7.34		$6.01		$6.01
Income (loss) from investment operations:
Net investment income	(0.00	)***††	(0.02	)***	(0.02	)***	(0.05	)***	0.00	***††
Net realized and unrealized gain on investments	(0.43)		0.26		0.33		1.38		(0.00	)††
Total income from investment operations	(0.43)		0.24		0.31		1.33		0.00
Net asset value, end of period	$7.46		$7.89		$7.65		$7.34		$6.01
Total Return(a)	(5.45	)% (c)**	3.14	% (c)	4.22	% (c)	22.13	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$77		$1,294		$1,472		$1,661		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55	% *	1.55%		1.56%		1.57%		-	‡
After expense waiver	N/A		N/A		1.54	% (b)#	1.52	% (b)#	-	‡
Net investment income to average daily net assets	(0.11	)% *	(0.25)%		(0.31)%		(0.65)%		-	‡
Portfolio turnover rate	69	% **	92%		181%		260%		224%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) and net realized and unrealized loss on investments are less then $.01 per share.

‡  Amounts are de minimis due to short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(c)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

++  Class N commenced operations on December 31,2002.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.29		$9.03		$8.48		$6.97		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.06	)***	(0.02	)***	(0.03	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	(0.72)		1.32		0.57		1.54		(2.99)		-
Total income (loss) from investment operations	(0.76)		1.26		0.55		1.51		(3.03)		0.00
Net asset value, end of period	$9.53		$10.29		$9.03		$8.48		$6.97		$10.00
Total Return(a)	(7.39	)% (c)**	13.95	% (c)	6.49	% (c)	21.66%		(30.30)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,281		$3,452		$1,997		$1,374		$826		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.41	% *	1.38%		1.37%		1.34%		1.40%		-
After expense waiver	N/A		1.35	% #	1.25	% (b)#	1.25	% (b)#	1.22	% (b)#	-
Net investment loss to average daily net assets	(0.70	)% *	(0.65)%		(0.20)%		(0.34)%		(0.48)%		-
Portfolio turnover rate	46	% **	83%		68%		47%		56%		-
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.53		$9.09		$8.52		$6.99		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.05	)***	0.00	***†††	(0.01	)***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	(0.75)		1.49		0.57		1.54		(3.00)		-
Total income (loss) from investment operations	(0.77)		1.44		0.57		1.53		(3.01)		0.00
Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-		-
Net asset value, end of period	$9.76		$10.53		$9.09		$8.52		$6.99		$10.00
Total Return(a)	(7.31	)% **	15.84%		6.72%		21.89%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,132		$1,032		$9,272		$7,628		$3,883		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.17	% *	1.09%		1.12%		1.09%		1.15%		-
After expense waiver	N/A		1.06	% #	1.00	% (b)#	1.00	% (b)#	0.98	% (b)#	-
Net investment income (loss) to average daily net assets	(0.35	)% *	(0.55)%		0.04%		(0.08)%		(0.20)%		-
Portfolio turnover rate	46	% **	83%		68%		47%		56%		-

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net investment income was less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

†††  Net investment income was less than $0.01 per share.

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.42		$9.10		$8.53		$7.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	0.02	***	0.01	***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	(0.75)		1.34		0.57		1.53		(2.99)		-
Total income (loss) from investment operations	(0.76)		1.32		0.59		1.54		(3.00)		0.00
Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.01)		-		-
Net asset value, end of period	$9.66		$10.42		$9.10		$8.53		$7.00		$10.00
Total Return(a)	(7.29	)% **	14.51%		6.86%		22.04%		(30.00)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,284		$12,099		$9,052		$7,697		$78		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.99	% *	0.98%		0.97%		0.94%		1.00%		-
After expense waiver	N/A		0.95	% #	0.85	% (b)#	0.86	% (b)#	0.82	% (b)#	-
Net investment income (loss) to average daily net assets	(0.29	)% *	(0.26)%		0.19%		0.08%		(0.11)%		-
Portfolio turnover rate	46	% **	83%		68%		47%		56%		-
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.46		$9.14		$8.55		$7.01		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	0.01	***	0.01	***	(0.00	)***†	-
Net realized and unrealized gain (loss) on investments	(0.74)		1.34		0.59		1.54		(2.99)		-
Total income (loss) from investment operations	(0.75)		1.32		0.60		1.55		(2.99)		0.00
Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.01)		-		-
Net asset value, end of period	$9.71		$10.46		$9.14		$8.55		$7.01		$10.00
Total Return(a)	(7.17	)% **	14.44%		7.08%		22.05%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$17,681		$26,241		$18,791		$33,787		$28,029		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.95	% *	0.94%		0.93%		0.90%		0.96%		-
After expense waiver	N/A		0.91	% #	0.81	% (b)#	0.81	% (b)#	0.77	% (b)#	-
Net investment income (loss) to average daily net assets	(0.25	)% *	(0.21)%		0.16%		0.11%		(0.05)%		-
Portfolio turnover rate	46	% **	83%		68%		47%		56%		-

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$10.31		$9.07		$8.42		$6.94		$6.95
Income (loss) from investment operations:
Net investment income	(0.05	)***	(0.09	)***	(0.07	)***	(0.05	)***	(0.00	)***†
Net realized and unrealized gain on investments	(0.74)		1.33		0.72		1.53		(0.01)
Total income from investment operations	(0.79)		1.24		0.65		1.48		(0.01)
Net asset value, end of period	$9.52		$10.31		$9.07		$8.42		$6.94
Total Return(a)	(7.57	)% (c)**	13.67	% (c)	7.72	% (c)	21.33	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1		$1		$5		$125		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.70	% *	1.66%		1.67%		1.64%		-	‡
After expense waiver	N/A		1.63	% #	1.56	% (b)#	1.55	% (b)#	-	‡
Net investment income to average daily net assets	(0.91	)% *	(0.94)%		(0.83)%		(0.63)%		-	‡
Portfolio turnover rate	46	% **	83%		68%		47%		56%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.01		$8.74		$8.33		$6.72		$9.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	0.03	***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.18)		0.29		0.41		1.63		(2.34)		(0.91)
Total income (loss) from investment operations	(0.19)		0.27		0.44		1.62		(2.35)		(0.93)
Less distributions to shareholders:
From net investment income	-		-		(0.03)		(0.01)		(0.00	)††	-
Net asset value, end of period	$8.82		$9.01		$8.74		$8.33		$6.72		$9.07
Total Return(a)	(2.11	)% (c)**	3.09	% (c)	5.32	% (c)	24.09%		(25.91)%		(9.30	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$34,582		$36,742		$37,377		$26,955		$4,914		$1,006
Ratio of expenses to average daily net assets:
Before expense waiver	1.39	% *	1.39%		1.38%		1.39%		1.38%		1.39	% *
After expense waiver	1.34	% *#	N/A		1.38	% (b)#	1.38	% (b)#	1.38	% #	1.39	% *#
Net investment income (loss) to average daily net assets	(0.16	)% *	(0.20)%		0.37%		(0.13)%		(0.20)%		(0.39	)% *
Portfolio turnover rate	77	% **	28%		22%		23%		30%		27	% **
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.10		$8.81		$8.39		$6.76		$9.09		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.00	***†	0.05	***	0.01	***	(0.00	)***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.18)		0.29		0.42		1.63		(2.33)		(0.90)
Total income (loss) from investment operations	(0.18)		0.29		0.47		1.64		(2.33)		(0.91)
Less distributions to shareholders:
From net investment income	-		-		(0.05)		(0.01)		-		-
Net asset value, end of period	$8.92		$9.10		$8.81		$8.39		$6.76		$9.09
Total Return(a)	(1.98	)% **	3.32%		5.58%		24.25%		(25.63)%		(9.10	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$267,514		$270,082		$301,734		$302,292		$217,427		$314,290
Ratio of expenses to average daily net assets:
Before expense waiver	1.14	% *	1.14%		1.13%		1.13%		1.13%		1.14	% *
After expense waiver	1.09	% *#	N/A		1.13	% (b)#	1.12	% (b)#	1.13	% #	1.14	% *#
Net investment income (loss) to average daily net assets	0.10	% *	0.05%		0.54%		0.14%		(0.05)%		(0.18	)% *
Portfolio turnover rate	77	% **	28%		22%		23%		30%		27	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period from June 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.11		$8.82	$8.39		$6.77		$9.10		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01 ***	0.06	***	0.02	***	0.01	***	(0.00	)**†
Net realized and unrealized gain (loss) on investments	(0.19)		0.30	0.43		1.62		(2.34)		(0.90)
Total income (loss) from investment operations	(0.17)		0.31	0.49		1.64		(2.33)		(0.90)
Less distributions to shareholders:
From net investment income	-		(0.02)	(0.06)		(0.02)		(0.00	)††	-
Net asset value, end of period	$8.94		$9.11	$8.82		$8.39		$6.77		$9.10
Total Return(a)	(1.87	)% **	3.46%	5.83%		24.26%		(25.56)%		(9.00	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$40,710		$4,732	$4,331		$3,626		$827		$617
Ratio of expenses to average daily net assets:
Before expense waiver	1.00	% *	1.02%	1.01%		1.01%		1.01%		1.02	% *
After expense waiver	0.95	% *#	N/A	1.01	% (b)#	1.01	% (b)#	1.01	% #	1.01	% *#
Net investment income (loss) to average daily net assets	0.37	% *	0.17%	0.68%		0.26%		0.12%		(0.02	)% *
Portfolio turnover rate	77	% **	28%	22%		23%		30%		27	% **
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.14		$8.84	$8.42		$6.78		$9.10		$10.00
Income (loss) from investment operations:
Net investment income	0.02	***	0.03 ***	0.07	***	0.03	***	0.02	***	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.19)		0.30	0.42		1.64		(2.33)		(0.90)
Total income (loss) from investment operations	(0.17)		0.33	0.49		1.67		(2.31)		(0.90)
Less distributions to shareholders:
From net investment income	-		(0.03)	(0.07)		(0.03)		(0.01)		-
Net asset value, end of period	$8.97		$9.14	$8.84		$8.42		$6.78		$9.10
Total Return(a)	(1.86	)% **	3.68%	5.80%		24.58%		(25.43)%		(9.00	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$59,488		$71,627	$79,072		$91,674		$72,210		$113,011
Ratio of expenses to average daily net assets:
Before expense waiver	0.89	% *	0.88%	0.88%		0.88%		0.88%		0.89	% *
After expense waiver	0.84	% *#	N/A	0.87	% (b)#	0.87	% (b)#	0.88	% #	0.89	% *#
Net investment income to average daily net assets	0.33	% *	0.30%	0.77%		0.39%		0.20%		0.07	% *
Portfolio turnover rate	77	% **	28%	22%		23%		30%		27	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period from June 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$8.92		$8.68		$8.27		$6.69		$6.69
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.04	)***	0.01	***	(0.03	)***	0.00	***†
Net realized and unrealized gain on investments	(0.18)		0.28		0.41		1.61		(0.00	)†
Total income from investment operations	(0.20)		0.24		0.42		1.58		0.00
Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.00	)††	-
Net asset value, end of period	$8.72		$8.92		$8.68		$8.27		$6.69
Total Return(a)	(2.24	)% (c)**	2.77	% (c)	5.05	% (c)	23.64	% (c)	0.00	% ‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,124		$1,957		$2,185		$1,493		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69	% *	1.69%		1.68%		1.69%		-	‡
After expense waiver	1.64	% *#	N/A		1.68	% (b)#	1.69	% (b)#	N/A ‡
Net investment income (loss) to average daily net assets	(0.44	)% *	(0.50)%		0.08%		(0.45)%		0.00	% ‡
Portfolio turnover rate	77	% **	28%		22%		23%		30%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 06/30/06+		Period ended 06/30/06+		Period ended 06/30/06+		Period ended 06/30/06+		Period ended 06/30/06+
Net asset value, beginning of year	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.01	***	0.02	***	0.02	***	0.02	***	0.01	***
Net realized and unrealized loss on investments	(0.23)		(0.23)		(0.23)		(0.23)		(0.24)
Total loss from investment operations	(0.22)		(0.21)		(0.21)		(0.21)		(0.23)
Net asset value, end of year	$9.78		$9.79		$9.79		$9.79		$9.77

Total Return	(2.20	)% **	(2.20	)% **	(2.10	)% **	(2.10	)% **	(2.30	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$98		$98		$98		$10,953		$98
Ratio of expenses to average daily net assets:
Before expense waiver	2.22	% *	1.97	% *	1.82	% *	1.72	% *	2.52	% *
After expense waiver	1.40	% *#	1.15	% *#	1.00	% *#	0.95	% *#	1.70	% *#
Net investment income to average daily net assets	0.56	% *	0.81	% *	0.96	% *	1.01	% *	0.26	% *
Portfolio turnover rate	29	% **	29	% **	29	% **	29	% **	29	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$14.28		$14.28		$11.96		$8.66		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.03	)***	0.00	***††	0.02	***	0.05	***	-
Net realized and unrealized gain (loss) on investments	1.30		0.68		2.65		3.31		(1.37)		-
Total income (loss) from investment operations	1.28		0.65		2.65		3.33		(1.32)		0.00
Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		(0.02)		-
From net realized gains	-		(0.65)		(0.33)		(0.02)		-		-
Total distributions	-		(0.65)		(0.33)		(0.03)		(0.02)		-
Net asset value, end of period	$15.56		$14.28		$14.28		$11.96		$8.66		$10.00
Total Return(a)	8.96	% **(c)	4.56	% (c)	22.30	% (c)	38.66%		(13.27)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$153,471	*	$136,675		$115,807		$44,754		$8,602		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.49	% *	1.49%		1.49%		1.51%		1.64%		-
After expense waiver	N/A		N/A		1.44	% (b)#	1.41	% (b)#	1.37	% (b)#	-
Net investment income (loss) to average daily net assets	(0.20	)% *	(0.24)%		(0.02)%		0.17%		0.52%		-
Portfolio turnover rate	24	% **	56%		36%		58%		69%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$14.34		$14.31		$11.96		$8.65		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.00	***††	0.00	***††	0.03	***	0.05	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	1.31		0.68		2.67		3.31		(1.39)		-
Total income (loss) from investment operations	1.31		0.68		2.70		3.36		(1.31)		0.00
Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.03)		(0.04)		-
From net realized gains	-		(0.65)		(0.33)		(0.02)		-		-
Total distributions	-		(0.65)		(0.35)		(0.05)		(0.04)		-
Net asset value, end of period	$15.65		$14.34		$14.31		$11.96		$8.65		$10.00
Total Return(a)	9.14	% **	4.76%		22.68%		38.92%		(13.10)%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$151,352	*	$125,631		$116,485		$37,776		$3,252		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.24	% *	1.24%		1.24%		1.26%		1.39%		-	‡
After expense waiver	N/A		N/A		1.19	% (b)#	1.17	% (b)#	1.11	% (b)#	-	‡
Net investment income to average daily net assets	0.05	% *	0.00%		0.24%		0.45%		0.86%		-	‡
Portfolio turnover rate	24	% **	56%		36%		58%		69%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment income is less than $0.01 per share.

+  The Fund commenced operations on December 31, 2001.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$14.41		$14.35	$11.99		$8.66		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.02	***	0.02 ***	0.05	***	0.06	***	0.11	***	-
Net realized and unrealized gain (loss) on investments	1.30		0.69	2.67		3.33		(1.40)		-
Total income (loss) from investment operations	1.32		0.71	2.72		3.39		(1.29)		0.00
Less distributions to shareholders:
From net investment income	-		-	(0.03)		(0.04)		(0.05)		-
From net realized gains	-		(0.65)	(0.33)		(0.02)		-		-
Total distributions	-		(0.65)	(0.36)		(0.06)		(0.05)		-
Net asset value, end of period	$15.73		$14.41	$14.35		$11.99		$8.66		$10.00
Total Return(a)	9.16	%**	4.96%	22.80%		39.16%		(12.92)%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$164,345	*	$98,126	$100,488		$46,409		$19,708		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.09	%*	1.09%	1.09%		1.11%		1.24%		-	‡
After expense waiver	N/A		N/A	1.04	% (b)#	1.01	% (b)#	0.92	% (b)#	-	‡
Net investment income to average daily net assets	0.22	%*	0.13%	0.37%		0.58%		1.32%		-	‡
Portfolio turnover rate	24	%**	56%	36%		58%		69%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$14.46		$14.39	$12.02		$8.67		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.02	***	0.03 ***	0.05	***	0.06	***	0.07	***	-
Net realized and unrealized gain (loss) on investments	1.30		0.69	2.68		3.35		(1.36)		-
Total income (loss) from investment operations	1.32		0.72	2.73		3.41		(1.29)		0.00
Less distributions to shareholders:
From net investment income	-		-	(0.03)		(0.04)		(0.04)		-
From net realized gains	-		(0.65)	(0.33)		(0.02)		-		-
Total distributions	-		(0.65)	(0.36)		(0.06)		(0.04)		-
Net asset value, end of period	$15.78		$14.46	$14.39		$12.02		$8.67		$10.00
Total Return(a)	9.13	%**	5.01%	22.86%		39.37%		(12.92)%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$294,597	*	$221,271	$188,743		$80,661		$44,356		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.05	%*	1.05%	1.05%		1.07%		1.20%		-	‡
After expense waiver	N/A		N/A	1.00	% (b)#	0.97	% (b)#	0.96	% (b)#	-	‡
Net investment income to average daily net assets	0.25	%*	0.20%	0.40%		0.58%		0.76%		-	‡
Portfolio turnover rate	24	%**	56%	36%		58%		69%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02+
Net asset value, beginning of period	$14.11		$14.16		$11.90		$8.63		$8.59
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.08	)***	(0.05	)***	(0.01	)***	0.00	***††
Net realized and unrealized gain on investments	1.28		0.68		2.64		3.30		0.04
Total income from investment operations	1.24		0.60		2.59		3.29		0.04
Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†††	-
From net realized gains	-		(0.65)		(0.33)		(0.02)		-
Total distributions	-		(0.65)		(0.33)		(0.02)		-
Net asset value, end of period	$15.35		$14.11		$14.16		$11.90		$8.63

Total Return(a)	8.79	% **(c)	4.25	% (c)	21.91	% (c)	38.20	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,290	*	$1,251		$916		$564		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.79	% *	1.79%		1.79%		1.81%		-	‡
After expense waiver	N/A		N/A		1.74	% (b)#	1.72	% (b)#	-	‡
Net investment loss to average daily net assets	(0.49	)% *	(0.54)%		(0.37)%		(0.08)%		-	‡
Portfolio turnover rate	24	% **	56%		36%		58%		69%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment income is less than $0.01 per share.

†††  Distributions from net investment income are less than $0.01 per share.

+  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+		Period ended 6/30/06 (Unaudited)+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.00	)***†	0.00	***†	0.02	***	0.01	***	(0.01	)***
Net realized and unrealized loss on investments	(0.50)		(0.49)		(0.50)		(0.50)		(0.50)
Total loss from investment operations	(0.50)		(0.49)		(0.48)		(0.49)		(0.51)
Net asset value, end of period	$9.50		$9.51		$9.52		$9.51		$9.49

Total Return	(5.00	)% **	(4.90	)% **	(4.80	)% **	(4.90	)% **	(5.10	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$119		$134		$1,111		$9,132		$95
Ratio of expenses to average daily net assets:
Before expense waiver	1.85	% *	1.60	% *	1.44	% *	1.35	% *	2.15	% *
After expense waiver	1.40	% *#	1.15	% *#	1.00	% *#	0.95	% *#	1.70	% *#
Net investment loss to average daily net assets	(0.17	)% *	0.11	% *	0.76	% *	0.22	% *	(0.53	)% *
Portfolio turnover rate	41	% **	41	% **	41	% **	41	% **	41	% **

*  Annualized.

**  Percentage represents the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$9.82		$8.74		$7.64		$5.87		$8.18		$11.66
Income (loss) from investment operations:
Net investment loss	(0.00	)††***	(0.05	)***	(0.05	)***	(0.05	)***	(0.06	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	0.61		1.13		1.15		1.82		(2.25)		(3.40)
Total income (loss) from investment operations	0.61		1.08		1.10		1.77		(2.31)		(3.48)
Net asset value, end of period	$10.43		$9.82		$8.74		$7.64		$5.87		$8.18

Total Return(a)	6.10	% **(c)	12.47	% (c)	14.40	% (c)	30.15%		(28.24)%		(29.85)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$38,805		$34,053		$29,642		$37,976		$23,351		$27,226
Ratio of expenses to average daily net assets:
Before expense waiver	1.30	% *	1.30%		1.30%		1.30%		1.30%		1.30%
After expense waiver	N/A		N/A		1.27	% (b)#	1.26	% (b)#	1.29	% #	1.27	% #
Net investment loss to average daily net assets	(0.01	)% *	(0.59)%		(0.68)%		(0.78)%		(0.90)%		(0.86)%
Portfolio turnover rate	48	% **	117%		93%		128%		284%		160%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$10.00		$8.87		$7.73		$5.93		$8.24		$11.72
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.61		1.16		1.17		1.84		(2.27)		(3.43)
Total income (loss) from investment operations	0.62		1.13		1.14		1.80		(2.31)		(3.48)
Less distributions to shareholders:
From net investment income	-		-		-		-		-		(0.00	)††
Net asset value, end of period	$10.62		$10.00		$8.87		$7.73		$5.93		$8.24

Total Return(a)	6.20	% **	12.74%		14.75%		30.35%		(28.03)%		(29.68)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$43,537		$42,353		$39,546		$35,668		$24,204		$28,351
Ratio of expenses to average daily net assets:
Before expense waiver	1.04	% *	1.05%		1.06%		1.05%		1.05%		1.05%
After expense waiver	N/A		N/A		1.02	% (b)#	1.01	% (b)#	1.04	% #	1.02	% #
Net investment income (loss) to average daily net assets	0.24	% *	(0.35)%		(0.44)%		(0.54)%		(0.65)%		(0.61)%
Portfolio turnover rate	48	% *	117%		93%		128%		284%		160%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment loss and distributions from net investment income are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$10.08		$8.94		$7.78		$5.95		$8.26		$11.75
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.02	)***	(0.02	)***	(0.03	)***	(0.03	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.63		1.16		1.18		1.86		(2.28)		(3.44)
Total income (loss) from investment operations	0.65		1.14		1.16		1.83		(2.31)		(3.49)
Less distributions to shareholders:
From net investment income	-		-		-		-		-		(0.00	)††
Net asset value, end of period	$10.73		$10.08		$8.94		$7.78		$5.95		$8.26
Total Return(a)	6.34	%**	12.86%		14.91%		30.76%		(27.97)%		(29.67)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$26,269		$21,345		$15,791		$16,202		$9,379		$12,490
Ratio of expenses to average daily net assets:
Before expense waiver	0.90	%*	0.90%		0.90%		0.90%		0.90%		0.90%
After expense waiver	N/A		N/A		0.87	% (b)#	0.86	% (b)#	0.89	% #	0.87	% #
Net investment income (loss) to average daily net assets	0.32	%*	(0.19)%		(0.29)%		(0.38)%		(0.50)%		(0.49)%
Portfolio turnover rate	48	%**	117%		93%		128%		284%		160%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$10.12		$8.97		$7.79		$5.96		$8.27		$11.75
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.01	)***	(0.02	)***	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.63		1.16		1.20		1.85		(2.28)		(3.43)
Total income (loss) from investment operations	0.65		1.15		1.18		1.83		(2.31)		(3.47)
Less distributions to shareholders:
From net investment income	-		-		-		-		-		(0.01)
Net asset value, end of period	$10.77		$10.12		$8.97		$7.79		$5.96		$8.27
Total Return(a)	6.42	%**	12.82%		15.15%		30.70%		(27.93)%		(29.52)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$83,965		$70,676		$50,160		$68,504		$47,443		$81,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.83	%*	0.83%		0.83%		0.83%		0.83%		0.83%
After expense waiver	N/A		N/A		0.80	% (b)#	0.79	% (b)#	0.82	% #	0.80	% #
Net investment income (loss) to average daily net assets	0.42	%*	(0.12)%		(0.22)%		(0.32)%		(0.43)%		(0.40)%
Portfolio turnover rate	48	%**	117%		93%		128%		284%		160%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Distributions from net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$9.71		$8.67		$7.59		$5.85		$5.86
Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.59		1.12		1.16		1.81		(0.01)
Total income from investment operations	0.58		1.04		1.08		1.74		(0.01)
Net asset value, end of period	$10.29		$9.71		$8.67		$7.59		$5.85

Total Return(a)	5.97	% **(c)	12.00	% (c)	14.23	% (c)	29.74	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$249		$167		$149		$137		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.60	% *	1.60%		1.60%		1.60%		-	‡
After expense waiver	N/A		N/A		1.57	% (b)	1.56	% (b)	-	‡
Net investment loss to average daily net assets	(0.24	)% *	(0.89)%		(0.99)%		(1.09)%		-	‡
Portfolio turnover rate	48	% *	117%		93%		128%		284%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment loss is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$14.13		$13.09		$11.17		$8.12		$10.33		$10.48
Income (loss) from investment operations:
Net investment loss	0.00	***††	(0.09	)***	(0.10	)***	(0.09	)***	(0.08	)***	(0.09	)***
Net realized and unrealized gain (loss) on investments	0.16		1.74		2.04		3.14		(2.13)		(0.06)
Total income (loss) from investment operations	0.16		1.65		1.94		3.05		(2.21)		(0.15)
Less distributions to shareholders:
From net realized gains	-		(0.61)		(0.02)		-		-		-
Net asset value, end of period	$14.29		$14.13		$13.09		$11.17		$8.12		$10.33
Total Return(a)	1.13	%(c)**	12.63	% (c)	17.41	% (c)	37.56%		(21.39)%		(1.43)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$325,006		$310,072		$208,278		$93,526		$30,968		$14,113
Ratio of expenses to average daily net assets:
Before expense waiver	1.35	%*	1.35%		1.35%		1.35%		1.36%		1.35%
After expense waiver	N/A		N/A		1.34	% (b)#	1.34	% (b)#	1.35	% (b)#	1.35%
Net investment income (loss) to average daily net assets	0.01	%*	(0.68)%		(0.89)%		(0.93)%		(0.96)%		(0.89)%
Portfolio turnover rate	19	%**	28%		42%		54%		61%		49%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$14.34		$13.24		$11.27		$8.17		$10.37		$10.50
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.06	)***	(0.08	)***	(0.07	)***	(0.07	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.16		1.77		2.07		3.17		(2.13)		(0.07)
Total income (loss) from investment operations	0.18		1.71		1.99		3.10		(2.20)		(0.13)
Less distributions to shareholders:
From net realized gains	-		(0.61)		(0.02)		-		-		-
Net asset value, end of period	$14.52		$14.34		$13.24		$11.27		$8.17		$10.37
Total Return(a)	1.26	%**	12.94%		17.70%		37.94%		(21.22)%		(1.24)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$549,528		$508,296		$403,972		$225,279		$116,835		$136,206
Ratio of expenses to average daily net assets:
Before expense waiver	1.10	%*	1.10%		1.10%		1.10%		1.11%		1.10%
After expense waiver	N/A		N/A		1.09	% (b)#	1.09	% (b)#	1.09	% (b)#	1.10%
Net investment income (loss) to average daily net assets	0.25	%*	(0.43)%		(0.65)%		(0.68)%		(0.72)%		(0.59)%
Portfolio turnover rate	19	%**	28%		42%		54%		61%		49%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment income (loss) is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$14.48		$13.35		$11.34		$8.21		$10.40		$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	(0.04	)***	(0.06	)***	(0.05	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.16		1.78		2.09		3.18		(2.15)		(0.06)
Total income (loss) from investment operations	0.19		1.74		2.03		3.13		(2.19)		(0.11)
Less distributions to shareholders:
From net realized gains	-		(0.61)		(0.02)		-		-		-
Net asset value, end of period	$14.67		$14.48		$13.35		$11.34		$8.21		$10.40
Total Return(a)	1.31	%**	13.06%		17.94%		38.12%		(21.06)%		(1.05)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$163,620		$139,779		$99,126		$51,284		$27,835		$622
Ratio of expenses to average daily net assets:
Before expense waiver	0.95	%*	0.95%		0.95%		0.95%		0.98%		0.95%
After expense waiver	N/A		N/A		0.94	% (b)#	0.94	% (b)#	0.96	% (b)#	0.95%
Net investment income (loss) to average daily net assets	0.40	%*	(0.28)%		(0.49)%		(0.53)%		(0.51)%		(0.48)%
Portfolio turnover rate	19	%**	28%		42%		54%		61%		49%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$14.54		$13.39		$11.37		$8.22		$10.41		$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	(0.03	)***	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.16		1.79		2.09		3.19		(2.15)		(0.07)
Total income (loss) from investment operations	0.20		1.76		2.04		3.15		(2.19)		(0.10)
Less distributions to shareholders:
From net realized gains	-		(0.61)		(0.02)		-		-		-
Net asset value, end of period	$14.74		$14.54		$13.39		$11.37		$8.22		$10.41
Total Return(a)	1.38	%**	13.17%		17.98%		38.32%		(21.04)%		(0.95)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$284,874		$273,591		$206,865		$125,907		$72,595		$88,921
Ratio of expenses to average daily net assets:
Before expense waiver	0.86	%*	0.86%		0.86%		0.86%		0.87%		0.86%
After expense waiver	N/A		N/A		0.85	% (b)#	0.85	% (b)#	0.85	% (b)#	0.86%
Net investment income (loss) to average daily net assets	0.50	%*	(0.19)%		(0.41)%		(0.44)%		(0.48)%		(0.34)%
Portfolio turnover rate	19	%**	28%		42%		54%		61%		49%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$13.95		$12.97		$11.10		$8.09		$8.05
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.13	)***	(0.14	)***	(0.12	)***	(0.00	)***††
Net realized and unrealized gain on investments	0.16		1.72		2.03		3.13		0.04
Total income (loss) from investment operations	0.14		1.59		1.89		3.01		0.04
Less distributions to shareholders:
From net realized gains	-		(0.61)		(0.02)		-		-
Net asset value, end of period	$14.09		$13.95		$12.97		$11.10		$8.09

Total Return(a)	1.00	% (c)**	12.28	% (c)	17.07	% (c)	37.21	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,451		$1,755		$1,096		$617		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65	% *	1.65%		1.65%		1.66%		-	‡
After expense waiver	N/A		N/A		1.64	% (b)#	1.65	% (b)#	-	‡
Net investment loss to average daily net assets	(0.28	)% *	(0.97)%		(1.19)%		(1.22)%		-	‡
Portfolio turnover rate	19	% *	28%		42%		54%		61%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares mehod.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment income (loss) is less than $0.01 per share.

‡  Amounts are de minimis due to the short period of operations.

++  Class N commenced operations on December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the peiods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$15.72		$14.22		$12.56		$8.76		$11.79		$13.37
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.12	)***	(0.13	)***	(0.12	)***	(0.11	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	0.71		1.62		1.79		3.92		(2.92)		(1.50)
Total income (loss) from investment operations	0.65		1.50		1.66		3.80		(3.03)		(1.58)
Net asset value, end of period	$16.37		$15.72		$14.22		$12.56		$8.76		$11.79

Total Return(a)	4.13	% (c)**	10.55	% (c)	13.22	% (c)	43.38%		(25.70)%		(11.82)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$115,924		$98,945		$77,739		$67,686		$35,509		$32,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.51	% *	1.51%		1.52%		1.51%		1.51%		1.51%
After expense waiver	N/A		N/A		1.48	% (b)#	1.49	% (b)#	1.50	% (b)#	1.49	% #
Net investment loss to average daily net assets	(0.77	)% *	(0.83)%		(1.01)%		(1.11)%		(1.08)%		(0.67)%
Portfolio turnover rate	41	% **	59%		64%		56%		51%		114%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$15.97		$14.41		$12.70		$8.83		$11.85		$13.41
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.08	)***	(0.10	)***	(0.09	)***	(0.08	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.71		1.64		1.81		3.96		(2.94)		(1.51)
Total income (loss) from investment operations	0.67		1.56		1.71		3.87		(3.02)		(1.56)
Net asset value, end of period	$16.64		$15.97		$14.41		$12.70		$8.83		$11.85

Total Return(a)	4.20	% (c)**	10.83%		13.46%		43.83%		(25.49)%		(11.63)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$96,664		$108,840		$90,941		$85,885		$44,419		$43,839
Ratio of expenses to average daily net assets:
Before expense waiver	1.26	% *	1.26%		1.26%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		1.23	% (b)#	1.24	% (b)#	1.25	% (b)#	1.24	% #
Net investment loss to average daily net assets	(0.52	)% *	(0.58)%		(0.76)%		(0.86)%		(0.83)%		(0.40)%
Portfolio turnover rate	41	% **	59%		64%		56%		51%		114%

*  Annualized.

**  Percentages represent results from the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$16.11		$14.52		$12.77		$8.87		$11.89		$13.43
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.06	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.73		1.65		1.83		3.98		(2.95)		(1.51)
Total income (loss) from investment operations	0.70		1.59		1.75		3.90		(3.02)		(1.54)
Net asset value, end of period	$16.81		$16.11		$14.52		$12.77		$8.87		$11.89
Total Return(a)	4.28	% (c)**	11.02%		13.70%		43.97%		(25.40)%		(11.47)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$133,363		$95,822		$92,812		$87,801		$43,123		$44,759
Ratio of expenses to average daily net assets:
Before expense waiver	1.11	% *	1.11%		1.12%		1.11%		1.11%		1.11%
After expense waiver	N/A		N/A		1.08	% (b)#	1.09	% (b)#	1.10	% (b)#	1.09	% #
Net investment income (loss) to average daily net assets	(0.37	)% *	(0.44)%		(0.61)%		(0.71)%		(0.68)%		(0.25)%
Portfolio turnover rate	41	% **	59%		64%		56%		51%		114%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$16.24		$14.61		$12.84		$8.91		$11.92		$13.45
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.04	)***	(0.06	)***	(0.06	)***	(0.06	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.73		1.67		1.83		3.99		(2.95)		(1.52)
Total income (loss) from investment operations	0.71		1.63		1.77		3.93		(3.01)		(1.53)
Net asset value, end of period	$16.95		$16.24		$14.61		$12.84		$8.91		$11.92
Total Return(a)	4.31	% (c)**	11.23%		13.79%		44.11%		(25.25)%		(11.38)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$322,891		$288,954		$241,673		$243,909		$123,762		$156,565
Ratio of expenses to average daily net assets:
Before expense waiver	0.97	% *	0.97%		0.97%		0.97%		0.97%		0.97%
After expense waiver	N/A		N/A		0.94	% (b)#	0.95	% (b)#	0.96	% (b)#	0.95	% #
Net investment income (loss) to average daily net assets	(0.23	)% *	(0.29)%		(0.47)%		(0.57)%		(0.54)%		(0.09)%
Portfolio turnover rate	41	% **	59%		64%		56%		51%		114%

*  Annualized.

**  Percentages represent results from the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund enetered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$15.51		$14.07		$12.47		$8.72		$8.68
Income (loss) from investment operations:
Net investment loss	(0.09)		(0.16)		(0.16)		(0.15	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.70		1.60		1.76		3.90		0.04
Total income from investment operations	0.61		1.44		1.60		3.75		0.04
Net asset value, end of period	$16.12		$15.51		$14.07		$12.47		$8.72

Total Return(a)	3.87	% (c)**	10.31	% (c)	12.83	% (c)	43.00	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$997		$930		$816		$149		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81	% *	1.81%		1.82%		1.81%		-	‡
After expense waiver	N/A		N/A		1.78	% (b)#	1.79	% (b)#	-	‡
Net investment loss to average daily net assets	(1.07	)% *	(1.13)%		(1.31)%		(1.41)%		-	‡
Portfolio turnover rate	41	% **	59%		64%		56%		51%

*  Annualized.

**  Percentage represents results from the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these changes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.69		$10.05		$10.67		$6.99		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.11	)***	(0.08	)***	(0.10	)***	(0.06	)***	-
Net realized and unrealized gain (loss) on investments	0.44		(0.02)		0.20	†	4.30		(2.95)		-
Total income (loss) from investment operations	0.38		(0.13)		0.12		4.20		(3.01)		0.00
Less distributions to shareholders:
From net realized gains	-		(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$10.07		$9.69		$10.05		$10.67		$6.99		$10.00
Total Return(a)	3.92	% **(c)	(1.09	)% (c)	1.70	% (c)	60.01%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$68,307		$62,461		$66,985		$54,038		$5,038		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.55	% *	1.54%		1.52%		1.58%		1.83%		-
After expense waiver	N/A		1.52	% #	1.35	% (b)#	1.37	% (b)#	1.16	% (b)#	-
Net investment loss to average daily net assets	(1.12	)% *	(1.18)%		(0.77)%		(1.00)%		(0.80)%		-
Portfolio turnover rate	53	% **	149%		220%		141%		150%		-
	Class L
	Six months ended 6/30/06 (Unaudited)††		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.81		$10.14		$10.74		$7.01		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.09	)***	(0.05	)***	(0.07	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	0.45		(0.01)		0.19	†	4.32		(2.95)		-
Total income (loss) from investment operations	0.40		(0.10)		0.14		4.25		(2.99)		0.00
Less distributions to shareholders:
From net realized gains	-		(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$10.21		$9.81		$10.14		$10.74		$7.01		$10.00
Total Return(a)	4.08	% **	(0.88)%		1.97%		60.55%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$35,247		$28,468		$43,008		$35,948		$10,319		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.30	% *	1.29%		1.27%		1.33%		1.58%		-
After expense waiver	N/A		1.26	% #	1.10	% (b)#	1.10	% (b)#	0.92	% (b)#	-
Net investment loss to average daily net assets	(0.87	)% *	(0.91)%		(0.54)%		(0.72)%		(0.59)%		-
Portfolio turnover rate	53	% **	149%		220%		141%		150%		-

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)††		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.87		$10.19		$10.77		$7.02		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.07	)***	(0.04	)***	(0.05	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	0.44		(0.02)		0.20	†	4.32		(2.94)		-
Total income (loss) from investment operations	0.40		(0.09)		0.16		4.27		(2.98)		0.00
Less distributions to shareholders:
From net realized gains	-		(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$10.27		$9.87		$10.19		$10.77		$7.02		$10.00
Total Return(a)	4.15	% **	(0.68)%		2.06%		60.75%		(29.80)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$20,497		$27,617		$40,990		$37,730		$10,545		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.15	% *	1.14%		1.12%		1.18%		1.43%		-
After expense waiver	N/A		1.12	% #	0.95	% (b)#	0.95	% (b)#	0.83	% (b)#	-
Net investment loss to average daily net assets	(0.70	)% *	(0.77)%		(0.40)%		(0.60)%		(0.52)%		-
Portfolio turnover rate	53	% **	149%		220%		141%		150%		-
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.90		$10.21		$10.78		$7.02		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.07	)***	(0.04	)***	(0.05	)***	(0.03	)***	-
Net realized and unrealized gain (loss) on investments	0.44		(0.01)		0.21	†	4.33		(2.95)		-
Total income (loss) from investment operations	0.40		(0.08)		0.17		4.28		(2.98)		0.00
Less distributions to shareholders:
From net realized gains	-		(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$10.30		$9.90		$10.21		$10.78		$7.02		$10.00
Total Return(a)	4.14	% **	(0.67)%		2.25%		60.66%		(29.70)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$34,862		$24,869		$28,081		$30,181		$8,763		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.11	% *	1.10%		1.08%		1.14%		1.39%		-
After expense waiver	N/A		1.08	% #	0.92	% (b)#	0.92	% (b)#	0.80	% (b)#	-
Net investment loss to average daily net assets	(0.68	)% *	(0.74)%		(0.34)%		(0.55)%		(0.41)%		-
Portfolio turnover rate	53	% **	149%		220%		141%		150%		-

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$9.54		$9.93		$10.59		$6.95		$6.90
Income (loss) from investment operations:
Net investment income	(0.07	)***	(0.14	)***	(0.11	)***	(0.13	)***	0.00	***††
Net realized and unrealized gain on investments	0.43		(0.02)		0.19	†	4.29		0.05
Total income from investment operations	0.36		(0.16)		0.08		4.16		0.05
Less distributions to shareholders:
From net realized gains	-		(0.23)		(0.74)		(0.52)		-
Net asset value, end of period	$9.90		$9.54		$9.93		$10.59		$6.95

Total Return(a)	3.77	% **(c)	(1.41	)% (c)	1.33	% (c)	59.78	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$766		$931		$910		$953		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.85	% *	1.84%		1.82%		1.88%		-	‡
After expense waiver	N/A		1.82	% #	1.65	% (b)#	1.68	% (b)#	-	‡
Net investment income to average daily net assets	(1.42	)% *	(1.49)%		(1.06)%		(1.31)%		-	‡
Portfolio turnover rate	53	% **	149%		220%		141%		150%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Net investment income is less than $ 0.01 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$5.90		$5.88		$5.13		$3.53		$6.11		$7.31
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.06	)***	(0.07	)***	(0.06	)***	(0.05	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.22		0.08		0.82		1.66		(2.53)		(1.14)
Total income (loss) from investment operations	0.19		0.02		0.75		1.60		(2.58)		(1.20)
Net asset value, end of period	$6.09		$5.90		$5.88		$5.13		$3.53		$6.11

Total Return(a)	3.22	% (b)**	0.34	% (b)	14.62	% (b)	45.33%		(42.23)%		(16.53)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$16,271		$14,956		$27,052		$26,130		$10,153		$12,760
Ratio of expenses to average daily net assets:
Before expense waiver	1.46	% *	1.45%		1.47%		1.48%		1.46%		1.44%
After expense waiver	N/A		N/A		N/A		1.45	% #	1.39	% #	1.41	% #
Net investment loss to average daily net assets	(1.08	)% *	(1.09)%		(1.32)%		(1.32)%		(1.23)%		(0.96)%
Portfolio turnover rate	90	% **	124%		176%		198%		175%		139%
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$5.99		$5.94		$5.18		$3.55		$6.13		$7.31
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.06	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.23		0.10		0.82		1.68		(2.54)		(1.14)
Total income (loss) from investment operations	0.20		0.05		0.76		1.63		(2.58)		(1.18)
Net asset value, end of period	$6.19		$5.99		$5.94		$5.18		$3.55		$6.13

Total Return(a)	3.34	% **	0.84%		14.67%		45.92%		(42.09)%		(16.37)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$51,350		$63,777		$65,342		$49,424		$20,924		$26,106
Ratio of expenses to average daily net assets:
Before expense waiver	1.21	% *	1.21%		1.22%		1.23%		1.21%		1.18%
After expense waiver	N/A		N/A		N/A		1.20	% #	1.14	% #	1.16	% #
Net investment loss to average daily net assets	(0.83	)% *	(0.84)%		(1.06)%		(1.07)%		(0.98)%		(0.71)%
Portfolio turnover rate	90	% **	124%		176%		198%		175%		139%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$6.05		$5.99		$5.21		$3.57		$6.15		$7.32
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.04	)***	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.22		0.10		0.83		1.68		(2.54)		(1.14)
Total income (loss) from investment operations	0.20		0.06		0.78		1.64		(2.58)		(1.17)
Net asset value, end of period	$6.25		$6.05		$5.99		$5.21		$3.57		$6.15
Total Return(a)	3.48	% **	0.83%		14.97%		45.94%		(41.95)%		(16.10)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,058		$4,760		$4,427		$3,051		$1,664		$3,309
Ratio of expenses to average daily net assets:
Before expense waiver	1.06	% *	1.05%		1.07%		1.08%		1.06%		1.04%
After expense waiver	N/A		N/A		N/A		1.04	% #	0.99	% #	1.01	% #
Net investment loss to average daily net assets	(0.68	)% *	(0.68)%		(0.91)%		(0.91)%		(0.83)%		(0.55)%
Portfolio turnover rate	90	% **	124%		176%		198%		175%		139%
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$6.09		$6.03		$5.24		$3.58		$6.15		$7.32
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.03	)***	(0.04	)***	(0.04	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.23		0.09		0.83		1.70		(2.54)		(1.14)
Total income (loss) from investment operations	0.21		0.06		0.79		1.66		(2.57)		(1.17)
Net asset value, end of period	$6.30		$6.09		$6.03		$5.24		$3.58		$6.15

Total Return(a)	3.45	% **	1.00%		15.08%		46.37%		(41.79)%		(16.10)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$50,982		$42,591		$39,812		$41,306		$24,658		$56,195
Ratio of expenses to average daily net assets:
Before expense waiver	0.96	% *	0.96%		0.97%		0.98%		0.96%		0.94%
After expense waiver	N/A		N/A		N/A		0.94	% #	0.89	% #	0.91	% #
Net investment income (loss) to average daily net assets	(0.58	)% *	(0.59)%		0.81%		(0.81)%		(0.73)%		(0.45)%
Portfolio turnover rate	90	% **	124%		176%		198%		175%		139%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$5.83		$5.82		$5.09		$3.51		$3.50
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.21		0.09		0.81		1.65		0.01
Total income from investment operations	0.17		0.01		0.73		1.58		0.01
Net asset value, end of period	$6.00		$5.83		$5.82		$5.09		$3.51

Total Return(a)	2.92	% (b)**	0.17	% (b)	14.34	% (b)	45.01	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$173		$168		$168		$147		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.76	% *	1.76%		1.77%		1.78%		-	‡
After expense waiver	N/A		N/A		N/A		1.74	% #	-	‡
Net investment loss to average daily net assets	(1.38	)% *	(1.39)%		(1.61)%		(1.61)%		-	‡
Portfolio turnover rate	90	% **	124%		176%		198%		175%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.95		$10.94		$9.55		$7.36		$8.41		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.08	***	0.05	***	0.02	***	0.01	***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.98		1.15		1.63		2.18		(1.05)		(1.54)
Total income (loss) from investment operations	1.18		1.23		1.68		2.20		(1.04)		(1.59)
Less distributions to shareholders:
From net investment income	-		(0.18)		(0.06)		(0.01)		(0.01)		-
In excess of net investment income	-		(1.04)		(0.23)		-		-		-
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	-		(1.22)		(0.29)		(0.01)		(0.01)		-
Net asset value, end of period	$12.13		$10.95		$10.94		$9.55		$7.36		$8.41
Total Return(a)	10.78	%(c)**	11.17	% (c)	17.53	% (c)	30.27%		(12.66)%		(15.90	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$247,735		$198,300		$134,927		$65,012		$18,674		$1,159
Ratio of expenses to average daily net assets:
Before expense waiver	1.62	%*	1.62%		1.64%		1.74%		2.13%		1.95	% *
After expense waiver	1.57	%#	N/A		1.63	% (b)#	1.64	% (b)#	1.63	% (b)#	1.73	% *#
Net investment income (loss) to average daily net assets	3.46	%*	0.69%		0.49%		0.22%		0.09%		(0.91	)% *
Portfolio turnover rate	19	%**	88%		66%		92%		138%		111	% **
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.00		$10.99		$9.59		$7.35		$8.42		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.11	***	0.08	***	0.04	***	0.02	***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.99		1.14		1.63		2.23		(1.08)		(1.55)
Total income (loss) from investment operations	1.21		1.25		1.71		2.27		(1.06)		(1.58)
Less distributions to shareholders:
From net investment income	-		(0.20)		(0.08)		(0.03)		(0.01)		-
In excess of net investment income	-		(1.04)		(0.23)		-		-		-
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	-		(1.24)		(0.31)		(0.03)		(0.01)		-
Net asset value, end of period	$12.21		$11.00		$10.99		$9.59		$7.35		$8.42
Total Return(a)	10.90	%**	11.44%		17.77%		30.68%		(12.44)%		(15.80	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$265,036		$210,428		$175,493		$81,542		$19,236		$899
Ratio of expenses to average daily net assets:
Before expense waiver	1.37	%*	1.37%		1.39%		1.49%		1.88%		1.78	% *
After expense waiver	1.32	%#	N/A		1.38	% (b)#	1.39	% (b)#	1.37	% (b)#	1.56	% *#
Net investment income (loss) to average daily net assets	3.74	%*	0.94%		0.75%		0.44%		0.20%		(0.59	)% *
Portfolio turnover rate	19	%**	88%		66%		92%		138%		111	% **

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Tax return of capital is less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.03		$11.01	$9.61		$7.36		$8.43		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.12 ***	0.09	***	0.04	***	(0.00	)***†	0.00	***†
Net realized and unrealized gain (loss) on investments	0.99		1.16	1.63		2.25		(1.05)		(1.57)
Total income (loss) from investment operations	1.22		1.28	1.72		2.29		(1.05)		(1.57)
Less distributions to shareholders:
From net investment income	-		(0.22)	(0.09)		(0.04)		(0.02)		-
In excess of net investment income	-		(1.04)	(0.23)		-		-		-
Tax return of capital	-		-	-		-		(0.00	)†	-
Total distributions	-		(1.26)	(0.32)		(0.04)		(0.02)		-
Net asset value, end of period	$12.25		$11.03	$11.01		$9.61		$7.36		$8.43
Total Return(a)	10.96	%**	11.69%	17.84%		30.88%		(12.34)%		(15.70	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$186,577		$130,666	$93,675		$72,650		$19,204		$88
Ratio of expenses to average daily net assets:
Before expense waiver	1.22	%*	1.22%	1.24%		1.34%		1.73%		1.90	% *
After expense waiver	N/A		N/A	1.23	% (b)#	1.24	% (b)#	1.22	% (b)#	1.69	% *#
Net investment income (loss) to average daily net assets	3.84	%*	1.05%	0.91%		0.50%		(0.02)%		0.08	% *
Portfolio turnover rate	19	%**	88%	66%		92%		138%		111	% **
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$11.05		$11.03	$9.62		$7.37		$8.43		$10.00
Income (loss) from investment operations:
Net investment income	0.23	***	0.13 ***	0.10	***	0.06	***	0.05	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.00		1.16	1.63		2.23		(1.09)		(1.58)
Total income (loss) from investment operations	1.23		1.29	1.73		2.29		(1.04)		(1.57)
Less distributions to shareholders:
From net investment income	-		(0.23)	(0.09)		(0.04)		(0.02)		-
In excess of net investment income	-		(1.04)	(0.23)		-		-		-
Tax return of capital	-		-	-		-		(0.00	)†	-
Total distributions	-		(1.27)	(0.32)		(0.04)		(0.02)		-
Net asset value, end of period	$12.28		$11.05	$11.03		$9.62		$7.37		$8.43
Total Return(a)	11.03	%**	11.73%	17.98%		30.87%		(12.23)%		(15.70	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$373,996		$308,301	$211,818		$134,965		$54,437		$20,893
Ratio of expenses to average daily net assets:
Before expense waiver	1.17	%*	1.17%	1.19%		1.29%		1.68%		1.85	% *
After expense waiver	N/A		N/A	1.18	% (b)#	1.19	% (b)#	1.18	% (b)#	1.63	% *#
Net investment income to average daily net assets	3.86	%*	1.11%	0.96%		0.69%		0.68%		0.14	% *
Portfolio turnover rate	19	%**	88%	66%		92%		138%		111	% **

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and tax return of capital are less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$10.86		$10.86		$9.50		$7.31		$7.24
Income (loss) from investment operations:
Net investment loss	0.19	***	0.05	***	0.02	***	(0.02	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.96		1.13		1.61		2.21		0.07
Total income from investment operations	1.15		1.18		1.63		2.19		0.07
Less distributions to shareholders:
From net investment income	-		(0.14)		(0.04)		-		-
From net realized gains	-		(1.04)		(0.23)		-		-
Total distributions	-		(1.18)		(0.27)		-		-
Net asset value, end of period	$12.01		$10.86		$10.86		$9.50		$7.31

Total Return(a)	10.59	%(c)**	10.86	% (c)	17.12	% (c)	29.96	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,908		$1,693		$884		$255		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.92	%*	1.92%		1.94%		2.04%		-	‡
After expense waiver	1.87	%#	N/A		1.93	% (b)#	1.94	% (b)#	-	‡
Net investment loss to average daily net assets	3.20	%*	0.44%		0.17%		(0.22)%		-	‡
Portfolio turnover rate	19	%**	88%		66%		92%		138%

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreement with certain brokers to rebate a portions of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.18		$10.32		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.51	***	0.62	***	0.00
Net realized and unrealized gain (loss) on investments	0.02		(0.22)		0.01		0.00
Total income from investment operations	0.01		0.29		0.63		0.00
Less distributions to shareholders:
From net investment income	-		(0.35)		(0.27)		-
From net realized gains	-		(0.08)		(0.04)		-
Total distributions	-		(0.43)		(0.31)		-
Net asset value, end of period	$10.19		$10.18		$10.32		$10.00
Total Return(a)	0.10	% (b)**	2.85	% (b)	6.35	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$46,441		$40,457		$11,819		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.47	% *	0.47%		0.50%		-	‡
After expense waiver	N/A		N/A		0.50	% #	-	‡
Net investment income (loss) to average daily net assets	(0.26	)% *	4.92%		6.00%		-	‡
Portfolio turnover rate	8	% **	15%		33%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.22		$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***+	0.33	***	0.34	***	0.00
Net realized and unrealized gain (loss) on investments	0.02		(0.01)		0.32		0.00
Total income from investment operations	0.02		0.32		0.66		0.00
Less distributions to shareholders:
From net investment income	-		(0.36)		(0.28)		-
From net realized gains	-		(0.08)		(0.04)		-
Total distributions	-		(0.44)		(0.32)		-
Net asset value, end of period	$10.24		$10.22		$10.34		$10.00
Total Return(a)	0.20	% **	3.15%		6.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$96,322		$102,343		$97,859		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.22	% *	0.22%		0.23%		-	‡
After expense waiver	N/A		N/A		0.23	% #	-	‡
Net investment income (loss) to average daily net assets	(0.02	)% *	3.19%		3.36%		-	‡
Portfolio turnover rate	8	% **	15%		33%		N/A

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  Net investment income (loss) is less than $0.01 per share.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.22		$10.35	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.00	***+	0.40 ***	0.45	***	0.00
Net realized and unrealized gain (loss) on investments	0.03		(0.07)	0.23		0.00
Total income from investment operations	0.03		0.33	0.68		0.00
Less distributions to shareholders:
From net investment income	-		(0.38)	(0.29)		-
From net realized gains	-		(0.08)	(0.04)		-
Total distributions	-		(0.46)	(0.33)		-
Net asset value, end of period	$10.25		$10.22	$10.35		$10.00
Total Return(a)	0.29	%**	3.16%	6.80%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$108,527		$105,478	$80,590		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.12	%*	0.12%	0.13%		-	‡
After expense waiver	N/A		N/A	0.13	% #	-	‡
Net investment income to average daily net assets	0.08	%*	3.84%	4.38%		-	‡
Portfolio turnover rate	8	%**	15%	33%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.22		$10.34	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.01	***	0.61 ***	0.37	***	0.00
Net realized and unrealized gain (loss) on investments	0.01		(0.27)	0.30		0.00
Total income from investment operations	0.02		0.34	0.67		0.00
Less distributions to shareholders:
From net investment income	-		(0.38)	(0.29)		-
From net realized gains	-		(0.08)	(0.04)		-
Total distributions	-		(0.46)	(0.33)		-
Net asset value, end of period	$10.24		$10.22	$10.34		$10.00
Total Return(a)	0.20	%**	3.29%	6.71%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,258		$4,445	$1,195		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10	%*	0.09%	0.71%		-	‡
After expense waiver	N/A		N/A	0.12	% #	-	‡
Net investment income to average daily net assets	0.11	%*	5.82%	3.64%		-	‡
Portfolio turnover rate	8	%**	15%	33%		N/A

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  Net investment income (loss) is less than $0.01 per share.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.21		$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	(0.03	)***	0.30	***	0.15	***	0.00
Net realized and unrealized gain on investments	0.03		(0.04)		0.45		0.00
Total income from investment operations	0.00		0.26		0.60		0.00
Less distributions to shareholders:
From net investment income	-		(0.31)		(0.22)		-
From net realized gains	-		(0.08)		(0.04)		-
Total distributions	-		(0.39)		(0.26)		-
Net asset value, end of period	$10.21		$10.21		$10.34		$10.00
Total Return(a)	(0.00	)% (b)**	2.50	% (b)	6.02	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$121		$105		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.77	% *	0.77%		1.53%		-	‡
After expense waiver	N/A		N/A		0.80	% #	N/A‡
Net investment income to average daily net assets	(0.57	)% *	2.85%		1.52%		0.00	%‡
Portfolio turnover rate	8	% **	15%		33%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.57		$10.54		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.45	***	0.56	***	0.00
Net realized and unrealized gain (loss) on investments	0.07		(0.05)		0.18		0.00
Total income from investment operations	0.05		0.40		0.74		0.00
Less distributions to shareholders:
From net investment income	-		(0.31)		(0.18)		-
From net realized gains	-		(0.06)		(0.02)		-
Total distributions	-		(0.37)		(0.20)		-
Net asset value, end of period	$10.62		$10.57		$10.54		$10.00

Total Return(a)	0.47	% (b)**	3.82	% (b)	7.36	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$45,897		$30,338		$7,272		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.52	% *	0.54%		1.13%		-	‡
After expense waiver	0.50	% *#	0.50	% #	0.50	% #	-	‡
Net investment income (loss) to average daily net assets	(0.30	)% *	4.24%		5.34%		-	‡
Portfolio turnover rate	8	% **	17%		28%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.60		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.00	***	0.36	***	1.25	***	0.00
Net realized and unrealized gain (loss) on investments	0.07		0.07		(0.48)		0.00
Total income from investment operations	0.07		0.43		0.77		0.00
Less distributions to shareholders:
From net investment income	-		(0.33)		(0.19)		-
From net realized gains	-		(0.06)		(0.02)		-
Total distributions	-		(0.39)		(0.21)		-
Net asset value, end of period	$10.67		$10.60		$10.56		$10.00

Total Return(a)	0.66	% **	4.03%		7.68%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$37,687		$35,621		$22,880		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.27	% *	0.29%		0.88%		-	‡
After expense waiver	0.25	% *#	0.25	% #	0.25	% #	-	‡
Net investment income (loss) to average daily net assets	(0.05	)% *	3.37%		12.10%		-	‡
Portfolio turnover rate	8	% **	17%		28%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.61		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.00	***†	0.52	***	0.85	***	0.00
Net realized and unrealized gain (loss) on investments	0.07		(0.07)		(0.08)		0.00
Total income from investment operations	0.07		0.45		0.77		0.00
Less distributions to shareholders:
From net investment income	-		(0.34)		(0.19)		-
From net realized gains	-		(0.06)		(0.02)		-
Total distributions	-		(0.40)		(0.21)		-
Net asset value, end of period	$10.68		$10.61		$10.56		$10.00

Total Return(a)	0.66	%**	4.22%		7.69%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$44,812		$30,365		$5,605		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.17	%*	0.19%		0.78%		-	‡
After expense waiver	0.15	%*#	0.15	% #	0.15	% #	-	‡
Net investment income to average daily net assets	0.05	%*	4.80%		8.17%		-	‡
Portfolio turnover rate	8	%**	17%		28%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.61		$10.57		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.01	***	0.61	***	0.36	***	0.00
Net realized and unrealized gain (loss) on investments	0.07		(0.17)		0.42		0.00
Total income from investment operations	0.08		0.44		0.78		0.00
Less distributions to shareholders:
From net investment income	-		(0.34)		(0.19)		-
From net realized gains	-		(0.06)		(0.02)		-
Total distributions	-		(0.40)		(0.21)		-
Net asset value, end of period	$10.69		$10.61		$10.57		$10.00

Total Return(a)	0.75	%**	4.15%		7.80%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$13,329		$12,104		$2,319		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.12	%*	0.14%		0.73%		-	‡
After expense waiver	0.10	%*#	0.10	% #	0.10	% #	-	‡
Net investment income to average daily net assets	0.10	%*	5.69%		3.49%		-	‡
Portfolio turnover rate	8	%**	17%		28%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03+
Net asset value, beginning of period	$10.60		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	(0.03	)***	0.27	***	(0.00	)†	0.00
Net realized and unrealized gain on investments	0.07		0.10		0.70		0.00
Total income from investment operations	0.04		0.37		0.70		0.00
Less distributions to shareholders:
From net investment income	-		(0.27)		(0.12)		-
From net realized gains	-		(0.06)		(0.02)		-
Total distributions	-		(0.33)		(0.14)		-
Net asset value, end of period	$10.64		$10.60		$10.56		$10.00

Total Return(a)	0.38	% (b)**	3.51	% (b)	6.98	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$141		$134		$107		-
Ratio of expenses to average daily net assets:
Before expense waiver	0.82	% *	0.84%		1.43%		-	‡
After expense waiver	0.80	% *#	0.80	% #	0.80	% #	N/A‡
Net investment income to average daily net assets	(0.60	)% *	2.50%		0.02%		0.00	%‡
Portfolio turnover rate	8	% **	17%		28%		N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.91		$10.75		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.37	***	0.64	***	0.00
Net realized and unrealized gain on investments	0.08		0.19		0.34		0.00
Total income from investment operations	0.05		0.56		0.98		0.00
Less distributions to shareholders:
From net investment income	-		(0.27)		(0.19)		-
From net realized gains	-		(0.13)		(0.04)		-
Total distributions	-		(0.40)		(0.23)		-
Net asset value, end of period	$10.96		$10.91		$10.75		$10.00

Total Return(a)	0.46	% **(b)	5.23	% (b)	9.76	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$114,065		$89,351		$21,577		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.49	% *	0.50%		0.52%		-	‡
After expense waiver	N/A		N/A		0.50	% #	-	‡
Net investment income (loss) to average daily net assets	(0.49	)% *	3.43%		6.11%		-	‡
Portfolio turnover rate	5	% **	23%		19%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.96		$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.25	***	0.21	***	0.00
Net realized and unrealized gain on investments	0.07		0.35		0.79		0.00
Total income from investment operations	0.06		0.60		1.00		0.00
Less distributions to shareholders:
From net investment income	-		(0.28)		(0.19)		-
From net realized gains	-		(0.13)		(0.04)		-
Total distributions	-		(0.41)		(0.23)		-
Net asset value, end of period	$11.02		$10.96		$10.77		$10.00

Total Return(a)	0.55	% **	5.50%		10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$253,415		$237,433		$212,094		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.24	% *	0.25%		0.26%		-	‡
After expense waiver	N/A		N/A		0.25	% #	-	‡
Net investment income (loss) to average daily net assets	(0.24	)% *	2.31%		1.99%		-	‡
Portfolio turnover rate	5	% **	23%		19%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.95		$10.77	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.45 ***	0.81	***	0.00
Net realized and unrealized gain on investments	0.08		0.16	0.20		0.00
Total income from investment operations	0.07		0.61	1.01		0.00
Less distributions to shareholders:
From net investment income	-		(0.30)	(0.20)		-
From net realized gains	-		(0.13)	(0.04)		-
Total distributions	-		(0.43)	(0.24)		-
Net asset value, end of period	$11.02		$10.95	$10.77		$10.00

Total Return(a)	0.64	% **	5.63%	10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$81,418		$65,716	$10,249		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.14	% *	0.14%	0.19%		-	‡
After expense waiver	N/A		N/A	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	(0.14	)% *	4.04%	7.69%		-	‡
Portfolio turnover rate	5	% **	23%	19%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.96		$10.78	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.38 ***	0.52	***	0.00
Net realized and unrealized gain on investments	0.08		0.23	0.50		0.00
Total income from investment operations	0.07		0.61	1.02		0.00
Less distributions to shareholders:
From net investment income	-		(0.30)	(0.20)		-
From net realized gains	-		(0.13)	(0.04)		-
Total distributions	-		(0.43)	(0.24)		-
Net asset value, end of period	$11.03		$10.96	$10.78		$10.00

Total Return(a)	0.64	% **	5.65%	10.19%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$49,849		$35,933	$12,389		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.09	% *	0.10%	0.21%		-	‡
After expense waiver	N/A		N/A	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	(0.09	)% *	3.45%	5.00%		-	‡
Portfolio turnover rate	5	% **	23%	19%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.94		$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	(0.04	)***	0.27	***	0.06	***	0.00
Net realized and unrealized gain on investments	0.07		0.27		0.88		0.00
Total income from investment operations	0.03		0.54		0.94		0.00
Less distributions to shareholders:
From net investment income	-		(0.24)		(0.13)		-
From net realized gains	-		(0.13)		(0.04)		-
Total distributions	-		(0.37)		(0.17)		-
Net asset value, end of period	$10.97		$10.94		$10.77		$10.00

Total Return(a)	0.27	% **(b)	4.99	% (b)	9.39	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$257		$238		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.79	% *	0.80%		1.57%		-	‡
After expense waiver	N/A		N/A		0.80	% #	N/A‡
Net investment income to average daily net assets	(0.79	)% *	2.46%		0.55%		0.00	%‡
Portfolio turnover rate	5	% **	23%		19%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a contingent deferred sales and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.50		$11.11		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.21	***	0.27	***	-
Net realized and unrealized gain on investments	0.17		0.52		0.95		-
Total income from investment operations	0.14		0.73		1.22		0.00
Less distributions to shareholders:
From net investment income	-		(0.18)		(0.10)		-
From net realized gains	-		(0.16)		(0.01)		-
Total distributions	-		(0.34)		(0.11)		-
Net asset value, end of period	$11.64		$11.50		$11.11		$10.00

Total Return(a)	1.22	% (b)**	6.56	% (b)	12.24	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$85,295		$63,024		$21,459		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50	% *	0.50%		0.52%		-	‡
After expense waiver	N/A *		N/A		0.50	% #	N/A‡
Net investment income (loss) to average daily net assets	(0.50	)% *	1.89%		2.58%		0.00	%‡
Portfolio turnover rate	6	% **	17%		10%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.55		$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.14	***	0.10	***	-
Net realized and unrealized gain on investments	0.16		0.63		1.15		-
Total income from investment operations	0.15		0.77		1.25		0.00
Less distributions to shareholders:
From net investment income	-		(0.19)		(0.11)		-
From net realized gains	-		(0.16)		(0.01)		-
Total distributions	-		(0.35)		(0.12)		-
Net asset value, end of period	$11.70		$11.55		$11.13		$10.00

Total Return(a)	1.30	% **	6.92%		12.49%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$193,762		$180,837		$168,132		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25	% *	0.25%		0.26%		-	‡
After expense waiver	N/A *		N/A		0.25	% #	N/A‡
Net investment income (loss) to average daily net assets	(0.25	)% *	1.26%		0.93%		0.00	%‡
Portfolio turnover rate	6	% **	17%		10%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.54		$11.13	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.32 ***	0.43	***	-
Net realized and unrealized gain on investments	0.17		0.46	0.83		-
Total income from investment operations	0.16		0.78	1.26		0.00
Less distributions to shareholders:
From net investment income	-		(0.21)	(0.12)		-
From net realized gains	-		(0.16)	(0.01)		-
Total distributions	-		(0.37)	(0.13)		-
Net asset value, end of period	$11.70		$11.54	$11.13		$10.00

Total Return(a)	1.39	% **	6.97%	12.60%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$46,266		$33,819	$3,169		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15	% *	0.15%	0.23%		-	‡
After expense waiver	N/A *		N/A	0.15	% #	N/A‡
Net investment income (loss) to average daily net assets	(0.15	)% *	2.77%	4.01%		0.00	%‡
Portfolio turnover rate	6%		17%	10%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.55		$11.14	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.27 ***	0.33	***	-
Net realized and unrealized gain on investments	0.17		0.51	0.94		-
Total income from investment operations	0.16		0.78	1.27		0.00
Less distributions to shareholders:
From net investment income	-		(0.21)	(0.12)		-
From net realized gains	-		(0.16)	(0.01)		-
Total distributions	-		(0.37)	(0.13)		-
Net asset value, end of period	$11.71		$11.55	$11.14		$10.00

Total Return(a)	1.39	% **	6.98%	12.71%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$31,738		$18,300	$4,245		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10	% *	0.10%	0.45%		-	‡
After expense waiver	N/A *		N/A	0.10	% #	N/A‡
Net investment income (loss) to average daily net assets	(0.10	)% *	2.42%	3.16%		0.00	%‡
Portfolio turnover rate	6	% **	17%	10%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.52		$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	(0.05	)***	0.14	***	(0.02	)***	0.00
Net realized and unrealized gain on investments	0.18		0.55		1.21		0.00
Total income from investment operations	0.13		0.69		1.19		0.00
Less distributions to shareholders:
From net investment income	-		(0.14)		(0.05)		-
From net realized gains	-		(0.16)		(0.01)		-
Total distributions	-		(0.30)		(0.06)		-
Net asset value, end of period	$11.65		$11.52		$11.13		$10.00

Total Return(a)	1.13	% (b)**	6.20	% (b)	11.89	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$173		$162		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80	% *	0.80%		1.47%		-	‡
After expense waiver	N/A *		N/A		0.80	% #	N/A‡
Net investment income to average daily net assets	(0.80	)% *	1.26%		(0.24)%		0.00	%‡
Portfolio turnover rate	6	% **	17%		10%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes contingent deferred sales charge and would be lowered for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.77		$11.26		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.10	***	0.20	***	0.00
Net realized and unrealized gain on investments	0.24		0.73		1.14		0.00
Total income from investment operations	0.21		0.83		1.34		0.00
Less distributions to shareholders:
From net investment income	-		(0.11)		(0.06)		-
From net realized gains	-		(0.21)		(0.02)		-
Total distributions	-		(0.32)		(0.08)		-
Net asset value, end of period	$11.98		$11.77		$11.26		$10.00
Total Return(a)	1.78	% **(b)	7.47	% (b)	13.39	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$34,807		$26,913		$6,414		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.49	% *	0.50%		0.55%		-	‡
After expense waiver	N/A		0.50	% #	0.50	% #	-	‡
Net investment income (loss) to average daily net assets	(0.49	)% *	0.85%		1.92%		-	‡
Portfolio turnover rate	7	% **	18%		13%		N/A
	Class L
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.81		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.07	***	0.04	***	0.00
Net realized and unrealized gain on investments	0.24		0.80		1.33		0.00
Total income from investment operations	0.23		0.87		1.37		0.00
Less distributions to shareholders:
From net investment income	-		(0.13)		(0.07)		-
From net realized gains	-		(0.21)		(0.02)		-
Total distributions	-		(0.34)		(0.09)		-
Net asset value, end of period	$12.04		$11.81		$11.28		$10.00

Total Return(a)	1.95	% **	7.75%		13.63%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$123,961		$107,540		$101,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.24	% *	0.25%		0.27%		-	‡
After expense waiver	N/A		0.25	% #	0.25	% #	-	‡
Net investment income (loss) to average daily net assets	(0.24	)% *	0.60%		0.41%		-	‡
Portfolio turnover rate	7	% **	18%		13%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.81		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	) ***	0.16	***	0.27	***	0.00
Net realized and unrealized gain on investments	0.24		0.72		1.11		0.00
Total income from investment operations	0.23		0.88		1.38		0.00
Less distributions to shareholders:
From net investment income	-		(0.14)		(0.08)		-
From net realized gains	-		(0.21)		(0.02)		-
Total distributions	-		(0.35)		(0.10)		-
Net asset value, end of period	$12.04		$11.81		$11.28		$10.00
Total Return(a)	1.95	% **	7.88%		13.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$23,689		$8,379		$596		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.14	% *	0.15%		0.54%		-	‡
After expense waiver	N/A		0.15	% #	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	(0.14	)% *	1.41%		2.55%		-	‡
Portfolio turnover rate	7	% **	18%		13%		N/A
	Class S
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.82		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.27	***	0.09	***	0.00
Net realized and unrealized gain on investments	0.24		0.63		1.29		0.00
Total income from investment operations	0.23		0.90		1.38		0.00
Less distributions to shareholders:
From net investment income	-		(0.15)		(0.08)		-
From net realized gains	-		(0.21)		(0.02)		-
Total distributions	-		(0.36)		(0.10)		-
Net asset value, end of period	$12.05		$11.82		$11.28		$10.00

Total Return(a)	1.95	% **	8.00%		13.75%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$33,382		$27,274		$1,741		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.09	% *	0.10%		0.66%		-	‡
After expense waiver	N/A		0.10	% #	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	(0.09	)% *	2.37%		0.85%		-	‡
Portfolio turnover rate	7	% **	18%		13%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.79		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	(0.05	)***	0.07	***	(0.07	)***	0.00
Net realized and unrealized gain on investments	0.24		0.73		1.38		0.00
Total income from investment operations	0.19		0.80		1.31		0.00
Less distributions to shareholders:
From net investment income	-		(0.08)		(0.01)		-
From net realized gains	-		(0.21)		(0.02)		-
Total distributions	-		(0.29)		(0.03)		-
Net asset value, end of period	$11.98		$11.79		$11.28		$10.00
Total Return(a)	1.61	% **(b)	7.11	% (b)	13.03	% (b)	0.00%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$172		$142		$114		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.79	% *	0.80%		1.54%		-	‡
After expense waiver	N/A		0.80	% #	0.80	% #	N/A‡
Net investment income to average daily net assets	(0.79	)% *	0.59%		(0.63)%		0.00	%‡
Portfolio turnover rate	7	% **	18%		13%		N/A

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund  MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Select Strategic Bond Fund ("Strategic Bond Fund"), MassMutual Select Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Select Diversified Value Fund ("Diversified Value Fund"), MassMutual Select Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Select Value Equity Fund ("Value Equity Fund"), MassMutual Select Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Select Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Select Core Opportunities Fund ("Core Opportunities Fund"), MassMutual Select Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Select Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Select Growth Equity Fund ("Growth Equity Fund"), MassMutual Select Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual Select OTC 100 Fund ("OTC 100 Fund"), MassMutual Select Focused Value Fund ("Focused Value Fund"), MassMutual Select Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MassMutual Select Small Company Value Fund ("Small Company Value Fund"), MassMutual Select Small Cap Core Equity Fund ("Small Cap Core Equity Fund"), MassMutual Select Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Select Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Select Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Select Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Select Emerging Growth Fund ("Emerging Growth Fund"), MassMutual Select Overseas Fund ("Overseas Fund"), MassMutual Select Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Select Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Select Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Select Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund") and MassMutual Select Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund").

During the reporting period, each Fund had five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund had a sixth class of shares: Class Z. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

The five Destination Retirement Funds invest all of their investable assets in shares of various MassMutual Select Funds and MassMutual Premier Funds. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds. The financial statements of the applicable MassMutual Premier Funds are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder's interest is limited to the Premier or Select Funds in which the shares are invested.

2.  Significant
Accounting
Policies  The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment
Valuation  Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of

Notes to Financial Statements (Continued)

valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds of the Trust are valued at their net asset value as reported on each business day. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust's foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending  Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Strategic Bond Fund	$2,428,470	$2,497,438
Strategic Balanced Fund	13,608,019	14,207,273
Diversified Value Fund	16,672,372	17,323,481
Fundamental Value Fund	45,105,476	46,477,839
Value Equity Fund	12,833,835	13,256,367
Large Cap Value Fund	59,181,583	61,341,924
Indexed Equity Fund	127,742,209	132,666,992
Blue Chip Growth Fund	35,895,394	36,974,364
Large Cap Growth Fund	2,652,015	2,707,286
Growth Equity Fund	23,520,633	24,342,745
OTC 100 Fund	7,096,102	7,369,997
Focused Value Fund	119,670,872	124,020,358

Notes to Financial Statements (Continued)

	Securities on Loan	Collateral
Small Company Value Fund	$97,971,431	$102,175,665
Mid Cap Growth Equity Fund	38,515,165	39,758,780
Mid Cap Growth Equity II Fund	178,464,593	185,197,302
Small Cap Growth Equity Fund	170,123,963	178,185,142
Small Company Growth Fund	40,100,312	42,002,532
Emerging Growth Fund	4,306,711	4,444,523
Overseas Fund	75,090,970	79,482,313

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At June 30, 2006, the Strategic Balanced Fund, Small Cap Growth Equity Fund, Small Company Growth Fund and Overseas Fund had securities on loan with pending sales with a value of $549, $107,800, $21,353 and $3,579,903, respectively.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the the six months ended June 30, 2006, the Trust earned securities lending income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Strategic Bond Fund	$205,573	$191,684	$13,889
Strategic Balanced Fund	422,630	397,542	25,088
Diversified Value Fund	558,378	542,634	15,744
Fundamental Value Fund	1,761,091	1,736,171	24,920
Value Equity Fund	299,794	280,556	19,238
Large Cap Value Fund	3,490,893	3,409,323	81,570
Indexed Equity Fund	2,921,273	2,858,784	62,489
Blue Chip Growth Fund	603,289	556,444	46,845
Large Cap Growth Fund	93,097	91,321	1,776
Growth Equity Fund	969,268	952,971	16,297
OTC 100 Fund	201,039	190,424	10,615
Focused Value Fund	2,024,834	1,948,596	76,238
Small Company Value Fund	2,461,715	2,328,288	133,427
Mid Cap Growth Equity Fund	778,107	766,205	11,902
Mid Cap Growth Equity II Fund	4,496,614	4,119,663	376,951
Small Cap Growth Equity Fund	4,171,305	3,931,257	240,048
Small Company Growth Fund	1,051,902	920,092	131,810
Emerging Growth Fund	876,187	810,876	65,311
Overseas Fund	2,857,410	2,416,999	440,411

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Notes to Financial Statements (Continued)

Accounting for Investments  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders  Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of the obligations for the Strategic Bond Fund and Strategic Balanced Fund under these forward foreign currency contracts at June 30, 2006 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Bond Fund
SELLS
08/08/06	Australian Dollar	734,839	$545,985	$545,957	$28
08/08/06	Canadian Dollar	307,386	270,825	276,771	(5,946)
					$(5,918)
Strategic Balanced Fund
BUYS
08/08/06	Canadian Dollar	306,575	270,110	276,041	5,931
SELLS
08/08/06	Australian Dollar	623,795	463,479	463,455	24
08/08/06	Canadian Dollar	614,773	541,650	553,543	(11,893)
					$(11,869)

Delayed Delivery Transactions,
When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized

At June 30, 2006 the Funds had no open delayed delivery transactions, when issued securities or forward commitments.

Financial Futures Contracts  The Funds may purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Notes to Financial Statements (Continued)

fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Strategic Bond Fund, Strategic Balanced Fund, Indexed Equity Fund, Growth Equity Fund, OTC 100 Fund and the Small Cap Value Equity Fund at June 30, 2006, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS 12	90 Day Euro	03/17/08	$2,847,135	$(10,635)
145	90 Day Euro	09/18/06	34,341,875	(114,625)
12	Fed Fund 30 Day	07/31/06	4,740,439	(3,060)
547	U.S. Treasury Note 5 Year	10/04/06	56,869,514	(306,296)
90	U.S. Long Bond	09/29/06	9,637,598	(38,536)
				$(473,152)
	SELLS
109	U.S. Treasury Note 10 Year	09/29/06	11,480,917	51,245
				$(421,907)
Strategic Balanced Fund
BUYS 8	90 Day Euro	03/17/08	1,898,090	(7,090)
44	90 Day Euro	09/18/06	10,409,745	(23,545)
5	Fed Fund 30 Day	07/31/06	1,975,183	(1,275)
129	U.S. Treasury Note 5 Year	10/04/06	13,414,606	(75,200)
37	U.S. Long Bond	09/29/06	3,972,982	(26,700)
				$(133,810)
	SELLS
46	U.S. Treasury Note 10 Year	09/29/06	4,843,114	19,582
				$(114,228)
Indexed Equity Fund
BUYS 141	S&P 500 Index	09/14/06	44,462,757	636,093
Growth Equity Fund
BUYS 38	S&P 500 Index	09/14/06	11,956,778	197,522
OTC 100 Fund
BUYS 23	NASDAQ 100 Index	09/15/06	722,463	9,627
Small Cap Value Equity Fund
BUYS Russell Mini		09/15/06	345,922	19,829

Options  The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option

Notes to Financial Statements (Continued)

is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Strategic Balanced Fund for open purchased option contracts as of June 30, 2006.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investments to determine the realized gain or loss.

Notes to Financial Statements (Continued)

A summary of open written option contracts for the Strategic Bond Fund and the Strategic Balanced Fund at June 30, 2006, is as follows:

Strategic Bond Fund

Notional Amount	Expiration Date	Description	Premiums	Market Value
$27,500	09/18/06	Call - 90 Day Euro Future	$3,845	$69
17,500	09/18/06	Call - 90 Day Euro Future	4,433	325
262,500	09/18/06	Call - IMM Euro Future	22,800	656
52,500	09/18/06	Call - IMM Euro Future	3,458	131
60,000	09/18/06	Put - IMM Euro Future	5,580	13,350
22,500	09/18/06	Put - IMM Euro Future	1,080	3,150
3,000	08/26/06	Call - 5 Year U.S. Treasury Note Future	594	94
23,000	08/25/06	Call - 5 Year U.S. Treasury Note Future	5,354	1,078
44,000	08/25/06	Call - 5 Year U.S. Treasury Note Future	15,607	4,812
7,000	08/25/06	Call - 5 Year U.S. Treasury Note Future	2,543	3,500
7,000	07/21/06	Call - 10 Year U.S. Treasury Note Future	2,262	547
15,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	8,550	234
15,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	6,050	234
47,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	22,078	1,469
87,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	40,581	8,156
9,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	5,439	2,391
10,000	11/21/06	Call - 10 Year U.S. Treasury Note Future	3,231	938
11,000	11/21/06	Call - 10 Year U.S. Treasury Note Future	3,617	3,953
10,000	11/21/06	Call - 10 Year U.S. Treasury Note Future	7,763	10,155
297,500	09/18/06	Call - U.S. Treasury Bond Future	25,443	2,975
29,000	08/25/06	Call - U.S. Treasury Bond Future	21,573	2,719
12,000	08/25/06	Call - U.S. Treasury Bond Future	12,784	188
7,000	08/25/06	Call - U.S. Treasury Bond Future	4,793	2,297
14,000	08/25/06	Call - U.S. Treasury Bond Future	9,602	4,375
9,000	08/25/06	Put - U.S. Treasury Bond Future	13,174	17,438
19,000	08/25/06	Put - U.S. Treasury Bond Future	12,530	10,094
34,000	11/21/06	Put - U.S. Treasury Bond Future	14,549	7,438
			$279,313	$102,766

Transactions in options written during the the six months ended June 30, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	257	$153,125
Options written	1,247	570,352
Options terminated in closing purchase transactions	(777)	(444,164)
Options outstanding at June 30, 2006	727	$279,313

Notes to Financial Statements (Continued)

Strategic Balanced Fund

Notional Amount	Expiration Date	Description	Premiums	Market Value
$27,500	09/18/06	Put - IMM Euro Future	$2,558	$6,119
15,000	09/18/06	Put - IMM Euro Future	720	2,100
27,500	09/18/06	Call - 90 Day Euro Future	3,845	69
127,500	09/18/06	Call - IMM Euro Future	11,156	319
17,500	09/18/06	Call - IMM Euro Future	1,040	44
22,500	09/18/06	Call - 90 Day Euro Future	1,580	113
2,000	08/26/06	Call - 5 Year U.S. Treasury Note Future	396	63
11,000	08/25/06	Call - 5 Year U.S. Treasury Note Future	2,711	516
19,000	08/25/06	Call - 5 Year U.S. Treasury Note Future	6,827	2,077
3,000	08/25/06	Put - 5 Year U.S. Treasury Note Future	1,094	1,500
3,000	07/21/06	Call - 10 Year U.S. Treasury Note Future	969	234
10,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	5,700	156
7,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	2,903	109
27,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	12,240	844
40,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	19,440	3,750
5,000	08/25/06	Call - 10 Year U.S. Treasury Note Future	2,975	1,328
4,000	11/21/06	Call - 10 Year U.S. Treasury Note Future	1,293	375
4,000	11/21/06	Call - 10 Year U.S. Treasury Note Future	1,324	1,437
5,000	11/21/06	Call - 10 Year U.S. Treasury Note Future	3,881	5,078
12,000	08/25/06	Call - U.S. Treasury Bond Future	8,971	1,125
107,500	09/18/06	Call - U.S. Treasury Bond Future	9,348	1,075
8,000	08/25/06	Call - U.S. Treasury Bond Future	8,523	125
3,000	08/25/06	Call - U.S. Treasury Bond Future	2,063	984
6,000	08/25/06	Put - U.S. Treasury Bond Future	8,783	11,625
9,000	08/25/06	Put - U.S. Treasury Bond Future	5,955	4,781
5,000	08/25/06	Call - U.S. Treasury Bond Future	3,428	1,563
14,000	08/25/06	Put - U.S. Treasury Bond Future	6,024	3,063
			$135,747	$50,572

Transactions in options written during the the six months ended June 30, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	233	$138,098
Options written	610	292,510
Options terminated in closing purchase transactions	(508)	(294,861)
Options outstanding at June 30, 2006	335	$135,747

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Swaps  The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments

Notes to Financial Statements (Continued)

in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

Notes to Financial Statements (Continued)

A summary of open swap agreements for the Strategic Balanced Fund at June 30, 2006, is as follows:

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
$200,000	3/20/10	Agreement with Goldman Sachs dated 10/18/04	$1,548.00
		to receive 0.45% per year times the notional amount.
		The Fund makes payment only upon a default event
		of an entity within the CDX.NA.IG FIN.3 IBOXX Index.
200,000	3/20/15	Agreement with Goldman Sachs dated 10/18/04 to receive 0.70% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG FIN.3 IBOXX Index.	4,337.00
400,000	12/20/09	Agreement with Deutsche Bank AG dated 11/01/04 to receive 0.215% per year times the notional amount. The Fund makes payment only upon a default event of FNMA Senior Debt, 6.00%, due 5/15/2011.	2,171.00
180,000	3/20/15	Agreement with Deutsche Bank AG dated 1/12/05 to receive 0.36% per year times the notional amount. The Fund makes payment only upon a default event of Apache Corp., 6.25%, due 4/15/12.	(1,586.00)
100,000	3/20/15	Agreement with Deutsche Bank AG dated 1/31/05 to receive 3.51% per year times the notional amount. The Fund makes payment only upon a default event of General Motors, 8.375%, due 7/15/33.	(18,630.00)
100,000	3/20/15	Agreement with Deutsche Bank AG dated 1/31/05 to receive 2.93% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Company Debt Obligation, 7.45%, due 7/16/31.	(23,067.00)
100,000	3/20/10	Agreement with Deutsche Bank AG dated 2/2/05 to receive 1.25% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Co. Debt Obligation, 7.25%, due 11/15/13.	(3,464.00)
45,000	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital I Trust, Series 2005-WMC1, Class B2.	(169.00)
45,000	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M8.	(53.00)
45,000	4/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M8.	(101.00)
45,000	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M9.	157.00

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$45,000	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05	$(43.00)
		to pay 2.25% per year times the notional amount.
		The Fund receives payment only upon a default event
		of Morgan Stanley Capital I,
		Series 2005-WMC1, Class B3.
45,000	4/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M9.	114.00
45,000	10/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B3.	178.00
45,000	10/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B2.	(184.00)
45,000	9/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-WMC1, Class B3.	(50.00)
45,000	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B2.	(101.00)
45,000	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust, Series 2005-1, Class M8.	506.00
45,000	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M9.	209.00
45,000	1/25/36	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M9.	503.00
45,000	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M9.	(41.00)
45,000	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust, Series 2005-1, Class M9.	545.00

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$45,000	1/25/34	Agreement with Deutsche Bank AG dated	$259.00
		2/18/05 to pay 1.35% per year times the notional
		amount. The Fund receives payment only upon a
		default event of Park Place Securities, Inc.,
		Series 2005-WCH1, Class M8.
45,000	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M10.	174.00
45,000	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M8.	(107.00)
45,000	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B2.	2.00
45,000	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B3.	317.00
45,000	9/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC1, Class B2.	(185.00)
45,000	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B3.	157.00
45,000	6/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B2.	(51.00)
45,000	6/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B3.	5.00
45,000	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M8.	(206.00)
45,000	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M8.	(176.00)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$45,000	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05	$5.00
		to pay 2.20% per year times the notional amount.
		The Fund receives payment only upon a default event
		of ACE Securities Corp.,
		Series 2005-HE1, Class M9.
45,000	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M9.	50.00
45,000	12/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of MASTR Asset Backed Securities, Series 2005-NC1, Class M8.	93.00
45,000	12/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of MASTR Asset Backed Securities, Series 2005-NC1, Class M9.	44.00
120,000	12/20/09	Agreement with Goldman Sachs dated 4/06/05 to receive 4.00% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.3 B IBOXX Index.	6,037.00
100,000	6/20/10	Agreement with Goldman Sachs dated 5/03/05 to receive 4.75% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Credit Company, 7.00%, due 10/01/13.	(17.00)
500,000	6/20/10	Agreement with Goldman Sachs dated 5/11/05 to receive 0.40% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG.4 IBOXX Index.	5.00
1,200,000	6/20/10	Agreement with Goldman Sachs dated 5/13/05 to receive 0.40% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG.4 IBOXX Index.	12.00
60,000	9/20/10	Agreement with Deutsche Bank AG dated 7/27/05 to receive 2.30% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Company, 7.25%, due 11/15/13	(425.00)
Interest Rate Swaps
4,170,000 USD	1/10/08	Agreement with Deutsche Bank AG dated 1/06/05 to receive the notional amount multiplied by 3.754% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(114,007.00)
2,510,000 USD	6/17/10	Agreement with Deutsche Bank AG dated 6/15/05 to receive the notional amount multiplied by 4.313% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(115,744.00)
			$(260,979.00)

Notes to Financial Statements (Continued)

Allocation of Operating Activity  In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities  The Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment Management Fees  Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Strategic Bond Fund	0.55%	Small Cap Value Equity	0.75%
Strategic Balanced Fund	0.60%	Small Company Value Fund	0.85%
Diversified Value Fund	0.50%	Small Cap Core Equity Fund	0.75%
Fundamental Value Fund	0.65%	Mid Cap Growth Equity Fund	0.70%
Value Equity Fund	0.70%	Mid Cap Growth Equity II Fund	0.75%
Large Cap Value Fund	0.65%	Small Cap Growth Equity Fund	0.82%
Indexed Equity Fund	0.10%	Small Company Growth Fund	0.85%
Core Opportunities Fund	0.70%	Emerging Growth Fund	0.79%
Blue Chip Growth Fund	0.70%	Overseas Fund	1.00%
Large Cap Growth Fund	0.65%	Destination Retirement Income Fund	0.05%
Growth Equity Fund	0.68%	Destination Retirement 2010 Fund	0.05%
Aggressive Growth Fund	0.73%	Destination Retirement 2020 Fund	0.05%
OTC 100 Fund	0.15%	Destination Retirement 2030 Fund	0.05%
Focused Value Fund	0.69%	Destination Retirement 2040 Fund	0.05%

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: AllianceBernstein L.P. for the Diversified Value Fund and the Large Cap Growth Fund; Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Small Cap Growth Equity Fund; Fidelity Management & Research Company for the Value Equity Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, N.A. for the Indexed Equity Fund and the OTC 100 Fund; Grantham, Mayo, Van Otterloo & Co. LLC

Notes to Financial Statements (Continued)

for the Growth Equity Fund; Sands Capital Management, LLC for a portion of the Aggressive Growth Fund; Cooke & Bieler, L.P. for a portion of the Focused Value Fund; Harris Associates, L.P. for a portion of the Focused Value Fund and a portion of the Overseas Fund; Clover Capital Management, Inc. for a portion of the Small Company Value Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; Navellier & Associates, Inc. for the Mid Cap Growth Equity Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Mazama Capital Management, Inc. for a portion of the Small Company Growth Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; RS Investment Management, L.P. for the Emerging Growth Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Salomon Brothers Asset Management Inc for a portion of the Strategic Balanced Fund; Victory Capital Management, Inc. for the Core Opportunities Fund; SSgA Funds Management, Inc. for the Small Cap Value Equity Fund; and Goldman Sachs Asset Management, L.P. for the Small Cap Core Equity Fund. Effective June 5, 2006, Delaware Management Company manages the investment and reinvestment for a portion of the Aggressive Growth Fund. Prior to February 16, 2006, Fidelity Management & Research Company managed the investment and reinvestment of the Blue Chip Growth Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

Administration Fees  Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S	Class Z	Class N
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	N/A	0.3000%
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	N/A	0.3770%
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	N/A	0.3683%
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	N/A	0.3629%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	N/A	0.3285%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.0855%	0.5297%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	N/A	0.4585%
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	N/A	0.4029%
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%	N/A	0.3475%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	N/A	0.3944%
OTC 100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	N/A	0.6744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	N/A	0.4093%
Small Cap Core Equity	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	N/A	0.3575%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	N/A	0.4575%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	N/A	0.3991%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class Z	Class N
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	N/A	0.2943%
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0020%	N/A	0.1959%
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	N/A	0.2196%
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	N/A	0.2258%
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	N/A	0.2233%
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	N/A	0.2116%

Distribution and Service Fees  MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% of the average daily net asset value of the Fund to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each fund pay a fee of 0.50% of the average daily net asset value of the Fund as follows: 0.25% of the average daily net asset value of the Fund to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of the Fund to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Indirect Expenses  The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the the six months ended June 30, 2006, these expenses were as follows:

Indirect Operating Expenses
Destination Retirement Income Fund	0.64%
Destination Retirement 2010 Fund	0.69%
Destination Retirement 2020 Fund	0.74%
Destination Retirement 2030 Fund	0.84%
Destination Retirement 2040 Fund	0.87%

Notes to Financial Statements (Continued)

Expense Caps and Waivers  MassMutual agreed to cap the fees and expenses of the following Funds through March 31, 2007, unless otherwise noted, as follows:

	Class A	Class L	Class Y	Class S	Class N
Strategic Bond Fund	1.00%	0.75%	0.75%	0.70%	1.30%
Strategic Balanced Fund	1.21%	0.96%	0.81%	0.76%	1.51%
Diversified Value Fund*	1.09%	0.80%	0.69%	0.59%	1.40%
Core Opportunities Fund	1.35%	1.10%	0.95%	0.90%	1.65%
Small Cap Value Equity Fund	1.40%	1.15%	1.00%	0.95%	1.70%
Small Cap Core Equity Fund	1.40%	1.15%	1.00%	0.95%	1.70%
Destination Retirement Income Fund	0.50%	0.25%	0.15%	0.12%	0.80%
Destination Retirement 2010 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2020 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2030 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2040 Fund	0.50%	0.25%	0.15%	0.10%	0.80%

*  Expense caps in effect through April 30, 2006.

Effective March 31, 2006, MassMutual has agreed to voluntarily waive, through March 31, 2007, 0.20% of the administration fees for Classes A, L and N of the Indexed Equity Fund and 0.10% of the administration fees for Classes A, L and N of the Overseas Fund. MassMutual has also agreed to voluntarily waive, through March 31, 2007, 0.10% of the management fees for each class of the Blue Chip Growth Fund. Effective May 1, 2005, MassMutual has agreed to voluntarily waive, through March 31, 2006, 0.08% of the management fee of all classes of the Aggressive Growth Fund.

Brokerage Commissions  The Strategic Balanced Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Aggressive Growth Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Emerging Growth Fund and Overseas Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. For the the six months ended June 30, 2006, brokerage commissions under these agreements are as follows:

Commissions
Strategic Balanced Fund	$7,879
Fundamental Value Fund	50,673
Value Equity Fund	12,180
Blue Chip Growth Fund	29,451
Large Cap Growth Fund	8,564
Aggressive Growth Fund	17,267
Focused Value Fund	91,632
Small Company Value Fund	114,062
Mid Cap Growth Equity Fund	26,319
Mid Cap Growth Equity II Fund	55,617
Small Cap Growth Equity Fund	122,376
Small Company Growth Fund	51,769
Overseas Fund	34,713

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows certain concentrations of principal shareholders of each Fund with record or Beneficial ownership as of June 30, 2006. Investment activities of these shareholders could have a material effect on the respective Fund.

	Shareholders Holding in Excess of 10% of Fund's Outstanding Shares ("Principal Shareholders")	Total % owned by Principal Shareholders	Total % Ownership by Related Party
Strategic Bond Fund	3	80.1%	90.4%
Strategic Balanced Fund	2	69.4%	87.6%
Diversified Value Fund	2	66.6%	90.9%
Fundamental Value Fund	3	63.9%	94.6%
Value Equity Fund	2	83.2%	96.6%
Large Cap Value Fund	3	92.5%	59.7%
Indexed Equity Fund	5	87.7%	88.6%
Core Opportunities Fund	1	80.6%	90.4%
Blue Chip Growth Fund	2	81.7%	99.7%
Large Cap Growth Fund	3	59.7%	92.5%
Growth Equity Fund	3	48.8%	97.8%
Aggressive Growth Fund	3	50.4%	95.5%
OTC 100 Fund	3	91.4%	95.6%
Focused Value Fund	4	79.2%	94.6%
Small Cap Value Equity Fund	2	96.5%	100.0%
Small Company Value Fund	3	68.8%	88.4%
Small Cap Core Equity Fund	1	91.4%	100.0%
Mid Cap Growth Equity Fund	4	94.4%	99.2%
Mid Cap Growth Equity II Fund	4	76.5%	86.2%
Small Cap Growth Equity Fund	4	94.0%	95.5%
Small Company Growth Fund	4	86.3%	93.3%
Emerging Growth Fund	6	82.3%	100.0%
Overseas Fund	4	69.7%	96.1%
Destination Retirement Income Fund	2	77.5%	54.3%
Destination Retirement 2010 Fund	3	69.1%	78.2%
Destination Retirement 2020 Fund	3	78.4%	86.2%
Destination Retirement 2030 Fund	3	78.6%	85.8%
Destination Retirement 2040 Fund	2	66.2%	79.0%

Principal shareholders hold 10% or more of shares outstanding.

Deferred Compensation  Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum

For the the six months ended June 30, 2006, no significant amounts have been deferred.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the the six months ended June 30, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Strategic Bond Fund	$221,181,631	$36,102,637
	Strategic Balanced Fund	96,688,387	33,831,580
	Diversified Value Fund	-	110,835,261
	Fundamental Value Fund	-	226,711,382
	Value Equity Fund	-	51,193,712
	Large Cap Value Fund	-	146,725,768
	Indexed Equity Fund	-	52,012,443
	Core Opportunities Fund	-	14,617,634
	Blue Chip Growth Fund	-	334,190,918
	Large Cap Growth Fund	-	18,090,120
	Growth Equity Fund	-	597,564,132
	Aggressive Growth Fund	-	218,238,417
	OTC 100 Fund	-	1,953,842
	Focused Value Fund	-	171,742,699
	Small Cap Value Equity Fund	-	14,005,170
	Small Company Value Fund	-	280,419,315
	Small Cap Core Equity Fund	-	15,133,503
	Mid Cap Growth Equity Fund	-	114,591,228
	Mid Cap Growth Equity II Fund	-	317,668,278
	Small Cap Growth Equity Fund	-	282,392,162
	Small Company Growth Fund	-	94,946,114
	Emerging Growth Fund	-	111,950,310
	Overseas Fund	-	318,230,826
	Destination Retirement Income Fund	-	26,410,423
	Destination Retirement 2010 Fund	-	43,412,888
	Destination Retirement 2020 Fund	-	93,968,985
	Destination Retirement 2030 Fund	-	78,074,067
	Destination Retirement 2040 Fund	-	58,021,908
Sales	Strategic Bond Fund	$233,853,350	$15,762,981
	Strategic Balanced Fund	106,441,654	47,548,460
	Diversified Value Fund	-	30,374,250
	Fundamental Value Fund	-	149,894,417
	Value Equity Fund	-	52,862,538
	Large Cap Value Fund	-	116,948,489
	Indexed Equity Fund	-	55,493,866
	Core Opportunities Fund	-	3,365,056
	Blue Chip Growth Fund	-	289,946,678
	Large Cap Growth Fund	-	22,262,015
	Growth Equity Fund	-	619,647,918
	Aggressive Growth Fund	-	142,469,838
	OTC 100 Fund	-	10,878,739
	Focused Value Fund	-	187,729,990
	Small Cap Value Equity Fund	-	2,901,974
	Small Company Value Fund	-	163,147,144
	Small Cap Core Equity Fund	-	4,095,633
	Mid Cap Growth Equity Fund	-	95,535,451
	Mid Cap Growth Equity II Fund	-	252,094,910
	Small Cap Growth Equity Fund	-	248,949,945
	Small Company Growth Fund	-	86,014,046
	Emerging Growth Fund	-	123,137,007
	Overseas Fund	-	182,867,141
	Destination Retirement Income Fund	-	21,123,773
	Destination Retirement 2010 Fund	-	10,551,538
	Destination Retirement 2020 Fund	-	25,877,092
	Destination Retirement 2030 Fund	-	20,619,634
	Destination Retirement 2040 Fund	-	14,978,668

Notes to Financial Statements (Continued)

5.  Capital Share Transactions  The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	1,283,681	$12,709,147	2,348,884	$23,729,809
Issued as reinvestment of dividends	-	-	34,157	340,548
Redeemed	(355,677)	(3,526,191)	(317,132)	(3,203,350)
Net increase (decrease)	928,004	$9,182,956	2,065,909	$20,867,007
Strategic Balanced Fund
Sold	448,199	$4,838,199	1,708,793	$17,969,339
Issued as reinvestment of dividends	-	-	54,452	577,731
Redeemed	(293,158)	(3,167,384)	(2,432,523)	(25,739,975)
Net increase (decrease)	155,041	$1,670,815	(669,278)	$(7,192,905)
Diversified Value Fund
Sold	1,542,590	$18,072,510	2,536,289	$28,285,481
Issued as reinvestment of dividends	-	-	78,067	882,209
Redeemed	(496,877)	(5,861,198)	(410,569)	(4,614,435)
Net increase (decrease)	1,045,713	$12,211,312	2,203,787	$24,553,255
Fundamental Value Fund
Sold	3,516,000	$41,346,880	6,995,767	$77,210,290
Issued as reinvestment of dividends	-	-	728,863	8,163,269
Redeemed	(4,213,374)	(49,151,519)	(5,061,414)	(55,725,222)
Net increase (decrease)	(697,374)	$(7,804,639)	2,663,216	$29,648,337
Value Equity Fund
Sold	438,199	$4,760,289	532,262	$5,699,921
Issued as reinvestment of dividends	-	-	249,642	2,638,317
Redeemed	(442,568)	(4,913,000)	(467,799)	(4,998,635)
Net increase (decrease)	(4,369)	$(152,711)	314,105	$3,339,603
Large Cap Value Fund
Sold	6,529,957	$75,228,578	12,908,778	$136,784,623
Issued as reinvestment of dividends	-	-	138,374	1,568,893
Redeemed	(5,962,505)	(68,547,689)	(7,265,756)	(77,425,645)
Net increase (decrease)	567,452	$6,680,889	5,781,396	60,927,871
Indexed Equity Fund
Sold	3,558,628	$41,960,828	10,726,779	$119,454,364
Issued as reinvestment of dividends	-	-	232,429	2,686,879
Redeemed	(4,241,853)	(50,091,829)	(12,073,641)	(135,126,396)
Net increase (decrease)	(683,225)	$(8,131,001)	(1,114,433)	$(12,985,153)
Core Opportunities Fund*
Sold	86,753	$831,556	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	86,753	$831,556	-	$-
Blue Chip Growth Fund
Sold	790,568	$7,159,631	1,455,755	$12,556,957
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(949,246)	(8,628,194)	(1,652,833)	(14,411,435)
Net increase (decrease)	(158,678)	$(1,468,563)	(197,078)	$(1,854,478)
Large Cap Growth Fund
Sold	412,350	$4,238,350	208,869	$2,008,589
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(88,552)	(913,202)	(94,707)	(889,862)
Net increase (decrease)	323,798	$3,325,148	114,162	$1,118,727
Growth Equity Fund
Sold	2,700,428	$21,566,399	8,481,315	$65,709,786
Issued as reinvestment of dividends	-	-	7,476	60,480
Redeemed	(12,050,569)	(97,069,819)	(8,918,946)	(69,158,911)
Net increase (decrease)	(9,350,141)	$(75,503,420)	(430,155)	$(3,388,645)

Notes to Financial Statements (Continued)

	Class A
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Aggressive Growth Fund
Sold	4,357,880	$27,268,897	10,875,467	$64,044,062
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,256,020)	(32,847,547)	(9,458,104)	(54,789,105)
Net increase (decrease)	(898,140)	$(5,578,650)	1,417,363	$9,254,957
OTC 100 Fund
Sold	655,770	$2,730,612	1,767,636	$6,868,361
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,414,736)	(5,895,757)	(3,272,640)	(12,741,607)
Net increase (decrease)	(758,966)	$(3,165,145)	(1,505,004)	$(5,873,246)
Focused Value Fund
Sold	2,581,452	$44,396,137	5,964,966	$106,165,181
Issued as reinvestment of dividends	-	-	1,318,850	22,393,140
Redeemed	(3,599,660)	(61,976,727)	(5,062,999)	(90,390,857)
Net increase (decrease)	(1,018,208)	$(17,580,590)	2,220,817	$38,167,464
Small Cap Value Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Company Value Fund
Sold	3,467,811	$54,253,296	4,037,413	$57,388,767
Issued as reinvestment of dividends	-	-	413,561	5,943,541
Redeemed	(3,175,001)	(48,599,962)	(2,988,005)	(42,291,187)
Net increase (decrease)	292,810	$5,653,334	1,462,969	$21,041,121
Small Cap Core Equity Fund*
Sold	12,559	$123,752	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	12,559	$123,752	-	$-
Mid Cap Growth Equity Fund
Sold	1,171,958	$12,628,555	1,790,605	$16,189,654
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(917,522)	(9,631,545)	(1,714,635)	(15,334,501)
Net increase (decrease)	254,436	$2,997,010	75,970	$855,153
Mid Cap Growth Equity II Fund
Sold	5,836,211	$85,662,812	11,001,863	$148,072,331
Issued as reinvestment of dividends	-	-	903,025	12,815,323
Redeemed	(5,041,087)	(73,670,697)	(5,868,872)	(79,208,074)
Net increase (decrease)	795,124	$11,992,115	6,036,016	$81,679,580
Small Cap Growth Equity Fund
Sold	2,041,638	$34,019,742	3,171,862	$46,429,099
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,251,529)	(20,806,139)	(2,345,197)	(33,755,660)
Net increase (decrease)	790,109	$13,213,603	826,665	$12,673,439
Small Company Growth Fund
Sold	2,357,556	$25,221,617	2,412,491	$22,469,859
Issued as reinvestment of dividends	-	-	164,119	1,516,456
Redeemed	(2,018,000)	(21,060,921)	(2,800,416)	(26,122,050)
Net increase (decrease)	339,556	$4,160,696	(223,806)	$(2,135,735)
Emerging Growth Fund
Sold	791,091	$5,007,613	1,437,251	$7,963,663
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(653,961)	(4,065,641)	(3,505,464)	(19,779,300)
Net increase (decrease)	137,130	$941,972	(2,068,213)	$(11,815,637)

Notes to Financial Statements (Continued)

	Class A
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Overseas Fund
Sold	5,702,207	$68,066,185	7,997,440	$89,794,360
Issued as reinvestment of dividends	-	-	1,788,506	19,755,261
Redeemed	(3,398,911)	(40,173,056)	(4,005,459)	(44,912,290)
Net increase (decrease)	2,303,296	$27,893,129	5,780,487	$64,637,331
Destination Retirement Income Fund
Sold	1,465,254	$15,003,876	3,846,111	$39,845,126
Issued as reinvestment of dividends	-	-	154,128	1,574,725
Redeemed	(881,451)	(9,018,195)	(1,171,542)	(12,106,406)
Net increase (decrease)	583,803	$5,985,681	2,828,697	$29,313,445
Destination Retirement 2010 Fund
Sold	2,119,744	$22,636,971	2,693,595	$28,652,005
Issued as reinvestment of dividends	-	-	96,655	1,023,789
Redeemed	(669,056)	(7,140,972)	(609,125)	(6,467,029)
Net increase (decrease)	1,450,688	$15,495,999	2,181,125	$23,208,765
Destination Retirement 2020 Fund
Sold	4,372,683	$48,315,814	7,634,103	$82,762,667
Issued as reinvestment of dividends	-	-	281,451	3,081,606
Redeemed	(2,152,021)	(23,815,214)	(1,735,682)	(18,619,028)
Net increase (decrease)	2,220,662	$24,500,600	6,179,872	$67,225,245
Destination Retirement 2030 Fund
Sold	3,065,687	$36,119,648	4,185,575	$47,223,105
Issued as reinvestment of dividends	-	-	147,156	1,692,407
Redeemed	(1,218,668)	(14,345,806)	(783,178)	(8,743,024)
Net increase (decrease)	1,847,019	$21,773,842	3,549,553	$40,172,488
Destination Retirement 2040 Fund
Sold	1,442,918	$17,513,062	2,276,690	$25,804,156
Issued as reinvestment of dividends	-	-	57,348	672,297
Redeemed	(824,075)	(9,954,001)	(616,717)	(6,904,448)
Net increase (decrease)	618,843	$7,559,061	1,717,321	$19,572,005
	Class L
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	192,253	$1,919,565	381,777	$3,834,876
Issued as reinvestment of dividends	-	-	6,718	67,113
Redeemed	(45,331)	(448,952)	(4,598)	(46,287)
Net increase (decrease)	146,922	$1,470,613	383,897	$3,855,702
Strategic Balanced Fund
Sold	927,622	$10,046,841	2,279,647	$23,912,167
Issued as reinvestment of dividends	-	-	246,847	2,621,520
Redeemed	(2,004,372)	(21,836,142)	(2,982,704)	(31,329,641)
Net increase (decrease)	(1,076,750)	$(11,789,301)	(456,210)	$(4,795,954)
Diversified Value Fund
Sold	1,626,866	$19,303,763	730,346	$8,208,910
Issued as reinvestment of dividends	-	-	80,411	910,231
Redeemed	(785,110)	(9,207,377)	(71,879)	(799,692)
Net increase (decrease)	841,756	$10,096,386	738,878	$8,319,449
Fundamental Value Fund
Sold	7,472,050	$87,754,010	5,473,405	$60,338,413
Issued as reinvestment of dividends	-	-	707,403	7,951,202
Redeemed	(3,812,772)	(44,959,169)	(7,403,220)	(81,342,279)
Net increase (decrease)	3,659,278	$42,794,841	(1,222,412)	$(13,052,664)
Value Equity Fund
Sold	113,650	$1,243,545	165,026	$1,775,094
Issued as reinvestment of dividends	-	-	78,361	829,967
Redeemed	(126,039)	(1,431,038)	(121,055)	(1,294,772)
Net increase (decrease)	(12,389)	$(187,493)	122,332	$1,310,289

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	4,699,702	$54,138,036	9,502,507	$101,174,284
Issued as reinvestment of dividends	-	-	215,532	2,452,234
Redeemed	(7,865,497)	(90,656,614)	(7,423,968)	(79,093,818)
Net increase (decrease)	(3,165,795)	$(36,518,578)	2,294,071	$24,532,700
Indexed Equity Fund
Sold	4,211,846	$50,087,765	9,443,482	$106,083,646
Issued as reinvestment of dividends	-	-	322,255	3,734,937
Redeemed	(3,081,259)	(36,549,137)	(4,845,121)	(54,272,071)
Net increase (decrease)	1,130,587	$13,538,628	4,920,616	$55,546,512
Core Opportunites Fund*
Sold	135,698	$1,362,712	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11,224)	(108,388)	-	-
Net increase (decrease)	124,474	$1,254,324	-	$-
Blue Chip Growth Fund
Sold	7,030,822	$64,909,562	7,456,352	$64,885,981
Issued as reinvestment of dividends	-	-	7,024	64,479
Redeemed	(6,729,027)	(61,841,403)	(12,031,297)	(104,890,654)
Net increase (decrease)	301,795	$3,068,159	(4,567,921)	$(39,940,194)
Large Cap Growth Fund
Sold	340,152	$3,591,722	89,542	$872,243
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(219,722)	(2,136,809)	(1,011,711)	(8,818,021)
Net increase (decrease)	120,430	$1,454,913	(922,169)	$(7,945,778)
Growth Equity Fund
Sold	15,475,984	$122,943,231	8,023,892	$62,496,167
Issued as reinvestment of dividends	-	-	99,452	813,516
Redeemed	(7,479,321)	(59,473,621)	(7,460,743)	(58,327,143)
Net increase (decrease)	7,996,663	$63,469,610	662,601	$4,982,540
Aggressive Growth Fund
Sold	12,881,696	$79,839,991	10,230,142	$62,500,195
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,689,452)	(29,681,941)	(6,283,999)	(37,457,169)
Net increase (decrease)	8,192,244	$50,158,050	3,946,143	$25,043,026
OTC 100 Fund
Sold	380,895	$1,602,904	1,281,497	$5,034,418
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(987,890)	(4,088,315)	(1,338,273)	(5,346,315)
Net increase (decrease)	(606,995)	$(2,485,411)	(56,776)	$(311,897)
Focused Value Fund
Sold	3,583,465	$62,435,557	3,427,366	$61,803,068
Issued as reinvestment of dividends	-	-	949,736	16,318,395
Redeemed	(3,567,371)	(62,125,586)	(2,788,404)	(50,001,597)
Net increase (decrease)	16,094	$309,971	1,588,698	$28,119,866
Small Cap Value Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Company Value Fund
Sold	3,653,491	$56,403,624	2,646,588	$37,515,010
Issued as reinvestment of dividends	-	-	379,682	5,478,826
Redeemed	(2,739,746)	(41,943,296)	(2,408,512)	(34,086,838)
Net increase (decrease)	913,745	$14,460,328	617,758	$8,906,998

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Small Cap Core Equity Fund*
Sold	14,073	$137,010	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11)	(98)	-	-
Net increase (decrease)	14,062	$136,912	-	$-
Mid Cap Growth Equity Fund
Sold	1,020,851	$11,179,754	1,441,597	$13,246,369
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,159,573)	(12,040,921)	(1,661,780)	(15,119,845)
Net increase (decrease)	(138,722)	$(861,167)	(220,183)	$(1,873,476)
Mid Cap Growth Equity II Fund
Sold	10,028,469	$148,664,659	12,719,545	$173,939,040
Issued as reinvestment of dividends	-	-	1,444,600	20,803,086
Redeemed	(7,634,650)	(113,507,886)	(9,217,491)	(123,587,401)
Net increase (decrease)	2,393,819	$35,156,773	4,946,654	$71,154,725
Small Cap Growth Equity Fund
Sold	1,380,099	$23,488,890	2,517,452	$36,839,555
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,386,342)	(39,971,042)	(2,013,948)	(29,300,023)
Net increase (decrease)	(1,006,243)	$(16,482,152)	503,504	$7,539,532
Small Company Growth Fund
Sold	1,697,998	$18,285,501	875,692	$8,202,561
Issued as reinvestment of dividends	-	-	71,048	664,296
Redeemed	(1,145,921)	(12,135,353)	(2,286,567)	(21,150,311)
Net increase (decrease)	552,077	$6,150,148	(1,339,827)	$(12,283,454)
Emerging Growth Fund
Sold	2,177,647	$13,676,482	1,681,359	$9,497,770
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,528,592)	(28,588,609)	(2,021,099)	(11,566,827)
Net increase (decrease)	(2,350,945)	$(14,912,127)	(339,740)	$(2,069,057)
Overseas Fund
Sold	7,544,927	$89,781,456	6,935,040	$78,117,254
Issued as reinvestment of dividends	-	-	1,925,810	21,388,979
Redeemed	(4,963,925)	(59,044,266)	(5,712,303)	(64,199,026)
Net increase (decrease)	2,581,002	$30,737,190	3,148,547	$35,307,207
Destination Retirement Income Fund
Sold	1,499,690	$15,434,763	3,678,923	$38,205,352
Issued as reinvestment of dividends	-	-	419,616	4,303,193
Redeemed	(2,108,538)	(21,698,962)	(3,543,188)	(36,815,729)
Net increase (decrease)	(608,848)	$(6,264,199)	555,351	$5,692,816
Destination Retirement 2010 Fund
Sold	1,053,299	$11,304,803	1,524,326	$16,246,283
Issued as reinvestment of dividends	-	-	116,833	1,241,056
Redeemed	(880,789)	(9,431,930)	(448,488)	(4,778,648)
Net increase (decrease)	172,510	$1,872,873	1,192,671	$12,708,691
Destination Retirement 2020 Fund
Sold	4,980,916	$55,503,603	8,730,396	$94,622,716
Issued as reinvestment of dividends	-	-	783,140	8,606,175
Redeemed	(3,647,675)	(40,632,650)	(7,527,433)	(81,614,999)
Net increase (decrease)	1,333,241	$14,870,953	1,986,103	$21,613,892
Destination Retirement 2030 Fund
Sold	3,777,146	$44,820,697	4,990,776	$55,669,218
Issued as reinvestment of dividends	-	-	460,311	5,310,425
Redeemed	(2,881,579)	(34,151,219)	(4,887,006)	(54,469,070)
Net increase (decrease)	895,567	$10,669,478	564,081	$6,510,573

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Destination Retirement 2040 Fund
Sold	3,136,630	$38,442,993	3,592,445	$40,604,042
Issued as reinvestment of dividends	-	-	256,796	3,016,953
Redeemed	(1,943,697)	(23,716,605)	(3,740,092)	(42,180,876)
Net increase (decrease)	1,192,933	$14,726,388	109,149	$1,440,119
	Class Y
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	4,444,903	$44,414,409	5,978,142	$60,501,460
Issued as reinvestment of dividends	-	-	103,694	1,035,904
Redeemed	(1,194,610)	(11,894,674)	(142,374)	(1,438,522)
Net increase (decrease)	3,250,293	$32,519,735	5,939,462	$60,098,842
Strategic Balanced Fund
Sold	2,112,378	$22,785,121	1,795,987	$18,744,733
Issued as reinvestment of dividends	-	-	199,694	2,120,756
Redeemed	(1,540,418)	(16,683,503)	(4,079,675)	(42,825,062)
Net increase (decrease)	571,960	$6,101,618	(2,083,994)	$(21,959,573)
Diversified Value Fund
Sold	6,229,056	$73,160,568	5,143,235	$58,293,210
Issued as reinvestment of dividends	-	-	150,645	1,705,057
Redeemed	(2,242,386)	(26,417,165)	(373,490)	(4,216,247)
Net increase (decrease)	3,986,670	$46,743,403	4,920,390	$55,782,020
Fundamental Value Fund
Sold	1,111,982	$13,106,839	3,439,957	$37,507,575
Issued as reinvestment of dividends	-	-	265,156	2,983,005
Redeemed	(749,325)	(8,781,865)	(7,256,837)	(79,886,330)
Net increase (decrease)	362,657	$4,324,974	(3,551,724)	$(39,395,750)
Value Equity Fund
Sold	149,016	$1,614,795	240,576	$2,607,371
Issued as reinvestment of dividends	-	-	36,935	393,071
Redeemed	(116,475)	(1,280,975)	(162,398)	(1,739,737)
Net increase (decrease)	32,541	$333,820	115,113	$1,260,705
Large Cap Value Fund
Sold	5,330,383	$61,555,385	4,566,851	$48,011,207
Issued as reinvestment of dividends	-	-	100,761	1,149,099
Redeemed	(1,765,337)	(20,426,259)	(3,911,677)	(42,536,090)
Net increase (decrease)	3,565,046	$41,129,126	755,935	$6,624,216
Indexed Equity Fund
Sold	5,442,947	$64,619,734	15,916,082	$177,923,354
Issued as reinvestment of dividends	-	-	529,961	6,163,443
Redeemed	(7,199,493)	(85,299,961)	(13,406,008)	(150,296,572)
Net increase (decrease)	(1,756,546)	$(20,680,227)	3,040,035	$33,790,225
Core Opportunities Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Blue Chip Growth Fund
Sold	4,157,861	$37,347,471	192,906	$1,691,220
Issued as reinvestment of dividends	-	-	857	7,874
Redeemed	(122,955)	(1,112,560)	(165,202)	(1,432,224)
Net increase (decrease)	4,034,906	$36,234,911	28,561	$266,870
Large Cap Growth Fund
Sold	2,076	$21,827	171,715	$1,578,705
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(202,779)	(2,164,993)	(4,960)	(46,634)
Net increase (decrease)	(200,703)	$(2,143,166)	166,755	$1,532,071

Notes to Financial Statements (Continued)

	Class Y
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Growth Equity Fund
Sold	1,069,285	$8,610,990	2,683,684	$20,986,568
Issued as reinvestment of dividends	-	-	57,031	469,363
Redeemed	(6,342,156)	(49,450,443)	(2,887,391)	(22,652,859)
Net increase (decrease)	(5,272,871)	$(40,839,453)	(146,676)	$(1,196,928)
Aggressive Growth Fund
Sold	4,634,665	$30,854,933	3,286,075	$20,754,624
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,523,694)	(16,249,355)	(2,348,537)	(13,821,846)
Net increase (decrease)	2,110,971	$14,605,578	937,538	$6,932,778
OTC 100 Fund
Sold	854,489	$3,633,810	439,185	$1,662,390
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,049,068)	(4,470,760)	(723,067)	(2,773,444)
Net increase (decrease)	(194,579)	$(836,950)	(283,882)	$(1,111,054)
Focused Value Fund
Sold	785,495	$13,761,094	3,603,527	$64,989,052
Issued as reinvestment of dividends	-	-	600,954	10,389,589
Redeemed	(905,529)	(15,882,800)	(2,592,246)	(46,905,736)
Net increase (decrease)	(120,034)	$(2,121,706)	1,612,235	$28,472,905
Small Cap Value Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Company Value Fund
Sold	4,772,321	$73,317,716	3,083,533	$44,137,520
Issued as reinvestment of dividends	-	-	296,884	4,303,502
Redeemed	(1,134,877)	(17,520,939)	(3,573,580)	(51,284,078)
Net increase (decrease)	3,637,444	$55,796,777	(193,163)	$(2,843,056)
Small Cap Core Equity Fund*
Sold	117,016	$1,139,915	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(238)	(2,207)	-	-
Net increase (decrease)	116,778	$1,137,708	-	$-
Mid Cap Growth Equity Fund
Sold	840,905	$9,327,975	1,301,786	$12,085,324
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(508,638)	(5,455,256)	(951,754)	(8,740,969)
Net increase (decrease)	332,267	$3,872,719	350,032	$3,344,355
Mid Cap Growth Equity II Fund
Sold	3,044,134	$45,755,169	4,999,687	$69,260,078
Issued as reinvestment of dividends	-	-	389,082	5,656,274
Redeemed	(1,548,019)	(23,207,608)	(3,160,909)	(44,188,784)
Net increase (decrease)	1,496,115	$22,547,561	2,227,860	$30,727,568
Small Cap Growth Equity Fund
Sold	3,330,757	$56,372,412	3,774,225	$55,429,232
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,342,054)	(22,741,741)	(4,220,758)	(63,023,059)
Net increase (decrease)	1,988,703	$33,630,671	(446,533)	$(7,593,827)
Small Company Growth Fund
Sold	543,730	$5,964,389	535,919	$5,033,150
Issued as reinvestment of dividends	-	-	69,966	657,684
Redeemed	(1,346,211)	(14,446,749)	(1,832,485)	(17,224,444)
Net increase (decrease)	(802,481)	$(8,482,360)	(1,226,600)	$(11,533,610)

Notes to Financial Statements (Continued)

	Class Y
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Emerging Growth Fund
Sold	267,681	$1,707,058	648,255	$3,597,983
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(245,006)	(1,542,005)	(600,424)	(3,422,254)
Net increase (decrease)	22,675	$165,053	47,831	$175,729
Overseas Fund
Sold	4,592,967	$54,270,928	4,519,188	$51,959,054
Issued as reinvestment of dividends	-	-	1,186,865	13,216,989
Redeemed	(1,204,864)	(14,460,095)	(2,369,253)	(27,220,595)
Net increase (decrease)	3,388,103	$39,810,833	3,336,800	$37,955,448
Destination Retirement Income Fund
Sold	983,200	$10,111,193	3,266,870	$34,248,955
Issued as reinvestment of dividends	-	-	437,594	4,486,385
Redeemed	(711,886)	(7,326,911)	(1,172,083)	(12,247,016)
Net increase (decrease)	271,314	$2,784,282	2,532,381	$26,488,324
Destination Retirement 2010 Fund
Sold	2,046,988	$22,005,159	2,549,194	$27,217,392
Issued as reinvestment of dividends	-	-	102,863	1,093,687
Redeemed	(713,623)	(7,643,964)	(319,836)	(3,430,807)
Net increase (decrease)	1,333,365	$14,361,195	2,332,221	$24,880,272
Destination Retirement 2020 Fund
Sold	2,363,038	$26,317,028	5,433,548	$59,324,920
Issued as reinvestment of dividends	-	-	221,191	2,428,681
Redeemed	(972,787)	(10,809,952)	(604,787)	(6,670,128)
Net increase (decrease)	1,390,251	$15,507,076	5,049,952	$55,083,473
Destination Retirement 2030 Fund
Sold	1,469,175	$17,435,230	2,845,719	$32,221,850
Issued as reinvestment of dividends	-	-	82,922	957,824
Redeemed	(445,947)	(5,284,316)	(282,004)	(3,232,282)
Net increase (decrease)	1,023,228	$12,150,914	2,646,637	$29,947,392
Destination Retirement 2040 Fund
Sold	1,749,244	$21,298,085	715,701	$8,216,224
Issued as reinvestment of dividends	-	-	17,859	210,723
Redeemed	(491,425)	(5,987,521)	(76,829)	(887,172)
Net increase (decrease)	1,257,819	$15,310,564	656,731	$7,539,775
	Class S
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	124,470	$1,236,801	1,281,291	$12,958,670
Issued as reinvestment of dividends	-	-	21,187	211,873
Redeemed	(34,139)	(338,027)	(1,613)	(16,384)
Net increase (decrease)	90,331	$898,774	1,300,865	$13,154,159
Strategic Balanced Fund
Sold	107,761	$1,164,973	209,342	$2,193,990
Issued as reinvestment of dividends	-	-	12,773	135,771
Redeemed	(67,855)	(733,184)	(57,201)	(601,531)
Net increase (decrease)	39,906	$431,789	164,914	$1,728,230
Diversified Value Fund
Sold	1,944,609	$23,140,085	2,904,595	$33,170,577
Issued as reinvestment of dividends	-	-	532,829	6,031,845
Redeemed	(2,189,006)	(26,036,589)	(2,748,609)	(30,536,372)
Net increase (decrease)	(244,397)	$(2,896,504)	688,815	$8,666,050

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Fundamental Value Fund
Sold	6,470,102	$76,379,554	11,460,111	$127,098,971
Issued as reinvestment of dividends	-	-	1,339,051	15,077,709
Redeemed	(4,405,044)	(52,019,637)	(5,605,792)	(62,180,553)
Net increase (decrease)	2,065,058	$24,359,917	7,193,370	$79,996,127
Value Equity Fund
Sold	969,539	$10,740,416	964,243	$10,375,534
Issued as reinvestment of dividends	-	-	498,240	5,292,559
Redeemed	(1,180,796)	(13,022,709)	(1,093,690)	(11,608,867)
Net increase (decrease)	(211,257)	$(2,282,293)	368,793	$4,059,226
Large Cap Value Fund
Sold	8,400,211	$97,780,272	17,519,048	$188,073,876
Issued as reinvestment of dividends	-	-	422,916	4,828,320
Redeemed	(6,722,299)	(77,977,641)	(11,609,856)	(125,106,306)
Net increase (decrease)	1,677,912	$19,802,631	6,332,108	$67,795,890
Indexed Equity Fund
Sold	5,768,386	$69,287,060	15,781,993	$178,956,716
Issued as reinvestment of dividends	-	-	761,891	8,944,597
Redeemed	(10,337,328)	(123,894,449)	(22,559,101)	(255,272,692)
Net increase (decrease)	(4,568,942)	$(54,607,389)	(6,015,217)	$(67,371,379)
Core Opportunities Fund*
Sold	960,010	$9,600,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	960,010	$9,600,100	-	$-
Blue Chip Growth Fund
Sold	557,352	$5,145,409	1,314,812	$11,440,931
Issued as reinvestment of dividends	-	-	21,679	199,883
Redeemed	(1,765,185)	(16,466,263)	(2,435,482)	(21,278,456)
Net increase (decrease)	(1,207,833)	$(11,320,854)	(1,098,991)	$(9,637,642)
Large Cap Growth Fund
Sold	313,561	$3,293,184	732,876	$7,304,053
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,000,152)	(10,543,374)	(281,398)	(2,548,807)
Net increase (decrease)	(686,591)	$(7,250,190)	451,478	$4,755,246
Growth Equity Fund
Sold	5,824,847	$47,334,416	11,533,207	$91,074,627
Issued as reinvestment of dividends	-	-	153,457	1,267,551
Redeemed	(2,606,753)	(21,050,282)	(7,769,008)	(62,054,347)
Net increase (decrease)	3,218,094	$26,284,134	3,917,656	$30,287,831
Aggressive Growth Fund
Sold	10,060,804	$65,127,415	17,648,436	$108,842,632
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(7,103,844)	(45,536,399)	(14,402,248)	(86,387,004)
Net increase (decrease)	2,956,960	$19,591,016	3,246,188	$22,455,628
OTC 100 Fund
Sold	1,002,694	$4,254,770	2,478,859	$9,869,095
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,546,220)	(6,599,659)	(4,088,677)	(16,243,905)
Net increase (decrease)	(543,526)	$(2,344,889)	(1,609,818)	$(6,374,810)
Focused Value Fund
Sold	2,476,519	$43,754,203	6,937,072	$126,762,953
Issued as reinvestment of dividends	-	-	1,857,459	32,309,556
Redeemed	(3,651,019)	(64,420,833)	(6,024,681)	(109,979,958)
Net increase (decrease)	(1,174,500)	$(20,666,630)	2,769,850	$49,092,551

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund*
Sold	1,119,815	$11,156,058	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,112)	(10,663)	-	-
Net increase (decrease)	1,118,703	$11,145,395	-	$-
Small Company Value Fund
Sold	6,599,841	$104,185,575	6,621,529	$95,317,203
Issued as reinvestment of dividends	-	-	651,117	9,472,764
Redeemed	(3,243,133)	(50,289,697)	(5,084,370)	(72,703,566)
Net increase (decrease)	3,356,708	$53,895,878	2,188,276	$32,086,401
Small Cap Core Equity Fund*
Sold	960,010	$9,600,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	960,010	$9,600,100	-	$-
Mid Cap Growth Equity Fund
Sold	3,566,125	$39,658,433	4,726,467	$44,091,434
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,751,772)	(30,080,766)	(3,338,523)	(30,982,959)
Net increase (decrease)	814,353	$9,577,667	1,387,944	$13,108,475
Mid Cap Growth Equity II Fund
Sold	3,450,807	$52,187,347	8,806,491	$124,285,928
Issued as reinvestment of dividends	-	-	750,159	10,961,612
Redeemed	(2,944,965)	(44,342,702)	(6,190,085)	(84,861,939)
Net increase (decrease)	505,842	$7,844,645	3,366,565	$50,385,601
Small Cap Growth Equity Fund
Sold	4,307,522	$74,463,170	6,248,229	$94,325,620
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,050,602)	(52,239,948)	(4,996,857)	(73,820,837)
Net increase (decrease)	1,256,920	$22,223,222	1,251,372	$20,504,783
Small Company Growth Fund
Sold	1,708,738	$18,771,467	515,623	$4,911,562
Issued as reinvestment of dividends	-	-	34,574	325,688
Redeemed	(838,492)	(8,938,978)	(788,394)	(7,461,289)
Net increase (decrease)	870,246	$9,832,489	(238,197)	$(2,224,039)
Emerging Growth Fund
Sold	2,277,661	$14,827,662	2,719,709	$15,672,930
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,179,021)	(7,598,905)	(2,325,603)	(13,557,496)
Net increase (decrease)	1,098,640	$7,228,757	394,106	$2,115,434
Overseas Fund
Sold	7,103,664	$85,615,646	12,014,548	$137,028,288
Issued as reinvestment of dividends	-	-	2,855,049	31,851,212
Redeemed	(4,528,023)	(54,309,149)	(6,179,756)	(69,782,720)
Net increase (decrease)	2,575,641	$31,306,497	8,689,841	$99,096,780
Destination Retirement Income Fund
Sold	579,499	$5,961,236	337,256	$3,536,203
Issued as reinvestment of dividends	-	-	15,455	158,328
Redeemed	(306,043)	(3,138,105)	(33,177)	(346,563)
Net increase (decrease)	273,456	$2,823,131	319,534	$3,347,968
Destination Retirement 2010 Fund
Sold	619,606	$6,658,767	1,115,029	$12,019,820
Issued as reinvestment of dividends	-	-	38,803	412,926
Redeemed	(512,979)	(5,469,705)	(232,906)	(2,504,654)
Net increase (decrease)	106,627	$1,189,062	920,926	$9,928,092

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund
Sold	1,874,327	$20,823,575	2,455,370	$27,010,206
Issued as reinvestment of dividends	-	-	119,873	1,317,408
Redeemed	(632,674)	(7,022,166)	(446,178)	(4,907,211)
Net increase (decrease)	1,241,653	$13,801,409	2,129,065	$23,420,403
Destination Retirement 2030 Fund
Sold	1,577,670	$18,631,919	1,294,694	$14,864,505
Issued as reinvestment of dividends	-	-	43,018	497,492
Redeemed	(452,740)	(5,334,278)	(134,152)	(1,536,542)
Net increase (decrease)	1,124,930	$13,297,641	1,203,560	$13,825,455
Destination Retirement 2040 Fund
Sold	922,381	$11,248,507	2,281,935	$27,324,165
Issued as reinvestment of dividends	-	-	53,693	635,905
Redeemed	(460,630)	(5,579,725)	(181,951)	(2,173,156)
Net increase (decrease)	461,751	$5,668,782	2,153,677	$25,786,914
	Class Z
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Indexed Equity Fund
Sold	6,419,365	$76,614,152	14,223,155	$162,052,893
Issued as reinvestment of dividends	-	-	333,722	3,917,901
Redeemed	(2,145,840)	(25,863,598)	(4,500,068)	(50,762,443)
Net increase (decrease)	4,273,525	$50,750,554	10,056,809	$115,208,351
	Class N
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	151,064	$1,473,130	10,583	$106,872
Issued as reinvestment of dividends	-	-	148	1,471
Redeemed	-	-	-	-
Net increase (decrease)	151,064	$1,473,130	10,731	$108,343
Strategic Balanced Fund
Sold	4,963	$53,784	3,463	$36,287
Issued as reinvestment of dividends	-	-	622	6,596
Redeemed	(4,449)	(48,185)	(4,792)	(49,589)
Net increase (decrease)	514	$5,599	(707)	$(6,706)
Diversified Value Fund
Sold	92,204	$1,087,596	66	$725
Issued as reinvestment of dividends	-	-	108	1,222
Redeemed	(17,486)	(201,490)	(4,264)	(48,268)
Net increase (decrease)	74,718	$886,106	(4,090)	$(46,321)
Fundamental Value Fund
Sold	45,348	$526,199	45,051	$491,498
Issued as reinvestment of dividends	-	-	5,707	63,518
Redeemed	(121,360)	(1,425,389)	(24,018)	(263,808)
Net increase (decrease)	(76,012)	$(899,190)	26,740	$291,208
Value Equity Fund
Sold	-	$-	462	$4,913
Issued as reinvestment of dividends	-	-	1,359	14,382
Redeemed	-	-	(15,368)	(162,110)
Net increase (decrease)	-	$-	(13,547)	$(142,815)
Large Cap Value Fund
Sold	17,055	$191,549	58,225	$603,023
Issued as reinvestment of dividends	-	-	226	2,537
Redeemed	(9,628)	(109,123)	(137,308)	(1,452,237)
Net increase (decrease)	7,427	$82,426	(78,857)	$(846,677)

Notes to Financial Statements (Continued)

	Class N
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Indexed Equity Fund
Sold	29,984	$350,477	118,895	$1,307,569
Issued as reinvestment of dividends	-	-	3,474	39,746
Redeemed	(31,234)	(366,869)	(39,879)	(435,856)
Net increase (decrease)	(1,250)	$(16,391)	82,490	$911,459
Core Opportunities Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Blue Chip Growth Fund
Sold	160,221	$1,438,135	35,051	$300,558
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(21,529)	(194,220)	(67,323)	(591,390)
Net increase (decrease)	138,692	$1,243,915	(32,272)	$(290,832)
Large Cap Growth Fund
Sold	-	$-	83	$747
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	(485)	(4,750)
Net increase (decrease)	-	$-	(402)	$(4,003)
Growth Equity Fund
Sold	3,295	$25,920	15,394	$119,758
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(157,089)	(1,187,874)	(43,685)	(344,073)
Net increase (decrease)	(153,794)	$(1,161,954)	(28,291)	$(224,315)
Aggressive Growth Fund
Sold	21,642	$130,273	51,917	$307,996
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(32,901)	(202,805)	(86,082)	(462,125)
Net increase (decrease)	(11,259)	$(72,532)	(34,165)	$(154,129)
OTC 100 Fund
Sold	3,688	$15,091	11,598	$45,212
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,297)	(21,555)	(7,275)	(27,483)
Net increase (decrease)	(1,609)	$(6,464)	4,323	$17,729
Focused Value Fund
Sold	56,811	$957,584	79,975	$1,397,017
Issued as reinvestment of dividends	-	-	9,941	166,530
Redeemed	(42,945)	(723,328)	(36,588)	(631,196)
Net increase (decrease)	13,866	$234,256	53,328	$932,351
Small Cap Value Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Company Value Fund
Sold	39,053	$596,281	47,984	$674,113
Issued as reinvestment of dividends	-	-	3,394	48,212
Redeemed	(43,682)	(674,580)	(27,390)	(382,709)
Net increase (decrease)	(4,629)	$(78,299)	23,988	$339,616
Small Cap Core Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-

Notes to Financial Statements (Continued)

	Class N
	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Mid Cap Growth Equity Fund
Sold	7,846	$80,519	24	$225
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(854)	(8,979)	(1)	(8)
Net increase (decrease)	6,992	$71,540	23	$217
Mid Cap Growth Equity II Fund
Sold	98,410	$1,393,674	57,100	$766,803
Issued as reinvestment of dividends	-	-	5,251	73,587
Redeemed	(50,269)	(724,057)	(21,047)	(283,417)
Net increase (decrease)	48,141	$669,617	41,304	$556,973
Small Cap Growth Equity Fund
Sold	6,558	$107,172	11,550	$163,858
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,645)	(76,380)	(9,575)	(134,418)
Net increase (decrease)	1,913	$30,792	1,975	$29,440
Small Company Growth Fund
Sold	24,350	$262,608	43,041	$396,592
Issued as reinvestment of dividends	-	-	2,447	22,294
Redeemed	(44,477)	(456,943)	(39,663)	(367,378)
Net increase (decrease)	(20,127)	$(194,335)	5,825	$51,508
Emerging Growth Fund
Sold	-	$-	1	$7
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	(1)	(8)
Net increase (decrease)	-	$-	-	$(1)
Overseas Fund
Sold	36,725	$438,729	91,268	$1,002,678
Issued as reinvestment of dividends	-	-	13,822	151,417
Redeemed	(33,862)	(393,559)	(30,507)	(340,356)
Net increase (decrease)	2,863	$45,170	74,583	$813,739
Destination Retirement Income Fund
Sold	1,573	$15,964	607	$6,332
Issued as reinvestment of dividends	-	-	10	98
Redeemed	(0)	(0)	(428)	(4,485)
Net increase (decrease)	1,573	$15,964	189	$1,945
Destination Retirement 2010 Fund
Sold	1,228	$13,129	2,447	$26,059
Issued as reinvestment of dividends	-	-	78	832
Redeemed	(628)	(6,743)	(33)	(348)
Net increase (decrease)	600	$6,386	2,492	$26,543
Destination Retirement 2020 Fund
Sold	3,017	$33,366	11,563	$124,669
Issued as reinvestment of dividends	-	-	375	4,108
Redeemed	(1,431)	(15,691)	(659)	(7,150)
Net increase (decrease)	1,586	$17,675	11,279	$121,627
Destination Retirement 2030 Fund
Sold	1,457	$17,156	3,838	$42,896
Issued as reinvestment of dividends	-	-	94	1,076
Redeemed	(666)	(8,004)	(79)	(877)
Net increase (decrease)	791	$9,152	3,853	$43,095
Destination Retirement 2040 Fund
Sold	3,163	$39,066	2,038	$23,973
Issued as reinvestment of dividends	-	-	37	434
Redeemed	(836)	(10,347)	(80)	(858)
Net increase (decrease)	2,327	$28,719	1,995	$23,549

*  Fund commenced operations on March 31, 2006.

Notes to Financial Statements (Continued)

Redemptions or exchanges of Class N made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2006 were all waived.

6.  Federal Income Tax Information  At June 30, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund	$195,904,014	$113,304	$(5,184,588)	$(5,071,284)
Strategic Balanced Fund	224,059,601	18,648,207	(6,862,496)	11,785,711
Diversified Value Fund	359,061,371	56,866,923	(10,490,040)	46,376,883
Fundamental Value Fund	1,014,705,855	180,651,095	(20,223,190)	160,427,905
Value Equity Fund	106,102,531	9,453,536	(2,320,179)	7,133,357
Large Cap Value Fund	1,203,615,059	357,606,382	(21,002,640)	336,603,742
Indexed Equity Fund	1,924,207,260	413,321,820	(221,025,257)	192,296,563
Core Opportunities Fund	12,004,609	130,375	(490,110)	(359,735)
Blue Chip Growth Fund	433,694,319	26,946,080	(18,899,787)	8,046,293
Large Cap Growth Fund	37,173,193	2,073,598	(1,410,794)	662,804
Growth Equity Fund	872,234,356	26,691,997	(39,336,763)	(12,644,766)
Aggressive Growth Fund	585,530,078	91,452,406	(45,398,076)	46,054,330
OTC 100 Fund	54,908,197	8,759,017	(4,862,763)	3,896,254
Focused Value Fund	916,277,968	122,673,632	(26,897,018)	95,776,614
Small Cap Value Equity Fund	11,869,555	329,585	(507,634)	(178,049)
Small Company Value Fund	747,727,271	141,113,073	(24,058,600)	117,054,473
Small Cap Core Equity Fund	10,782,798	350,456	(538,486)	(188,030)
Mid Cap Growth Equity Fund	202,664,969	36,118,212	(5,283,069)	30,835,143
Mid Cap Growth Equity II Fund	1,299,263,166	263,972,746	(46,996,598)	216,976,148
Small Cap Growth Equity Fund	735,595,041	137,986,037	(24,192,908)	113,793,129
Small Company Growth Fund	199,233,130	17,277,031	(14,565,215)	2,711,816
Emerging Growth Fund	119,179,329	11,795,056	(5,148,276)	6,646,780
Overseas Fund	1,014,309,874	156,212,845	(19,847,476)	136,365,369
Destination Retirement Income Fund	261,081,683	3,837,003	(6,166,829)	(2,329,826)
Destination Retirement 2010 Fund	143,223,840	1,793,266	(3,088,826)	(1,295,560)
Destination Retirement 2020 Fund	492,047,199	15,810,393	(8,680,904)	7,129,489
Destination Retirement 2030 Fund	340,655,196	19,791,646	(3,080,940)	16,710,706
Destination Retirement 2040 Fund	204,878,809	12,415,881	(1,210,622)	11,205,259

At December 31, 2005, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Strategic Bond Fund	$-	$-	$-	$-	$809,602
Large Cap Value Fund	18,107,685	38,862,582	10,621,856	9,443,094	-
Indexed Equity Fund	-	26,502,337	-	-	-
Blue Chip Growth Fund	17,542,638	42,088,672	16,672,836	4,273,407	-
Large Cap Growth Fund	-	-	1,757,033	-	-
Growth Equity Fund	49,735,738	98,921,181	-	-	-
Aggressive Growth Fund	36,382,312	39,256,002	-	-	-
OTC 100 Fund	-	4,907,442	13,741,961	7,702,832	-

Notes to Financial Statements (Continued)

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Mid Cap Growth Equity Fund	$53,557,180	$35,977,324	$976,172	$-	$-
Small Cap Growth Equity Fund	-	15,687,379	4,198,095	-	-
Emerging Growth Fund	17,178,284	28,322,542	-	-	-

Net Capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Strategic Bond Fund	$2,533,077	$-	$-	$-
Strategic Balanced Fund	4,517,378	1,239,874	-	-
Diversified Value Fund	3,774,234	4,743,589	1,016,518	-
Fundamental Value Fund	11,671,821	19,530,720	3,036,163	-
Value Equity Fund	570,825	5,879,719	2,731,118	-
Large Cap Value Fund	10,001,086	-	-	-
Indexed Equity Fund	25,487,506	-	-	-
Blue Chip Growth Fund	272,236	-	-	-
Growth Equity Fund	2,610,912	-	-	-
Focused Value Fund	2,545,454	74,522,080	4,523,605	-
Small Company Value Fund	-	24,697,559	556,940	-
Mid Cap Growth Equity II Fund	-	50,310,268	-	-
Small Company Growth Fund	-	315,488	3,108,001	-
Overseas Fund	14,040,495	48,413,806	23,929,123	-
Destination Retirement Income Fund	8,704,749	833,577	1,021,685	-
Destination Retirement 2010 Fund	3,240,209	328,764	232,123	-
Destination Retirement 2020 Fund	10,662,583	3,980,285	798,787	-
Destination Retirement 2030 Fund	4,785,448	2,994,526	704,386	-
Destination Retirement 2040 Fund	1,812,792	2,062,031	689,543	-

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$64,668	$(809,602)	$(336,577)	$(244,700)
Strategic Balanced Fund	-	-	(85,849)	10,060,520
Diversified Value Fund	-	1,461,517	(4,010)	42,534,817
Fundamental Value Fund	623,293	5,267,184	(19,917)	147,847,966
Value Equity Fund	566,210	1,026,647	(3,300)	10,240,383
Large Cap Value Fund	-	(77,035,217)	(320,568)	307,908,409
Indexed Equity Fund	137,921	(26,502,337)	(62,585)	139,178,891
Blue Chip Growth Fund	-	(80,577,553)	(15,157)	34,350,675
Large Cap Growth Fund	-	(1,757,033)	(1,183)	6,790,162
Growth Equity Fund	66,282	(148,656,919)	(26,397)	57,151,911
Aggressive Growth Fund	-	(75,638,314)	(12,707)	(118,858,575)

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
OTC 100 Fund	$-	$(26,352,235)	$(3,011)	$6,718,579
Focused Value Fund	1,576,686	3,676,884	(21,841)	130,495,147
Small Company Value Fund	5,103,690	-	(9,822)	94,615,105
Mid Cap Growth Equity Fund	-	(90,510,676)	(1,307,568)	33,876,270
Mid Cap Growth Equity II Fund	-	9,004,454	(22,774)	260,106,464
Small Cap Growth Equity Fund	-	(19,885,474)	(16,782)	132,913,069
Small Company Growth Fund	-	2,520,213	(3,874)	3,708,351
Emerging Growth Fund	-	(45,500,826)	(5,070)	12,007,788
Overseas Fund	-	3,527,780	(7,553)	113,713,441
Destination Retirement Income Fund	-	2,226,055	(3,395)	(2,820,723)
Destination Retirement 2010 Fund	104,231	1,455,231	(788)	(1,664,673)
Destination Retirement 2020 Fund	-	8,995,621	(4,862)	6,620,508
Destination Retirement 2030 Fund	-	6,849,171	(3,539)	15,598,109
Destination Retirement 2040 Fund	-	4,418,060	(2,000)	10,660,647

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gains dividend for the year ended December 31, 2005:

Long Term Capital Dividend
Strategic Balanced Fund	$1,239,874
Diversified Value Fund	4,743,589
Fundamental Value Fund	19,530,720
Value Equity Fund	5,879,719
Focused Value Fund	74,522,080
Small Company Value Fund	24,697,559
Mid Cap Growth Equity II Fund	50,310,268
Small Company Growth Fund	315,488
Overseas Fund	48,413,806
Destination Retirement Income Fund	833,577
Destination Retirement 2010 Fund	328,764
Destination Retirement 2020 Fund	3,980,285
Destination Retirement 2030 Fund	2,994,526
Destination Retirement 2040 Fund	2,062,031

The following Funds have elected to defer to January 1, 2006 post-October losses:

Amount
Strategic Bond Fund	$312,753
Strategic Balanced Fund	81,743
Fundamental Value Fund	739,131
Indexed Equity Fund	8,287
Mid Cap Growth Equity Fund	1,300,757

The following Funds have elected to defer to January 1, 2006 post-October currency losses:

Amount
Strategic Bond Fund	$23,103
Large Cap Value Fund	286,915

Notes to Financial Statements (Continued)

7.  Investment in Affiliated Issuers  A summary of the Fund's transactions in the securities of these issuers during the the six months ended June 30, 2006, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement Income Fund
Core Bond Fund, Class S*	$45,547,414	$4,331,247	$2,987,191	$46,540,795	$-	$-
Diversified Bond Fund, Class S*	45,546,685	4,296,550	3,032,649	46,542,821	-	-
Growth Equity Fund, Class S	17,621,789	2,642,839	1,303,840	18,024,700	-	-
Inflation-Protected Bond Fund, Class S*	48,169,902	5,476,156	3,504,055	49,282,499	-	-
Large Cap Value Fund, Class S	17,667,341	1,682,838	1,851,634	18,047,962	-	-
Money Market Fund, Class S*	12,663,884	1,253,513	1,065,936	12,891,402	262,907	-
Overseas Fund, Class S	12,629,689	1,463,626	2,349,178	13,126,623	-	-
Short-Duration Bond Fund, Class S*	37,991,653	3,096,845	2,914,351	38,712,429	-	-
Small Company Opportunities Fund, Class S*	15,075,307	2,166,809	2,114,939	15,582,626	-	-
Totals	$252,913,664	$26,410,423	$21,123,773	$258,751,857	$262,907	$-
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2010 Fund
Core Bond Fund, Class S*	$16,312,284	$6,355,016	$1,253,615	$21,272,339	$-	$-
Diversified Bond Fund, Class S*	16,312,023	6,342,253	1,272,816	21,273,265	-	-
Fundamental Value Fund, Class S	5,418,368	2,035,567	783,786	7,070,693	-	-
Growth Equity Fund, Class S	11,900,833	5,287,202	830,235	15,535,460	-	-
Inflation-Protected Bond Fund, Class S*	16,343,519	6,704,713	1,399,582	21,339,981	-	-
Large Cap Value Fund, Class S	6,508,140	2,445,026	676,508	8,484,831	-	-
Mid Cap Growth Equity II Fund, Class S	4,333,188	1,792,162	465,859	5,683,570	-	-
Money Market Fund, Class S*	5,442,509	2,112,258	501,026	7,070,693	125,889	-
Overseas Fund, Class S	7,598,942	3,062,431	1,439,953	10,079,717	-	-
Short-Duration Bond Fund, Class S*	11,973,520	4,422,825	1,021,147	15,570,909	-	-
Small Company Opportunities Fund, Class S*	6,478,866	2,853,435	907,011	8,546,822	-	-
Totals	$108,622,192	$43,412,888	$10,551,538	$141,928,280	$125,889	$-

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	$34,201,822	$10,289,604	$979,730	$39,792,594	$-	$-
Core Bond Fund, Class S*	51,562,379	11,002,029	2,276,764	59,858,108	-	-
Diversified Bond Fund, Class S*	47,264,758	10,047,970	2,138,800	54,872,316	-	-
Focused Value Fund, Class S	17,103,860	3,325,499	974,486	19,862,344	-	-
Fundamental Value Fund, Class S	38,536,302	6,953,115	3,565,577	44,766,668	-	-
Growth Equity Fund, Class S	38,473,048	9,584,826	1,007,251	44,709,045	-	-
Inflation-Protected Bond Fund, Class S*	55,966,144	13,052,154	2,920,560	65,052,057	-	-
Large Cap Value Fund, Class S	38,572,429	7,035,433	2,080,882	44,766,668	-	-
Mid Cap Growth Equity II Fund, Class S	21,401,618	4,623,459	1,293,463	24,988,909	-	-
Overseas Fund, Class S	38,603,457	7,969,818	5,381,559	45,582,377	-	-
Short-Duration Bond Fund, Class S*	25,805,268	4,923,177	1,249,978	29,873,902	-	-
Small Company Opportunities Fund, Class S*	21,332,790	5,161,901	2,008,042	25,051,700	-	-
Totals	$428,823,875	$93,968,985	$25,877,092	$499,176,688	$-	$-
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	$35,480,786	$12,223,264	$970,496	$42,705,858	$-	$-
Core Bond Fund, Class S*	5,943,403	1,609,746	363,945	7,137,834	-	-
Diversified Bond Fund, Class S*	20,801,577	5,617,996	1,297,862	24,983,503	-	-
Emerging Growth Fund, Class S	14,751,544	4,241,994	1,485,025	17,993,932	-	-
Focused Value Fund, Class S	14,786,212	3,288,219	652,830	17,763,724	-	-
Fundamental Value Fund, Class S	38,496,730	8,223,329	3,316,308	46,264,680	-	-
Growth Equity Fund, Class S	38,433,519	11,213,476	951,400	46,205,093	-	-
Inflation-Protected Bond Fund, Class S*	23,819,124	6,935,668	1,658,757	28,641,988	-	-
Large Cap Value Fund, Class S	35,568,767	8,085,835	2,095,916	42,705,858	-	-
Mid Cap Growth Equity II Fund, Class S	14,801,288	3,584,855	651,925	17,878,969	-	-
Overseas Fund, Class S	38,563,839	9,499,727	5,407,712	47,108,185	-	-
Small Company Value Fund, Class S	14,811,068	3,549,958	1,767,458	17,976,278	-	-
Totals	$296,257,857	$78,074,067	$20,619,634	$357,365,902	$-	$-

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	$23,815,361	$10,280,377	$1,043,364	$30,125,902	$-	$-
Emerging Growth Fund, Class S	10,184,380	3,708,584	1,135,486	13,056,162	-	-
Focused Value Fund, Class S	10,208,346	3,074,626	620,243	12,889,044	-	-
Fundamental Value Fund, Class S	25,555,818	7,510,559	2,725,975	32,277,753	-	-
Growth Equity Fund, Class S	25,513,800	9,598,397	1,043,013	32,236,160	-	-
Inflation-Protected Bond Fund, Class S*	1,712,999	658,025	172,198	2,164,812	-	-
Large Cap Value Fund, Class S	25,579,816	7,954,823	2,078,168	32,277,753	-	-
Mid Cap Growth Equity II Fund, Class S	10,218,769	3,213,472	527,079	12,972,705	-	-
Overseas Fund, Class S	25,600,427	8,349,678	4,130,730	32,866,539	-	-
Small Company Value Fund, Class S	11,929,785	3,673,367	1,502,412	15,217,238	-	-
Totals	$170,319,501	$58,021,908	$14,978,668	$216,084,068	$-	$-

*  MassMutual Premier Funds

8.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Trustees' Approval
of Investment
Advisory Contracts
(Unaudited)  At Contract Committee meetings held on January 26, 2006 and February 6, 2006 and a Board meeting held on February 6, 2006, respectively, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the existing Advisory Agreement for the Blue Chip Growth Fund and the existing Advisory Agreements and Sub-Advisory Agreements for each of the Strategic Bond Fund, Strategic Balanced Fund, Diversified Value Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Indexed Equity Fund, Large Cap Growth Fund, Growth Equity Fund, Aggressive Growth Fund, OTC 100 Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Emerging Growth Fund, Overseas Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meetings, the Trustees requested, and the Adviser and Sub-Advisers provided in

Notes to Financial Statements (Continued)

advance of the meetings, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Trustees also requested, and received in advance of the meetings, a fee study report with respect to each Fund prepared by an independent third-party vendor (the "Third-Party Report"). The Third-Party Report presented information concerning advisory fees, total expense ratios and investment performance that compared the Funds to a peer group identified by the third-party vendor. The Trustees also received in board materials in advance of the meetings, memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements and Sub-Advisory Agreements, including identification of types of information relevant to such consideration.

Representatives of the third-party vendor preparing the Third-Party Report requested by the Trustees were present for a portion of the January 26, 2006 meeting and made a presentation to the Trustees with respect to this Report. Such representatives also addressed questions posed by the Trustees concerning the Report. At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by each Fund and each Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreements, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. The Trustees considered the fact that the advisory fees did not contain breakpoints due to the Adviser choosing to price for the long-term. The Trustees also reviewed the performance of each Fund for the past one, three and five-year periods, as applicable.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements and the Funds' total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreements with respect to the Funds, the Trustees considered a wide range of information about, among other things: each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; and the fees payable to each Sub-Adviser by the Adviser. The Trustees did not generally review the profitability of the Sub-Advisers based on the fact that the sub-advisory fees were paid by the Adviser and on the conclusion that, accordingly, the sub-advisory fees were being negotiated at

Notes to Financial Statements (Continued)

arm's length. The Trustees were also informed that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by each Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to each Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by a Sub-Adviser in advising the Funds.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At the Board meeting held on February 6, 2006, the Board of Trustees of the Trust, including the Independent Trustees, also approved the Advisory Agreements and Sub-Advisory Agreements for each of the Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund, subject to approval by the shareholders of each of the Funds of the Advisory Agreements and Sub-Advisory Agreements. In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to each Fund prepared by the Adviser using information provided by an independent third-party vendor. This fee study identified relevant peer group funds and presented comparative information concerning advisory fees and total expense ratios. The Trustees also received in board materials in advance of the meeting memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements and Sub-Advisory Agreements, including identification of types of information relevant to such consideration.

At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by each Fund and each Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreements, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Adviser. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

Notes to Financial Statements (Continued)

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. The Trustees considered the fact that the advisory fees did not contain breakpoints due to the Adviser choosing to price for the long-term.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements and the Funds' total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreements with respect to the Funds, the Trustees considered a wide range of information about, among other things: each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; and the fees payable to each Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fees were negotiated at arm's length. The Trustees were also informed that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by each Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to each Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by a Sub-Adviser in advising the Funds.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

In addition, at the Board meeting held on February 6, 2006, the Trustees were approved the termination of the Sub-Advisory Agreement with Fidelity Management & Research Company ("FMR") and the approval of a new Sub-Advisory Agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price") for the Blue Chip Growth Fund. At a Board meeting held on May 1, 2006, the Trustees approved a new

Notes to Financial Statements (Continued)

Sub-Advisory Agreement with Delaware Management Company ("DMC") to add DMC as an additional Sub-Adviser to the Aggressive Growth Fund.

After arriving at the decision to replace FMR as a Sub-Adviser of the Blue Chip Growth Fund, the Trustees determined that it would be appropriate to find another sub-adviser that invested in blue chip stocks of large-capitalization companies who was from a stable firm and who had a strong track record that represented a successful and consistent approach. After careful consideration, the Trustees determined that T. Rowe Price provided the best opportunity for the Fund.

After arriving at the decision to add a co-sub-adviser, in addition to Sands Capital Management, LLC ("Sands Capital"), to the Aggressive Growth Fund, the Trustees determined that it would be appropriate to find another sub-adviser that invested in large-capitalization companies in an aggressive style similar to that of Sands Capital. The sub-adviser should be a stable firm with a strong track record that represented a successful and consistent approach. After careful consideration, the Trustees determined that DMC provided the best opportunity for the Aggressive Growth Fund.

In coming to each of these recommendations, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's Sub-Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things: each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to each Fund), resources and investment process; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; the investment performance of the Sub-Advisers in managing similar strategies; the fees payable to each Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other Advisers; and each Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser. The Trustees did not generally review the profitability of the Sub-Advisers based on the fact that the sub-advisory fees were paid by the Adviser and on the conclusion that, accordingly, the sub-advisory fees were being negotiated at arm's length.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of T. Rowe Price and DMC would be well suited to the Blue Chip Growth Fund and Aggressive Growth Fund, respectively, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Sub-Advisory Agreements were fair and reasonable with respect to the Funds and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve these Sub-Advisory Agreements.

Prior to the votes being taken to approve these Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

11.  Subsequent Event (Unaudited)  Effective July 11, 2006, Delaware Management Company and Insight Capital Research & Management, Inc. replaced RS Investment Management, L.P. as co-sub-advisers for the Emerging Growth Fund.

Other Information (Unaudited)

Fund Expenses June 30, 2006

Expense Examples	The following information is in regards to expenses for the six months ended June 30, 2006:
As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended June 30, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Information (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2006, based on, (1) the classes' actual return and actual expenses, and (2) a hypothetical annualized 5% return and the classes' actual expenses:

Strategic Bond Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$985.00	$4.72
2	) Hypothetical	1,000.00	1,020.03	4.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$987.00	$3.45
2	) Hypothetical	1,000.00	1,021.32	3.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$987.00	$3.50
2	) Hypothetical	1,000.00	1,021.27	3.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$986.00	$3.20
2	) Hypothetical	1,000.00	1,021.57	3.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$982.90	$6.29
2	) Hypothetical	1,000.00	1,018.45	6.41

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.28%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Strategic Balanced Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,018.00	$6.05
2	) Hypothetical	1,000.00	1,018.79	6.06

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.21%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,018.00	$4.80
2	) Hypothetical	1,000.00	1,020.03	4.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,018.90	$4.05
2	) Hypothetical	1,000.00	1,020.78	4.06

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.80	$3.81
2	) Hypothetical	1,000.00	1,021.03	3.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,016.10	$7.55
2	) Hypothetical	1,000.00	1,017.31	7.55

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Diversified Value Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,056.00	$5.51
2	) Hypothetical	1,000.00	1,019.44	5.41

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.08%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,057.60	$4.03
2	) Hypothetical	1,000.00	1,020.88	3.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,058.60	$3.47
2	) Hypothetical	1,000.00	1,021.42	3.41

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,059.40	$2.96
2	) Hypothetical	1,000.00	1,021.92	2.91

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,055.00	$7.13
2	) Hypothetical	1,000.00	1,017.85	7.00

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Fundamental Value Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,069.10	$6.31
2	) Hypothetical	1,000.00	1,018.70	6.16

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.23%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,071.60	$5.03
2	) Hypothetical	1,000.00	1,019.13	4.91

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,071.50	$4.26
2	) Hypothetical	1,000.00	1,020.68	4.16

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,071.40	$4.06
2	) Hypothetical	1,000.00	1,020.88	3.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,066.80	$7.84
2	) Hypothetical	1,000.00	1,017.21	7.65

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.53%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Value Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,031.50	$6.60
2	) Hypothetical	1,000.00	1,018.30	6.56

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 1.31%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,032.40	$5.34
2	) Hypothetical	1,000.00	1,019.54	5.31

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 1.06%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,034.10	$4.59
2	) Hypothetical	1,000.00	1,020.28	4.56

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,033.20	$4.34
2	) Hypothetical	1,000.00	1,020.53	4.31

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 0.86%,, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,030.40	$8.11
2	) Hypothetical	1,000.00	1,016.81	8.05

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 1.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Large Cap Value Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,028.40	$6.29
2	) Hypothetical	1,000.00	1,018.60	6.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,029.20	$5.03
2	) Hypothetical	1,000.00	1,019.84	5.01

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,030.90	$4.28
2	) Hypothetical	1,000.00	1,020.58	4.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,030.80	$3.83
2	) Hypothetical	1,000.00	1,021.03	3.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,027.80	$7.79
2	) Hypothetical	1,000.00	1,017.11	7.75

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Indexed Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,023.50	$3.51
2	) Hypothetical	1,000.00	1,021.32	3.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,025.20	$2.26
2	) Hypothetical	1,000.00	1,022.56	2.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,024.30	$2.26
2	) Hypothetical	1,000.00	1,022.56	2.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,024.90	$2.11
2	) Hypothetical	1,000.00	1,022.71	2.11

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class Z

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,026.60	$1.00
2	) Hypothetical	1,000.00	1,023.80	1.00

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.20%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,051.90	$5.09
2	) Hypothetical	1,000.00	1,019.91	5.01

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Core Opportunities Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$962.00	$3.34	*
2	) Hypothetical	1,000.00	1,018.10	6.76	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$963.00	$2.72	*
2	) Hypothetical	1,000.00	1,019.34	5.51	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$963.00	$2.35	*
2	) Hypothetical	1,000.00	1,020.08	4.76	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$963.00	$2.23	*
2	) Hypothetical	1,000.00	1,020.33	4.51	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$962.00	$4.08	*
2	) Hypothetical	1,000.00	1,016.61	8.25	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Blue Chip Growth Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$978.90	$6.57
2	) Hypothetical	1,000.00	1,018.15	6.71

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.34%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$980.20	$5.35
2	) Hypothetical	1,000.00	1,019.39	5.46

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$981.30	$4.67
2	) Hypothetical	1,000.00	1,020.08	4.76

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$981.40	$4.13
2	) Hypothetical	1,000.00	1,020.63	4.21

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$977.60	$8.04
2	) Hypothetical	1,000.00	1,016.66	8.20

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.64%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Large Cap Growth Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$926.10	$6.73
2	) Hypothetical	1,000.00	1,017.80	7.05

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$926.90	$5.59
2	) Hypothetical	1,000.00	1,018.99	5.86

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.17%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$927.10	$4.73
2	) Hypothetical	1,000.00	1,019.89	4.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.99%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$928.30	$4.54
2	) Hypothetical	1,000.00	1,020.08	4.76

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$924.30	$8.11
2	) Hypothetical	1,000.00	1,016.36	8.50

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Growth Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,053.80	$6.37
2	) Hypothetical	1,000.00	1,018.60	6.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,051.90	$5.09
2	) Hypothetical	1,000.00	1,019.84	5.01

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,051.60	$4.32
2	) Hypothetical	1,000.00	1,020.58	4.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,051.40	$4.02
2	) Hypothetical	1,000.00	1,020.88	3.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,054.50	$7.90
2	) Hypothetical	1,000.00	1,017.11	7.75

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Aggressive Growth Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$904.20	$6.18
2	) Hypothetical	1,000.00	1,019.39	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.31%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$905.50	$5.01
2	) Hypothetical	1,000.00	1,020.63	5.31

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.06%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$906.20	$4.30
2	) Hypothetical	1,000.00	1,021.37	4.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$906.80	$3.83
2	) Hypothetical	1,000.00	1,021.87	4.06

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$904.20	$7.60
2	) Hypothetical	1,000.00	1,016.81	8.05

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

OTC 100 Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$953.90	$5.52
2	) Hypothetical	1,000.00	1,019.14	5.71

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$954.40	$4.31
2	) Hypothetical	1,000.00	1,020.38	4.46

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$957.00	$3.64
2	) Hypothetical	1,000.00	1,021.08	3.76

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$957.30	$3.11
2	) Hypothetical	1,000.00	1,021.62	3.21

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 0.64%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$953.30	$6.97
2	) Hypothetical	1,000.00	1,017.65	7.20

*  Expenses are calculated using the annualized expense ratio for June 30, 2006 of 1.44%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Focused Value Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,020.90	$6.51
2	) Hypothetical	1,000.00	1,020.83	6.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,022.50	$5.27
2	) Hypothetical	1,000.00	1,019.59	5.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.05.%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,022.90	$4.51
2	) Hypothetical	1,000.00	1,020.33	4.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,023.90	$4.01
2	) Hypothetical	1,000.00	1,020.83	4.01

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,020.00	$8.01
2	) Hypothetical	1,000.00	1,016.86	8.00

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Small Cap Value Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$978.00	$3.49	*
2	) Hypothetical	1,000.00	1,017.85	7.00	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$978.00	$2.87	*
2	) Hypothetical	1,000.00	1,019.09	5.76	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$979.00	$2.49	*
2	) Hypothetical	1,000.00	1,019.84	5.01	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$979.00	$2.37	*
2	) Hypothetical	1,000.00	1,020.08	4.76	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$977.00	$4.24	*
2	) Hypothetical	1,000.00	1,016.36	8.50	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Value Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,089.60	$7.72
2	) Hypothetical	1,000.00	1,017.41	7.45

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,091.40	$6.43
2	) Hypothetical	1,000.00	1,018.65	6.21

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.24%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,091.60	$5.65
2	) Hypothetical	1,000.00	1,019.39	5.46

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,091.30	$5.44
2	) Hypothetical	1,000.00	1,019.59	5.26

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,087.90	$9.27
2	) Hypothetical	1,000.00	1,015.92	8.95

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Core Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$950.00	$3.44	*
2	) Hypothetical	1,000.00	1,017.85	7.00	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class L

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$951.00	$2.83	*
2	) Hypothetical	1,000.00	1,019.09	5.76	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$952.00	$2.46	*
2	) Hypothetical	1,000.00	1,019.84	5.01	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$951.00	$2.34	*
2	) Hypothetical	1,000.00	1,020.08	4.76	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class N

		Beginning Value	Ending Value	Operating Expense Incurred
1	) Actual	$1,000.00	$949.00	$4.18	*
2	) Hypothetical	1,000.00	1,016.36	8.50	**

*  Expenses are calculated using the annualized expense ratio for the period March 31, 2006 (commencement of operations) through June 30, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,061.00	$6.64
2	) Hypothetical	1,000.00	1,018.35	6.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,062.00	$5.32
2	) Hypothetical	1,000.00	1,019.64	5.21

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.04%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,063.40	$4.60
2	) Hypothetical	1,000.00	1,020.33	4.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,064.20	$4.25
2	) Hypothetical	1,000.00	1,020.68	4.16

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,059.70	$8.17
2	) Hypothetical	1,000.00	1,016.86	8.00

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Equity II Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,011.30	$6.73
2	) Hypothetical	1,000.00	1,018.10	6.76

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,020.60	$5.51
2	) Hypothetical	1,000.00	1,019.34	5.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,013.10	$4.74
2	) Hypothetical	1,000.00	1,020.08	4.76

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,013.80	$4.29
2	) Hypothetical	1,000.00	1,020.53	4.31

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.86%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,010.00	$8.22
2	) Hypothetical	1,000.00	1,016.61	8.25

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,041.30	$7.64
2	) Hypothetical	1,000.00	1,019.59	7.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,042.00	$6.38
2	) Hypothetical	1,000.00	1,020.68	6.31

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.26%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,042.80	$5.62
2	) Hypothetical	1,000.00	1,019.29	5.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,043.10	$4.91
2	) Hypothetical	1,000.00	1,019.98	4.86

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.97%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,038.70	$9.15
2	) Hypothetical	1,000.00	1,015.82	9.05

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Growth Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,039.20	$7.84
2	) Hypothetical	1,000.00	1,017.11	7.75

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,040.80	$6.58
2	) Hypothetical	1,000.00	1,018.35	6.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,041.50	$5.82
2	) Hypothetical	1,000.00	1,019.09	5.76

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,041.40	$5.62
2	) Hypothetical	1,000.00	1,019.29	5.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,037.70	$9.35
2	) Hypothetical	1,000.00	1,015.62	9.25

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,032.20	$7.36
2	) Hypothetical	1,000.00	1,017.55	7.30

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,033.40	$6.10
2	) Hypothetical	1,000.00	1,018.79	6.06

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.21%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,034.80	$5.35
2	) Hypothetical	1,000.00	1,019.54	5.31

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.06%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,034.50	$4.84
2	) Hypothetical	1,000.00	1,020.03	4.81

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,029.20	$8.86
2	) Hypothetical	1,000.00	1,016.07	8.80

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Overseas Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,107.80	$8.21
2	) Hypothetical	1,000.00	1,017.01	7.85

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.57%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,109.00	$6.90
2	) Hypothetical	1,000.00	1,018.25	6.61

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.32%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,109.60	$6.38
2	) Hypothetical	1,000.00	1,018.74	6.11

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.22%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,110.30	$6.12
2	) Hypothetical	1,000.00	1,018.99	5.86

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.17%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,105.90	$9.76
2	) Hypothetical	1,000.00	1,015.52	9.35

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.87%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement Income Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,001.00	$2.33
2	) Hypothetical	1,000.00	1,022.46	2.36

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.47%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,002.00	$1.09
2	) Hypothetical	1,000.00	1,023.70	1.10

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.22%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,002.90	$0.60
2	) Hypothetical	1,000.00	1,024.20	0.60

*  Expenses are calculated using the annualized expense ratio for the six months ended June30, 2006 of 0.12%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,002.00	$0.50
2	) Hypothetical	1,000.00	1,024.30	0.50

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,000.00	$3.82
2	) Hypothetical	1,000.00	1,020.98	3.86

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.77%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2010 Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,004.70	$2.49
2	) Hypothetical	1,000.00	1,022.32	2.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,006.60	$1.24
2	) Hypothetical	1,000.00	1,023.55	1.25

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,006.60	$0.75
2	) Hypothetical	1,000.00	1,024.05	0.75

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,007.50	$0.50
2	) Hypothetical	1,000.00	1,024.30	0.50

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,003.80	$3.97
2	) Hypothetical	1,000.00	1,020.83	4.01

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2020 Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,004.60	$2.44
2	) Hypothetical	1,000.00	1,022.36	2.46

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,005.50	$1.19
2	) Hypothetical	1,000.00	1,023.60	1.20

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.24%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,006.40	$0.70
2	) Hypothetical	1,000.00	1,024.10	0.70

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,006.40	$0.45
2	) Hypothetical	1,000.00	1,024.35	0.45

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,002.70	$3.92
2	) Hypothetical	1,000.00	1,020.88	3.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2030 Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,012.20	$2.49
2	) Hypothetical	1,000.00	1,022.32	2.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,013.00	$1.25
2	) Hypothetical	1,000.00	1,023.55	1.25

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,013.90	$0.75
2	) Hypothetical	1,000.00	1,024.05	0.75

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,013.90	$0.50
2	) Hypothetical	1,000.00	1,024.30	0.50

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,011.30	$3.99
2	) Hypothetical	1,000.00	1,020.83	4.01

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2040 Fund

Class A

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,017.80	$2.45
2	) Hypothetical	1,000.00	1,022.36	2.46

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.50	$1.20
2	) Hypothetical	1,000.00	1,023.60	1.20

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.24%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.50	$0.70
2	) Hypothetical	1,000.00	1,024.10	0.70

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Continued)

Class S

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.50	$0.45
2	) Hypothetical	1,000.00	1,024.35	0.45

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,016.10	$3.95
2	) Hypothetical	1,000.00	1,020.88	3.96

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Massachusetts Mutual Life Insurance Company
and affiliated companies
Springfield MA 01111-0001

www.massmutual.com

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

August 29, 2006

©2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its subsidiaries.	L4543 0806

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

The following procedures for shareholders to submit nominee candidates were adopted by the Registrant’s Nominating Committee and the Board of Trustees on August 7, 2006:

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.     The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.     The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for independent Trustee.

3.     The Shareholder Recommendation must include:

(i) a statement in writing setting forth:

(A)          the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Candidate”);

(B)           the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)           any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

(D)           any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)           whether the recommending shareholder believes that the Candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

(ii) the written and signed consent of the Candidate to be named as a nominee, for such Candidate’s information submitted in accordance with (i) above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series and class of the Trust owned beneficially and of record by the recommending shareholder;

(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(v) such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities

Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		MassMutual Select Funds

By (Signature and Title)		/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	8/25/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	8/25/06

By (Signature and Title)		/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	8/25/06